As Filed with the Securities and Exchange Commission on April 27, 2020

REGISTRATION NO. 333-83362
811-05846

SECURITIES AND EXCHANGE COMMISSION

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 46

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 144

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

1601 Trapelo Road, Suite 30
Waltham, Massachusetts 02451
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel
Delaware Life Insurance Company
1601 Trapelo Road, Suite 30
Waltham, Massachusetts 02451
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on April 29, 2020 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

APRIL 29, 2020

MASTERS EXTRA PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. This Contract offers bonus credits on Purchase Payments and the costs of this Contract may be higher than the costs of Contracts that do not offer bonus credits. The amount of interest credited on this Contract may be more than offset by the higher charges associated with the interest credited. You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)

Franklin Mutual Shares VIP Fund, Class 2

Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Putnam VT Equity Income Fund, Class IB

Rational Trend Aggregation VA Fund

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

Rational Insider Buying VA Fund

International/Global Equity Funds

AB International Growth Portfolio, Class B

Columbia Variable Portfolio - Overseas Core Fund Class 2

First Eagle Overseas Variable Fund

Invesco Oppenheimer V.I. Global Fund, Series II

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Intrinsic Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

PIMCO StocksPLUS® Global Portfolio, Advisor Class

Templeton Growth VIP Fund, Class 2

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Franklin Income VIP Fund, Class 2

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class

MFS® Moderate Allocation Portfolio, Service Class

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class

PIMCO Global Managed Asset Allocation Portfolio, Advisor Class

Putnam VT Multi-Asset Absolute Return Fund, Class IB

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Corporate Bond Portfolio, Service Class

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated April 29, 2020 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 75 of this Prospectus. You may obtain a copy without charge by writing to us at our Service Address or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Contract or Certificate will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling us at (877) 253-2323.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (877) 253-2323. Your election to receive reports in paper form will apply to all Funds available under your Contract or Certificate.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: DELAWARE LIFE INSURANCE COMPANY, P.O. Box 758581 Topeka, KS 66675-8581

Overnight Mailing Service Address:	Delaware Life Insurance Company
Mail Zone 581
5801 S.W. 6th Avenue
Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Masters Extra Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit, at an additional cost, if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. In addition, we will credit your Contract with interest, which we refer to as “Purchase Payment Interest,” at a rate that varies based upon the interest option you choose when you apply for your Contract. Not all interest options may be available in all states; and the rates credited may vary by state. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the frequency of Purchase Payments that apply depending upon which optional living benefit you selected. Any Purchase Payments received under an optional living benefit with such restrictions will be deemed “not in Good Order” and returned to you.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds and, if available, the Fixed Account Options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted. On May 4, 2009, we stopped accepting any investments (Purchase Payments, transfers, renewals) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year, or if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.40% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007, and you were 76 years or older on the Open Date, we deduct this charge at an annual rate of 1.60% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete Account Years.

Currently, you can transfer your Account value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect the optional living benefit, we will assess a periodic charge. The annual amount of the charge in no case exceeds 1.30% of the highest benefit base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in the optional living benefit available under your Contract. Income Riser offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

Income Riser is available only if you are age 85 or younger on the Open Date. If you purchase Income Riser, your investment choices are limited to the Designated Funds. In addition, a change of ownership may also terminate Income Riser. Under Income Riser, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you. Income Riser allows you to “step-up” your guaranteed amount on an annual basis, if eligible. Income Riser may not be available in all states.

In addition to the currently available optional living benefit listed above, twelve other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits is discussed in a separate Appendix at the end of this prospectus:

Appendix G - Secured Returns for Life	Appendix M - Income ON Demand II
Appendix H - Secured Returns	Appendix N - Income ON Demand II Plus
Appendix I - Secured Returns 2	Appendix O - Retirement Income Escalator II
Appendix J - Secured Returns for Life Plus	Appendix P - Income ON Demand II Escalator
Appendix K - Retirement Income Escalator	Appendix Q - Retirement Asset Protector
Appendix L - Income ON Demand	Appendix R - Income ON Demand III Escalator

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.70% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, the optional death benefit. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. In the first Account Year, this “free withdrawal amount” is equal to 10% of all Purchase Payments less any withdrawals previously taken that were not subject to a withdrawal charges. For all other Account Years, the “free withdrawal amount” is equal to the greater of (1) 10% of the amount of all Purchase Payments made during the last seven Account Years (including the current Account Year) minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year and (2) Contract earnings during the prior Account Year minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. For details regarding how to calculate your Contract earnings, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.” Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you your Account Value less any “adjusted” Purchase Payment Interest, (please see “Right to Return” under “Other Contract Provisions” for the calculation of adjusted Purchase Payment Interest) as of the day we receive your cancellation request, in Good Order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge or a Market Value Adjustment when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at our Service Address:

Delaware Life Insurance Company

P.O. Box 758581

Topeka, KS 66675-8581

Toll Free (877) 253-2323

www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%	[2]

Number of Complete Account Years Since Purchase Payment has been in the Account	0 - 1	1 - 2	2 - 3	3 - 4	4 - 5	5 - 6	6 - 7	7 or more

Withdrawal Charge	8%	8%	7%	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses (as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.40%[6]
Administrative Expense Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.70%

Charges for Optional Death Benefits

Death Benefit[7]	Fee as a % of Variable Account Value
Maximum Anniversary Account Value (“MAV”)	0.40%

Death Benefits Previously Available[8]	Fee as a % of Variable Account Value
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%
Maximum Annual Charge for an Optional Death Benefit (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefit[9]	Maximum Annual Fee
Income Riser Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	1.30%	[10]

Living Benefits Previously Available[13]	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Account Year):	0.50%	[14]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	0.95%	[14]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[15] during the Account Year):	0.85%	[14]
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	0.85%	[14]
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.15%	[14]
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	1.15%	[14]
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.15%	[14]
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[16] during the Account Year):	0.75%	[14]
Income ON Demand III Escalator Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.30%	[14]
Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable fee base during the Account Year):	1.30%

Total Variable Account Annual Expenses (1.70%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.30%):	3.40%[17]

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2019.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	2.16%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2018, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]

The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or any optional death benefit. The 1.70% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

[2]

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[3]

The premium tax rate and base vary by your state of residence and the type of Contract you own. We deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]

The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[5]

All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[6]

For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.60% if you were age 76 or older on the Contract’s Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.90%.

[7]

The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date. For Contracts purchased prior to August 17, 2009, the MAV death benefit was available to Owners younger than age 80 on the Open Date, at a cost of 0.20% of average daily net assets of the Variable Account Value.

[8]	The previously available death benefits are described in “APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES.”

[9]

As discussed under “OPTIONAL LIVING BENEFIT: INCOME RISER,” if you elect to increase or renew certain benefits under Income Riser, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

[10]

The charge shown is assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See “Cost of SIR.”)

[11]

The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: INCOME RISER,” “APPENDIX K - RETIREMENT INCOME ESCALATOR,” and “APPENDIX O - RETIREMENT INCOME ESCALATOR II.”)

[12]

The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX M - Income ON Demand II,” “APPENDIX N - Income ON Demand II Plus,” “APPENDIX P - Income ON Demand II Escalator” and “APPENDIX R - Income ON Demand III Escalator.”)

[13]

The previously available optional living benefits are described in Appendices G through O. If you elect to increase certain benefits under any of the living benefits other than Secured Returns, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” section in Appendices G, I through R.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[14]

The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See Appendices G, I through R.) For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively. Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-Up” section in Appendices O through Q.

[15]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX L - Income ON Demand.”)

[16]	The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX Q - RETIREMENT ASSET PROTECTOR.”)

[17]

This amount assumes that MAV (0.40%) was selected and that the Income Riser Living Benefit with joint-life coverage (1.30%) was also selected (in addition to the 1.40% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial fee base is equal to the initial Purchase Payment. If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and the optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. This Example factors in Purchase Payment Interest using the 5% Purchase Payment Interest Option. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,341	$2,427	$3,444	$6,090

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$586	$1,777	$2,989	$6,090

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$586	$1,777	$2,989	$6,090

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX T - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•

It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•

It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX F - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently, you may select from the following investment options:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)1,5

Franklin Mutual Shares VIP Fund, Class 2

Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II10

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 21

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II1

Putnam VT Equity Income Fund, Class IB1

Rational Trend Aggregation VA Fund3

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)5

Invesco V.I. American Value Fund, Series II1

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class1

MFS® Mid Cap Value Portfolio, Service Class1

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II1

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B1

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class1

MFS® New Discovery Value Portfolio, Service Class1

Rational Insider Buying VA Fund3

International/Global Equity Funds

AB International Growth Portfolio, Class B1

Columbia Variable Portfolio - Overseas Core Fund, Class 2

First Eagle Overseas Variable Fund4

Invesco Oppenheimer V.I. Global Fund, Series II11

Invesco V.I. International Growth Fund, Series II1

MFS® International Growth Portfolio, Service Class

MFS® International Intrinsic Value Portfolio, Service Class9

MFS® Research International Portfolio, Service Class

PIMCO StocksPLUS® Global Portfolio, Advisor Class1

Templeton Growth VIP Fund, Class 2

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class1

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B1

AB Dynamic Asset Allocation Portfolio, Class B1,7

BlackRock Global Allocation V.I. Fund, Class III1

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)5

Franklin Income VIP Fund, Class 2

Invesco V.I. Equity and Income Fund, Series II1

MFS® Conservative Allocation Portfolio, Service Class1,2

MFS® Global Tactical Allocation Portfolio, Service Class1,7

MFS® Growth Allocation Portfolio, Service Class1,2

MFS® Moderate Allocation Portfolio, Service Class1,2

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class2

PIMCO Global Managed Asset Allocation Portfolio, Advisor Class1,2,7,8

Putnam VT Multi-Asset Absolute Return Fund, Class IB1

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)2,5

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)2,5

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class6

Global Bond Fund

Templeton Global Bond VIP Fund, Class 41

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class1

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 21

MFS® Corporate Bond Portfolio, Service Class

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class1

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class1

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

[1]	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

[2]

This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[3]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.

[4]	First Eagle Overseas Variable Fund does not have different share classes.

[5]

In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

[6]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[7]	This Fund employs a managed volatility strategy.

[8]	Formerly known as PIMCO Global Multi-Asset Managed Allocation Portfolio.

[9]	Formerly known as MFS® International Value Portfolio.

[10]	Formerly known as Oppenheimer Capital Appreciation Fund/VA.

[11]	Formerly known as Oppenheimer Global Fund/VA.

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolios (CTIVPSM - Loomis Sayles Growth Fund is sub-advised by Loomis Sayles & Company LP and Columbia Variable Portfolio - Overseas Core Fund is sub-advised by Threadneedle International Ltd). Fidelity Management & Research Company advises the Fidelity® VIP Portfolios; Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers), and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc. and other investment advisers). First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund and Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Portfolios. Pacific Investment Management Company LLC advises the PIMCO Portfolios, including PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds (Putnam VT Equity Income Fund is sub-advised by Putnam Investments Limited and Putnam VT Multi-Asset Absolute Return Fund is sub-advised by Putnam Advisory Company and Putnam Investments Limited). Rational Advisors Inc. advises the Rational VA Funds (Rational Trend Aggregation VA Fund sub-advised by Tuttle Tactical Management, LLC). Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be downloaded from our website, www.delawarelife.com, or obtained without charge by calling us at (877) 253-2323 or by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts.

Payments We Receive

The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Contracts for providing distribution and shareholder support services to the Funds, ranging up to 0.25% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.

These payments reflect in part expense savings by the Fund Groups for having, in the case of the Contracts, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Contracts. These payments are generally based on a percentage of the daily assets of the Funds under the Contracts and other variable contracts offered by Delaware Life and its affiliated insurers.

In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Contract, its features and the available investment options. Certain Fund Groups may also attend these meetings.

These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Contracts. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Contract.

If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Subaccounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Contract.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Periods from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, Guarantee Periods already in existence will be unaffected, although any renewals thereof will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

Effective May 4, 2009, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

•	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

•	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account;

•	renewals at the end of an existing Guarantee Period; and

•	any other source.

Any of your Account Value held in a Guarantee Period on May 4, 2009 was not immediately affected by our closing the Guarantee Periods to new amounts. However, at the end of such Guarantee Period, we automatically transfer all of your Account Value remaining therein to the Money Market Sub-Account, if you have not by that time requested that we transfer all of such amounts to any other Sub-Account(s).

Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our mailing address shown on the first page of this Prospectus. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in Good Order.” An Application is in Good Order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and the optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the timing of additional Purchase Payments depending upon which optional living benefit you selected. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices G - R.)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available. However, we reserve the right to limit any allocation to a Guarantee Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Purchase Payment Interest

We will credit your Contract with an amount, which we refer to as “Purchase Payment Interest.” When you purchased your Contract, your may have elected one of the Purchase Payment Interest options listed below.

Option A: The 2% Five-Year Anniversary Interest Option - Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, on every Fifth-Year Anniversary, we will add to your Contract a credit equal to 2% of your Account Value at that time.

Option B: The 5% Interest Option - Under this option we will add to your Contract a credit equal to 5% of each Purchase Payment. However, Purchase Payments made under Option B prior to August 17, 2009, were credited with interest at the rate in effect at the time of the Purchase Payment. This rate ranged from 3% to 6% of the Purchase Payment. You will never receive a credit on an additional Purchase Payment lower than the rate declared at the time your Contract was purchased. (See “APPENDIX D - CALCULATION FOR PURCHASE PAYMENT INTEREST.”)

We add the Purchase Payment Interest to your Account during the same Valuation Period in which we receive any Purchase Payment under Option B, or any Purchase Payment received before the first Account Anniversary under Option A. In addition, under Option A we add Purchase Payment Interest to your Account on every Fifth-Year Anniversary. When a credit is based upon a Purchase Payment received, we allocate it to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any Fifth-Year Anniversary credit under Option A, we calculate the credit based on your total Account Value and then allocate that amount to each Sub-Account on a pro-rata basis; i.e., in the same proportion as each Sub-Account is invested in your total Variable Account Value.

Purchase Payment Interest is not a Purchase Payment and therefore no withdrawal charges are directly associated with it. The credit of Purchase Payment Interest increases your Account Value. As a result of the Purchase Payment Interest, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	The Purchase Payment Interest credited during a previous Account Year may also increase your prior Account Year’s earnings under your Contract and thus your free withdrawal amount.

•

If you are participating in an optional living benefit, the Purchase Payment Interest will not be credited to your benefit base; however, the increase in your Account Value may cause a step-up of your benefit base.

You should carefully consider the following when selecting a Purchase Payment Interest option:

•

Option A will generally result in higher Purchase Payment Interest if you plan to hold your Contract for a longer period of time (e.g., 10 years or more). Option B will generally result in higher Purchase Payment Interest if you only plan to hold your Contract for a shorter period of time (e.g., less than 10 years).

•

If you plan on making additional Purchase Payments beyond the first Account Year, then under Option B, we will credit your Account Value immediately with the Purchase Payment Interest. By contrast, for Purchase Payments made after the first Account Year under Option A, you will not receive an immediate credit of Purchase Payment Interest; instead, on every Fifth-Year Anniversary, we will credit your Contract based on your Account Value.

•

If you selected an optional living benefit, there may be restrictions on the amount and timing of additional Purchase Payments. (See “Accumulation Phase,” “OPTIONAL LIVING BENEFIT - INCOME RISER,” and Appendices H - S.)

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the “Adjusted” Purchase Payment Interest if the Contract is returned during the “free look period.” For a description of the free look period and Adjusted Purchase Payment Interest, see “Right to Return.” For examples of how we calculate Purchase Payment Interest, see “APPENDIX D - CALCULATION OF PURCHASE PAYMENT INTEREST.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for certain optional benefits.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your Maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. Renewals are only available if we are currently offering Fixed Account options on the Renewal Date. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice from you electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to and from Guarantee Periods;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described under “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.” Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.

If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or Guarantee Periods as described more particularly elsewhere in this Prospectus (and in the Appendices hereto).

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund

(including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant bonus Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below. You may terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected an optional living benefit, your ability to make Purchase Payments into the DCA program may be limited. Please see “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices G - R.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a Guarantee Period. (We reserve the right to limit minimum investments to at least $1,000.) At regular time intervals, we will automatically transfer a portion of your Fixed Account Value (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Amounts invested in a Sub-Account may not be transferred to a Guarantee Period made available in connection with this program. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the DCA program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and may be subject to the $1,000 minimum investment limit.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the DCA program.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions, or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Program

You may select our Systematic Withdrawal Program or Interest Out Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices H - S.) Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”) No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

You may only elect to participate in the Secured Future Program on or before your Issue Date. We divide your initial Purchase Payment (and Purchase Payment Interest on that initial Purchase Payment) between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the initial Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is no longer being offered. (See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Travel Assistance Program

On January 11, 2010, we exercised our right to discontinue offering this program to new Contract purchasers. We sent Owners written notice of our decision to discontinue offering the program. If your Contract had an Open Date before January 11, 2010, you were automatically enrolled in this program on your Open Date, if it had been approved in your state and by the firm through whom you purchased your Contract, unless you instructed us otherwise. The program will remain in effect for you, unless your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program. There is no charge for this program.

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

•	Referral to an English-speaking doctor or hospital for medical consultation and evaluation

•	Hospital admission guarantee, assuming the covered person has applicable health coverage

•	Emergency evacuation, if necessary

•	Critical care monitoring of attending doctor/hospital

•	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization

•	Assistance in filling prescriptions, if required

•	Receipt and transmission of necessary emergency messages

•	Telephone counseling and referrals if the person covered experiences emotional trauma

•	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days

•	Transportation home for minor children left unattended by the covered person’s illness or injury

•	Legal and interpreter referrals

•	Return of mortal remains

The “person covered” is:

•	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or

•	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•

first we determine your Account Value based on any Fixed Account Value and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable;

•	we calculate and then add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and optional death benefits that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in Good Order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•

when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, a government money market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax-Sheltered Annuities” under “TAX PROVISIONS.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

In the first Account Year, your free withdrawal amount is equal to 10% of all Purchase Payments you have made less any withdrawals previously taken that were not subject to withdrawal charges. For all other Account Years, the free withdrawal amount is equal to the greater of:

•	your Contract’s earnings during the prior Account Year (defined below) minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges; and

•

10% of the amount of all Purchase Payments you have made during the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

Your Contract earnings during the prior Account Year are determined on the Account Anniversary according to the following formula:

(AV Change - PP) + WD

Where:

	AV Change	=	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year.

	PP	=	all Purchase Payments made during the prior Account Year.

	WD	=	all partial withdrawals and withdrawal charges taken during the prior Account Year.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX E - CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess may be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account. Each Purchase Payment begins a new 7-year period and moves down the declining withdrawal charge scale as shown below at each Account Anniversary. If a Purchase Payment is withdrawn during the same Account Year as it was made, it will have an 8% withdrawal charge. On your next scheduled Account Anniversary, that Purchase Payment, along with any other Purchase Payments made during that same Account Year, will be considered to be in their second Account Year and will also have an 8% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 7%. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The withdrawal charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 - 5	5%
5 - 6	4%
6 - 7	3%
7 or more	0%

For example, the percentage applicable to the withdrawal of a Purchase Payment that has been in an Account for more than two Account Years but less than three will be 7% regardless of the Issue Date of the Contract.

The withdrawal charge will never be greater than 8% of the aggregate amount of Purchase Payments you make under your Contract. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charge:

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit, except under the Cash Surrender method;

•	on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal in duration to the number of complete years remaining in your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

Where:

	I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J	is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b	is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct an annual Account Fee of $50 from your Account Value to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account Value, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest). During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest). During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.40% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest).

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefits and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.60% (rather than 1.40%), if you were age 76 or older on the Contract’s Open Date. During the Income Phase, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values, regardless of your age on the Open Date. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.70% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Charges for Optional Benefits

You may only elect the currently available optional living benefit. If you elect the optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge is shown in the following chart. (The chart shows the charge for the optional living benefit that are currently being offered. For more information about this charge, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefit	Maximum Charge per Account Year
Income Riser	1.30% of the highest Withdrawal Benefit Base during the Account Year[1]

[1]	The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, as well as the charges for optional death benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT: INCOME RISER

Currently, you may elect to participate in Income Riser (“SIR”) on or before your Issue Date. SIR provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under SIR, the larger the guaranteed Annual Withdrawal Amount. To describe how SIR works, we use the following definitions:

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your SIR Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your SIR Coverage Date that exceeds your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

SIR Bonus Base:	The amount on which bonuses are calculated. The SIR Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your SIR Coverage Date or any Excess Withdrawals. (See “Excess Withdrawals” under “Withdrawals Under SIR.”)

SIR Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” SIR (described below) during the SIR Bonus Period, the SIR Bonus Period is extended to ten years from the date of the step-up.

SIR Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “SIR Fee.” (See “Cost of SIR.”)

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under SIR with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

SIR may not be appropriate for all investors. Before purchasing SIR, you should carefully consider the following:

SIR may be appropriate for you if you are an investor who:

•	wants an opportunity for annual income to increase as you grow older.

•	wants a guaranteed stream of income for life without annuitizing, beginning on or after your SIR Coverage Date.

•	wants the option of joint-life coverage.

•	can defer withdrawals during your early Account Years to increase your benefit in later years.

SIR may be inappropriate for you if you are an investor who:

•	anticipates the need for Excess Withdrawals or Early Withdrawals.

•	wants to invest in funds other than a Designated Fund.

•	wants single-life coverage on a co-owned Contract.

SIR is inappropriate if you are an investor who:

•	wants to make additional Purchase Payments after the first Account Year.

•	is actively invested in contributory plans, because SIR prohibits any Purchase Payments after the first Account Anniversary.

You may combine SIR with the MAV optional death benefit. Upon annuitization, SIR and the MAV optional death benefit, if elected, automatically terminate.

You may elect to participate in SIR, provided that:

•

neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

•	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with SIR; and

•	you do not elect any other optional living benefit available under your Contract.

SIR allows you to withdraw a guaranteed amount of money each year, beginning on your SIR Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under SIR continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your SIR Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your SIR Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). The SIR Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under SIR”), provided that the step-up occurs during the SIR Bonus Period.

If you are participating in SIR, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in SIR, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of SIR. (The “term” of SIR is for life, unless your Withdrawal Benefit Base is reduced to zero or SIR is terminated or cancelled as described under “Cancellation of SIR,” “Depleting Your Account Value,” and “Annuitization Under SIR.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS.”

Under SIR, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under SIR with Single-Life Coverage,” and “Death of Participant Under SIR with Joint-Life Coverage.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under SIR”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your SIR Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your SIR Coverage Date as shown in the table below.

Your Age on the Date of the First Withdrawal After Your SIR Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under SIR.”) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How SIR Works

Each Account Year, beginning on your SIR Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the SIR Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under SIR.” In the case of a fee increase, we will notify you in writing, in advance of your Account Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under SIR.”) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under SIR.” Note also that investing in any Fund, other than a Designated Fund, will cancel SIR, as described under “Cancellation of SIR.”

Here is an example of how SIR works.

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your SIR Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the SIR Bonus Period, your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a SIR Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the SIR Bonus period is over, you will no longer be eligible for the 7% bonus each year and it may be in your interest to take the full Annual Withdrawal Amount each year. However, any withdrawal will reduce your Account Value as well as your chances of a higher Annual Withdrawal Amount through step-up. When to take withdrawals will depend upon your own situation. You should discuss your living benefit options with your financial adviser. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be

5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your SIR Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:
9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the SIR Bonus Period, as your SIR Bonus Period ends 10 years after the previous step-up.
11	$100,562	$168,750	$125,000	$8,438	$8,438
12	$ 92,124	$168,750	$125,000	$8,438	$8,438
13	$ 83,686	$168,750	$125,000	$8,438	$8,438
14	$ 75,248	$168,750	$125,000	$8,438	$0
15	$ 75,248	$168,750	$125,000	$8,438	$8,438

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the SIR Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under SIR

Withdrawals After the SIR Coverage Date

Starting on your SIR Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.

These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge”);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under SIR”); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your SIR Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,

•	your Yearly Required Minimum Distribution Amount, or

•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your SIR Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your SIR Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new SIR Bonus Base	=	$125,000	x	$121,000 - $6,000
$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.982906

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 -($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.982906

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your SIR Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your SIR Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your SIR Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your SIR Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you purchase a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 45 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each year in which you do not take a withdrawal. Your SIR Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore, we will step-up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000.

Assume that, in Account Year 7, your Account Value has grown to $130,000 and you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$130,000	$160,000	$125,000	$0	$10,000

At this point, your SIR Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new SIR Bonus Base	=	$125,000	x	$130,000 - $10,000
				$130,000

	=	$125,000	x	$120,000
				$130,000

	=	$125,000	x	0.92308

	=	$115,385

Your new Withdrawal Benefit Base	=	$160,000	x	$130,000 -$10,000
				$130,000

	=	$160,000	x	$120,000
				$130,000

	=	$160,000	x	0.92308

	=	$147,693

Your Annual Withdrawal Amount will still be $0 because you have not reached your SIR Coverage Date.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under SIR, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the SIR Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with SIR, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of SIR

If you elect SIR, we will deduct a quarterly fee from your Account Value (“SIR Fee”). The SIR Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The SIR Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2750% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.3250% for joint-life coverage). The maximum SIR Fee you can pay in any one Account Year is equal to 1.10% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts.

Your SIR Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your SIR Fee.

•	If you make a withdrawal before your SIR Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your SIR Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under SIR.” If your Withdrawal Benefit Base increases because of favorable investment performance, your SIR Fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the SIR Fee until you annuitize your Contract, your Account Value reduces to zero, or your SIR is terminated or cancelled as described under “Cancellation of SIR”.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the SIR Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under SIR

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life Insurance Company or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base (increased by any applicable 7% or 6% bonus during the SIR Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts. If we are no longer issuing Contracts with SIR, then the percentage rate we use to calculate your SIR Fee will be set based upon current market conditions at that time.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your SIR Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your SIR Fee and step-up your Withdrawal Benefit Base and SIR Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and SIR Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and SIR Bonus Base to an amount equal to the Account Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the SIR Bonus Period, your SIR Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under SIR:

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that no withdrawals are taken and, therefore, your Withdrawal Benefit Base will increase annually by 7% of your SIR Bonus Base during your SIR Bonus Period. Assume further that no additional Purchase Payments are made, and, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

The above example assumes that you are age 65 at issue, so that your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 79 at issue and have attained age 80 on your first Account Anniversary. When your Withdrawal Benefit Base steps-up to $125,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 80 by your first Account Anniversary. Your Annual Withdrawal Amount is now $7,500.

Joint-Life Coverage

On the Issue Date, you have the option of electing SIR with single-life coverage or, for a higher SIR Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while SIR is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while SIR is in effect. Whereas single-life coverage provides annual withdrawals under SIR only until any Participant dies, joint-life coverage provides annual withdrawals under SIR for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including SIR, ends. To take annual withdrawals under SIR’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under SIR with Joint-Life Coverage.”

If you have elected joint-life coverage, the SIR Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your SIR Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the SIR Coverage Date, as shown in the table below.

Age of Younger Spouse on Date of the First Withdrawal After Your SIR Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under SIR.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, SIR benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as SIR is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under SIR can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of SIR

Should you decide that SIR is no longer appropriate for you, you may cancel SIR at any time. Upon cancellation, all benefits and charges under SIR shall cease. Once cancelled, SIR cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” SIR will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

SIR will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. (See “Selection of Annuity Commencement Date.”)

A change of ownership of the Contract may also cancel your benefits under SIR.

Death of Participant Under SIR with Single-Life Coverage

If you selected single-life coverage, SIR terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract.

Note that single-life coverage may be inappropriate on a co-owned Contract, because the living benefit will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a living benefit is appropriate for them.

Death of Participant Under SIR with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in SIR, the provisions of the section titled “Death of Participant Under SIR with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, SIR will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the SIR Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base and the SIR Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under SIR”);

•

if withdrawals under SIR have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the SIR Coverage Date;

•	if withdrawals under SIR have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the SIR Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including SIR, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under SIR

Under the terms of SIR, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Tax Issues Under SIR

Certain state and federal income tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit, such as SIR, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to SIR after the Contract value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in SIR, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under SIR, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in SIR, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under SIR will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or SIR Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIR with a 7% bonus, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AB Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Guarantee Option	PIMCO All Asset Portfolio, Administrative Class
12-Month DCA Guarantee Option	PIMCO Global Managed Asset Allocation Portfolio, Advisor Class
Putnam VT Multi-Asset Absolute Return Fund, Class IB

For all other Contracts participating in a living benefit including SIR with a 6% bonus, the only Funds, dollar-cost averaging programs, and asset allocation models that are deemed to be Designated Funds are:

Asset Allocation Models	Funds (continued)
90/10 Masters Model[1,2]	Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)
80/20 Masters Model[2,3]
Build Your Own Portfolio	Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)
Blended Model[2]
Invesco V.I. Equity and Income Fund, Series II2
Dollar-Cost Averaging Program Options	MFS® Conservative Allocation Portfolio, Service Class[2]
6-Month DCA Guarantee Option 12-Month DCA Guarantee Option	MFS® Global Tactical Allocation Portfolio, Service Class
MFS® Growth Allocation Portfolio, Service Class[2]
Funds	MFS® Moderate Allocation Portfolio, Service Class[2]

AB Balanced Wealth Strategy Fund, Class B2

AB Dynamic Asset Allocation Portfolio, Class B2 BlackRock Global Allocation V.I. Fund, Class III[2] Fidelity® Balanced Portfolio, Service Class 2 (of
    Variable Insurance Products Fund III)

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class

PIMCO Global Managed Asset Allocation Portfolio, Advisor Class[2]

Putnam VT Multi-Asset Absolute Return Fund, Class IB2

[1]	Not available to Contracts purchased on or after February 17, 2009.

[2]	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

[3]	Not available to Contracts purchased on or after August 17, 2009.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX S - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”), Retirement Income Escalator II (“RIE II”), Income ON Demand III Escalator (“IOD III Escalator”), or Income Riser (“SIR”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, RIE II, IOD III Escalator, and SIR, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in “APPENDIX S - BUILD YOUR OWN PORTFOLIO.”

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the living benefits, however, there are certain limits on the times when you can make additional Purchase Payments.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated

Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options that is available and permissible under Federal Tax Laws). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, subject to conditions imposed by Federal Tax Laws or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary may receive any annuity payments provided under the Annuity Option that is in effect and that is permissible under Federal Tax Laws. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in Good Order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method that is permissible under Federal Tax Laws before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of a payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)

your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. (See “Calculating the Death Benefit.”) Because of the way that Adjusted Purchase Payments are computed, when the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit . (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•

your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a living benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the living benefit. If you are participating in a living benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the living benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may, subject to the requirements under the Federal Tax Laws, elect to annuitize, to defer receipt of the death benefit, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account

Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options that is available and permissible under the Federal Tax Laws. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. This election can be made by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity that is permissible under the Federal Tax Laws.

We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Qualified Contracts

If your Contract is a Qualified Contract, the following rules apply to the payment of the death benefit:

The death benefit may be (1) taken as an immediate lump sum, (2) deferred for any period up to December 31st of the tenth year after your death, or (3) taken in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after your death.

If, on the date of your death, the Beneficiary is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, restriction (3) above does not apply and the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy.

If the sole Beneficiary is your surviving spouse, the Beneficiary may also elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under

Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first Account Anniversary.

•

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence as follows: If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31.

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period, subject to any conditions imposed by Federal Tax Laws. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

If your Contract is a Qualified Contract, in general, the Beneficiary must take any remaining payments over a period that does not extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take any remaining payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the other designated person are spouses.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B, subject to any conditions imposed by Federal Tax Laws. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

If your Contract is a Qualified Contract, in general, payments cannot extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take monthly payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account

Value was allocated to a Guarantee Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin, unless a change is required under Federal Tax Laws.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in an addition or no change.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.70% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or optional death benefit. The 1.70% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your applicable living benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, within 10 days or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the adjusted Purchase Payment Interest. The adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

•	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

•	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings to the extent the Account Value immediately prior to the withdrawal exceeds the “investment in the contract”. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the Contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following three distribution rules:

(1)	If the Owner dies before the date annuity payouts begin, the entire Annuity Account Value must generally be distributed within five years after the date of death;

(2)

If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death; and

(3)	If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:

The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and

Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss the tax consequences of any contemplated or completed transactions with a qualified tax professional.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Beginning on January 1, 2020, an exception to the 10 percent early withdrawal tax penalty applies to distributions from IRAs and other applicable eligible retirement plans (as defined under Federal Tax Laws) for the birth or adoption of a child. The maximum amount of such distribution for any individual is $5,000. The distribution must be made during the one-year period beginning on the date on which a child of the individual is born or on which the legal adoption by the individual of an eligible adoptee is finalized. In addition, such distributions, if recontributed to the eligible retirement plan will be treated as a rollover and thus not includible in income, subject to certain requirements. You will be required to represent to us in writing that you meet the requirements for this exception.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59 1⁄2, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59 1⁄2, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;

•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;

•	costs related to the purchase of your principal residence (not including mortgage payments);

•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;

•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or

•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

Your TSA may contain a provision that permits loans; however, the Contract does not, and loans are therefore not available.

TSAs, like IRAs and qualified plans, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For that year, and each succeeding year, a distribution must be made on or before December 31.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

The Coronavirus Aid, Relief and Economic Security (“CARES”) Act. The CARES Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Taxation of Qualified Death Benefit Proceeds. Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient.

If the Owner died on or before December 31, 2019, and after RMD distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

If the Owner died on or before December 31, 2019, and before RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with the rules set forth below:

(1)

If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

(2)

If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the individual died or (b) December 31 of the calendar year in which the individual would have attained age 70½;

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner dies after December 31, 2019, regardless of whether RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the tenth anniversary of the Owner’s death unless an election is made to receive distributions in accordance with the following three distribution rules:

(1)

If, on the date of the Owner’s death, the Beneficiary is not more than ten years younger than the Owner or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy;

(2)

If the Beneficiary is the Owner’s child and under the age of majority on the date of the Owner’s death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority; and

(3)

If the sole Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

If the Owner dies on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the Beneficiary must take any remaining payments over a period that does not extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take any remaining payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a Beneficiary who is not the surviving spouse may elect a direct rollover only to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefits and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under SIR.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional living benefit, you may have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, and this may cause a reset of your guaranteed withdrawal benefit. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1⁄2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1⁄2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018. Please consult a qualiufied tax professional for more information.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We have engaged se2, llc (“se²”), a leading third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by se² include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se² is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against business interruption and/or cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, interruptions of service resulting from natural disasters, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the Funds and the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds will always be able to avoid cyber security risks.

In addition, we are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate the Variable Accumulation Unit values, or have other possible negative impacts. There can be no assurance that we, our service providers, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

The COVID-19 pandemic to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health-focused safety measures across the United States and in other countries. Some of these responses may increase the risk to the Company and the Variable Account of cyber security breaches or other forms of business disruption in ways that are currently unpredictable. Although we continually make efforts to identify and reduce our exposure to these risks, there is considerable uncertainty around both the severity and duration of the COVID-19 outbreak and, for that reason, the future financial and other impacts of the pandemic on the Company cannot reasonably be estimated at this time.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2017, 2018, and 2019, respectively, approximately $2,391,350, $2,047,470, and $1,790,918, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2019 are also included in the SAI.

APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US” “DELAWARE LIFE”): Delaware Life Insurance Company.

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g., taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and the optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant, or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract for each Purchase Payment made. The rate of interest varies between 2% and 6% of the Purchase Payment or Account Value based upon the interest rate option chosen at the time of application, as described under “Purchase Payment Interest” in this Prospectus.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SERVICE ADDRESS: P.O. Box 758581 Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Annual Earnings	Cumulative Annual Earnings	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$1,000	$1,000	$4,000	$37,000	8.00%	$2,960
	2	$45,100	$4,100	$5,100	$4,000	$40,000	8.00%	$3,200
	3	$49,600	$4,500	$9,600	$4,100	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$4,500	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$4,000	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$5,200	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$5,700	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$40,000	$0	0.00%	$0

(a)

The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last seven Account Years. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)

In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year’s earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000. The first $4,500 withdrawn is the free amount, then Purchase Payments are withdrawn and subject to a withdrawal charge. The remaining $7,600 of this withdrawal is considered earnings and is not subject to a withdrawal charge.

(c)

In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the Purchase Payment amount subject to a withdrawal charge equals $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of four partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

Account Year	Hypothetical Account Value Before Withdrawal	Earnings	Cumulative Earnings	Amount of Withdrawal	Remaining Free Withdrawal Amount Before Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
1	$41,000	$1,000	$1,000	$0	$4,000	$0	8.00%	$0
2	$45,100	$4,100	$5,100	$0	$4,000	$0	8.00%	$0
3	$49,600	$4,500	$9,600	$0	$4,100	$0	7.00%	$0
(a) 4	$50,100	$500	$10,100	$4,100	$4,500	$0	6.00%	$0
(b) 4	$46,800	$800	$10,900	$9,000	$400	$8,600	6.00%	$516
(c) 4	$38,400	$600	$11,500	$12,000	$0	$12,000	6.00%	$720
(d) 4	$26,800	$400	$11,900	$20,000	$0	$19,400	6.00%	$1,164

(a)

In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year’s earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)

Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)

Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of Purchase Payments was $40,000 and $20,600 of the Purchase Payments has already been surrendered, only $19,400 of this $20,000 withdrawal comes from withdrawing Purchase Payments. The remaining $600 of this withdrawal is considered earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

2)	The date of surrender is 2 years from the Expiration Date (N = 24).

3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

4)	The interest earned in the current Account Year is $674.16.

5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor	=	(1 + I )	N/12	- 1
		1 + J + b

	=	(1 + .06)	24/12	- 1
		1 + .05

	=	(1.010)	[2]	- 1

	=	1.019 - 1

	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge. For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES

5% PREMIUM ROLL-UP (“5% ROLL-UP”) DEATH BENEFIT

Under the 5% Roll-Up, the death benefit will be the greater of:

•	the amount payable under the basic death benefit, or

•	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this death benefit, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

•	the first day of the month following your 80th birthday, or

•	the day the death benefit amount under this death benefit equals twice the sum of your Adjusted Purchase Payments.

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value*	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

*	The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$90,000
Cash Surrender Value*	=	$89,950
Total of Adjusted Purchase Payments**	=	$80,000
5% Premium Roll-Up Value***	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**	Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.
***	The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

EARNINGS ENHANCEMENT BENEFIT PREMIER (“EEB PREMIER”) DEATH BENEFIT

If you elected EEB Premier, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier amount.” Calculated as of the Death Benefit Date, the “EEB Premier amount” is determined as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:

Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB amount, calculated as follows:

Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner’s 70th birthday and death occurs in year 9.

The Death Benefit Amount will be the greatest of:

Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$85,185
The Death Benefit Amount would therefore	=	$115,000

- PLUS -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**	Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

EARNINGS ENHANCEMENT BENEFIT PREMIER PLUS (“EEB PREMIER PLUS”) DEATH BENEFIT

If you elected EEB Premier Plus, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier Plus amount.” Calculated as of the Death Benefit Date, the “EEB Premier Plus amount” is determined as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier Plus amount” will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier Plus amount” will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier Plus amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier Plus amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
75% of the above amount	=	$26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH MAV (“EEB PREMIER WITH MAV”) DEATH BENEFIT

If you elected EEB Premier with MAV, your death benefit will be the amount payable under the MAV death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner’s 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

- PLUS -

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$15,750

The total Death Benefit would be the amount paid on the MAV death benefit plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH 5% ROLL-UP (“EEB PREMIER WITH 5% ROLL-UP”) DEATH BENEFIT

If you elected EEB Premier with 5% Roll-Up, your death benefit will be the amount payable under the 5% Roll-Up death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is determined as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

- PLUS -

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up death benefit plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX D - CALCULATION FOR PURCHASE PAYMENT INTEREST

Example 1:

If you select Option A, the 2% Five-Year Anniversary Interest Option, we will credit your Contract with 2% of each Purchase Payment received during the first Account Year. In addition, on each Fifth-Year Anniversary, we will add to your Contract a credit equal to 2% of your Account Value at that time. For the example below, assume an initial Purchase Payment of $100,000 is made on the Issue Date. The values shown in the last column (“Prior Year Anniversary Account before Purchase Payment Interest is added”) are assumptions used to illustrate fluctuations in investment performance of the underlying funds.

Account Year		Purchase Payments	Purchase Payment Interest	Prior Year Anniversary Account Value before Purchase Payment Interest is added
(a)	1	$100,000	$2,000	0
(b)	1	$20,000	$400	0
	2	0	0	$123,500
	3	0	0	$117,325
	4	0	0	$131,404
(c)	5	$40,000	0	$157,685
(d)	6	0	$4,200	$210,000
	7	0	0	$191,299
	8	0	0	$185,104
	9	0	0	$170,104
	10	0	0	$167,430
(e)	11	0	$3,500	$175,000

(a)

Initial Purchase Payment of $100,000 will result in a 2% Purchase Payment Interest credit of $2,000 (0.02 x $100,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated.

(b)

An additional Purchase Payment of $20,000 in the first Account Year will result in a 2% Purchase Payment Interest credit of $400 (0.02 x $20,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated.

(c)

An additional Purchase Payment of $40,000 in the fifth Account Year does not result in any Purchase Payment Interest , because the Payment did not occur during the first Account Year. Suppose the additional Purchase Payment of $40,000 is allocated to a Guarantee Period and subsequent transfers from the Guarantee Period are allocated to two variable Sub-Accounts equally.

(d)

At the end of Account Year 5, suppose the Account Value had increased to $210,000 due to positive investment performance of the underlying Funds. (The Account Value in the DCA program is $10,000 and the Variable Account Value is $200,000, which represents $102,000 in Sub-Account A and $98,000 Sub-Account B.) On the Fifth-Year Anniversary (i.e., at the end of year 5), a credit of $4,200 (0.02 x $210,000) is added to each Sub-Account in the same proportion as each Sub-Account is invested in the total Variable Account Value and is reflected at the beginning of Account Year 6 in the table above. Because 51% of the Variable Account Value (i.e., $102,000 ÷ $200,000) is invested in Sub-Account A, that same percentage of the Purchase Payment Interest (i.e., 0.51 x $4,200 = $2,142) is added to Sub-Account A. Likewise, because 49% of the total Variable Account Value ($98,000 ÷ $200,000) is invested in Sub-Account B, that same percentage of the Purchase Payment Interest (i.e., 0.49 x $4,200 = $2,058) is added to Sub-Account B.

(e)

At the end of Account Year 10, a Fifth-Year Anniversary, suppose the Account Value is $175,000 ($0 in the DCA program, $91,000 in Sub-Account A, and $84,000 in Sub-Account B) due to the investment performance of the underlying Funds. On the tenth Account Anniversary (i.e., at the end of year 10), a credit of $3,500 (0.02 x $175,000) is added to the variable Sub Accounts and is reflected at the beginning of Account Year 11 in the table above. $1,820 (0.52 x $3,500) is added to Sub-Account A and $1,680 (0.48 x $3,500) is added to Sub-Account B.

This 2% Purchase Payment Interest credit will be added on each Fifth-Year Anniversary thereafter (i.e., at the end of 5th, 10th, 15th, etc. Account Years) based on the Account Value at that time.

Option A will generally result in higher Purchase Payment Interest if you plan to hold your Contract for a longer period of time (e.g., 10 years or more).

Example 2: Option B

If you select Option B, the 5% Interest Option, we will add to your Contract a credit equal to 5% of each Purchase Payment. For the example below, assume an initial Purchase Payment of $100,000 is made on the Issue Date.

Account Year		Purchase Payments	Purchase Payment Interest
(a)	1	$100,000	$5,000
(b)	1	$20,000	$1,000
	2	0	0
	3	0	0
(c)	4	$40,000	$2,000
	5	0	0
	6	0	0
	7	0	0
	8	0	0
	9	0	0
	10	0	0
	11	0	0

(a)

An Initial Purchase Payment of $100,000 will result in a 5% Purchase Payment Interest credit of $5,000 (0.05 x $100,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated.

(b)

An additional Purchase Payment of $20,000 in the first Account Year will result in a Purchase Payment Interest credit of $1,000 (0.05% x $20,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated.

(c)

Suppose an additional Purchase Payment of $40,000 is made in the fourth Account Year. This Purchase Payment will result in a credit of $2,000 (0.05 x $40,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated.

Option B will generally result in higher Purchase Payment Interest if you only plan to hold your Contract for a shorter period of time (e.g., less than 10 years).

Note that if you purchased your Contract between August 24, 2008, and August 17, 2009, Option B credited interest at a rate of 6% of each Purchase Payment.

Note that if you purchased your Contract between July 24, 2006, and August 23, 2008, Option B credited interest at a rate of 5% of each Purchase Payment.

Prior to July 24, 2006, Option B credited interest at various rates, depending upon the size of your Net Purchase Payments, as shown in the following scale:

Net Purchase Payments less than $100,000.00 received	3%
Net Purchase Payments between $100,000.00 through $499,999.99 received	4%
Net Purchase Payments greater than or equal to $500,000.00 received	5%

Prior to July 24, 2006, if you chose Option B, an additional credit may have been paid at the end of your first Account Anniversary. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to

$100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.

APPENDIX E - CALCULATION OF FREE WITHDRAWAL AMOUNT

In the first Account Year, your free withdrawal amount is equal to 10% of all Purchase Payments you have made less any withdrawals previously taken that were not subject to withdrawal charges. For all other Account Years, the free withdrawal amount is equal to the greater of:

(1) - Contract earnings during the prior Account Year minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges; and

(2) - 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year, minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

For Example 1 below, assume an initial Purchase Payment of $100,000 is made on the Issue Date and Purchase Payment Interest Option A (2% Five-Year Anniversary Interest Option) is chosen.

Example 1:

Account Year		Purchase Payments	Purchase Payment Interest	Prior Anniversary Account Value	Prior Account Year Earnings (#1 Above)	10% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Cumulative Withdrawals this Year not Subject to Withdrawal Charges	Remaining Free Withdrawal Amount after Withdrawal
	1	$100,000	$2,000	0	0	$10,000	$10,000	0	0	$10,000
(a)	1	$20,000	$400	0	0	$12,000	$12,000	0	0	$12,000
(b)	2	0	0	$133,200	$13,200	$12,000	$13,200	0	0	$13,200
	3	0	0	$146,520	$13,320	$12,000	$13,320	0	0	$13,320
	4	0	0	$160,000	$13,480	$12,000	$13,480	0	0	$13,480
(c)	5	0	0	$173,000	$13,000	$12,000	$13,000	$13,000	$13,000	0
(d)	5	$40,000	0	$173,000	0	$3,000	$3,000	0	$13,000	$3,000
	5	0	0	$173,000	0	$3,000	$3,000	0	$13,000	$3,000
(e)	6	0	0	$210,000	$10,000	$16,000	$16,000	0	0	$16,000
(f)	6	0	$4,200	$214,200	$14,200	$16,000	$16,000	0	0	$16,000
	7	0	0	$216,342	$2,142	$16,000	$16,000	0	0	$16,000
(g)	8	0	0	$219,587	$3,245	$4,000	$4,000	0	0	$4,000
(h)	8	$20,000	0	$219,587	$3,245	$6,000	$6,000	0	0	$6,000
(i)	8	0	0	$219,587	$3,245	$6,000	$6,000	$6,000	$6,000	0

(a)

A $20,000 additional Purchase Payment was made during Account Year 1, an additional credit (Purchase Payment Interest) of $400 (0.02 x $20,000) was immediately credited to the Account Value on the date the Purchase Payment was made.

(b)

In Account Year 2, the prior Account Year earnings equal $13,200 ($133,200 - $120,000). (This amount includes any Purchase Payment Interest credited in Account Year 1.) These earnings are greater than 10% of all Purchase Payments made in the last seven Account Years (0.10 x [$100,000 + $20,000] = $12,000).

(c)

At the beginning of Account Year 5, a request for the entire free withdrawal amount is made. The prior Account Year earnings of $13,000 are greater than 10% of all Purchase Payments made in the last seven Account Years (0.10 x [$100,000 + $20,000] = $12,000) and, therefore, $13,000 is withdrawn from the Account and the remaining free withdrawal amount is reduced to $0.

(d)

Later in Account Year 5, an additional Purchase Payment of $40,000 is made and the free withdrawal amount is immediately recalculated. (No Purchase Payment Interest is credited at that time because the Purchase Payment was made after the first Account Year.) Because the prior Account Year earnings were withdrawn, those earnings equal $0 and are less than 10% of Purchase Payments. As a result, the new free withdrawal amount is $3,000 ([0.10 x ($100,000 + $20,000 + $40,000)] - $13,000).

(e)	At the beginning of Account Year 6 (end of Account Year 5), the Account Value is $210,000.

(f)

At the beginning of Account Year 6, Purchase Payment Interest of $4,200 is credited based upon the Account Value at the end of Account Year 5 (0.02 x $210,000). (This is the first Fifth-Year Anniversary in which Purchase Payment Interest is credited based on the Account Value.) As a result, the Account Value is increased to $214,200 ($210,000 + $4,200).

(g)

At the beginning of Account Year 8, the free withdrawal amount is $4,000, which represents 10% of Purchase Payments made in the last seven Account Years (0.10 x $40,000). (Purchase Payments made in the last seven Account Years would include the $40,000 paid in Account Year 5, but would not include the $120,000 of Purchase Payments made in the first Account Year, because those Payments were made more than seven Account Years ago. In addition, no Purchase Payment Interest is credited in Account Year 8 because it is not a Fifth-Year Anniversary.) The $4,000 is greater than the prior Account Year Contract earnings of $3,245 ($219,587 - $216,342).

(h)

Later in Account Year 8, an additional Purchase Payment of $20,000 is made and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is $6,000 (0.10 x [$40,000 + $20,000]), which exceeds the prior Account Year Contract earnings ($3,245).

(i)	Subsequently, in Account Year 8, a withdrawal of $6,000 is taken which reduces the free withdrawal amount to $0.

For Example 2 below, assume an initial Purchase Payment of $100,000 is made on the Issue Date and Purchase Payment Interest Option B (5% Interest Option) is chosen.

Example 2:

Account Year		Purchase Payments	Purchase Payment Interest	Prior Anniversary Account Value	Prior Account Year Earnings (#1 Above)	10% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Cumulative Withdrawals this Year not Subject to Withdrawal Charges	Remaining Free Withdrawal Amount after Withdrawal
	1	$100,000	$5,000	0	0	$10,000	$10,000	0	0	$10,000
	2	0	0	$115,500	$15,500	$10,000	$15,500	0	0	$15,500
(a)	3	$20,000	$1,000	$127,050	$11,550	$12,000	$12,000	0	0	$12,000
(b)	4	0	0	$161,755	$14,705	$12,000	$14,705	$14,705	$14,705	0
(c)	4	$40,000	$2,000	$161,755	0	$1,295	$1,295	0	$14,705	$1,295
	5	0	0	$188,921	$1,871	$16,000	$16,000	0	0	$16,000
	6	0	0	$179,474	0	$16,000	$16,000	0	0	$16,000
	7	0	0	$181,269	$1,795	$16,000	$16,000	0	0	$16,000
(d)	8	0	0	$184,894	$3,625	$6,000	$6,000	0	0	$6,000
(e)	8	$20,000	$1,000	$184,894	$3,625	$8,000	$8,000	0	0	$8,000
(f)	8	0	0	$184,894	$3,625	$8,000	$8,000	$8,000	$8,000	0

(a)

A $20,000 Purchase Payment was made during Account Year 3, an additional credit (Purchase Payment Interest) of $1,000 (0.05 x $20,000) was immediately credited to the Account Value on the date the Purchase Payment was made.

(b)

At the beginning of Account Year 4, a request for the entire free withdrawal amount is made. The prior Account Year earnings of $14,705 (including Purchase Payment Interest credited in Account Year 3) are greater than 10% of all Purchase Payments made in the last seven Account Years (0.10 x [$100,000 + $20,000] = $12,000) and, therefore, $14,705 is withdrawn from the Account and the remaining free withdrawal amount is reduced to $0.

(c)

Later in Account Year 4, an additional Purchase Payment of $40,000 and an additional credit (Purchase Payment Interest) of $2,000 (0.05 x $40,000) are made, and the free withdrawal amount is immediately recalculated. Because the prior Account Year earnings were withdrawn, the new free withdrawal amount is based on 10% of Purchase Payments and equals $1,295 ([0.10 x ($100,000 + $20,000 + $40,000)] - $14,705).

(d)

At the beginning of Account Year 8, the free withdrawal amount is $6,000, which represents 10% of Purchase Payments made in the last seven Account Years (0.10 x [$40,000 + $20,000]). (Purchase Payments made in the last seven Account Years would include the $20,000 paid in Account Year 3 and the $40,000 paid in Account Year 4, but would not include the $100,000 initial Purchase Payment because that Payment was made more than seven Account Years ago.) The $6,000 is greater than the prior Account Year Contract earnings of $3,625 ($184,894 - $181,269).

(e)

Later in Account Year 8, an additional Purchase Payment of $20,000 and an additional credit (Purchase Payment Interest) of $1,000 (0.05 x $20,000) are made, and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is based on 10% of Purchase Payments and equals $8,000 (0.10 x [$20,000 + $40,000 + $20,000]), which exceeds the prior Account Year Contract earnings ($3,625).

(f)	Subsequently, in Account Year 8, a withdrawal of $8,000 is taken which reduces the free withdrawal amount to $0.

APPENDIX F - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on the cover page of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

International/Global Equity Fund

MFS® Global Growth Portfolio, Service Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Initial Class

Multi- Sector Bond Fund

MFS® Strategic Income Portfolio, Service Class

Massachusetts Financial Services Company advises the MFS® Portfolios.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund Class 11

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class

MFS® Blended Research® Core Equity Portfolio, Service Class

CTIVPSM - Loomis Sayles Growth Fund, Class 11

International/Global Equity Fund

MFS® Global Research Portfolio, Service Class

Small-Cap Equity Fund

Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series II2

[1]	Only available if you purchased your Contract through a Bank of America representative.
[2]	Formerly known as Oppenheimer Main Street Small Cap Fund®/VA.

Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (CTIVPSM - Loomis Sayles Growth Fund sub-advised by Loomis, Sayles & Company). Invesco Advisers, Inc. advises the Invesco Oppenheimer V.I. Main Street Small Cap Fund®. Massachusetts Financial Services Company advises the MFS® Portfolios.

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Fund

Wanger Select3

Small-Cap Equity Funds

Wanger USA3

Columbia Variable Portfolio - Small Cap Value Fund, Class 2

[3]	These funds do not have different share classes.

Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Small Cap Value Fund. Columbia Wanger Asset Management, LLC advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund

MFS® Value Series, Initial Class

International/Global Equity Fund

Templeton Foreign VIP Fund, Class 2

Emerging Markets Equity Fund

Templeton Developing Markets VIP Fund, Class 2

Mid-Cap Equity Fund

MFS® Mid Cap Value Portfolio, Initial Class

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Initial Class

Massachusetts Financial Services Company, advises the MFS® Portfolios and the MFS® Series. Templeton Asset Management Ltd. advises the Templeton Developing Markets VIP Fund. Templeton Investment Counsel, LLC advises the Templeton Foreign VIP Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund

Invesco Oppenheimer V.I. Main Street Fund®, Series II3

International/Global Equity Fund

AB International Value Portfolio, Class B2

Target Date Fund

Fidelity® Freedom 2010 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)1

Intermediate-Term Bond Fund

PIMCO Total Return Portfolio, Administrative Class

Inflation-Protected Bond Fund

PIMCO Real Return Portfolio, Administrative Class

[1]	This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
[2]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
[3]	Formerly known as Oppenheimer Main Street Fund®/VA.

AllianceBernstein L.P. advises the AB International Value Portfolio. FMR Co., Inc. advises the Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV). Pacific Investment Management Company LLC advises the PIMCO Portfolios. Invesco Advisers, Inc. advises the Invesco Oppenheimer V.I. Main Street Fund®.

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund

Franklin Allocation VIP Fund, Class 24

[4]

This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds. Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

Franklin Templeton Services, LLC administers the Franklin Allocation VIP Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising the Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising the Templeton Growth VIP Fund).

If you purchased your Contract before August 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund

Invesco Oppenheimer V.I. Conservative Balanced Fund, Series II5

[5]	Formerly known as Oppenheimer Conservative Balanced Fund/VA.

Invesco Advisers, Inc. advises the Invesco Oppenheimer V.I. Conservative Balanced Fund.

APPENDIX G - SECURED RETURNS FOR LIFE

The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life,” “Benefit,” or “the rider”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.

Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Guaranteed Living Benefit Amount (the “GLB amount”):	The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):	A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:	A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:	The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):	If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Funds at all times during the term of the GMAB Maturity Date. See “DESIGNATED FUNDS” in the Prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract’s Maximum Annuity Commencement Date, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step-Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly decrease, and even terminate, the total Secured Returns for Life Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

•

Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

•

Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.”

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.) If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

•	you annuitize; or

•	under the provisions of Secured Returns for Life;

•	your benefit matures;

•	your benefit is revoked; or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this

Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under . Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•

A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•

If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate and your Contract will terminate without value.

•

If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)

You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your Beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)

(2)

You (or your Beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date, you may elect to:

•	annuitize your Contract;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•

receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the

AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.
If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 -10/01/11	100%
2	10/02/11 -10/01/12	100%
3	10/02/12 -10/01/13	85%
4	10/02/13 -10/01/14	85%
5	10/02/14 -10/01/15	85%
6	10/02/15 -10/01/16	70%
7	10/02/16 -10/01/17	70%
8	10/02/17 -10/01/18	70%
9	10/02/18 -10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•

Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.

•	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•

Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•

Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	On December 31, 2006, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•

Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday

•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].

•	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•

Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].

•	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].

•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.

You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	On December 31, 2006, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•

Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

•	Your Account Value equals $130,000 [$80,000 + $50,000].

•	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].

•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].

•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.

You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•

On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

•

On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

•

On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

•

This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•

Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

•	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% of $3,330 or $133.

•	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:

•	Your Account Value is zero.

•	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].

•	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.

•	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].

•	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].

•	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•

Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

•	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Funds, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

•	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:

•	Your Account Value is $27,108.

•	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].

•	Your GLB Base is zero because your GLB amount is equal to zero.

•	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].

•	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].

•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].

•

Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

•	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:

•	Your Account Value is $1,457 [$7,609 x (1 - 0.02) - $6,000].

•	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].

•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value ($1,457)].

•	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].

•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die, or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

•

Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

•

Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:

•	Your Account Value is $103,184.

•	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

•	Your Account Value is $103,184.

•	Your GLB amount is $103,184.

•	Your GLB Base is $103,184.

•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].

•	Your Lifetime Income Base is $103,184.

•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

*

Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•

On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX H - SECURED RETURNS

The optional living benefit Secured Returns (“Benefit” or “the rider”) was available for all Contracts purchased prior to September 7, 2004 and certain contracts purchased on or after that date. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.

Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. Upon annuitization, the Benefit and any optional death benefit automatically terminate.

To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected Secured Returns with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Any time after your 7th Account Anniversary, you may revoke Secured Returns. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected Secured Returns, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns. Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the

WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the GLB amount must be fully distributed by December 31st of the tenth year after your death.)

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2: High investment performance; no WB election

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

•	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3: Low investment performance; WB election

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

•

On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election

•	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

•	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

•	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

•

Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5: Withdrawals under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

•

Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6: Withdrawals under the WB Plan

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

•	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

•

Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•

Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•

Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

•	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

•

Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

•	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•

Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•

Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

•

Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX I - SECURED RETURNS 2

The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit,” “Secured Returns 2,” or “the rider”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.

Secured Returns 2 guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit other than the EEB Premier Plus. Upon annuitization, Secured Returns 2 and any elected optional death benefit automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Any time after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this

Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it “matures” on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and the date the AB Plan is scheduled to “mature”. If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or “maximum WB amount,” is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the GLB amount must be fully distributed by December 31st of the tenth year after your death.)

After your fifth Account Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.” After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new “maximum WB amount.” (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

•

Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

•	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

•

Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•

Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

•

Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

•	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

•

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•

On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

•	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

•	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

•

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

•

On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

•	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

•	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

•

Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

•

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

•

Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

•

Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

•

Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

•

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•

Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

•

Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

•

On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

•	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

•

Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•

On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

•

Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•	On June 1, 2011, you make an additional $80,000 Purchase Payment.

•

On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•

Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

•

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

•	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•	On January 6, 2007, you make an additional Purchase Payment of $50,000.

•	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

•	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

•	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

•

Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

•

On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

•

On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

•

On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

•

This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX J - SECURED RETURNS FOR LIFE PLUS SM

The optional living benefit known as Secured Returns for Life Plus (“Secured Returns for Life Plus,” “Benefit,” or “the rider”) was available for Contracts purchased on or after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:	The date when the AB Plan matures. If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 85 on the Issue Date, your AB Plan Maturity Date is your Maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:	An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):	The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):	The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):	A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:	A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:	The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:	Under this optional living benefit, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under the AB Plan” and “Death of Participant Under the WB Plan.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract’s Maximum Annuity Commencement Date, and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step-Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described above under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.” Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments you submit while participating in the WB Plan will be returned to you.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the “Plus 5 Period”).

However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

•

Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

•

Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

•	your GLB Base prior to the addition of the amount of any bonus, and

•	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime                 Income Base will be equal to the greater of:

•	your Lifetime Income Base prior to the addition of the bonus amount, and

•	the lesser of:

•	your RGLB amount after the addition of the bonus amount, and

•	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this

Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

•	you annuitize or

•	under the provisions of Secured Returns for Life Plus:

•	your Benefit matures;

•	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

•	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

•	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•

A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Plus Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•

If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate and your Contract will terminate without value.

•

If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)

You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your Beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death); or

(2)

You (or your Beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date you may elect to:

•	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•

receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the Beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

•	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

•	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit (‘WB’) Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 - 10/01/16	100%
2	10/02/16 - 10/01/17	100%
3	10/02/17 - 10/01/18	85%
4	10/02/18 - 10/01/19	85%
5	10/02/19 - 10/01/20	85%
6	10/02/20 - 10/01/21	70%
7	10/02/21 - 10/01/22	70%
8	10/02/22 - 10/01/23	70%
9	10/02/23 - 10/01/24	60%
10	10/02/24 - 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)

The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)

The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)

The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

•	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

•	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.) If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)

The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)

The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Participant Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

•

Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

•

Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

•

Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up elected under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up with the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday

•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•

Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].

•	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].

•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.

•	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)]

•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•

Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000 - $4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•

Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

•	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]

•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]

•	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

•	Your Account Value equals zero.

•	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].

•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•

Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].

•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].

•

Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].

•	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

•	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

•	Your Account Value is $1,457.

•	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].

•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB Amount equals $73 [5% of your new GLB Base].

•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

•

Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

•	Your Account Value is $103,184.

•	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

•	Your Account Value is $103,184.

•	Your RGLB amount is $103,184.

•	Your GLB Base is $103,184.

•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].

•	Your Lifetime Income Base is $103,184.

•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

•	Your Bonus Base is $103,184.

*

Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue; Withdrawals not taken immediately.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $110,000.

Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $110,000, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

•

Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue; subsequent Purchase Payments made; withdrawals not taken immediately.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and

(ii)	your new RGLB amount of $173,000.

Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650. Your LIB will now become the greater of:

(i)	your old LIB of $165,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $173,000, and

(b)	your old LIB of $165,000 plus the bonus amount of $8,000.

Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

•

Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue; withdrawals taken.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $104,750.

Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $104,750, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $109,750.

Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $109,750, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750.

Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue; Excess Withdrawal taken.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new RGLB amount is $90,000. Your GLB Base will be reduced to the lesser of:

(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500. Your Bonus Base will be reduced to the lesser of:

(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new Bonus Base is $90,000. Your LIB will be reduced to the lesser of:

(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and

(ii)	your new RGLB amount of $94,500.

Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725. Your LIB will now become the greater of:

(i)	your old LIB of $90,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $94,500, and

(b)	your old LIB of $90,000 plus the bonus amount of $4,500.

Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and

(ii)	your new RGLB amount of $99,000.

Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950. Your LIB will now become the greater of:

(i)	your old LIB of $94,500, and

(ii)	the lesser of:

(a)	your new RGLB amount of $99,000, and

(b)	your old LIB of $94,500 plus the bonus amount of $4,500.

Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue; withdrawals not taken immediately; Step-up elected.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $110,000.

Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $110,000, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and

(ii)	your new RGLB amount of $115,000.

Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750. Your LIB will now become the greater of:

(i)	your old LIB of $115,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $115,000, and

(b)	your old LIB of $110,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

•

Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and

(ii)	your new RGLB amount of $123,900.

Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195. Your LIB will now become the greater of:

(i)	your old LIB of $118,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $123,900, and

(b)	your old LIB of $118,000 plus the bonus amount of $5,900.

Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and

(ii)	your new RGLB amount of $120,000.

Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000. Your LIB will now become the greater of:

(i)	your old LIB of $115,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $120,000, and

(b)	your old LIB of $115,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn.

Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

•

Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and

(ii)	your new RGLB amount of $100,625.

Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031. Your LIB will now become the greater of:

(i)	your old LIB of $96,250, and

(ii)	the lesser of:

(a)	your new RGLB amount of $100,625, and

(b)	your old LIB of $96,250 plus the bonus amount of $4,375.

Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•

Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•

Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and

(ii)	your new RGLB amount of $129,800.

Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490. Your LIB will now become the greater of:

(i)	your old LIB of $123,900, and

(ii)	the lesser of:

(a)	your new RGLB amount of $129,800, and

(b)	your old LIB of $123,900 plus the bonus amount of $5,900.

Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your

GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

•

Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and

(ii)	your new RGLB amount of $126,200.

Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310. Your LIB will now become the greater of:

(i)	your old LIB of $120,600, and

(ii)	the lesser of:

(a)	your new RGLB amount of $126,200, and

(b)	your old LIB of $120,600 plus the bonus amount of $5,600.

Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•

On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

•

On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

•

On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

•

This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX K -

RETIREMENT INCOME ESCALATORSM

The optional living benefit known as Retirement Income Escalator (“RIE” or “the rider”) was available for all Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59 1⁄2 at issue; otherwise, the first Account Anniversary after you attain age 59 1⁄2.

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE Fee” (see “Cost of RIE”).

RIE Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:	The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:	The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE with Single-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Upon annuitization, RIE and any elected optional death benefit automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE” in this Appendix), provided that the step up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE with Single-Life Coverage,” and “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	decreased following any withdrawals you take prior to your RIE Coverage Date;

•	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE”; and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
59 1⁄2 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described under “Withdrawals under RIE”) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 1⁄2 prior to your Issue Date, your RIE Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new Bonus Base	=	A x	(	C	)
D - E

Your new Withdrawal Benefit Base	=	B x	(	C	)
D - E

Where:

	A	=	Your Bonus Base immediately prior to the excess withdrawal.

	B	=	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C	=	Your Account Value immediately after the excess withdrawal.

	D	=	Your Account Value immediately prior to the excess withdrawal.

	E	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 - 6,000
				121,000 - (8,000 -4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal Benefit Base	=	160,000	x	121,000 - 6,000
				121,000 - (8,000 - 4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulas:

Your new Bonus Base	=	W x	(	Y	)
Z

Your new Withdrawal Benefit Base	=	X x	(	Y	)
Z

Where:

	W	=	Your Bonus Base immediately prior to the early withdrawal.

	X	=	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y	=	Your Account Value immediately after the early withdrawal.

	Z	=	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal. Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59 1⁄2). Any withdrawals, including any “free withdrawal amount,” you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59 1⁄2), this is an early withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	0
2	$100,000	$107,000	$100,000	$0	0
3	$125,000	$125,000	$125,000	$0	0
4	$125,000	$133,750	$125,000	$0	0
5	$125,000	$142,500	$125,000	$0	0
6	$125,000	$151,250	$125,000	$0	0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	125,000	x	125,000 - 10,000
				125,000

	=	125,000	x	115,000
				125,000

	=	125,000	x	0.92000

	=	115,000

Your new Withdrawal Benefit Base	=	160,000	x	125,000 - 10,000
				125,000

	=	160,000	x	115,000
				125,000

	=	160,000	x	0.92000

	=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your RIE, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

•	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary. That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:

•

Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

•

If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you had the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59 1⁄2 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 1⁄2 if the younger spouse is less than age 59 1⁄2 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage
59 1⁄2 - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your benefits under RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

•	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

•

if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

•	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX L - Income ON Demand®

The optional living benefit known as Income ON Demand (“Income ON Demand,” “Benefit,” or “the rider”) was available for all Contracts purchased on or after March 5, 2007 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Stored Income Balance:	The amount you may withdraw at any time after age 59 1⁄2 without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your “Income ON Demand Fee” (see “Cost of Income ON Demand”).

You and Your:	The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59 1⁄2, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be withdrawn at any time in the future. The amount you can withdraw each year can be increased or decreased as described under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.”

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	decreased following any withdrawals you take prior to becoming age 59 1⁄2;

•	decreased following any withdrawals you take after becoming age 59 1⁄2, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

•	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

•

increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works;” and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

•	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

•	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

•	decreases by the amount of any withdrawals you take, and

•	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59 1⁄2 without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total Income ON Demand Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under Income ON Demand “ and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59 1⁄2 without affecting your Income Benefit Base. If, at any time after age 59 1⁄2 and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn, and

•	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

•	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$5,000	g	$ 5,000
2	$5,000	g	$10,000
3	$5,000	g	$15,000
4	$5,000	g	$20,000
5	$5,000	g	$25,000
6	$5,000	g	$30,000
7	$5,000	g	$35,000
8	$5,000	g	$40,000
9	$5,000	g	$45,000
10	$5,000	g	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
11	$7,500	g	$ 7,500
12	$7,500	g	$15,000
13	$7,500	g	$22,500
14	$7,500	g	$30,000
15	$7,500	g	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	g	$5,000
12	$5,000	g	$10,000
13	$5,000	g	$15,000
14	$5,000	g	$20,000
15	$5,000	g	$25,000

Withdrawals Under Income ON Demand

Withdrawals After Age 59 1⁄2

Starting at age 59 1⁄2, you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59 1⁄2 are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract,

•	your Stored Income Balance, or

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	g	$25,000
12	$5,000	g	$30,000
13	$5,000	g	$35,000
14	$5,000	g	$40,000
15	$5,000	g	$45,000

Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$3,000	g	$3,000
12	$3,000	g	$6,000
13	$3,000	g	$9,000
14	$3,000	g	$12,000
15	$3,000	g	$15,000

Excess withdrawals taken in a down market could even more severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$1,000	g	$1,000
12	$1,000	g	$2,000
13	$1,000	g	$3,000
14	$1,000	g	$4,000
15	$1,000	g	$5,000

Withdrawals Prior to Age 59 1⁄2 (Early Withdrawals)

All withdrawals taken before age 59 1⁄2, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59 1⁄2 will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
1	$100,000	$0	g	$0
2	$100,000	$0	g	$0
3	$80,000	$0	g	$0
4	$80,000	$0	g	$0
5	$80,000	$0	g	$0
6	$80,000	$4,000	g	$4,000
7	$80,000	$4,000	g	$8,000
8	$80,000	$4,000	g	$12,000
9	$80,000	$4,000	g	$16,000
10	$80,000	$4,000	g	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under “Death of Participant Under Income ON Demand with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)

using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you make a withdrawal prior to age 59 1⁄2 or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you had the option of electing Income ON Demand with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under Income ON Demand with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains

(or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59 1⁄2, the withdrawal will be considered an “early withdrawal,” and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Income ON Demand will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Participant Under Income ON Demand with Single-Life Coverage

If you selected single-life coverage, Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that at the time of such election, Income ON Demand is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

•	the new Stored Income Balance will be reset to zero.

Death of Participant Under Income ON Demand with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in Income ON Demand, the provisions of the section in this Appendix titled “Death of Participant Under Income ON Demand with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, Income ON Demand will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under Income ON Demand” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including Income ON Demand, terminates.

If you purchased joint life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX M - Income ON Demand® II

The optional living benefit known as Income ON Demand II (“IOD II” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Fee” (see “Cost of IOD II”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II and any elected optional death benefit automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under IOD II.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II, any withdrawal before age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elected IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		$5,000

Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)

Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)

Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		$0

Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1) Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	-	$5,000	=	$108,000

(2) Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000 $99,000 - $5,000)	=	$67,787

The total adjustment	=	$113,000	-	$67,787	=	$45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX N - Income ON Demand® II Plus

The optional living benefit known as Income ON Demand II Plus (“IOD II Plus” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

Income ON Demand II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your “IOD II Plus Fee” (see “Cost of IOD II Plus”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:	The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:	A ten-year period commencing on the Issue Date. If you “step-up” IOD II Plus, (described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:	A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at any time as long as you are at least age 50. The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Service Address.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under IOD II Plus.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II Plus.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without reducing your future Annual Income Amount. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - AIA

Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV - AIA

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB	=	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AIA	=	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero. In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 - $50,000)	=	$62,551
$90,000 - $17,100

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal. In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB	=	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elected IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA	=	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700. All values are shown as of the beginning of the Account Year unless otherwise stated.

During the IOD II Plus Bonus Period (Account Years 1 and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take an $11,400 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

•

If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter	n/a (since you are in the IOD II Plus Bonus Period)

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter	n/a (since you are in the IOD II Plus Bonus Period)

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1) Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000	=	$108,000

(2) Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000) $99,000 - $5,000)	=	$67,787

The total adjustment	=	$113,000	-	$67,787	=	$45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000
Stored Income Balance at end of fourth quarter		$5,650

Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Plus will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance, if any, will remain unchanged;

•

the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX O - RETIREMENT INCOME ESCALATORSM II

The optional living benefit known as Retirement Income Escalator II (“RIE II”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in RIE II, the following information applies to your Contract. RIE II is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in RIE II, your Lifetime Withdrawal Percentage (defined below) is different from the Lifetime Withdrawal Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under RIE II,” the fee charged for your RIE II is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of RIE II” in this Appendix.)

RIE II provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:	The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE II Fee” (see “Cost of RIE II”).

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, RIE II and any elected optional death benefit automatically terminate.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base. The RIE II Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II” in this Appendix), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE II with Single-Life Coverage,” and “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE II” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage

depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under RIE II” in this Appendix.) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under RIE II.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under RIE II” in this Appendix. Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II” in this Appendix.

Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE II Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE II Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the chart on the previous page, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,

•	your Required Minimum Distribution Amount, or

•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base	=	$125,000	x	$125,000 - $10,000
				$125,000

	=	$125,000	x	$115,000
				$125,000

	=	$125,000	x	0.92000

	=	$115,000

Your new Withdrawal Benefit Base	=	$160,000	x	$125,000 - $10,000
				$125,000

	=	$160,000	x	$115,000
				$125,000

	=	$160,000	x	0.92000

	=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the RIE II Bonus Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.2875% for joint-life coverage). The maximum RIE II Fee you can pay in any one Account Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base for single-life coverage (1.00% for joint-life coverage). Your cost for RIE II will not increase unless:

•	you decide to step-up your Withdrawal Benefit Base, as described below under “Step-Up Under RIE II,” and

•	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

•	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described below under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II” in this Appendix.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the applicable table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1) Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000	=	$108,000

(2) Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	=	$67,787
				$99,000 - $5,000

The total adjustment	=	$113,000	-	$67,787	=	$45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Account Anniversary. Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect.

Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including RIE II, ends. To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II” in this Appendix. The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

•	upon a termination of the Contract;
•	upon annuitization*; or
•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•

the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II” in this Appendix);

•

if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

•	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE II. If you elected to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX P - Income ON Demand® II Escalator

The optional living benefit known as Income ON Demand II Escalator (“IOD II Escalator”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in IOD II Escalator, the following information applies to your Contract. IOD II Escalator is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in IOD II Escalator, your Lifetime Income Percentage (defined below) is different from the Lifetime Income Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under IOD II Escalator,” the fee charged for IOD II Escalator is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of IOD II Escalator” in this Appendix.)

To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Escalator Fee” (see “Cost of IOD II Escalator”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Escalator and any elected optional death benefit automatically terminate.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be withdrawn at any time in the future. If you are participating in IOD II Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described in this Appendix under “Step-Up Under IOD II Escalator”;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under “How IOD II Escalator Works”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under IOD II Escalator” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described above under “Determining Your Income Benefit Base.”

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator” in this Appendix.

Withdrawals Under IOD II Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage). Your cost for IOD II Escalator will not increase unless:

•	you decide to step-up your Income Benefit Base, as described in this Appendix under “Step-Up Under IOD II Escalator,” and

•	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix. Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year unless otherwise shown.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described below under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator” in this Appendix.

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		$5,000

Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)

Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)

Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		$0

Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1) Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	=	$108,000

(2) Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000 $99,000 - $5,000)	=	$67,787
The total adjustment	=	$113,000	–	$67,787	=	$45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II

Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age Younger Spouse at Step-up	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the applicable table above.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section above titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•

the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator” in this Appendix);

•

if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates. If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Escalator. If you elected to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX Q - RETIREMENT ASSET PROTECTORSM

The optional living benefit known as Retirement Asset Protector was available on Contracts purchased on or after March 5, 2007 and prior to August 17, 2009. If you elected to participate in Retirement Asset Protector, the following information applies to your Contract. Retirement Asset Protector is no longer available for sale on new Contracts, and therefore, renewals of the benefit are no longer available.

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit is lower than the fee charged on Contracts purchased on or after that date. (See “Cost of Retirement Asset Protector.”) Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:	An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

GMAB Maturity Date:	The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 85 on the Issue Date, your GMAB Maturity Date is your Maximum Annuity Commencement Date.

You and Your:	Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under Retirement Asset Protector.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Retirement Asset Protector guarantees a return of the greater of:

•	the excess of your Retirement Asset Protector Benefit Base over your Account Value or

•	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

If you are participating in Retirement Asset Protector, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Cost of Retirement Asset Protector

If you elected Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee” or “rider fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

•	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

•	you annuitize your Contract;

•	Retirement Asset Protector matures on the GMAB Maturity Date;

•	your Retirement Asset Protector benefit is cancelled as described in this Appendix under “Cancellation of Retirement Asset Protector;” or

•	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)

As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by the applicable percentage rate.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you purchased your Contract on or after February 17, 2009, and do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

•

Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•	Assume you make an additional Purchase Payment of $50,000 on April 7, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.

•	Assume you make no withdrawals or additional Purchase Payments and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•

Assume that, because of poor investment performance, your Account Value on March 7, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $15,000 to your Account Value.

•

Assume instead that, because of better investment performance, your Account Value on March 7, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Retirement Asset Protector, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of how we handle withdrawals under Retirement Asset Protector:

•

Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•

Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

•	Assume you make no additional withdrawals and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•

Assume that, because of investment performance, your Account Value on March 7, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Delaware Life or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

•	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

•	the total amount of fees you paid for Retirement Asset Protector.

•

Assume that you purchased a Contract on March 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•

Assume that, on March 7, 2009, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be March 7, 2019.

•	Assume you make no withdrawals prior to the GMAB Maturity Date on March 7, 2019.

•

Assume that your Account Value on March 7, 2019 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 - $108,000). Your total Retirement Asset Protector Fee is equal to the sum of all fees applied prior to the step-up plus the sum of all fees applied after the step-up.

The sum of all fees applied prior to the step-up are equal to the sum of the value of the Benefit Bases prior to the step-up multiplied by the quarterly fee percentage applicable prior to the step-up [($100,000 x 4) x (0.35% ÷ 4)]. Similarly, the sum of all fees applied after the step-up are equal to the sum of the value of the Benefit Bases after the step-up multiplied by the quarterly fee percentage applicable after the step-up [($118,000 x 40) x (0.75% ÷ 4)].

In this case, the total amount of rider fees paid is $9,200. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth in this Appendix under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Retirement Asset Protector will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The GMAB Maturity Date does not change.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Retirement Asset Protector. If you withdraw all or a portion of your retirement plan’s Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector” in this Appendix).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX R - Income ON Demand® III Escalator

The optional living benefit known as Income ON Demand III Escalator (“IOD III Escalator”) was available on Contracts purchased on or after August 17, 2009 and prior to February 8, 2010. If you elected to participate in IOD III Escalator, the following information applies to your Contract. IOD III Escalator is no longer available for sale on new Contracts. To describe how IOD III Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD III Escalator Fee” (see “Cost of IOD III Escalator” in this Appendix).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD III Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD III Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD III Escalator and the MAV optional death benefit, if elected, automatically terminate.

IOD III Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Income Benefit Base depending upon your age. Under IOD III Escalator, if you forgo withdrawing all or any part of your Annual Income Amount in any one year, that amount will be stored or banked in the Stored Income Balance for use in later years. In any future year, you may take more than your Annual Income Amount by drawing from that amount which you have stored or banked. Thus, in future years, you can take your full Annual Income Amount plus all or a portion of that amount which you have stored or banked.

If you are participating in IOD III Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

If you are participating in IOD III Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD III Escalator. (The term of IOD III Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD III Escalator are terminated or cancelled as described in this Appendix under “Cancellation of IOD III Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD III Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD III Escalator” in this Appendix;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD III Escalator Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below.

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described in this Appendix under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD III Escalator” in this Appendix) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD III Escalator Works”).

How IOD III Escalator Works

Under the terms of IOD III Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD III Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD III Escalator works.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD III Escalator”. Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund will cancel IOD III Escalator as described in this Appendix under “Cancellation of IOD III Escalator.”

Withdrawals Under IOD III Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD III Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD III Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD III Escalator

If you elected IOD III Escalator, we will deduct a quarterly fee from your Account Value (“IOD III Escalator Fee”). The IOD III Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2750 % of your Fee Base on that day, if you elected single-life coverage (0.3250% for joint-life coverage). On an annual basis, the IOD III Escalator Fee is equal to 1.10% of your Fee Base if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD III Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD III Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year except as otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD III Escalator Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD III Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD III Escalator Fee.

In addition, on your Account Anniversary, the IOD III Escalator Fee may also change, if we increase the percentage used to calculate the IOD III Escalator Fee as described below under “Step-Up Under IOD III Escalator.”

The investment performance of the Designated Funds will not affect your IOD III Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD III Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD III Escalator Fee.

We will continue to deduct the IOD III Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD III Escalator are cancelled as described under “Cancellation of IOD III Escalator” in this Appendix.

Step-Up Under IOD III Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your Account Value minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts. Since we are no longer issuing Contracts with IOD III Escalator, the percentage rate we use to calculate your IOD III Escalator Fee will be set based upon current market conditions at that time.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD III Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD III Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base. Here is an example of how step-up works under IOD III Escalator:

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD III Escalator with single-life coverage and do not take any withdrawals. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

Assume that your Account Value grows to $103,000 by the end of Account Year 1. Because your Account Value minus your Stored Income Balance ($103,000 - $5,000) is less than your current Income Benefit Base, you will not step-up.

Assume further that your Account Value grows to $113,000 by the end of Account Year 2. Because your Account Value minus your Stored Income Balance ($113,000 - $10,000) is greater than your current Income Benefit Base ($100,000), you will step-up. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($103,000). Your new Annual Income Amount will be $5,150 (5% of your new Income Benefit Base).

Assume further that your Account Value grows to $125,150 by the end of Account Year 3. Because your Account Value minus your Stored Income Balance ($125,150 - $15,150) is greater than your current Income Benefit Base ($103,000), you will step-up again. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($110,000). Your new Annual Income Amount will be $5,500 (5% of your new Income Benefit Base).

Account Year	Account Value End of Year	Stored Income Balance Beginning of Year	Income Benefit Base End of Year	Annual Income Amount End of Year	Withdrawals
1	$103,000	$5,000	$100,000	$5,000	0
2	$113,000	$10,000	$103,000	$5,150	0
3	$125,150	$15,150	$110,000	$5,500	0

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. Your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described below under “Joint-Life Coverage.”

The above example assumes that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 77 at issue and have attained age 80 by the end of Account Year 3. When your Income Benefit Base steps-up to $110,000 your new Lifetime Income Percentage is 6% since you are now age 80. Your Annual Income Amount is now $6,600 and your Stored Income Balance becomes $21,750 at the beginning of Account Year 4.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD III Escalator with single-life coverage or, for a higher IOD III Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD III Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD III Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your

Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the table below.

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD III Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

Cancellation of IOD III Escalator

Should you decide that IOD III Escalator is no longer appropriate for you, you may cancel IOD III Escalator at any time. Upon cancellation, all benefits and charges under IOD III Escalator shall cease. Once cancelled, IOD III Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD III Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD III Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD III Escalator.

Death of Participant Under IOD III Escalator with Single-Life Coverage

If you elected single-life coverage, IOD III Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” in the prospectus to which this Appendix is attached) or any living benefits under the Contract.

Death of Participant Under IOD III Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD III Escalator, the provisions of the section above titled “Death of Participant Under IOD III Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD III Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•

the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD III Escalator” in this Appendix);

•

if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD III Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD III Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD III Escalator

Under the terms of IOD III Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD III Escalator. If you elected to participate in IOD III Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD III Escalator as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD III Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 72 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX S - BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled. For Contracts with the Income Riser with 7% bonus, the following is the Build Your Own Portfolio model that applies to your Contract.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Managed Asset Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation- Adjusted Bond Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Putnam VT Multi-Asset Absolute Return Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
		MFS® Growth Allocation Portfolio	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund
		BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Invesco Oppenheimer V.I. Global Fund
			JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund
			Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
MFS® International Growth Portfolio
MFS® Growth Series

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds

30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
CTIVPSM - Loomis Sayles Growth Fund
Columbia Variable Portfolio - Large Cap Growth Fund
Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For all Contracts purchased on or after August 17, 2009 and before February 8, 2010, including Contracts with SIR with a 6% bonus, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
MFS® Total Return Bond Series	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
	MFS® Conservative Allocation Portfolio	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Moderate Allocation Portfolio	MFS® Mid Cap Value Portfolio	Invesco Oppenheimer V.I. Global Fund	Templeton Global Bond VIP Fund
	MFS® Growth Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund
	BlackRock Global Allocation V.I. Fund	Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	PIMCO Global Managed Asset Allocation Portfolio		MFS® International Growth Portfolio
	MFS® Global Tactical Allocation Portfolio		MFS® Growth Series
	AB Dynamic Asset Allocation Portfolio		CTIVPSM - Loomis Sayles Growth Fund
	Putnam VT Multi-Asset Absolute Return Fund		Columbia Variable Portfolio - Large Cap Growth Fund
Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund Inc. Discovery Portfolio

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased after February 16, 2009, and prior to August 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
MFS® Total Return Bond Series	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	Invesco Oppenheimer V.I. Conservative Balanced Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Invesco V.I. Equity and Income Fund	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Moderate Allocation Portfolio	MFS® Mid Cap Value Portfolio	Invesco Oppenheimer V.I. Global Fund	Templeton Global Bond VIP Fund
	MFS® Conservative Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund
	MFS® Growth Allocation Portfolio	Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	BlackRock Global Allocation V.I. Fund		MFS® International Growth Portfolio
	PIMCO Global Managed Asset Allocation Portfolio		MFS® Growth Series
	MFS® Global Tactical Allocation Portfolio		CTIVPSM - Loomis Sayles Growth Fund
	AB Dynamic Asset Allocation Portfolio		Columbia Variable Portfolio - Large Cap Growth Fund
	Putnam VT Multi-Asset Absolute Return Fund		Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to February 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
PIMCO Total Return Portfolio[7]	AB Balanced Wealth Strategy Portfolio[8]	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Total Return Bond Series	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	MFS® High Yield Portfolio[8]
MFS® Government Securities Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Allocation VIP Fund[8]	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
PIMCO Real Return Portfolio[7]	MFS® Total Return Series	MFS® Utilities Series	Invesco Oppenheimer V.I. Main Street Small Cap Fund®[2]	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® U.S. Government Money Market Portfolio	Invesco Oppenheimer V.I. Conservative Balanced Fund	MFS® Blended Research® Core Equity Portfolio[2]	MFS® New Discovery Series	Templeton Developing Markets VIP Fund[6]
MFS® Limited Maturity Portfolio[8]	Invesco V.I. Equity and Income Fund[8]	MFS® Global Research Portfolio[2]	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio[8]	Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV)[7]	MFS® Core Equity Portfolio	MFS® International Intrinsic Value Portfolio	MFS® Strategic Income Portfolio[1]
JPMorgan Insurance Trust Core Bond Portfolio[8]	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Foreign VIP Fund[6]	Lazard Retirement Emerging Markets Equity Portfolio[8]
	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Invesco Oppenheimer V.I. Main St. Fund®[7]	MFS® Research International Portfolio	PIMCO All Asset Portfolio
	MFS® Conservative Allocation Portfolio[8]	Rational Trend Aggregation VA Fund[5]	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund[8]
	MFS® Moderate Allocation Portfolio[8]	MFS® Mid Cap Value Portfolio[8]	First Eagle Overseas Variable Fund
	MFS® Growth Allocation Portfolio[8]	JPMorgan Insurance Trust U.S. Equity Portfolio[8]	Invesco Oppenheimer V.I. Global Fund
	BlackRock Global Allocation V.I. Fund[8]	Putnam VT Equity Income Fund[8]	Columbia Variable Portfolio - Overseas Core Fund
	PIMCO Global Managed Asset Allocation Portfolio[8]		Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	MFS® Global Tactical Allocation Portfolio[8]		Wanger USA[3]
	AB Dynamic Asset Allocation Portfolio[8]		Wanger Select[3]
	Putnam VT Multi-Asset Absolute Return Fund[8]		Columbia Variable Portfolio - Small Cap Value Fund[3]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
MFS® International Growth Portfolio
MFS® Growth Series
CTIVPSM - Loomis Sayles Growth Fund[4]
Columbia Variable Portfolio - Large Cap Growth Fund[4]
MFS® Global Growth Portfolio[1]
Rational Insider Buying VA Fund[5]
MFS® Mid Cap Growth Series[8]
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio[8]
Invesco V.I. American Value Fund[8]
AB International Growth Portfolio[8]
AB International Value Portfolio[7,8]
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)[8]
MFS® New Discovery Value Portfolio[8]
AB Small/Mid Cap Value Portfolio[8]
Invesco V.I. International Growth Fund[8]
PIMCO StocksPLUS® Global Portfolio[8]
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio[8]

[1]	Only available if you purchased your Contract before February 2, 2004.

[2]	Only available if you purchased your Contract before March 5, 2007.

[3]	Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.

[4]

Only B Class shares available if you purchased your Contract on or after March 5, 2007. Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

[5]	Only available if you purchased your Contract through a Huntington Bank representative.

[6]	Only available if you purchased your Contract before March 10, 2008.

[7]	Only available if you purchased your Contract before October 20, 2008.

[8]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX T - CONDENSED FINANCIAL INFORMATION

The following information for MASTERS EXTRA should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Calculated unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Dynamic Asset Allocation Portfolio, Class B	01	2019	11.3432	12.8504	108,297
	01	2018	12.4551	11.3432	126,794
	01	2017	11.0821	12.4551	141,871
	01	2016	10.9067	11.0821	197,543
	01	2015	11.2414	10.9067	198,077
	01	2014	10.9741	11.2414	204,901
	01	2013	9.9737	10.9741	169,621
	01	2012	9.3949	9.9737	21,459
	01	2011	10.0000	9.3949	6,043

	02	2019	11.1680	12.6266	21,868
	02	2018	12.2875	11.1680	23,666
	02	2017	10.9549	12.2875	27,954
	02	2016	10.8034	10.9549	15,190
	02	2015	11.1577	10.8034	15,571
	02	2014	10.9146	11.1577	17,398
	02	2013	9.9398	10.9146	22,236
	02	2012	9.3822	9.9398	3,022
	02	2011	10.0000	9.3822	0

	03	2019	11.1245	12.5710	0
	03	2018	12.2458	11.1245	0
	03	2017	10.9233	12.2458	0
	03	2016	10.7777	10.9233	0
	03	2015	11.1368	10.7777	0
	03	2014	10.8997	11.1368	0
	03	2013	9.9313	10.8997	0
	03	2012	9.3790	9.9313	0
	03	2011	10.0000	9.3790	0

	04	2019	10.9949	12.4059	63,441
	04	2018	12.1215	10.9949	93,753
	04	2017	10.8287	12.1215	126,892
	04	2016	10.7008	10.8287	130,502
	04	2015	11.0743	10.7008	114,189
	04	2014	10.8552	11.0743	94,276
	04	2013	9.9060	10.8552	93,265
	04	2012	9.3695	9.9060	22,811
	04	2011	10.0000	9.3695	0

	05	2019	10.9519	12.3509	0
	05	2018	12.0805	10.9519	0
	05	2017	10.7976	12.0805	0
	05	2016	10.6755	10.7976	0
	05	2015	11.0537	10.6755	0
	05	2014	10.8406	11.0537	0
	05	2013	9.8976	10.8406	0
	05	2012	9.3663	9.8976	0
	05	2011	10.0000	9.3663	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	10.8245	12.1890	0
	06	2018	11.9578	10.8245	0
	06	2017	10.7040	11.9578	0
	06	2016	10.5992	10.7040	0
	06	2015	10.9916	10.5992	0
	06	2014	10.7962	10.9916	0
	06	2013	9.8722	10.7962	0
	06	2012	9.3568	9.8722	0
	06	2011	10.0000	9.3568	0

	07	2019	10.7822	12.1354	0
	07	2018	11.9172	10.7822	0
	07	2017	10.6730	11.9172	0
	07	2016	10.5739	10.6730	0
	07	2015	10.9710	10.5739	0
	07	2014	10.7815	10.9710	0
	07	2013	9.8638	10.7815	0
	07	2012	9.3536	9.8638	0
	07	2011	10.0000	9.3536	0

	08	2019	10.6142	11.9220	0
	08	2018	11.7555	10.6142	0
	08	2017	10.5496	11.7555	17
	08	2016	10.4731	10.5496	20
	08	2015	10.8887	10.4731	22
	08	2014	10.7226	10.8887	24
	08	2013	9.8301	10.7226	27
	08	2012	9.3409	9.8301	0
	08	2011	10.0000	9.3409	0

AB International Growth Portfolio, Class B	01	2019	8.1679	10.2159	19,439
	01	2018	10.0846	8.1679	23,557
	01	2017	7.6192	10.0846	31,755
	01	2016	8.3406	7.6192	49,505
	01	2015	8.6734	8.3406	72,474
	01	2014	8.9501	8.6734	100,776
	01	2013	8.0346	8.9501	101,778
	01	2012	7.0934	8.0346	87,131
	01	2011	8.5950	7.0934	95,741
	01	2010	7.7645	8.5950	85,051

	02	2019	7.9903	9.9738	21,760
	02	2018	9.8853	7.9903	24,931
	02	2017	7.4836	9.8853	21,858
	02	2016	8.2089	7.4836	33,268
	02	2015	8.5538	8.2089	33,521
	02	2014	8.8447	8.5538	45,668
	02	2013	7.9561	8.8447	80,982
	02	2012	7.0386	7.9561	91,805
	02	2011	8.5459	7.0386	101,495
	02	2010	7.7358	8.5459	102,790

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	7.9464	9.9140	0
	03	2018	9.8359	7.9464	0
	03	2017	7.4500	9.8359	0
	03	2016	8.1761	7.4500	0
	03	2015	8.5241	8.1761	0
	03	2014	8.8185	8.5241	0
	03	2013	7.9366	8.8185	820
	03	2012	7.0249	7.9366	0
	03	2011	8.5337	7.0249	0
	03	2010	7.7287	8.5337	0

	04	2019	7.8160	9.7366	12,117
	04	2018	9.6892	7.8160	15,813
	04	2017	7.3499	9.6892	17,011
	04	2016	8.0787	7.3499	23,158
	04	2015	8.4355	8.0787	30,053
	04	2014	8.7402	8.4355	32,707
	04	2013	7.8782	8.7402	39,249
	04	2012	6.9839	7.8782	49,488
	04	2011	8.4969	6.9839	53,755
	04	2010	7.7072	8.4969	50,508

	05	2019	7.7730	9.6780	1,962
	05	2018	9.6410	7.7730	2,088
	05	2017	7.3171	9.6410	2,220
	05	2016	8.0468	7.3171	2,264
	05	2015	8.4063	8.0468	2,265
	05	2014	8.7144	8.4063	2,265
	05	2013	7.8589	8.7144	2,265
	05	2012	6.9704	7.8589	2,266
	05	2011	8.4848	6.9704	2,267
	05	2010	7.7001	8.4848	2,268

	06	2019	7.6455	9.5050	0
	06	2018	9.4970	7.6455	0
	06	2017	7.2186	9.4970	0
	06	2016	7.9507	7.2186	0
	06	2015	8.3187	7.9507	0
	06	2014	8.6368	8.3187	0
	06	2013	7.8010	8.6368	0
	06	2012	6.9297	7.8010	0
	06	2011	8.4482	6.9297	0
	06	2010	7.6787	8.4482	0

	07	2019	7.6034	9.4480	0
	07	2018	9.4495	7.6034	0
	07	2017	7.1862	9.4495	0
	07	2016	7.9190	7.1862	0
	07	2015	8.2898	7.9190	0
	07	2014	8.6112	8.2898	0
	07	2013	7.7818	8.6112	0
	07	2012	6.9162	7.7818	0
	07	2011	8.4361	6.9162	0
	07	2010	7.6715	8.4361	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	7.4367	9.2221	0
	08	2018	9.2614	7.4367	0
	08	2017	7.0574	9.2614	0
	08	2016	7.2161	7.0574	0
	08	2015	8.1747	7.2161	737,382
	08	2014	8.5091	8.1747	0
	08	2013	7.7053	8.5091	0
	08	2012	6.8624	7.7053	0
	08	2011	8.3875	6.8624	0
	08	2010	7.6431	8.3875	0

AB Small/Mid Cap Value Portfolio, Class B	01	2019	18.5807	21.9009	14,711
	01	2018	22.3165	18.5807	15,535
	01	2017	20.1156	22.3165	19,759
	01	2016	16.3980	20.1156	36,061
	01	2015	17.6887	16.3980	31,765
	01	2014	16.5170	17.6887	37,553
	01	2013	12.2079	16.5170	54,732
	01	2012	10.4838	12.2079	11,775
	01	2011	10.0000	10.4838	2,390

	02	2019	18.3079	21.5363	16,845
	02	2018	22.0333	18.3079	17,760
	02	2017	19.9003	22.0333	17,015
	02	2016	16.2555	19.9003	16,311
	02	2015	17.5708	16.2555	19,900
	02	2014	16.4403	17.5708	12,777
	02	2013	12.1760	16.4403	14,327
	02	2012	10.4779	12.1760	867
	02	2011	10.0000	10.4779	0

	03	2019	18.2401	21.4457	2,710
	03	2018	21.9628	18.2401	2,313
	03	2017	19.8466	21.9628	2,430
	03	2016	16.2199	19.8466	1,343
	03	2015	17.5413	16.2199	1,016
	03	2014	16.4211	17.5413	1,568
	03	2013	12.1680	16.4211	2,052
	03	2012	10.4764	12.1680	0
	03	2011	10.0000	10.4764	0

	04	2019	18.0383	21.1765	6,134
	04	2018	21.7528	18.0383	6,873
	04	2017	19.6865	21.7528	10,389
	04	2016	16.1137	19.6865	4,357
	04	2015	17.4532	16.1137	3,352
	04	2014	16.3637	17.4532	4,469
	04	2013	12.1441	16.3637	9,516
	04	2012	10.4719	12.1441	0
	04	2011	10.0000	10.4719	0

	05	2019	17.9713	21.0867	0
	05	2018	21.6833	17.9713	0
	05	2017	19.6338	21.6833	0
	05	2016	16.0787	19.6338	0
	05	2015	17.4242	16.0787	0
	05	2014	16.3448	17.4242	0
	05	2013	12.1362	16.3448	0
	05	2012	10.4704	12.1362	0
	05	2011	10.0000	10.4704	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	17.7726	20.8226	0
	06	2018	21.4758	17.7726	0
	06	2017	19.4750	21.4758	0
	06	2016	15.9732	19.4750	0
	06	2015	17.3364	15.9732	0
	06	2014	16.2875	17.3364	0
	06	2013	12.1123	16.2875	0
	06	2012	10.4659	12.1123	0
	06	2011	10.0000	10.4659	0

	07	2019	17.7068	20.7350	0
	07	2018	21.4071	17.7068	0
	07	2017	19.4225	21.4071	0
	07	2016	15.9383	19.4225	0
	07	2015	17.3074	15.9383	0
	07	2014	16.2685	17.3074	0
	07	2013	12.1043	16.2685	0
	07	2012	10.4644	12.1043	0
	07	2011	10.0000	10.4644	0

	08	2019	17.4446	20.3866	0
	08	2018	21.1333	17.4446	0
	08	2017	19.2131	21.1333	0
	08	2016	15.7988	19.2131	0
	08	2015	17.1912	15.7988	0
	08	2014	16.1925	17.1912	0
	08	2013	12.0725	16.1925	0
	08	2012	10.4584	12.0725	0
	08	2011	10.0000	10.4584	0

AB Balanced Wealth Strategy Portfolio, Class B	01	2019	13.8032	16.0391	120,340
	01	2018	15.0044	13.8032	140,731
	01	2017	13.2003	15.0044	236,271
	01	2016	12.8573	13.2003	280,903
	01	2015	12.9125	12.8573	384,657
	01	2014	12.2639	12.9125	385,924
	01	2013	10.7298	12.2639	395,178
	01	2012	9.6284	10.7298	439,186
	01	2011	10.1034	9.6284	603,121
	01	2010	9.3185	10.1034	665,955

	02	2019	13.5031	15.6590	70,000
	02	2018	14.7078	13.5031	73,740
	02	2017	12.9654	14.7078	88,382
	02	2016	12.6542	12.9654	101,143
	02	2015	12.7345	12.6542	118,945
	02	2014	12.1195	12.7345	127,918
	02	2013	10.6251	12.1195	141,953
	02	2012	9.5540	10.6251	144,028
	02	2011	10.0457	9.5540	149,808
	02	2010	9.2841	10.0457	183,798

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	13.4289	15.5651	0
	03	2018	14.6344	13.4289	0
	03	2017	12.9072	14.6344	0
	03	2016	12.6038	12.9072	0
	03	2015	12.6903	12.6038	3,531
	03	2014	12.0835	12.6903	0
	03	2013	10.5990	12.0835	246
	03	2012	9.5354	10.5990	252
	03	2011	10.0312	9.5354	3,405
	03	2010	9.2755	10.0312	854

	04	2019	13.2086	15.2867	65,037
	04	2018	14.4162	13.2086	73,558
	04	2017	12.7339	14.4162	83,682
	04	2016	12.4537	12.7339	101,489
	04	2015	12.5583	12.4537	110,212
	04	2014	11.9763	12.5583	55,058
	04	2013	10.5211	11.9763	58,205
	04	2012	9.4799	10.5211	43,433
	04	2011	9.9881	9.4799	65,981
	04	2010	9.2498	9.9881	176,218

	05	2019	13.1360	15.1947	0
	05	2018	14.3444	13.1360	0
	05	2017	12.6771	14.3444	0
	05	2016	12.4044	12.6771	0
	05	2015	12.5150	12.4044	0
	05	2014	11.9410	12.5150	0
	05	2013	10.4954	11.9410	0
	05	2012	9.4616	10.4954	0
	05	2011	9.9739	9.4616	0
	05	2010	9.2413	9.9739	0

	06	2019	12.9205	14.9233	0
	06	2018	14.1303	12.9205	0
	06	2017	12.5066	14.1303	0
	06	2016	12.2564	12.5066	0
	06	2015	12.3846	12.2564	0
	06	2014	11.8348	12.3846	0
	06	2013	10.4180	11.8348	0
	06	2012	9.4064	10.4180	0
	06	2011	9.9309	9.4064	0
	06	2010	9.2156	9.9309	0

	07	2019	12.8495	14.8337	0
	07	2018	14.0597	12.8495	0
	07	2017	12.4504	14.0597	0
	07	2016	12.2075	12.4504	0
	07	2015	12.3416	12.2075	0
	07	2014	11.7997	12.3416	0
	07	2013	10.3924	11.7997	0
	07	2012	9.3881	10.3924	0
	07	2011	9.9166	9.3881	0
	07	2010	9.2071	9.9166	5,947

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	12.5679	14.4793	0
	08	2018	13.7798	12.5679	0
	08	2017	12.2273	13.7798	0
	08	2016	12.0134	12.2273	0
	08	2015	12.1703	12.0134	0
	08	2014	11.6598	12.1703	0
	08	2013	10.2903	11.6598	0
	08	2012	9.3150	10.2903	0
	08	2011	9.8596	9.3150	0
	08	2010	9.1729	9.8596	0

AB International Value Portfolio, Class B	01	2019	6.5517	7.5219	363,866
	01	2018	8.6538	6.5517	422,543
	01	2017	7.0368	8.6538	454,695
	01	2016	7.2161	7.0368	608,138
	01	2015	7.1687	7.2161	737,382
	01	2014	7.7964	7.1687	1,023,447
	01	2013	6.4623	7.7964	1,114,438
	01	2012	5.7574	6.4623	1,299,668
	01	2011	7.2700	5.7574	1,438,892
	01	2010	7.0907	7.2700	1,363,080

	02	2019	6.4092	7.3436	209,954
	02	2018	8.4827	6.4092	232,743
	02	2017	6.9115	8.4827	245,905
	02	2016	7.1021	6.9115	315,642
	02	2015	7.0698	7.1021	399,454
	02	2014	7.7045	7.0698	588,860
	02	2013	6.3992	7.7045	638,282
	02	2012	5.7128	6.3992	708,751
	02	2011	7.2284	5.7128	792,323
	02	2010	7.0646	7.2284	895,749

	03	2019	6.3739	7.2996	9,284
	03	2018	8.4403	6.3739	10,019
	03	2017	6.8805	8.4403	9,153
	03	2016	7.0738	6.8805	15,200
	03	2015	7.0452	7.0738	14,177
	03	2014	7.6817	7.0452	17,337
	03	2013	6.3835	7.6817	17,158
	03	2012	5.7017	6.3835	26,932
	03	2011	7.2181	5.7017	28,054
	03	2010	7.0580	7.2181	14,878

	04	2019	6.2693	7.1689	56,668
	04	2018	8.3144	6.2693	59,616
	04	2017	6.7881	8.3144	52,479
	04	2016	6.9895	6.7881	57,180
	04	2015	6.9720	6.9895	69,234
	04	2014	7.6135	6.9720	84,566
	04	2013	6.3365	7.6135	88,266
	04	2012	5.6685	6.3365	99,205
	04	2011	7.1870	5.6685	114,500
	04	2010	7.0384	7.1870	119,154

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	6.2348	7.1258	0
	05	2018	8.2730	6.2348	0
	05	2017	6.7578	8.2730	0
	05	2016	6.9618	6.7578	0
	05	2015	6.9479	6.9618	0
	05	2014	7.5910	6.9479	0
	05	2013	6.3210	7.5910	0
	05	2012	5.6575	6.3210	0
	05	2011	7.1767	5.6575	0
	05	2010	7.0319	7.1767	1,598

	06	2019	6.1325	6.9984	0
	06	2018	8.1495	6.1325	0
	06	2017	6.6668	8.1495	0
	06	2016	6.8786	6.6668	128
	06	2015	6.8755	6.8786	308
	06	2014	7.5235	6.8755	515
	06	2013	6.2744	7.5235	661
	06	2012	5.6245	6.2744	870
	06	2011	7.1458	5.6245	1,067
	06	2010	7.0124	7.1458	11,730

	07	2019	6.0988	6.9564	0
	07	2018	8.1087	6.0988	0
	07	2017	6.6368	8.1087	0
	07	2016	6.8512	6.6368	0
	07	2015	6.8515	6.8512	0
	07	2014	7.5011	6.8515	0
	07	2013	6.2589	7.5011	89
	07	2012	5.6135	6.2589	5,118
	07	2011	7.1355	5.6135	16,860
	07	2010	7.0059	7.1355	15,167

	08	2019	5.9650	6.7900	0
	08	2018	7.9472	5.9650	0
	08	2017	6.5178	7.9472	0
	08	2016	6.7422	6.5178	0
	08	2015	6.7564	6.7422	0
	08	2014	7.4121	6.7564	0
	08	2013	6.1974	7.4121	0
	08	2012	5.5698	6.1974	0
	08	2011	7.0944	5.5698	0
	08	2010	6.9798	7.0944	0

BlackRock Global Allocation V.I. Fund, Class III	01	2019	15.0285	17.3969	1,718,105
	01	2018	16.5430	15.0285	1,995,941
	01	2017	14.7990	16.5430	2,336,021
	01	2016	14.5030	14.7990	2,928,640
	01	2015	14.9030	14.5030	3,542,400
	01	2014	14.8733	14.9030	4,058,816
	01	2013	13.2241	14.8733	4,467,551
	01	2012	12.2345	13.2241	4,916,293
	01	2011	12.9158	12.2345	5,221,757
	01	2010	11.9706	12.9158	5,477,405

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	14.7202	17.0059	546,556
	02	2018	16.2363	14.7202	621,496
	02	2017	14.5538	16.2363	733,394
	02	2016	14.2919	14.5538	868,025
	02	2015	14.7159	14.2919	1,029,619
	02	2014	14.7166	14.7159	1,280,344
	02	2013	13.1114	14.7166	1,294,149
	02	2012	12.1552	13.1114	1,341,007
	02	2011	12.8581	12.1552	1,570,227
	02	2010	11.9414	12.8581	1,547,821

	03	2019	14.6440	16.9093	2,017
	03	2018	16.1604	14.6440	9,016
	03	2017	14.4930	16.1604	6,692
	03	2016	14.2394	14.4930	7,974
	03	2015	14.6695	14.2394	6,557
	03	2014	14.6776	14.6695	13,629
	03	2013	13.0834	14.6776	24,136
	03	2012	12.1354	13.0834	44,740
	03	2011	12.8437	12.1354	45,962
	03	2010	11.9341	12.8437	40,471

	04	2019	14.4173	16.6225	375,759
	04	2018	15.9344	14.4173	437,086
	04	2017	14.3120	15.9344	516,540
	04	2016	14.0831	14.3120	590,609
	04	2015	14.5307	14.0831	760,381
	04	2014	14.5611	14.5307	787,839
	04	2013	12.9994	14.5611	858,689
	04	2012	12.0761	12.9994	941,784
	04	2011	12.8005	12.0761	989,953
	04	2010	11.9122	12.8005	1,023,245

	05	2019	14.3425	16.5276	0
	05	2018	15.8600	14.3425	0
	05	2017	14.2525	15.8600	0
	05	2016	14.0317	14.2525	0
	05	2015	14.4850	14.0317	0
	05	2014	14.5227	14.4850	3,024
	05	2013	12.9717	14.5227	3,019
	05	2012	12.0565	12.9717	3,380
	05	2011	12.7863	12.0565	3,391
	05	2010	11.9050	12.7863	0

	06	2019	14.1205	16.2476	39,274
	06	2018	15.6380	14.1205	39,471
	06	2017	14.0741	15.6380	39,669
	06	2016	13.8773	14.0741	39,868
	06	2015	14.3477	13.8773	40,068
	06	2014	14.4071	14.3477	40,268
	06	2013	12.8883	14.4071	12,218
	06	2012	11.9975	12.8883	17,216
	06	2011	12.7432	11.9975	17,391
	06	2010	11.8831	12.7432	12,616

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	14.0473	16.1552	1,324
	07	2018	15.5648	14.0473	1,442
	07	2017	14.0152	15.5648	1,538
	07	2016	13.8264	14.0152	1,667
	07	2015	14.3023	13.8264	1,770
	07	2014	14.3689	14.3023	1,909
	07	2013	12.8606	14.3689	2,034
	07	2012	11.9779	12.8606	2,231
	07	2011	12.7289	11.9779	2,337
	07	2010	11.8759	12.7289	0

	08	2019	13.7568	15.7890	0
	08	2018	15.2741	13.7568	0
	08	2017	13.7814	15.2741	0
	08	2016	13.6236	13.7814	0
	08	2015	14.1215	13.6236	0
	08	2014	14.2164	14.1215	0
	08	2013	12.7503	14.2164	0
	08	2012	11.8996	12.7503	28
	08	2011	12.6717	11.8996	0
	08	2010	11.8467	12.6717	0

CTIVP - Loomis Sayles Growth Fund, Class 1	01	2019	13.0892	16.9533	0
	01	2018	13.6434	13.0892	0
	01	2017	10.4322	13.6434	0
	01	2016	17.7603	10.4322	0
	01	2015	17.6832	17.7603	0
	01	2014	16.4401	17.6832	0
	01	2013	12.3298	16.4401	0
	01	2012	11.1764	12.3298	0
	01	2011	11.6775	11.1764	0
	01	2010	9.7733	11.6775	0

	02	2019	13.0189	16.8285	0
	02	2018	13.5975	13.0189	0
	02	2017	10.4180	13.5975	0
	02	2016	17.3743	10.4180	0
	02	2015	17.3342	17.3743	0
	02	2014	16.1485	17.3342	0
	02	2013	12.1357	16.1485	0
	02	2012	11.0230	12.1357	0
	02	2011	11.5408	11.0230	0
	02	2010	9.6785	11.5408	0

	03	2019	13.0013	16.7973	7,905
	03	2018	13.5860	13.0013	8,279
	03	2017	10.4144	13.5860	0
	03	2016	17.2789	10.4144	0
	03	2015	17.2478	17.2789	0
	03	2014	16.0762	17.2478	0
	03	2013	12.0876	16.0762	0
	03	2012	10.9849	12.0876	0
	03	2011	11.5067	10.9849	0
	03	2010	9.6549	11.5067	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	12.9487	16.7042	0
	04	2018	13.5516	12.9487	0
	04	2017	10.4037	13.5516	0
	04	2016	16.9954	10.4037	0
	04	2015	16.9909	16.9954	0
	04	2014	15.8610	16.9909	0
	04	2013	11.9441	15.8610	0
	04	2012	10.8713	11.9441	0
	04	2011	11.4051	10.8713	0
	04	2010	9.5843	11.4051	0

	05	2019	12.9308	16.6724	0
	05	2018	13.5400	12.9308	0
	05	2017	10.4002	13.5400	0
	05	2016	16.9027	10.4002	0
	05	2015	16.9067	16.9027	0
	05	2014	15.7905	16.9067	0
	05	2013	11.8970	15.7905	0
	05	2012	10.8339	11.8970	0
	05	2011	11.3717	10.8339	0
	05	2010	9.5610	11.3717	0

	06	2019	12.8789	16.5807	0
	06	2018	13.5058	12.8789	0
	06	2017	10.3895	13.5058	0
	06	2016	16.6248	10.3895	0
	06	2015	16.6544	16.6248	0
	06	2014	15.5787	16.6544	0
	06	2013	11.7555	15.5787	0
	06	2012	10.7216	11.7555	0
	06	2011	11.2710	10.7216	0
	06	2010	9.4910	11.2710	0

	07	2019	12.8615	16.5499	0
	07	2018	13.4944	12.8615	0
	07	2017	10.3859	13.4944	0
	07	2016	16.5335	10.3859	0
	07	2015	16.5713	16.5335	0
	07	2014	15.5089	16.5713	0
	07	2013	11.7088	15.5089	0
	07	2012	10.6845	11.7088	0
	07	2011	11.2378	10.6845	0
	07	2010	9.4678	11.2378	0

	08	2019	12.7916	16.4266	0
	08	2018	13.4485	12.7916	0
	08	2017	10.3716	13.4485	0
	08	2016	16.1716	10.3716	0
	08	2015	16.2419	16.1716	0
	08	2014	15.2319	16.2419	0
	08	2013	11.5232	15.2319	0
	08	2012	10.5369	11.5232	0
	08	2011	11.1052	10.5369	0
	08	2010	9.3753	11.1052	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
CTIVP - Loomis Sayles Growth Fund, Class 2	01	2019	13.0012	16.7983	66,160
	01	2018	13.5871	13.0012	74,345
	01	2017	10.4161	13.5871	114,736
	01	2016	15.5546	10.4161	162,009
	01	2015	15.5319	15.5546	133,758
	01	2014	14.4737	15.5319	203,008
	01	2013	10.8816	14.4737	232,762
	01	2012	9.8920	10.8816	303,728
	01	2011	10.3560	9.8920	323,126
	01	2010	8.6876	10.3560	276,227

	02	2019	12.9313	16.6746	55,065
	02	2018	13.5413	12.9313	64,480
	02	2017	10.4019	13.5413	78,600
	02	2016	15.2774	10.4019	99,668
	02	2015	15.2861	15.2774	82,256
	02	2014	14.2738	15.2861	98,666
	02	2013	10.7531	14.2738	111,130
	02	2012	9.7953	10.7531	170,211
	02	2011	10.2756	9.7953	170,635
	02	2010	8.6377	10.2756	173,129

	03	2019	12.9138	16.6437	0
	03	2018	13.5299	12.9138	0
	03	2017	10.3983	13.5299	0
	03	2016	15.2086	10.3983	0
	03	2015	15.2251	15.2086	0
	03	2014	14.2240	15.2251	0
	03	2013	10.7211	14.2240	2,821
	03	2012	9.7712	10.7211	3,080
	03	2011	10.2555	9.7712	0
	03	2010	8.6252	10.2555	0

	04	2019	12.8616	16.5514	17,633
	04	2018	13.4956	12.8616	15,569
	04	2017	10.3876	13.4956	17,944
	04	2016	15.0040	10.3876	32,475
	04	2015	15.0434	15.0040	22,918
	04	2014	14.0758	15.0434	26,202
	04	2013	10.6257	14.0758	28,364
	04	2012	9.6991	10.6257	27,678
	04	2011	10.1955	9.6991	33,717
	04	2010	8.5879	10.1955	24,825

	05	2019	12.8438	16.5199	0
	05	2018	13.4841	12.8438	0
	05	2017	10.3841	13.4841	0
	05	2016	14.9370	10.3841	0
	05	2015	14.9837	14.9370	0
	05	2014	14.0271	14.9837	0
	05	2013	10.5943	14.0271	0
	05	2012	9.6754	10.5943	0
	05	2011	10.1757	9.6754	0
	05	2010	8.5756	10.1757	2,083

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	12.7923	16.4291	0
	06	2018	13.4501	12.7923	0
	06	2017	10.3734	13.4501	0
	06	2016	14.7357	10.3734	0
	06	2015	14.8045	14.7357	0
	06	2014	13.8807	14.8045	0
	06	2013	10.4998	13.8807	0
	06	2012	9.6039	10.4998	0
	06	2011	10.1160	9.6039	1,350
	06	2010	8.5384	10.1160	0

	07	2019	12.7749	16.3986	0
	07	2018	13.4387	12.7749	0
	07	2017	10.3699	13.4387	0
	07	2016	14.6693	10.3699	0
	07	2015	14.7454	14.6693	0
	07	2014	13.8323	14.7454	0
	07	2013	10.4685	13.8323	0
	07	2012	9.5802	10.4685	0
	07	2011	10.0963	9.5802	0
	07	2010	8.5260	10.0963	0

	08	2019	12.7055	16.2764	0
	08	2018	13.3930	12.7055	0
	08	2017	10.3556	13.3930	0
	08	2016	14.4060	10.3556	0
	08	2015	14.5104	14.4060	0
	08	2014	13.6398	14.5104	0
	08	2013	10.3441	13.6398	0
	08	2012	9.4859	10.3441	0
	08	2011	10.0173	9.4859	0
	08	2010	8.4767	10.0173	0

Columbia Variable Portfolio - Small Cap Value Fund, Class 2	01	2019	18.7994	22.3586	0
	01	2018	23.3719	18.7994	0
	01	2017	20.8577	23.3719	0
	01	2016	15.9847	20.8577	0
	01	2015	17.3578	15.9847	0
	01	2014	17.1352	17.3578	0
	01	2013	13.0046	17.1352	0
	01	2012	11.8923	13.0046	0
	01	2011	12.8878	11.8923	0
	01	2010	10.3669	12.8878	0

	02	2019	18.2797	21.6970	0
	02	2018	22.7717	18.2797	0
	02	2017	20.3628	22.7717	0
	02	2016	15.6372	20.3628	0
	02	2015	17.0151	15.6372	0
	02	2014	16.8312	17.0151	0
	02	2013	12.7999	16.8312	0
	02	2012	11.7291	12.7999	0
	02	2011	12.7368	11.7291	0
	02	2010	10.2663	12.7368	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	18.1516	21.5341	0
	03	2018	22.6236	18.1516	0
	03	2017	20.2406	22.6236	0
	03	2016	15.5513	20.2406	0
	03	2015	16.9303	15.5513	0
	03	2014	16.7559	16.9303	0
	03	2013	12.7491	16.7559	0
	03	2012	11.6886	12.7491	0
	03	2011	12.6992	11.6886	0
	03	2010	10.2413	12.6992	0

	04	2019	17.7726	21.0528	0
	04	2018	22.1849	17.7726	0
	04	2017	19.8781	22.1849	0
	04	2016	15.2962	19.8781	0
	04	2015	16.6781	15.2962	0
	04	2014	16.5316	16.6781	0
	04	2013	12.5978	16.5316	0
	04	2012	11.5676	12.5978	0
	04	2011	12.5871	11.5676	0
	04	2010	10.1664	12.5871	0

	05	2019	17.6482	20.8945	0
	05	2018	22.0412	17.6482	0
	05	2017	19.7595	22.0412	0
	05	2016	15.2127	19.7595	0
	05	2015	16.5955	15.2127	0
	05	2014	16.4581	16.5955	0
	05	2013	12.5481	16.4581	0
	05	2012	11.5279	12.5481	0
	05	2011	12.5502	11.5279	0
	05	2010	10.1418	12.5502	0

	06	2019	17.2795	20.4276	0
	06	2018	21.6131	17.2795	0
	06	2017	19.4048	21.6131	0
	06	2016	14.9626	19.4048	0
	06	2015	16.3477	14.9626	0
	06	2014	16.2373	16.3477	0
	06	2013	12.3988	16.2373	0
	06	2012	11.4083	12.3988	0
	06	2011	12.4391	11.4083	0
	06	2010	10.0674	12.4391	0

	07	2019	17.1584	20.2741	0
	07	2018	21.4725	17.1584	0
	07	2017	19.2882	21.4725	0
	07	2016	14.8803	19.2882	0
	07	2015	16.2661	14.8803	0
	07	2014	16.1645	16.2661	0
	07	2013	12.3495	16.1645	0
	07	2012	11.3689	12.3495	0
	07	2011	12.4024	11.3689	0
	07	2010	10.0428	12.4024	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	16.6803	19.6692	0
	08	2018	20.9169	16.6803	0
	08	2017	18.8274	20.9169	0
	08	2016	14.5546	18.8274	0
	08	2015	15.9428	14.5546	0
	08	2014	15.8758	15.9428	0
	08	2013	12.1538	15.8758	0
	08	2012	11.2117	12.1538	0
	08	2011	12.2561	11.2117	0
	08	2010	9.9447	12.2561	0

Columbia Variable Portfolio - Large Cap Growth Fund, Class 1	01	2019	12.4232	16.5971	0
	01	2018	13.1569	12.4232	0
	01	2017	10.4446	13.1569	0
	01	2016	17.6707	10.4446	0
	01	2015	17.7034	17.6707	0
	01	2014	16.5132	17.7034	0
	01	2013	11.7941	16.5132	0
	01	2012	10.7728	11.7941	0
	01	2011	12.4433	10.7728	0
	01	2010	10.7811	12.4433	0

	02	2019	12.3565	16.4749	0
	02	2018	13.1127	12.3565	0
	02	2017	10.4303	13.1127	0
	02	2016	17.2867	10.4303	24,221
	02	2015	17.3540	17.2867	0
	02	2014	16.2203	17.3540	0
	02	2013	11.6084	16.2203	0
	02	2012	10.6250	11.6084	0
	02	2011	12.2975	10.6250	0
	02	2010	10.6765	12.2975	0

	03	2019	12.3398	16.4444	0
	03	2018	13.1016	12.3398	0
	03	2017	10.4268	13.1016	0
	03	2016	17.1916	10.4268	0
	03	2015	17.2674	17.1916	0
	03	2014	16.1476	17.2674	0
	03	2013	11.5623	16.1476	0
	03	2012	10.5882	11.5623	0
	03	2011	12.2612	10.5882	0
	03	2010	10.6504	12.2612	0

	04	2019	12.2899	16.3532	0
	04	2018	13.0684	12.2899	0
	04	2017	10.4161	13.0684	0
	04	2016	16.9096	10.4161	0
	04	2015	17.0101	16.9096	0
	04	2014	15.9315	17.0101	0
	04	2013	11.4250	15.9315	0
	04	2012	10.4786	11.4250	0
	04	2011	12.1530	10.4786	0
	04	2010	10.5725	12.1530	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	12.2729	16.3221	0
	05	2018	13.0572	12.2729	0
	05	2017	10.4125	13.0572	0
	05	2016	16.8173	10.4125	0
	05	2015	16.9259	16.8173	0
	05	2014	15.8606	16.9259	0
	05	2013	11.3800	15.8606	0
	05	2012	10.4426	11.3800	0
	05	2011	12.1173	10.4426	0
	05	2010	10.5469	12.1173	0

	06	2019	12.2236	16.2323	0
	06	2018	13.0242	12.2236	0
	06	2017	10.4018	13.0242	0
	06	2016	16.5408	10.4018	0
	06	2015	16.6732	16.5408	0
	06	2014	15.6479	16.6732	0
	06	2013	11.2446	15.6479	0
	06	2012	10.3343	11.2446	0
	06	2011	12.0101	10.3343	0
	06	2010	10.4696	12.0101	0

	07	2019	12.2071	16.2022	0
	07	2018	13.0132	12.2071	0
	07	2017	10.3982	13.0132	0
	07	2016	16.4498	10.3982	0
	07	2015	16.5900	16.4498	0
	07	2014	15.5777	16.5900	0
	07	2013	11.1999	15.5777	0
	07	2012	10.2986	11.1999	0
	07	2011	11.9746	10.2986	0
	07	2010	10.4440	11.9746	0

	08	2019	12.1407	16.0814	0
	08	2018	12.9690	12.1407	0
	08	2017	10.3839	12.9690	0
	08	2016	16.0898	10.3839	0
	08	2015	16.2602	16.0898	0
	08	2014	15.2994	16.2602	0
	08	2013	11.0224	15.2994	0
	08	2012	10.1562	11.0224	0
	08	2011	11.8333	10.1562	0
	08	2010	10.3419	11.8333	0
Columbia Variable Portfolio - Large Cap Growth Fund, Class 2	01	2019	12.3504	16.4552	266,781
	01	2018	13.1069	12.3504	344,174
	01	2017	10.4290	13.1069	451,225
	01	2016	13.5096	10.4290	631,747
	01	2015	13.5723	13.5096	597,975
	01	2014	12.6876	13.5723	802,035
	01	2013	9.0894	12.6876	1,034,715
	01	2012	8.3218	9.0894	1,369,363
	01	2011	9.6323	8.3218	1,509,418
	01	2010	8.3662	9.6323	1,642,968

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	12.2841	16.3340	191,286
	02	2018	13.0628	12.2841	299,574
	02	2017	10.4148	13.0628	347,067
	02	2016	13.2687	10.4148	418,171
	02	2015	13.3575	13.2687	390,923
	02	2014	12.5123	13.3575	522,693
	02	2013	8.9820	12.5123	645,109
	02	2012	8.2404	8.9820	833,772
	02	2011	9.5575	8.2404	895,989
	02	2010	8.3181	9.5575	1,056,830

	03	2019	12.2675	16.3038	5,970
	03	2018	13.0517	12.2675	9,120
	03	2017	10.4112	13.0517	10,441
	03	2016	13.2089	10.4112	14,068
	03	2015	13.3042	13.2089	11,308
	03	2014	12.4687	13.3042	12,147
	03	2013	8.9553	12.4687	13,408
	03	2012	8.2201	8.9553	14,202
	03	2011	9.5388	8.2201	33,741
	03	2010	8.3061	9.5388	34,925

	04	2019	12.2179	16.2133	61,937
	04	2018	13.0187	12.2179	69,608
	04	2017	10.4005	13.0187	71,679
	04	2016	13.0313	10.4005	80,979
	04	2015	13.1453	13.0313	69,692
	04	2014	12.3387	13.1453	93,780
	04	2013	8.8755	12.3387	115,004
	04	2012	8.1594	8.8755	151,357
	04	2011	9.4829	8.1594	156,361
	04	2010	8.2701	9.4829	184,653

	05	2019	12.2010	16.1825	0
	05	2018	13.0075	12.2010	0
	05	2017	10.3969	13.0075	0
	05	2016	12.9730	10.3969	0
	05	2015	13.0932	12.9730	0
	05	2014	12.2960	13.0932	0
	05	2013	8.8493	12.2960	0
	05	2012	8.1395	8.8493	0
	05	2011	9.4645	8.1395	0
	05	2010	8.2582	9.4645	0

	06	2019	12.1519	16.0935	0
	06	2018	12.9747	12.1519	0
	06	2017	10.3862	12.9747	0
	06	2016	12.7981	10.3862	80
	06	2015	12.9365	12.7981	156
	06	2014	12.1676	12.9365	263
	06	2013	8.7703	12.1676	381
	06	2012	8.0793	8.7703	580
	06	2011	9.4090	8.0793	706
	06	2010	8.2224	9.4090	5,534

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	12.1355	16.0636	0
	07	2018	12.9637	12.1355	0
	07	2017	10.3827	12.9637	0
	07	2016	12.7405	10.3827	0
	07	2015	12.8849	12.7405	0
	07	2014	12.1252	12.8849	0
	07	2013	8.7442	12.1252	51
	07	2012	8.0594	8.7442	2,294
	07	2011	9.3906	8.0594	9,908
	07	2010	8.2105	9.3906	9,729

	08	2019	12.0696	15.9439	0
	08	2018	12.9196	12.0696	0
	08	2017	10.3684	12.9196	0
	08	2016	12.5117	10.3684	0
	08	2015	12.6795	12.5117	0
	08	2014	11.9564	12.6795	0
	08	2013	8.6402	11.9564	0
	08	2012	7.9800	8.6402	0
	08	2011	9.3171	7.9800	0
	08	2010	8.1629	9.3171	0

Columbia Variable Portfolio - Overseas Core Fund, Class 2	01	2019	9.9105	12.1925	18,069
	01	2018	12.1203	9.9105	23,538
	01	2017	9.6939	12.1203	27,605
	01	2016	13.4953	9.6939	48,394
	01	2015	13.7330	13.4953	40,835
	01	2014	14.7203	13.7330	44,881
	01	2013	12.4380	14.7203	45,535
	01	2012	10.7584	12.4380	50,591
	01	2011	13.0576	10.7584	67,781
	01	2010	11.6795	13.0576	70,613

	02	2019	9.8572	12.1027	21,450
	02	2018	12.0795	9.8572	29,669
	02	2017	9.6806	12.0795	29,857
	02	2016	13.2019	9.6806	42,378
	02	2015	13.4619	13.2019	32,507
	02	2014	14.4592	13.4619	38,992
	02	2013	12.2422	14.4592	37,416
	02	2012	10.6108	12.2422	42,257
	02	2011	12.9047	10.6108	57,897
	02	2010	11.5662	12.9047	65,702

	03	2019	9.8439	12.0803	2,185
	03	2018	12.0692	9.8439	2,341
	03	2017	9.6773	12.0692	2,140
	03	2016	13.1294	9.6773	2,299
	03	2015	13.3948	13.1294	1,680
	03	2014	14.3944	13.3948	1,701
	03	2013	12.1936	14.3944	1,664
	03	2012	10.5741	12.1936	1,798
	03	2011	12.8666	10.5741	1,918
	03	2010	11.5380	12.8666	6,797

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	9.8040	12.0133	19,592
	04	2018	12.0386	9.8040	20,534
	04	2017	9.6674	12.0386	21,355
	04	2016	12.9140	9.6674	23,918
	04	2015	13.1952	12.9140	18,756
	04	2014	14.2018	13.1952	19,852
	04	2013	12.0489	14.2018	15,998
	04	2012	10.4647	12.0489	18,397
	04	2011	12.7530	10.4647	19,970
	04	2010	11.4536	12.7530	67,539

	05	2019	9.7905	11.9904	0
	05	2018	12.0283	9.7905	0
	05	2017	9.6641	12.0283	0
	05	2016	12.8435	9.6641	0
	05	2015	13.1299	12.8435	0
	05	2014	14.1386	13.1299	0
	05	2013	12.0014	14.1386	0
	05	2012	10.4288	12.0014	0
	05	2011	12.7157	10.4288	0
	05	2010	11.4258	12.7157	0

	06	2019	9.7511	11.9245	0
	06	2018	11.9980	9.7511	0
	06	2017	9.6541	11.9980	0
	06	2016	12.6323	9.6541	0
	06	2015	12.9338	12.6323	0
	06	2014	13.9489	12.9338	0
	06	2013	11.8586	13.9489	0
	06	2012	10.3206	11.8586	0
	06	2011	12.6031	10.3206	0
	06	2010	11.3421	12.6031	0

	07	2019	9.7379	11.9023	0
	07	2018	11.9878	9.7379	0
	07	2017	9.6508	11.9878	0
	07	2016	12.5628	9.6508	0
	07	2015	12.8693	12.5628	0
	07	2014	13.8864	12.8693	0
	07	2013	11.8115	13.8864	0
	07	2012	10.2849	11.8115	0
	07	2011	12.5659	10.2849	0
	07	2010	11.3144	12.5659	0

	08	2019	9.6850	11.8136	0
	08	2018	11.9470	9.6850	0
	08	2017	9.6375	11.9470	0
	08	2016	12.2879	9.6375	0
	08	2015	12.6135	12.2879	0
	08	2014	13.6384	12.6135	0
	08	2013	11.6243	13.6384	0
	08	2012	10.1428	11.6243	0
	08	2011	12.4177	10.1428	0
	08	2010	11.2039	12.4177	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Fidelity Balanced Portfolio, Service Class 2	01	2019	16.4518	20.0730	267,498
	01	2018	17.5150	16.4518	366,951
	01	2017	15.3464	17.5150	413,282
	01	2016	14.5906	15.3464	473,838
	01	2015	14.7896	14.5906	563,991
	01	2014	13.6753	14.7896	559,231
	01	2013	11.6628	13.6753	588,573
	01	2012	10.3339	11.6628	640,532
	01	2011	10.9305	10.3339	579,007
	01	2010	9.4427	10.9305	551,999

	02	2019	16.0609	19.5569	130,278
	02	2018	17.1334	16.0609	175,958
	02	2017	15.0394	17.1334	198,710
	02	2016	14.3305	15.0394	249,406
	02	2015	14.5556	14.3305	280,768
	02	2014	13.4863	14.5556	294,745
	02	2013	11.5250	13.4863	264,991
	02	2012	10.2328	11.5250	276,641
	02	2011	10.8455	10.2328	329,153
	02	2010	9.3884	10.8455	240,870

	03	2019	15.9643	19.4295	5,141
	03	2018	17.0390	15.9643	5,766
	03	2017	14.9640	17.0390	5,797
	03	2016	14.2660	14.9640	5,832
	03	2015	14.4975	14.2660	5,872
	03	2014	13.4393	14.4975	6,209
	03	2013	11.4908	13.4393	6,248
	03	2012	10.2076	11.4908	6,289
	03	2011	10.8244	10.2076	6,867
	03	2010	9.3748	10.8244	8,941

	04	2019	15.6780	19.0523	36,625
	04	2018	16.7588	15.6780	42,426
	04	2017	14.7402	16.7588	47,047
	04	2016	14.0742	14.7402	46,336
	04	2015	14.3244	14.0742	49,852
	04	2014	13.2993	14.3244	85,334
	04	2013	11.3885	13.2993	121,116
	04	2012	10.1324	11.3885	142,120
	04	2011	10.7610	10.1324	133,926
	04	2010	9.3343	10.7610	145,013

	05	2019	15.5838	18.9279	0
	05	2018	16.6668	15.5838	0
	05	2017	14.6669	16.6668	0
	05	2016	14.0113	14.6669	0
	05	2015	14.2677	14.0113	0
	05	2014	13.2533	14.2677	0
	05	2013	11.3549	13.2533	0
	05	2012	10.1076	11.3549	0
	05	2011	10.7401	10.1076	0
	05	2010	9.3209	10.7401	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	15.3042	18.5607	0
	06	2018	16.3923	15.3042	0
	06	2017	14.4470	16.3923	0
	06	2016	13.8224	14.4470	0
	06	2015	14.0970	13.8224	0
	06	2014	13.1149	14.0970	0
	06	2013	11.2535	13.1149	103
	06	2012	10.0329	11.2535	0
	06	2011	10.6771	10.0329	0
	06	2010	9.2804	10.6771	0

	07	2019	15.2122	18.4398	0
	07	2018	16.3020	15.2122	0
	07	2017	14.3746	16.3020	0
	07	2016	13.7602	14.3746	0
	07	2015	14.0407	13.7602	0
	07	2014	13.0692	14.0407	0
	07	2013	11.2201	13.0692	0
	07	2012	10.0082	11.2201	0
	07	2011	10.6563	10.0082	0
	07	2010	9.2670	10.6563	0

	08	2019	14.8478	17.9616	0
	08	2018	15.9441	14.8478	0
	08	2017	14.0876	15.9441	0
	08	2016	13.5131	14.0876	0
	08	2015	13.8169	13.5131	0
	08	2014	12.8873	13.8169	0
	08	2013	11.0867	12.8873	0
	08	2012	9.9096	11.0867	0
	08	2011	10.5729	9.9096	0
	08	2010	9.2134	10.5729	0

Fidelity Contrafund Portfolio, Service Class 2	01	2019	18.0071	23.2380	468,221
	01	2018	19.6224	18.0071	618,575
	01	2017	16.4162	19.6224	762,588
	01	2016	15.5017	16.4162	1,028,674
	01	2015	15.7045	15.5017	1,257,832
	01	2014	14.3085	15.7045	1,447,475
	01	2013	11.1153	14.3085	1,629,361
	01	2012	9.7369	11.1153	1,937,201
	01	2011	10.1886	9.7369	2,116,461
	01	2010	8.8642	10.1886	2,313,159

	02	2019	17.6156	22.6874	281,306
	02	2018	19.2346	17.6156	345,328
	02	2017	16.1241	19.2346	424,303
	02	2016	15.2569	16.1241	524,758
	02	2015	15.4880	15.2569	591,599
	02	2014	14.1400	15.4880	643,946
	02	2013	11.0068	14.1400	816,929
	02	2012	9.6616	11.0068	898,935
	02	2011	10.1303	9.6616	1,023,632
	02	2010	8.8315	10.1303	1,084,048

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	17.5188	22.5513	3,823
	03	2018	19.1385	17.5188	4,154
	03	2017	16.0516	19.1385	28,148
	03	2016	15.1961	16.0516	29,759
	03	2015	15.4342	15.1961	32,940
	03	2014	14.0980	15.4342	24,481
	03	2013	10.9797	14.0980	26,639
	03	2012	9.6428	10.9797	29,162
	03	2011	10.1158	9.6428	33,415
	03	2010	8.8233	10.1158	32,369

	04	2019	17.2315	22.1480	75,312
	04	2018	18.8532	17.2315	96,836
	04	2017	15.8362	18.8532	113,742
	04	2016	15.0152	15.8362	152,599
	04	2015	15.2738	15.0152	197,080
	04	2014	13.9730	15.2738	231,377
	04	2013	10.8990	13.9730	261,250
	04	2012	9.5866	10.8990	262,719
	04	2011	10.0723	9.5866	296,057
	04	2010	8.7988	10.0723	224,740

	05	2019	17.1367	22.0147	2,083
	05	2018	18.7594	17.1367	2,216
	05	2017	15.7655	18.7594	2,357
	05	2016	14.9557	15.7655	2,404
	05	2015	15.2211	14.9557	2,404
	05	2014	13.9318	15.2211	2,404
	05	2013	10.8724	13.9318	2,405
	05	2012	9.5681	10.8724	2,405
	05	2011	10.0579	9.5681	2,405
	05	2010	8.7907	10.0579	2,406

	06	2019	16.8555	21.6213	0
	06	2018	18.4793	16.8555	0
	06	2017	15.5533	18.4793	0
	06	2016	14.7772	15.5533	0
	06	2015	15.0625	14.7772	0
	06	2014	13.8078	15.0625	0
	06	2013	10.7922	13.8078	0
	06	2012	9.5122	10.7922	637
	06	2011	10.0145	9.5122	655
	06	2010	8.7662	10.0145	2,133

	07	2019	16.7628	21.4915	427
	07	2018	18.3870	16.7628	517
	07	2017	15.4835	18.3870	555
	07	2016	14.7183	15.4835	642
	07	2015	15.0101	14.7183	717
	07	2014	13.7669	15.0101	779
	07	2013	10.7657	13.7669	914
	07	2012	9.4937	10.7657	1,138
	07	2011	10.0002	9.4937	1,283
	07	2010	8.7581	10.0002	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	16.3955	20.9780	0
	08	2018	18.0209	16.3955	0
	08	2017	15.2060	18.0209	0
	08	2016	14.4843	15.2060	0
	08	2015	14.8018	14.4843	0
	08	2014	13.6036	14.8018	0
	08	2013	10.6599	13.6036	0
	08	2012	9.4198	10.6599	0
	08	2011	9.9426	9.4198	0
	08	2010	8.7256	9.9426	0

Fidelity Freedom 2010 Portfolio, Service Class 2	01	2019	15.1616	17.2520	4,296
	01	2018	16.1112	15.1616	13,078
	01	2017	14.5292	16.1112	13,420
	01	2016	14.0458	14.5292	15,160
	01	2015	14.3649	14.0458	10,282
	01	2014	14.0227	14.3649	17,494
	01	2013	12.6022	14.0227	44,044
	01	2012	11.4902	12.6022	51,936
	01	2011	11.7387	11.4902	62,984
	01	2010	10.6104	11.7387	64,377

	02	2019	14.7610	16.7626	2,900
	02	2018	15.7172	14.7610	4,718
	02	2017	14.2023	15.7172	4,739
	02	2016	13.7578	14.2023	7,281
	02	2015	14.0990	13.7578	9,249
	02	2014	13.7913	14.0990	15,596
	02	2013	12.4194	13.7913	55,964
	02	2012	11.3468	12.4194	33,663
	02	2011	11.6157	11.3468	38,858
	02	2010	10.5207	11.6157	40,776

	03	2019	14.6622	16.6420	0
	03	2018	15.6199	14.6622	0
	03	2017	14.1215	15.6199	0
	03	2016	13.6865	14.1215	0
	03	2015	14.0331	13.6865	0
	03	2014	13.7338	14.0331	0
	03	2013	12.3740	13.7338	0
	03	2012	11.3111	12.3740	0
	03	2011	11.5851	11.3111	0
	03	2010	10.4982	11.5851	0

	04	2019	14.3697	16.2854	8,553
	04	2018	15.3314	14.3697	9,839
	04	2017	13.8816	15.3314	10,530
	04	2016	13.4747	13.8816	13,113
	04	2015	13.8371	13.4747	14,402
	04	2014	13.5628	13.8371	15,426
	04	2013	12.2386	13.5628	17,649
	04	2012	11.2047	12.2386	19,299
	04	2011	11.4936	11.2047	24,130
	04	2010	10.4313	11.4936	13,963

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	14.2736	16.1680	0
	05	2018	15.2369	14.2736	0
	05	2017	13.8032	15.2369	0
	05	2016	13.4053	13.8032	0
	05	2015	13.7728	13.4053	0
	05	2014	13.5067	13.7728	0
	05	2013	12.1942	13.5067	0
	05	2012	11.1697	12.1942	0
	05	2011	11.4635	11.1697	0
	05	2010	10.4093	11.4635	0

	06	2019	13.9886	15.8217	0
	06	2018	14.9551	13.9886	0
	06	2017	13.5682	14.9551	0
	06	2016	13.1974	13.5682	0
	06	2015	13.5801	13.1974	0
	06	2014	13.3381	13.5801	0
	06	2013	12.0605	13.3381	0
	06	2012	11.0643	12.0605	0
	06	2011	11.3728	11.0643	0
	06	2010	10.3428	11.3728	0

	07	2019	13.8949	15.7078	0
	07	2018	14.8625	13.8949	0
	07	2017	13.4910	14.8625	0
	07	2016	13.1290	13.4910	0
	07	2015	13.5166	13.1290	0
	07	2014	13.2825	13.5166	0
	07	2013	12.0164	13.2825	0
	07	2012	11.0295	12.0164	0
	07	2011	11.3428	11.0295	0
	07	2010	10.3208	11.3428	0

	08	2019	13.5249	15.2584	0
	08	2018	14.4963	13.5249	0
	08	2017	13.1853	14.4963	0
	08	2016	12.8578	13.1853	0
	08	2015	13.2646	12.8578	0
	08	2014	13.0617	13.2646	0
	08	2013	11.8408	13.0617	0
	08	2012	10.8908	11.8408	0
	08	2011	11.2231	10.8908	0
	08	2010	10.2328	11.2231	0

Fidelity Freedom 2015 Portfolio, Service Class 2	01	2019	15.6118	18.1055	34,722
	01	2018	16.7682	15.6118	38,106
	01	2017	14.8578	16.7682	62,362
	01	2016	14.3163	14.8578	89,303
	01	2015	14.6380	14.3163	124,997
	01	2014	14.2560	14.6380	154,087
	01	2013	12.7098	14.2560	189,417
	01	2012	11.5552	12.7098	209,182
	01	2011	11.8156	11.5552	225,301
	01	2010	10.6571	11.8156	223,049

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	15.1993	17.5919	23,577
	02	2018	16.3581	15.1993	15,467
	02	2017	14.5236	16.3581	16,683
	02	2016	14.0227	14.5236	17,784
	02	2015	14.3671	14.0227	18,428
	02	2014	14.0207	14.3671	28,009
	02	2013	12.5255	14.0207	39,555
	02	2012	11.4110	12.5255	116,221
	02	2011	11.6919	11.4110	115,811
	02	2010	10.5670	11.6919	134,718

	03	2019	15.0975	17.4652	0
	03	2018	16.2568	15.0975	0
	03	2017	14.4408	16.2568	4,526
	03	2016	13.9500	14.4408	4,376
	03	2015	14.2998	13.9500	4,401
	03	2014	13.9622	14.2998	4,426
	03	2013	12.4797	13.9622	4,452
	03	2012	11.3751	12.4797	4,478
	03	2011	11.6610	11.3751	4,505
	03	2010	10.5445	11.6610	4,532

	04	2019	14.7962	17.0910	6,535
	04	2018	15.9566	14.7962	6,954
	04	2017	14.1956	15.9566	8,988
	04	2016	13.7341	14.1956	17,083
	04	2015	14.1001	13.7341	20,052
	04	2014	13.7884	14.1001	26,322
	04	2013	12.3432	13.7884	26,961
	04	2012	11.2680	12.3432	28,653
	04	2011	11.5689	11.2680	38,417
	04	2010	10.4772	11.5689	44,274

	05	2019	14.6973	16.9678	0
	05	2018	15.8582	14.6973	0
	05	2017	14.1153	15.8582	0
	05	2016	13.6634	14.1153	0
	05	2015	14.0347	13.6634	0
	05	2014	13.7313	14.0347	0
	05	2013	12.2983	13.7313	0
	05	2012	11.2328	12.2983	0
	05	2011	11.5386	11.2328	0
	05	2010	10.4551	11.5386	0

	06	2019	14.4039	16.6043	0
	06	2018	15.5649	14.4039	0
	06	2017	13.8751	15.5649	0
	06	2016	13.4515	13.8751	0
	06	2015	13.8382	13.4515	0
	06	2014	13.5599	13.8382	0
	06	2013	12.1635	13.5599	0
	06	2012	11.1268	12.1635	0
	06	2011	11.4473	11.1268	0
	06	2010	10.3883	11.4473	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	14.3074	16.4848	0
	07	2018	15.4685	14.3074	0
	07	2017	13.7961	15.4685	0
	07	2016	13.3817	13.7961	0
	07	2015	13.7735	13.3817	0
	07	2014	13.5034	13.7735	0
	07	2013	12.1190	13.5034	0
	07	2012	11.0918	12.1190	0
	07	2011	11.4171	11.0918	0
	07	2010	10.3662	11.4171	0

	08	2019	13.9263	16.0131	0
	08	2018	15.0873	13.9263	0
	08	2017	13.4834	15.0873	0
	08	2016	13.1053	13.4834	0
	08	2015	13.5167	13.1053	0
	08	2014	13.2789	13.5167	0
	08	2013	11.9420	13.2789	0
	08	2012	10.9523	11.9420	0
	08	2011	11.2966	10.9523	0
	08	2010	10.2778	11.2966	0

Fidelity Freedom 2020 Portfolio, Service Class 2	01	2019	15.7226	18.5286	90,044
	01	2018	17.0305	15.7226	122,681
	01	2017	14.9006	17.0305	145,788
	01	2016	14.3269	14.9006	206,429
	01	2015	14.6418	14.3269	320,822
	01	2014	14.2406	14.6418	357,839
	01	2013	12.5280	14.2406	366,103
	01	2012	11.2724	12.5280	372,589
	01	2011	11.6111	11.2724	398,393
	01	2010	10.3314	11.6111	449,539

	02	2019	15.3071	18.0028	37,569
	02	2018	16.6139	15.3071	39,001
	02	2017	14.5653	16.6139	43,864
	02	2016	14.0331	14.5653	68,356
	02	2015	14.3708	14.0331	77,872
	02	2014	14.0055	14.3708	84,782
	02	2013	12.3463	14.0055	133,934
	02	2012	11.1316	12.3463	144,232
	02	2011	11.4894	11.1316	179,041
	02	2010	10.2439	11.4894	196,439

	03	2019	15.2047	17.8733	0
	03	2018	16.5110	15.2047	322
	03	2017	14.4824	16.5110	326
	03	2016	13.9603	14.4824	334
	03	2015	14.3036	13.9603	3,489
	03	2014	13.9472	14.3036	332
	03	2013	12.3012	13.9472	330
	03	2012	11.0966	12.3012	324
	03	2011	11.4591	11.0966	14,243
	03	2010	10.2222	11.4591	14,213

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	14.9013	17.4903	4,468
	04	2018	16.2061	14.9013	13,120
	04	2017	14.2364	16.2061	10,725
	04	2016	13.7443	14.2364	16,924
	04	2015	14.1038	13.7443	27,194
	04	2014	13.7735	14.1038	18,573
	04	2013	12.1666	13.7735	19,222
	04	2012	10.9922	12.1666	47,374
	04	2011	11.3687	10.9922	55,922
	04	2010	10.1570	11.3687	59,692

	05	2019	14.8016	16.9678	0
	05	2018	16.1061	14.8016	0
	05	2017	14.1559	16.1061	6,117
	05	2016	13.6735	14.1559	7,016
	05	2015	14.0383	13.6735	8,012
	05	2014	13.7165	14.0383	8,373
	05	2013	12.1224	13.7165	8,415
	05	2012	10.9578	12.1224	8,458
	05	2011	11.3388	10.9578	8,500
	05	2010	10.1355	11.3388	8,548

	06	2019	14.5061	16.6043	0
	06	2018	15.8083	14.5061	6,308
	06	2017	13.9150	15.8083	6,311
	06	2016	13.4614	13.9150	6,315
	06	2015	13.8418	13.4614	6,318
	06	2014	13.5453	13.8418	6,322
	06	2013	11.9895	13.5453	6,325
	06	2012	10.8545	11.9895	6,329
	06	2011	11.2491	10.8545	6,333
	06	2010	10.0707	11.2491	6,338

	07	2019	14.4090	16.4848	0
	07	2018	15.7104	14.4090	0
	07	2017	13.8357	15.7104	0
	07	2016	13.3916	13.8357	0
	07	2015	13.7771	13.3916	0
	07	2014	13.4888	13.7771	0
	07	2013	11.9456	13.4888	0
	07	2012	10.8203	11.9456	0
	07	2011	11.2194	10.8203	0
	07	2010	10.0493	11.2194	0
	07	2009	8.0056	10.0493	12,760

	08	2019	14.0252	16.0131	0
	08	2018	15.3232	14.0252	0
	08	2017	13.5222	15.3232	0
	08	2016	13.1150	13.5222	0
	08	2015	13.5203	13.1150	0
	08	2014	13.2645	13.5203	0
	08	2013	11.7711	13.2645	0
	08	2012	10.6842	11.7711	0
	08	2011	11.1011	10.6842	0
	08	2010	9.9637	11.1011	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Fidelity Mid Cap Portfolio, Service Class 2	01	2019	17.4626	21.1444	222,565
	01	2018	20.8449	17.4626	281,017
	01	2017	17.5910	20.8449	329,845
	01	2016	15.9888	17.5910	462,529
	01	2015	16.5345	15.9888	584,246
	01	2014	15.8636	16.5345	702,104
	01	2013	11.8774	15.8636	910,016
	01	2012	10.5478	11.8774	1,138,356
	01	2011	12.0362	10.5478	1,296,055
	01	2010	9.5232	12.0362	1,552,781

	02	2019	17.0478	20.6008	174,111
	02	2018	20.3908	17.0478	237,488
	02	2017	17.2423	20.3908	254,771
	02	2016	15.7038	17.2423	301,454
	02	2015	16.2730	15.7038	367,738
	02	2014	15.6445	16.2730	443,767
	02	2013	11.7372	15.6445	577,680
	02	2012	10.4447	11.7372	712,389
	02	2011	11.9427	10.4447	779,268
	02	2010	9.4685	11.9427	941,639

	03	2019	16.9452	20.4665	5,015
	03	2018	20.2784	16.9452	5,803
	03	2017	17.1558	20.2784	6,166
	03	2016	15.6331	17.1558	6,515
	03	2015	16.2079	15.6331	7,724
	03	2014	15.5900	16.2079	8,067
	03	2013	11.7023	15.5900	12,551
	03	2012	10.4189	11.7023	14,822
	03	2011	11.9193	10.4189	18,341
	03	2010	9.4548	11.9193	17,865

	04	2019	16.6413	20.0692	51,389
	04	2018	19.9450	16.6413	54,196
	04	2017	16.8992	19.9450	58,566
	04	2016	15.4228	16.8992	66,851
	04	2015	16.0145	15.4228	85,162
	04	2014	15.4276	16.0145	122,747
	04	2013	11.5981	15.4276	165,796
	04	2012	10.3421	11.5981	191,712
	04	2011	11.8496	10.3421	224,292
	04	2010	9.4139	11.8496	329,631

	05	2019	16.5412	19.9381	0
	05	2018	19.8355	16.5412	0
	05	2017	16.8151	19.8355	0
	05	2016	15.3539	16.8151	0
	05	2015	15.9510	15.3539	375
	05	2014	15.3742	15.9510	0
	05	2013	11.5638	15.3742	0
	05	2012	10.3168	11.5638	0
	05	2011	11.8266	10.3168	0
	05	2010	9.4003	11.8266	1,767

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	16.2445	19.5513	0
	06	2018	19.5089	16.2445	0
	06	2017	16.5630	19.5089	0
	06	2016	15.1469	16.5630	0
	06	2015	15.7602	15.1469	0
	06	2014	15.2136	15.7602	0
	06	2013	11.4607	15.2136	0
	06	2012	10.2406	11.4607	0
	06	2011	11.7572	10.2406	0
	06	2010	9.3596	11.7572	0

	07	2019	16.1467	19.4239	0
	07	2018	19.4013	16.1467	0
	07	2017	16.4800	19.4013	0
	07	2016	15.0787	16.4800	0
	07	2015	15.6973	15.0787	0
	07	2014	15.1606	15.6973	0
	07	2013	11.4266	15.1606	331
	07	2012	10.2153	11.4266	410
	07	2011	11.7343	10.2153	423
	07	2010	9.3460	11.7343	6,223

	08	2019	15.7600	18.9201	0
	08	2018	18.9754	15.7600	0
	08	2017	16.1510	18.9754	0
	08	2016	14.8080	16.1510	0
	08	2015	15.4471	14.8080	0
	08	2014	14.9497	15.4471	0
	08	2013	11.2907	14.9497	0
	08	2012	10.1147	11.2907	0
	08	2011	11.6425	10.1147	0
	08	2010	9.2920	11.6425	0

First Eagle Overseas Variable Fund	01	2019	13.5531	15.6387	1,022,077
	01	2018	15.4145	13.5531	1,279,561
	01	2017	13.6851	15.4145	1,507,198
	01	2016	13.2373	13.6851	1,922,209
	01	2015	13.2227	13.2373	2,372,712
	01	2014	13.6183	13.2227	2,807,239
	01	2013	12.2332	13.6183	3,138,290
	01	2012	10.8384	12.2332	3,421,590
	01	2011	11.7661	10.8384	3,882,774
	01	2010	10.0440	11.7661	4,141,915

	02	2019	13.2311	15.2366	493,850
	02	2018	15.0786	13.2311	599,164
	02	2017	13.4138	15.0786	712,955
	02	2016	13.0014	13.4138	1,393,397
	02	2015	13.0135	13.0014	1,517,842
	02	2014	13.4302	13.0135	1,673,640
	02	2013	12.0888	13.4302	1,824,829
	02	2012	10.7324	12.0888	1,898,902
	02	2011	11.6748	10.7324	2,066,175
	02	2010	9.9864	11.6748	2,164,896

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	13.1515	15.1374	8,928
	03	2018	14.9955	13.1515	10,590
	03	2017	13.3466	14.9955	37,595
	03	2016	12.9428	13.3466	42,934
	03	2015	12.9615	12.9428	42,667
	03	2014	13.3834	12.9615	51,746
	03	2013	12.0528	13.3834	62,590
	03	2012	10.7060	12.0528	74,733
	03	2011	11.6520	10.7060	80,086
	03	2010	9.9719	11.6520	72,805

	04	2019	12.9157	14.8436	143,105
	04	2018	14.7490	12.9157	170,397
	04	2017	13.1470	14.7490	183,818
	04	2016	12.7688	13.1470	248,518
	04	2015	12.8069	12.7688	282,450
	04	2014	13.2440	12.8069	318,588
	04	2013	11.9455	13.2440	332,808
	04	2012	10.6271	11.9455	358,196
	04	2011	11.5838	10.6271	433,164
	04	2010	9.9288	11.5838	483,961

	05	2019	12.8380	14.7466	0
	05	2018	14.6680	12.8380	0
	05	2017	13.0816	14.6680	0
	05	2016	12.7117	13.0816	0
	05	2015	12.7561	12.7117	1,527
	05	2014	13.1982	12.7561	1,716
	05	2013	11.9103	13.1982	1,669
	05	2012	10.6011	11.9103	1,847
	05	2011	11.5613	10.6011	1,934
	05	2010	9.9145	11.5613	0

	06	2019	12.6077	14.4605	0
	06	2018	14.4265	12.6077	0
	06	2017	12.8854	14.4265	0
	06	2016	12.5404	12.8854	0
	06	2015	12.6035	12.5404	0
	06	2014	13.0604	12.6035	0
	06	2013	11.8040	13.0604	2,311
	06	2012	10.5228	11.8040	3,913
	06	2011	11.4935	10.5228	4,606
	06	2010	9.8716	11.4935	4,742

	07	2019	12.5319	14.3662	636
	07	2018	14.3469	12.5319	699
	07	2017	12.8208	14.3469	721
	07	2016	12.4839	12.8208	789
	07	2015	12.5532	12.4839	845
	07	2014	13.0149	12.5532	932
	07	2013	11.7689	13.0149	967
	07	2012	10.4969	11.7689	1,049
	07	2011	11.4711	10.4969	1,146
	07	2010	9.8573	11.4711	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	12.2318	13.9938	0
	08	2018	14.0320	12.2318	0
	08	2017	12.5649	14.0320	15
	08	2016	12.2598	12.5649	17
	08	2015	12.3532	12.2598	19
	08	2014	12.8338	12.3532	21
	08	2013	11.6290	12.8338	22
	08	2012	10.3935	11.6290	31
	08	2011	11.3814	10.3935	0
	08	2010	9.8003	11.3814	0

Franklin Allocation VIP Fund, Class 2	01	2019	13.2116	15.5668	186,575
	01	2018	14.8761	13.2116	217,424
	01	2017	13.5134	14.8761	253,512
	01	2016	12.1461	13.5134	271,573
	01	2015	13.1748	12.1461	350,135
	01	2014	13.0314	13.1748	428,626
	01	2013	10.7107	13.0314	450,204
	01	2012	9.4482	10.7107	587,914
	01	2011	9.7617	9.4482	653,508
	01	2010	9.0069	9.7617	747,283

	02	2019	12.9244	15.1980	59,324
	02	2018	14.5822	12.9244	66,124
	02	2017	13.2730	14.5822	127,495
	02	2016	11.9544	13.2730	140,315
	02	2015	12.9932	11.9544	172,218
	02	2014	12.8781	12.9932	206,102
	02	2013	10.6062	12.8781	312,436
	02	2012	9.3751	10.6062	305,179
	02	2011	9.7060	9.3751	332,491
	02	2010	8.9737	9.7060	378,677

	03	2019	12.8534	15.1069	0
	03	2018	14.5094	12.8534	0
	03	2017	13.2134	14.5094	0
	03	2016	11.9067	13.2134	0
	03	2015	12.9480	11.9067	0
	03	2014	12.8399	12.9480	0
	03	2013	10.5801	12.8399	0
	03	2012	9.3569	10.5801	0
	03	2011	9.6921	9.3569	0
	03	2010	8.9654	9.6921	0

	04	2019	12.6426	14.8367	6,343
	04	2018	14.2930	12.6426	6,862
	04	2017	13.0360	14.2930	10,995
	04	2016	11.7649	13.0360	11,570
	04	2015	12.8135	11.7649	13,467
	04	2014	12.7259	12.8135	61,437
	04	2013	10.5023	12.7259	77,549
	04	2012	9.3024	10.5023	74,816
	04	2011	9.6504	9.3024	80,240
	04	2010	8.9405	9.6504	86,054

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	12.5730	14.7474	0
	05	2018	14.2219	12.5730	0
	05	2017	12.9778	14.2219	0
	05	2016	11.7184	12.9778	0
	05	2015	12.7693	11.7184	0
	05	2014	12.6885	12.7693	0
	05	2013	10.4767	12.6885	0
	05	2012	9.2845	10.4767	0
	05	2011	9.6367	9.2845	0
	05	2010	8.9323	9.6367	0

	06	2019	12.3668	14.4839	0
	06	2018	14.0096	12.3668	0
	06	2017	12.8032	14.0096	0
	06	2016	11.5785	12.8032	0
	06	2015	12.6362	11.5785	0
	06	2014	12.5756	12.6362	0
	06	2013	10.3995	12.5756	0
	06	2012	9.2303	10.3995	0
	06	2011	9.5951	9.2303	0
	06	2010	8.9075	9.5951	0

	07	2019	12.2987	14.3969	0
	07	2018	13.9396	12.2987	0
	07	2017	12.7457	13.9396	0
	07	2016	11.5323	12.7457	0
	07	2015	12.5923	11.5323	0
	07	2014	12.5383	12.5923	0
	07	2013	10.3739	12.5383	0
	07	2012	9.2123	10.3739	0
	07	2011	9.5813	9.2123	0
	07	2010	8.8992	9.5813	0

	08	2019	12.0292	14.0529	0
	08	2018	13.6620	12.0292	0
	08	2017	12.5173	13.6620	26
	08	2016	11.3489	12.5173	30
	08	2015	12.4175	11.3489	35
	08	2014	12.3896	12.4175	37
	08	2013	10.2719	12.3896	41
	08	2012	9.1406	10.2719	0
	08	2011	9.5262	9.1406	0
	08	2010	8.8662	9.5262	0

Franklin Income VIP Fund, Class 2	01	2019	13.8503	15.8020	308,344
	01	2018	14.7243	13.8503	350,948
	01	2017	13.6566	14.7243	477,689
	01	2016	12.1841	13.6566	630,110
	01	2015	13.3355	12.1841	819,191
	01	2014	12.9676	13.3355	921,935
	01	2013	11.5777	12.9676	1,044,628
	01	2012	10.4560	11.5777	1,129,005
	01	2011	10.3887	10.4560	1,232,639
	01	2010	9.3796	10.3887	1,282,679

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	13.5213	15.3957	77,714
	02	2018	14.4035	13.5213	79,964
	02	2017	13.3859	14.4035	91,486
	02	2016	11.9670	13.3859	120,470
	02	2015	13.1246	11.9670	163,130
	02	2014	12.7885	13.1246	214,582
	02	2013	11.4410	12.7885	232,294
	02	2012	10.3537	11.4410	265,931
	02	2011	10.3080	10.3537	346,428
	02	2010	9.3257	10.3080	341,100

	03	2019	13.4400	15.2954	2,047
	03	2018	14.3241	13.4400	4,201
	03	2017	13.3189	14.3241	4,209
	03	2016	11.9131	13.3189	4,264
	03	2015	13.0722	11.9131	4,718
	03	2014	12.7439	13.0722	19,742
	03	2013	11.4070	12.7439	26,665
	03	2012	10.3282	11.4070	26,983
	03	2011	10.2879	10.3282	27,641
	03	2010	9.3123	10.2879	28,202

	04	2019	13.1989	14.9985	48,966
	04	2018	14.0886	13.1989	53,267
	04	2017	13.1197	14.0886	61,802
	04	2016	11.7529	13.1197	82,827
	04	2015	12.9162	11.7529	101,001
	04	2014	12.6112	12.9162	132,267
	04	2013	11.3055	12.6112	172,704
	04	2012	10.2521	11.3055	170,423
	04	2011	10.2277	10.2521	173,862
	04	2010	9.2719	10.2277	160,393

	05	2019	13.1196	14.9006	0
	05	2018	14.0113	13.1196	0
	05	2017	13.0544	14.0113	0
	05	2016	11.7004	13.0544	0
	05	2015	12.8650	11.7004	0
	05	2014	12.5676	12.8650	0
	05	2013	11.2721	12.5676	0
	05	2012	10.2271	11.2721	0
	05	2011	10.2079	10.2271	0
	05	2010	9.2587	10.2079	0

	06	2019	12.8843	14.6115	0
	06	2018	13.7805	12.8843	0
	06	2017	12.8587	13.7805	0
	06	2016	11.5427	12.8587	0
	06	2015	12.7111	11.5427	0
	06	2014	12.4363	12.7111	0
	06	2013	11.1716	12.4363	0
	06	2012	10.1515	11.1716	0
	06	2011	10.1480	10.1515	0
	06	2010	9.2185	10.1480	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	12.8068	14.5163	0
	07	2018	13.7046	12.8068	0
	07	2017	12.7943	13.7046	0
	07	2016	11.4907	12.7943	0
	07	2015	12.6604	11.4907	0
	07	2014	12.3930	12.6604	0
	07	2013	11.1384	12.3930	0
	07	2012	10.1265	11.1384	0
	07	2011	10.1282	10.1265	0
	07	2010	9.2052	10.1282	0

	08	2019	12.5001	14.1400	0
	08	2018	13.4038	12.5001	0
	08	2017	12.5389	13.4038	0
	08	2016	11.2845	12.5389	0
	08	2015	12.4587	11.2845	0
	08	2014	12.2206	12.4587	0
	08	2013	11.0060	12.2206	0
	08	2012	10.0268	11.0060	0
	08	2011	10.0490	10.0268	0
	08	2010	9.1520	10.0490	0

Franklin Mutual Shares VIP Fund, Class 2	01	2019	21.6838	26.1278	386,686
	01	2018	24.2595	21.6838	481,554
	01	2017	22.7757	24.2595	598,382
	01	2016	19.9638	22.7757	727,971
	01	2015	21.3636	19.9638	916,305
	01	2014	20.2881	21.3636	997,080
	01	2013	16.0912	20.2881	1,154,755
	01	2012	14.3298	16.0912	1,393,404
	01	2011	14.7306	14.3298	1,569,838
	01	2010	13.4765	14.7306	1,781,553

	02	2019	20.9810	25.2303	232,375
	02	2018	23.5206	20.9810	273,699
	02	2017	22.1264	23.5206	335,941
	02	2016	19.4341	22.1264	388,157
	02	2015	20.8393	19.4341	477,718
	02	2014	19.8305	20.8393	498,745
	02	2013	15.7603	19.8305	594,288
	02	2012	14.0638	15.7603	692,383
	02	2011	14.4866	14.0638	792,850
	02	2010	13.2803	14.4866	861,954

	03	2019	20.8083	25.0100	5,499
	03	2018	23.3387	20.8083	5,747
	03	2017	21.9664	23.3387	19,891
	03	2016	19.3034	21.9664	21,338
	03	2015	20.7097	19.3034	23,143
	03	2014	19.7173	20.7097	34,762
	03	2013	15.6783	19.7173	36,466
	03	2012	13.9979	15.6783	42,691
	03	2011	14.4260	13.9979	57,003
	03	2010	13.2315	14.4260	57,439

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	20.2986	24.3607	39,294
	04	2018	22.8016	20.2986	48,331
	04	2017	21.4933	22.8016	51,268
	04	2016	18.9167	21.4933	60,817
	04	2015	20.3259	18.9167	85,286
	04	2014	19.3816	20.3259	104,951
	04	2013	15.4350	19.3816	145,278
	04	2012	13.8019	15.4350	169,484
	04	2011	14.2459	13.8019	199,804
	04	2010	13.0863	14.2459	204,766

	05	2019	20.1319	24.1480	0
	05	2018	22.6262	20.1319	0
	05	2017	21.3390	22.6262	0
	05	2016	18.7904	21.3390	0
	05	2015	20.2005	18.7904	0
	05	2014	19.2717	20.2005	0
	05	2013	15.3553	19.2717	0
	05	2012	13.7376	15.3553	0
	05	2011	14.1867	13.7376	0
	05	2010	13.0385	14.1867	0

	06	2019	19.6383	23.5209	0
	06	2018	22.1047	19.6383	0
	06	2017	20.8783	22.1047	0
	06	2016	18.4130	20.8783	0
	06	2015	19.8252	18.4130	0
	06	2014	18.9428	19.8252	0
	06	2013	15.1165	18.9428	1,602
	06	2012	13.5448	15.1165	7,542
	06	2011	14.0091	13.5448	7,742
	06	2010	12.8951	14.0091	10,119

	07	2019	18.5978	22.2635	0
	07	2018	20.9441	18.5978	0
	07	2017	19.7921	20.9441	0
	07	2016	17.4640	19.7921	0
	07	2015	18.8130	17.4640	0
	07	2014	17.9849	18.8130	0
	07	2013	14.3593	17.9849	0
	07	2012	12.8730	14.3593	1,047
	07	2011	13.3210	12.8730	1,063
	07	2010	12.2680	13.3210	1,033

	08	2019	18.0108	21.5171	0
	08	2018	20.3246	18.0108	0
	08	2017	19.2457	20.3246	10
	08	2016	17.0167	19.2457	11
	08	2015	18.3689	17.0167	14
	08	2014	17.5963	18.3689	14
	08	2013	14.0779	17.5963	16
	08	2012	12.6468	14.0779	25
	08	2011	13.1138	12.6468	0
	08	2010	12.1019	13.1138	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Franklin Small Cap Value VIP Fund, Class 2	01	2019	32.1342	39.9126	34,584
	01	2018	37.5235	32.1342	43,592
	01	2017	34.4949	37.5235	61,758
	01	2016	26.9543	34.4949	70,191
	01	2015	29.6076	26.9543	103,241
	01	2014	29.9486	29.6076	110,563
	01	2013	22.3625	29.9486	130,154
	01	2012	19.2174	22.3625	156,121
	01	2011	20.3129	19.2174	182,546
	01	2010	16.1156	20.3129	180,678

	02	2019	31.0926	38.5415	15,868
	02	2018	36.3805	31.0926	18,790
	02	2017	33.5114	36.3805	24,747
	02	2016	26.2391	33.5114	32,003
	02	2015	28.8808	26.2391	44,479
	02	2014	29.2731	28.8808	53,607
	02	2013	21.9025	29.2731	83,997
	02	2012	18.8607	21.9025	110,493
	02	2011	19.9765	18.8607	130,545
	02	2010	15.8810	19.9765	145,194

	03	2019	30.8366	38.2050	506
	03	2018	36.0993	30.8366	588
	03	2017	33.2690	36.0993	539
	03	2016	26.0627	33.2690	841
	03	2015	28.7013	26.0627	1,042
	03	2014	29.1060	28.7013	1,003
	03	2013	21.7887	29.1060	3,395
	03	2012	18.7723	21.7887	3,297
	03	2011	19.8930	18.7723	3,961
	03	2010	15.8227	19.8930	3,960

	04	2019	30.0812	37.2129	15,928
	04	2018	35.2684	30.0812	18,649
	04	2017	32.5524	35.2684	20,951
	04	2016	25.5404	32.5524	27,789
	04	2015	28.1693	25.5404	34,038
	04	2014	28.6103	28.1693	33,783
	04	2013	21.4504	28.6103	44,970
	04	2012	18.5094	21.4504	41,329
	04	2011	19.6444	18.5094	49,214
	04	2010	15.6489	19.6444	69,603

	05	2019	29.8341	36.8880	0
	05	2018	34.9971	29.8341	0
	05	2017	32.3187	34.9971	0
	05	2016	25.3699	32.3187	0
	05	2015	27.9954	25.3699	0
	05	2014	28.4482	27.9954	0
	05	2013	21.3397	28.4482	0
	05	2012	18.4232	21.3397	0
	05	2011	19.5629	18.4232	0
	05	2010	15.5919	19.5629	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	29.1026	35.9299	0
	06	2018	34.1902	29.1026	0
	06	2017	31.6209	34.1902	0
	06	2016	24.8603	31.6209	0
	06	2015	27.4753	24.8603	0
	06	2014	27.9626	27.4753	0
	06	2013	21.0077	27.9626	799
	06	2012	18.1646	21.0077	784
	06	2011	19.3179	18.1646	864
	06	2010	15.4202	19.3179	864

	07	2019	27.2189	33.5875	0
	07	2018	31.9935	27.2189	0
	07	2017	29.6041	31.9935	0
	07	2016	23.2866	29.6041	0
	07	2015	25.7492	23.2866	0
	07	2014	26.2193	25.7492	0
	07	2013	19.7081	26.2193	0
	07	2012	17.0497	19.7081	766
	07	2011	18.1414	17.0497	806
	07	2010	14.4885	18.1414	755

	08	2019	26.3599	32.4614	0
	08	2018	31.0472	26.3599	0
	08	2017	28.7869	31.0472	7
	08	2016	22.6902	28.7869	7
	08	2015	25.1413	22.6902	10
	08	2014	25.6529	25.1413	10
	08	2013	19.3219	25.6529	11
	08	2012	16.7501	19.3219	0
	08	2011	17.8591	16.7501	0
	08	2010	14.2923	17.8591	0

Franklin Strategic Income VIP Fund, Class 2	01	2019	13.6933	14.5453	61,312
	01	2018	14.2347	13.6933	56,997
	01	2017	13.8483	14.2347	68,227
	01	2016	13.0516	13.8483	87,365
	01	2015	13.8117	13.0516	119,770
	01	2014	13.7938	13.8117	159,079
	01	2013	13.5820	13.7938	187,291
	01	2012	12.2552	13.5820	199,805
	01	2011	12.1537	12.2552	220,169
	01	2010	11.1471	12.1537	238,113

	02	2019	13.3680	14.1714	28,398
	02	2018	13.9246	13.3680	29,999
	02	2017	13.5739	13.9246	36,004
	02	2016	12.8190	13.5739	50,948
	02	2015	13.5932	12.8190	66,020
	02	2014	13.6033	13.5932	81,401
	02	2013	13.4217	13.6033	86,056
	02	2012	12.1353	13.4217	122,455
	02	2011	12.0593	12.1353	155,754
	02	2010	11.0831	12.0593	155,165

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	13.2876	14.0792	2,089
	03	2018	13.8479	13.2876	2,089
	03	2017	13.5059	13.8479	2,089
	03	2016	12.7613	13.5059	4,034
	03	2014	13.5389	12.7613	4,068
	03	2014	13.5559	13.5389	4,040
	03	2013	13.3818	13.5559	5,203
	03	2012	12.1055	13.3818	3,006
	03	2011	12.0358	12.1055	3,054
	03	2010	11.0671	12.0358	3,124

	04	2019	13.0494	13.8059	23,924
	04	2018	13.6202	13.0494	38,011
	04	2017	13.3039	13.6202	41,577
	04	2016	12.5898	13.3039	47,876
	04	2015	13.3774	12.5898	58,977
	04	2014	13.4147	13.3774	79,929
	04	2013	13.2628	13.4147	58,533
	04	2012	12.0163	13.2628	58,711
	04	2011	11.9654	12.0163	61,288
	04	2010	11.0193	11.9654	61,630

	05	2019	12.9710	13.7157	0
	05	2018	13.5454	12.9710	0
	05	2017	13.2377	13.5454	0
	05	2016	12.5335	13.2377	0
	05	2015	13.3244	12.5335	0
	05	2014	13.3683	13.3244	1,655
	05	2013	13.2236	13.3683	1,621
	05	2012	11.9869	13.2236	1,655
	05	2011	11.9422	11.9869	1,691
	05	2010	11.0035	11.9422	1,766

	06	2019	12.7383	13.4497	0
	06	2018	13.3224	12.7383	0
	06	2017	13.0393	13.3224	0
	06	2016	12.3646	13.0393	0
	06	2015	13.1651	12.3646	0
	06	2014	13.2288	13.1651	0
	06	2013	13.1057	13.2288	0
	06	2012	11.8984	13.1057	0
	06	2011	11.8722	11.8984	0
	06	2010	10.9558	11.8722	0

	07	2019	12.6617	13.3620	0
	07	2018	13.2490	12.6617	0
	07	2017	12.9740	13.2490	0
	07	2016	12.3089	12.9740	0
	07	2015	13.1125	12.3089	0
	07	2014	13.1827	13.1125	0
	07	2013	13.0667	13.1827	0
	07	2012	11.8691	13.0667	0
	07	2011	11.8490	11.8691	0
	07	2010	10.9399	11.8490	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	12.9582	13.0156	0
	08	2018	12.9582	12.3585	0
	08	2017	12.7150	12.9582	0
	08	2016	12.0880	12.7150	0
	08	2015	12.9036	12.0880	0
	08	2014	12.9993	12.9036	0
	08	2013	12.9114	12.9993	0
	08	2012	11.7522	12.9114	0
	08	2011	11.7563	11.7522	0
	08	2010	10.8767	11.7563	0

Rational Trend Aggregation VA Fund	01	2019	13.1655	13.8866	5,114
	01	2018	14.0353	13.1655	6,610
	01	2017	14.5074	14.0353	8,783
	01	2016	13.7967	14.5074	9,779
	01	2015	14.4778	13.7967	14,323
	01	2014	13.3698	14.4778	37,646
	01	2013	11.3376	13.3698	63,285
	01	2012	10.3481	11.3376	76,715
	01	2011	9.8314	10.3481	83,181
	01	2010	8.6875	9.8314	89,049

	02	2019	12.8733	13.5511	2,585
	02	2018	13.7514	12.8733	2,476
	02	2017	14.2426	13.7514	2,543
	02	2016	13.5725	14.2426	2,439
	02	2015	14.2716	13.5725	5,301
	02	2014	13.2061	14.2716	5,909
	02	2013	11.2217	13.2061	9,287
	02	2012	10.2633	11.2217	9,919
	02	2011	9.7707	10.2633	10,562
	02	2010	8.6514	9.7707	11,533

	03	2019	12.8009	13.4682	0
	03	2018	13.6811	12.8009	0
	03	2017	14.1768	13.6811	0
	03	2016	13.5168	14.1768	0
	03	2015	14.2202	13.5168	0
	03	2014	13.1654	14.2202	0
	03	2013	11.1928	13.1654	0
	03	2012	10.2421	11.1928	0
	03	2011	9.7555	10.2421	0
	03	2010	8.6424	9.7555	0

	04	2019	12.5865	13.2227	0
	04	2018	13.4723	12.5865	0
	04	2017	13.9816	13.4723	0
	04	2016	13.3511	13.9816	0
	04	2015	14.0675	13.3511	0
	04	2014	13.0439	14.0675	0
	04	2013	11.1065	13.0439	2,060
	04	2012	10.1788	11.1065	2,899
	04	2011	9.7100	10.1788	3,094
	04	2010	8.6153	9.7100	3,379

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	12.5199	13.1416	0
	05	2018	13.4037	12.5199	0
	05	2017	13.9176	13.4037	0
	05	2016	13.2967	13.9176	0
	05	2015	14.0173	13.2967	0
	05	2014	13.0040	14.0173	0
	05	2013	11.0781	13.0040	0
	05	2012	10.1580	11.0781	0
	05	2011	9.6951	10.1580	0
	05	2010	8.6064	9.6951	0

	06	2019	12.3062	12.9021	0
	06	2018	13.1989	12.3062	0
	06	2017	13.7255	13.1989	0
	06	2016	13.1333	13.7255	0
	06	2015	13.8663	13.1333	0
	06	2014	12.8837	13.8663	0
	06	2013	10.9925	12.8837	0
	06	2012	10.0951	10.9925	0
	06	2011	9.6498	10.0951	0
	06	2010	8.5794	9.6498	0

	07	2019	12.2370	12.8232	0
	07	2018	13.1314	12.2370	0
	07	2017	13.6622	13.1314	0
	07	2016	13.0794	13.6622	0
	07	2015	13.8165	13.0794	0
	07	2014	12.8440	13.8165	0
	07	2013	10.9642	12.8440	0
	07	2012	10.0743	10.9642	0
	07	2011	9.6348	10.0743	0
	07	2010	8.5704	9.6348	0

	08	2019	11.9632	12.5108	0
	08	2018	12.8638	11.9632	0
	08	2017	13.4110	12.8638	0
	08	2016	12.8653	13.4110	0
	08	2015	13.6182	12.8653	0
	08	2014	12.6857	13.6182	0
	08	2013	10.8513	12.6857	0
	08	2012	9.9911	10.8513	0
	08	2011	9.5749	9.9911	0
	08	2010	8.5346	9.5749	0

Rational Insider Buying VA Fund	01	2019	15.1552	18.4741	4,486
	01	2018	16.6110	15.1552	4,950
	01	2017	14.3780	16.6110	9,425
	01	2016	13.1767	14.3780	15,054
	01	2015	14.4394	13.1767	16,797
	01	2014	14.9987	14.4394	47,624
	01	2013	11.5660	14.9987	65,733
	01	2012	9.5958	11.5660	76,957
	01	2011	9.8511	9.5958	94,381
	01	2010	7.7319	9.8511	95,341

	02	2019	14.8189	18.0279	2,195
	02	2018	16.2752	14.8189	2,372
	02	2017	14.1156	16.2752	2,384
	02	2016	12.9625	14.1156	2,591
	02	2015	14.2337	12.9625	3,412
	02	2014	14.8152	14.2337	4,355
	02	2013	11.4478	14.8152	6,600
	02	2012	9.5172	11.4478	7,893
	02	2011	9.7903	9.5172	8,956
	02	2010	7.6997	9.7903	9,152

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	14.7356	17.9176	0
	03	2018	16.1919	14.7356	0
	03	2017	14.0505	16.1919	0
	03	2016	12.9093	14.0505	0
	03	2015	14.1825	12.9093	0
	03	2014	14.7695	14.1825	0
	03	2013	11.4183	14.7695	0
	03	2012	9.4975	11.4183	0
	03	2011	9.7751	9.4975	0
	03	2010	7.6917	9.7751	0

	04	2019	14.4888	17.5910	1,044
	04	2018	15.9449	14.4888	1,127
	04	2017	13.8570	15.9449	1,116
	04	2016	12.7511	13.8570	1,205
	04	2015	14.0302	12.7511	1,311
	04	2014	14.6333	14.0302	1,257
	04	2013	11.3303	14.6333	2,418
	04	2012	9.4389	11.3303	3,295
	04	2011	9.7296	9.4389	3,831
	04	2010	7.6677	9.7296	3,853

	05	2019	14.4074	17.4830	0
	05	2018	15.8636	14.4074	0
	05	2017	13.7935	15.8636	0
	05	2016	12.6991	13.7935	0
	05	2015	13.9801	12.6991	1,311
	05	2014	14.5884	13.9801	0
	05	2013	11.3014	14.5884	0
	05	2012	9.4196	11.3014	0
	05	2011	9.7146	9.4196	0
	05	2010	7.6597	9.7146	0

	06	2019	14.1660	17.1645	0
	06	2018	15.6213	14.1660	0
	06	2017	13.6031	15.6213	0
	06	2016	12.5431	13.6031	0
	06	2015	13.8296	12.5431	0
	06	2014	14.4536	13.8296	0
	06	2013	11.2141	14.4536	0
	06	2012	9.3613	11.2141	0
	06	2011	9.6693	9.3613	0
	06	2010	7.6357	9.6693	0

	07	2019	14.0864	17.0594	0
	07	2018	15.5414	14.0864	0
	07	2017	13.5403	15.5414	0
	07	2016	12.4916	13.5403	0
	07	2015	13.7799	12.4916	0
	07	2014	14.4090	13.7799	0
	07	2013	11.1852	14.4090	0
	07	2012	9.3419	11.1852	0
	07	2011	9.6542	9.3419	0
	07	2010	7.6277	9.6542	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	13.7712	16.6438	0
	08	2018	15.2247	13.7712	0
	08	2017	13.2914	15.2247	0
	08	2016	12.2871	13.2914	0
	08	2015	13.5821	12.2871	0
	08	2014	14.2314	13.5821	0
	08	2013	11.0700	14.2314	0
	08	2012	9.2648	11.0700	0
	08	2011	9.5942	9.2648	0
	08	2010	7.5958	9.5942	0

Invesco V.I. Equity and Income Fund, Series II	01	2019	16.2476	19.1681	182,632
	01	2018	18.3107	16.2476	208,870
	01	2017	16.8134	18.3107	256,086
	01	2016	14.8944	16.8134	279,941
	01	2015	15.5541	14.8944	318,574
	01	2014	14.5476	15.5541	331,408
	01	2013	11.8501	14.5476	381,581
	01	2012	10.7272	11.8501	313,788
	01	2011	11.0560	10.7272	319,212
	01	2010	10.0392	11.0560	301,342

	02	2019	15.8945	18.7140	47,368
	02	2018	17.9489	15.8945	58,601
	02	2017	16.5143	17.9489	64,773
	02	2016	14.6593	16.5143	74,099
	02	2015	15.3397	14.6593	139,673
	02	2014	14.3764	15.3397	129,135
	02	2013	11.7345	14.3764	134,180
	02	2012	10.6443	11.7345	61,379
	02	2011	10.9929	10.6443	63,628
	02	2010	10.0023	10.9929	68,714

	03	2019	15.8071	18.6018	0
	03	2018	17.8593	15.8071	306
	03	2017	16.4400	17.8593	301
	03	2016	14.6008	16.4400	292
	03	2015	15.2864	14.6008	314
	03	2014	14.3337	15.2864	310
	03	2013	11.7057	14.3337	321
	03	2012	10.6236	11.7057	339
	03	2011	10.9771	10.6236	346
	03	2010	9.9930	10.9771	350

	04	2019	15.5479	18.2691	17,292
	04	2018	17.5930	15.5479	27,213
	04	2017	16.2194	17.5930	32,737
	04	2016	14.4270	16.2194	20,802
	04	2015	15.1276	14.4270	33,739
	04	2014	14.2066	15.1276	31,086
	04	2013	11.6196	14.2066	51,293
	04	2012	10.5617	11.6196	31,995
	04	2011	10.9299	10.5617	19,860
	04	2010	9.9653	10.9299	21,030

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	15.4624	18.1592	0
	05	2018	17.5055	15.4624	0
	05	2017	16.1470	17.5055	0
	05	2016	14.3699	16.1470	0
	05	2015	15.0754	14.3699	0
	05	2014	14.1647	15.0754	0
	05	2013	11.5912	14.1647	0
	05	2012	10.5413	11.5912	0
	05	2011	10.9143	10.5413	0
	05	2010	9.9561	10.9143	0

	06	2019	15.2087	17.8347	0
	06	2018	17.2442	15.2087	0
	06	2017	15.9298	17.2442	0
	06	2016	14.1984	15.9298	0
	06	2015	14.9183	14.1984	0
	06	2014	14.0387	14.9183	0
	06	2013	11.5058	14.0387	0
	06	2012	10.4798	11.5058	0
	06	2011	10.8673	10.4798	0
	06	2010	9.9284	10.8673	0

	07	2019	15.1251	17.7277	0
	07	2018	17.1580	15.1251	0
	07	2017	15.8582	17.1580	0
	07	2016	14.1418	15.8582	0
	07	2015	14.8665	14.1418	0
	07	2014	13.9971	14.8665	0
	07	2013	11.4775	13.9971	0
	07	2012	10.4594	11.4775	0
	07	2011	10.8517	10.4594	0
	07	2010	9.9193	10.8517	0

	08	2019	14.7936	17.3040	0
	08	2018	16.8164	14.7936	0
	08	2017	15.5740	16.8164	0
	08	2016	13.9169	15.5740	0
	08	2015	14.6601	13.9169	0
	08	2014	13.8311	14.6601	0
	08	2013	11.3647	13.8311	0
	08	2012	10.3780	11.3647	0
	08	2011	10.7893	10.3780	0
	08	2010	9.8824	10.7893	0

Invesco V.I. American Value Fund, Series II	01	2019	16.1717	19.8258	15,626
	01	2018	18.8817	16.1717	17,079
	01	2017	17.5112	18.8817	26,749
	01	2016	15.4611	17.5112	31,554
	01	2015	17.3525	15.4611	51,730
	01	2014	16.1243	17.3525	56,604
	01	2013	12.2472	16.1243	45,099
	01	2012	10.6428	12.2472	40,333
	01	2011	10.7377	10.6428	44,260
	01	2010	8.9402	10.7377	34,201

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	15.8201	19.3560	11,117
	02	2018	18.5085	15.8201	13,685
	02	2017	17.1996	18.5085	13,083
	02	2016	15.2169	17.1996	14,607
	02	2015	17.1133	15.2169	18,017
	02	2014	15.9345	17.1133	24,525
	02	2013	12.1277	15.9345	16,562
	02	2012	10.5605	12.1277	8,114
	02	2011	10.6764	10.5605	8,645
	02	2010	8.9072	10.6764	5,443

	03	2019	15.7331	19.2399	0
	03	2018	18.4161	15.7331	0
	03	2017	17.1223	18.4161	0
	03	2016	15.1563	17.1223	0
	03	2015	17.0539	15.1563	0
	03	2014	15.8872	17.0539	0
	03	2013	12.0979	15.8872	0
	03	2012	10.5399	12.0979	0
	03	2011	10.6610	10.5399	0
	03	2010	8.8989	10.6610	0

	04	2019	15.4750	18.8957	13,649
	04	2018	18.1415	15.4750	17,852
	04	2017	16.8924	18.1415	17,388
	04	2016	14.9758	16.8924	19,100
	04	2015	16.8766	14.9758	20,672
	04	2014	15.7462	16.8766	21,905
	04	2013	12.0089	15.7462	21,032
	04	2012	10.4786	12.0089	15,790
	04	2011	10.6152	10.4786	16,801
	04	2010	8.8742	10.6152	17,188

	05	2019	15.3899	18.7819	0
	05	2018	18.0511	15.3899	0
	05	2017	16.8170	18.0511	0
	05	2016	14.9165	16.8170	0
	05	2015	16.8183	14.9165	0
	05	2014	15.6998	16.8183	0
	05	2013	11.9796	15.6998	0
	05	2012	10.4583	11.9796	0
	05	2011	10.6000	10.4583	0
	05	2010	8.8661	10.6000	0

	06	2019	15.1374	18.4464	0
	06	2018	17.7816	15.1374	0
	06	2017	16.5908	17.7816	0
	06	2016	14.7384	16.5908	0
	06	2015	16.6432	14.7384	0
	06	2014	15.5602	16.6432	0
	06	2013	11.8913	15.5602	0
	06	2012	10.3973	11.8913	0
	06	2011	10.5543	10.3973	0
	06	2010	8.8414	10.5543	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	15.0541	18.3357	0
	07	2018	17.6928	15.0541	0
	07	2017	16.5162	17.6928	0
	07	2016	14.6797	16.5162	0
	07	2015	16.5853	14.6797	0
	07	2014	15.5140	16.5853	0
	07	2013	11.8621	15.5140	0
	07	2012	10.3770	11.8621	0
	07	2011	10.5391	10.3770	0
	07	2010	8.8332	10.5391	0

	08	2019	14.7242	17.8974	0
	08	2018	17.3404	14.7242	0
	08	2017	16.2202	17.3404	0
	08	2016	14.4462	16.2202	0
	08	2015	16.3550	14.4462	0
	08	2014	15.3300	16.3550	0
	08	2013	11.7454	15.3300	0
	08	2012	10.2962	11.7454	0
	08	2011	10.4785	10.2962	0
	08	2010	8.8004	10.4785	0

Invesco V.I. Comstock Fund, Series II	01	2019	15.1885	18.6549	88,479
	01	2018	17.6327	15.1885	106,309
	01	2017	15.2549	17.6327	126,164
	01	2016	13.2653	15.2549	153,184
	01	2015	14.3858	13.2653	190,658
	01	2014	13.4139	14.3858	207,788
	01	2013	10.0593	13.4139	228,694
	01	2012	8.6055	10.0593	166,423
	01	2011	8.9425	8.6055	185,457
	01	2010	7.8629	8.9425	219,114

	02	2019	14.8276	18.1752	58,846
	02	2018	17.2484	14.8276	62,719
	02	2017	14.9525	17.2484	69,527
	02	2016	13.0288	14.9525	113,890
	02	2015	14.1582	13.0288	140,035
	02	2014	13.2285	14.1582	160,206
	02	2013	9.9405	13.2285	165,496
	02	2012	8.5213	9.9405	142,091
	02	2011	8.8731	8.5213	165,470
	02	2010	7.8177	8.8731	172,302

	03	2019	14.7384	18.0568	397
	03	2018	17.1533	14.7384	462
	03	2017	14.8775	17.1533	485
	03	2016	12.9701	14.8775	562
	03	2015	14.1016	12.9701	635
	03	2014	13.1824	14.1016	957
	03	2013	9.9109	13.1824	1,541
	03	2012	8.5003	9.9109	0
	03	2011	8.8557	8.5003	0
	03	2010	7.8064	8.8557	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	14.4741	17.7062	25,448
	04	2018	16.8713	14.4741	37,038
	04	2017	14.6550	16.8713	41,631
	04	2016	12.7957	14.6550	31,869
	04	2015	13.9333	12.7957	43,117
	04	2014	13.0451	13.9333	43,191
	04	2013	9.8227	13.0451	45,256
	04	2012	8.4376	9.8227	42,388
	04	2011	8.8039	8.4376	54,032
	04	2010	7.7726	8.8039	53,318

	05	2019	14.3870	17.5905	0
	05	2018	16.7786	14.3870	0
	05	2017	14.5820	16.7786	0
	05	2016	12.7384	14.5820	0
	05	2015	13.8780	12.7384	0
	05	2014	12.9999	13.8780	0
	05	2013	9.7936	12.9999	0
	05	2012	8.4170	9.7936	0
	05	2011	8.7868	8.4170	0
	05	2010	7.7615	8.7868	0

	06	2019	14.1288	17.2491	0
	06	2018	16.5022	14.1288	0
	06	2017	14.3633	16.5022	0
	06	2016	12.5667	14.3633	0
	06	2015	13.7120	12.5667	0
	06	2014	12.8641	13.7120	0
	06	2013	9.7062	12.8641	0
	06	2012	8.3548	9.7062	0
	06	2011	8.7352	8.3548	0
	06	2010	7.7278	8.7352	0

	07	2019	14.0438	17.1368	0
	07	2018	16.4113	14.0438	0
	07	2017	14.2913	16.4113	0
	07	2016	12.5101	14.2913	0
	07	2015	13.6572	12.5101	0
	07	2014	12.8193	13.6572	0
	07	2013	9.6774	12.8193	0
	07	2012	8.3342	9.6774	0
	07	2011	8.7182	8.3342	0
	07	2010	7.7166	8.7182	0

	08	2019	13.7074	16.6923	0
	08	2018	16.0509	13.7074	0
	08	2017	14.0059	16.0509	26
	08	2016	12.2855	14.0059	30
	08	2015	13.4395	12.2855	38
	08	2014	12.6409	13.4395	39
	08	2013	9.5622	12.6409	46
	08	2012	8.2520	9.5622	38
	08	2011	8.6499	8.2520	0
	08	2010	7.6719	8.6499	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Invesco V.I. International Growth Fund, Series II	01	2019	12.4951	15.7519	40,199
	01	2018	14.9914	12.4951	42,043
	01	2017	12.4255	14.9914	53,310
	01	2016	12.7290	12.4255	61,399
	01	2015	13.2970	12.7290	84,493
	01	2014	13.5148	13.2970	31,638
	01	2013	11.5808	13.5148	12,067
	01	2012	10.2226	11.5808	0
	01	2011	10.0000	10.2226	0

	02	2019	12.3117	15.4896	11,704
	02	2018	14.8012	12.3117	14,574
	02	2017	12.2924	14.8012	15,751
	02	2016	12.6184	12.2924	17,231
	02	2015	13.2083	12.6184	17,665
	02	2014	13.4520	13.2083	18,381
	02	2013	11.5505	13.4520	2,023
	02	2012	10.2168	11.5505	0
	02	2011	10.0000	10.2168	0

	03	2019	12.2661	15.4245	0
	03	2018	14.7538	12.2661	0
	03	2017	12.2593	14.7538	0
	03	2016	12.5908	12.2593	0
	03	2015	13.1861	12.5908	0
	03	2014	13.4363	13.1861	0
	03	2013	11.5429	13.4363	0
	03	2012	10.2153	11.5429	0
	03	2011	10.0000	10.2153	0

	04	2019	12.1304	15.2308	4,107
	04	2018	14.6127	12.1304	7,008
	04	2017	12.1604	14.6127	6,466
	04	2016	12.5084	12.1604	8,107
	04	2015	13.1199	12.5084	7,905
	04	2014	13.3894	13.1199	6,478
	04	2013	11.5202	13.3894	13,212
	04	2012	10.2109	11.5202	0
	04	2011	10.0000	10.2109	0

	05	2019	12.0853	15.1663	0
	05	2018	14.5660	12.0853	0
	05	2017	12.1278	14.5660	0
	05	2016	12.4812	12.1278	0
	05	2015	13.0981	12.4812	0
	05	2014	13.3739	13.0981	0
	05	2013	11.5127	13.3739	0
	05	2012	10.2095	11.5127	0
	05	2011	10.0000	10.2095	0

	06	2019	11.9516	14.9763	0
	06	2018	14.4266	11.9516	0
	06	2017	12.0297	14.4266	0
	06	2016	12.3993	12.0297	0
	06	2015	13.0321	12.3993	0
	06	2014	13.3270	13.0321	0
	06	2013	11.4900	13.3270	51
	06	2012	10.2051	11.4900	0
	06	2011	10.0000	10.2051	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	11.9074	14.9133	0
	07	2018	14.3805	11.9074	0
	07	2017	11.9972	14.3805	0
	07	2016	12.3722	11.9972	0
	07	2015	13.0103	12.3722	0
	07	2014	13.3115	13.0103	0
	07	2013	11.4825	13.3115	0
	07	2012	10.2036	11.4825	0
	07	2011	10.0000	10.2036	0

	08	2019	11.7311	14.6627	0
	08	2018	14.1966	11.7311	0
	08	2017	11.8679	14.1966	0
	08	2016	12.2639	11.8679	0
	08	2015	12.9229	12.2639	0
	08	2014	13.2493	12.9229	0
	08	2013	11.4522	13.2493	0
	08	2012	10.1978	11.4522	0
	08	2011	10.0000	10.1978	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2	01	2019	10.1712	10.7853	284,449
	01	2018	10.3710	10.1712	276,963
	01	2017	10.2122	10.3710	362,749
	01	2016	10.2015	10.2122	347,514
	01	2015	10.2889	10.2015	237,976
	01	2014	9.9959	10.2889	191,674
	01	2013	10.3488	9.9959	127,509
	01	2012	10.0208	10.3488	28,092
	01	2011	10.0000	10.0208	16,824

	02	2019	10.0219	10.6057	83,430
	02	2018	10.2394	10.0219	84,717
	02	2017	10.1028	10.2394	100,087
	02	2016	10.1129	10.1028	104,376
	02	2015	10.2203	10.1129	105,887
	02	2014	9.9495	10.2203	105,559
	02	2013	10.3217	9.9495	36,936
	02	2012	10.0151	10.3217	8,777
	02	2011	10.0000	10.0151	0

	03	2019	9.9848	10.5611	0
	03	2018	10.2067	9.9848	0
	03	2017	10.0756	10.2067	0
	03	2016	10.0907	10.0756	0
	03	2015	10.2032	10.0907	0
	03	2014	9.9379	10.2032	0
	03	2013	10.3150	9.9379	0
	03	2012	10.0137	10.3150	0
	03	2011	10.0000	10.0137	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	9.8743	10.4285	43,960
	04	2018	10.1090	9.8743	45,934
	04	2017	9.9943	10.1090	82,186
	04	2016	10.0247	9.9943	82,911
	04	2015	10.1519	10.0247	99,351
	04	2014	9.9031	10.1519	102,310
	04	2013	10.2947	9.9031	67,531
	04	2012	10.0094	10.2947	1,621
	04	2011	10.0000	10.0094	0

	05	2019	9.8376	10.3843	0
	05	2018	10.0768	9.8376	0
	05	2017	9.9675	10.0768	0
	05	2016	10.0029	9.9675	0
	05	2015	10.1350	10.0029	0
	05	2014	9.8916	10.1350	0
	05	2013	10.2880	9.8916	0
	05	2012	10.0080	10.2880	0
	05	2011	10.0000	10.0080	0

	06	2019	9.7288	10.2543	0
	06	2018	9.9803	9.7288	0
	06	2017	9.8869	9.9803	0
	06	2016	9.9373	9.8869	0
	06	2015	10.0840	9.9373	0
	06	2014	9.8570	10.0840	0
	06	2013	10.2677	9.8570	0
	06	2012	10.0037	10.2677	0
	06	2011	10.0000	10.0037	0

	07	2019	9.6928	10.2111	0
	07	2018	9.9484	9.6928	0
	07	2017	9.8602	9.9484	0
	07	2016	9.9155	9.8602	0
	07	2015	10.0671	9.9155	0
	07	2014	9.8455	10.0671	0
	07	2013	10.2609	9.8455	0
	07	2012	10.0022	10.2609	0
	07	2011	10.0000	10.0022	0

	08	2019	9.5493	10.0395	0
	08	2018	9.8211	9.5493	0
	08	2017	9.7539	9.8211	0
	08	2016	9.8287	9.7539	0
	08	2015	9.9995	9.8287	0
	08	2014	9.7994	9.9995	0
	08	2013	10.2339	9.7994	0
	08	2012	9.9965	10.2339	71
	08	2011	10.0000	9.9965	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	01	2019	21.0878	27.2480	92,586
	01	2018	22.9257	21.0878	82,524
	01	2017	19.1078	22.9257	94,282
	01	2016	17.5602	19.1078	97,176
	01	2015	17.7592	17.5602	72,745
	01	2014	15.9022	17.7592	80,530
	01	2013	11.9038	15.9022	29,379
	01	2012	10.3263	11.9038	19,052
	01	2011	10.0000	10.3263	0

	02	2019	20.7784	26.7944	15,156
	02	2018	22.6349	20.7784	25,914
	02	2017	18.9033	22.6349	26,367
	02	2016	17.4077	18.9033	27,034
	02	2015	17.6409	17.4077	31,994
	02	2014	15.8285	17.6409	29,198
	02	2013	11.8727	15.8285	13,562
	02	2012	10.3204	11.8727	3,853
	02	2011	10.0000	10.3204	0

	03	2019	20.7015	26.6818	0
	03	2018	22.5625	20.7015	0
	03	2017	18.8523	22.5625	0
	03	2016	17.3696	18.8523	2,098
	03	2015	17.6113	17.3696	5,964
	03	2014	15.8100	17.6113	0
	03	2013	11.8649	15.8100	0
	03	2012	10.3189	11.8649	0
	03	2011	10.0000	10.3189	0

	04	2019	20.4724	26.3469	3,073
	04	2018	22.3467	20.4724	3,860
	04	2017	18.7003	22.3467	6,070
	04	2016	17.2559	18.7003	16,122
	04	2015	17.5228	17.2559	22,249
	04	2014	15.7547	17.5228	34,485
	04	2013	11.8416	15.7547	3,050
	04	2012	10.3145	11.8416	0
	04	2011	10.0000	10.3145	0

	05	2019	20.3963	26.2352	0
	05	2018	22.2754	20.3963	0
	05	2017	18.6502	22.2754	0
	05	2016	17.2184	18.6502	0
	05	2015	17.4937	17.2184	0
	05	2014	15.7365	17.4937	0
	05	2013	11.8338	15.7365	0
	05	2012	10.3131	11.8338	0
	05	2011	10.0000	10.3131	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	20.1709	25.9067	0
	06	2018	22.0622	20.1709	0
	06	2017	18.4994	22.0622	0
	06	2016	17.1055	18.4994	0
	06	2015	17.4056	17.1055	0
	06	2014	15.6814	17.4056	0
	06	2013	11.8105	15.6814	0
	06	2012	10.3086	11.8105	0
	06	2011	10.0000	10.3086	0

	07	2019	20.0962	25.7977	0
	07	2018	21.9917	20.0962	0
	07	2017	18.4495	21.9917	0
	07	2016	17.0681	18.4495	0
	07	2015	17.3764	17.0681	0
	07	2014	15.6631	17.3764	0
	07	2013	11.8027	15.6631	0
	07	2012	10.3072	11.8027	0
	07	2011	10.0000	10.3072	0

	08	2019	19.7987	25.3643	0
	08	2018	21.7105	19.7987	0
	08	2017	18.2506	21.7105	0
	08	2016	16.9187	18.2506	0
	08	2015	17.2598	16.9187	0
	08	2014	15.5899	17.2598	0
	08	2013	11.7717	15.5899	0
	08	2012	10.3013	11.7717	0
	08	2011	10.0000	10.3013	0

Lazard Retirement Emerging Markets Equity Portfolio, Service Class	01	2019	9.1498	10.6265	170,862
	01	2018	11.4296	9.1498	202,018
	01	2017	9.0953	11.4296	225,231
	01	2016	7.6607	9.0953	315,508
	01	2015	9.7483	7.6607	413,897
	01	2014	10.3992	9.7483	426,020
	01	2013	10.7122	10.3992	440,416
	01	2012	8.9293	10.7122	398,763
	01	2011	11.0775	8.9293	465,278
	01	2010	9.1843	11.0775	473,487

	02	2019	8.9509	10.3747	110,069
	02	2018	11.2037	8.9509	126,680
	02	2017	8.9334	11.2037	120,901
	02	2016	7.5396	8.9334	138,769
	02	2015	9.6139	7.5396	185,406
	02	2014	10.2767	9.6139	200,614
	02	2013	10.6077	10.2767	209,030
	02	2012	8.8603	10.6077	202,793
	02	2011	11.0142	8.8603	248,225
	02	2010	9.1505	11.0142	251,247

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	8.9017	10.3124	2,038
	03	2018	11.1477	8.9017	2,263
	03	2017	8.8933	11.1477	2,207
	03	2016	7.5096	8.8933	3,111
	03	2015	9.5805	7.5096	3,800
	03	2014	10.2462	9.5805	3,279
	03	2013	10.5816	10.2462	3,140
	03	2012	8.8431	10.5816	2,448
	03	2011	10.9984	8.8431	2,609
	03	2010	9.1420	10.9984	3,904

	04	2019	8.7556	10.1279	40,712
	04	2018	10.9814	8.7556	42,069
	04	2017	8.7738	10.9814	58,332
	04	2016	7.4201	8.7738	51,865
	04	2015	9.4809	7.4201	57,212
	04	2014	10.1552	9.4809	56,538
	04	2013	10.5037	10.1552	56,502
	04	2012	8.7915	10.5037	78,165
	04	2011	10.9511	8.7915	81,902
	04	2010	9.1166	10.9511	88,051

	05	2019	8.7075	10.0670	0
	05	2018	10.9268	8.7075	0
	05	2017	8.7347	10.9268	0
	05	2016	7.3907	8.7347	0
	05	2015	9.4482	7.3907	2,598
	05	2014	10.1253	9.4482	0
	05	2013	10.4781	10.1253	0
	05	2012	8.7746	10.4781	0
	05	2011	10.9355	8.7746	0
	05	2010	9.1082	10.9355	0

	06	2019	8.5646	9.8870	0
	06	2018	10.7636	8.5646	0
	06	2017	8.6171	10.7636	0
	06	2016	7.3025	8.6171	17
	06	2015	9.3497	7.3025	51
	06	2014	10.0353	9.3497	67
	06	2013	10.4009	10.0353	85
	06	2012	8.7234	10.4009	92
	06	2011	10.8884	8.7234	122
	06	2010	9.0829	10.8884	793

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	8.5174	9.8276	311
	07	2018	10.7098	8.5174	342
	07	2017	8.5784	10.7098	326
	07	2016	7.2733	8.5784	396
	07	2015	9.3172	7.2733	475
	07	2014	10.0054	9.3172	421
	07	2013	10.3753	10.0054	427
	07	2012	8.7063	10.3753	767
	07	2011	10.8727	8.7063	2,170
	07	2010	9.0744	10.8727	1,582

	08	2019	8.3307	9.5927	0
	08	2018	10.4965	8.3307	0
	08	2017	8.4246	10.4965	0
	08	2016	7.1576	8.4246	0
	08	2015	9.1878	7.1576	0
	08	2014	9.8868	9.1878	0
	08	2013	10.2733	9.8868	0
	08	2012	8.6386	10.2733	0
	08	2011	10.8102	8.6386	0
	08	2010	9.0408	10.8102	0
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	01	2019	23.0915	27.5839	51,344
	01	2018	25.5784	23.0915	65,281
	01	2017	23.1121	25.5784	81,559
	01	2016	20.3134	23.1121	99,908
	01	2015	21.4017	20.3134	141,568
	01	2014	20.3206	21.4017	156,676
	01	2013	15.2269	20.3206	189,919
	01	2012	14.0091	15.2269	214,237
	01	2011	14.9208	14.0091	233,798
	01	2010	12.7523	14.9208	266,880

	02	2019	22.3946	26.6978	54,270
	02	2018	24.8564	22.3946	61,925
	02	2017	22.5049	24.8564	76,626
	02	2016	19.8201	22.5049	98,232
	02	2015	20.9245	19.8201	136,950
	02	2014	19.9080	20.9245	152,914
	02	2013	14.9481	19.9080	180,660
	02	2012	13.7808	14.9481	187,263
	02	2011	14.7075	13.7808	226,011
	02	2010	12.5956	14.7075	293,053

	03	2019	22.2231	26.4801	947
	03	2018	24.6786	22.2231	948
	03	2017	22.3551	24.6786	948
	03	2016	19.6982	22.3551	949
	03	2015	20.8064	19.6982	1,064
	03	2014	19.8058	20.8064	1,202
	03	2013	14.8790	19.8058	1,330
	03	2012	13.7242	14.8790	8,441
	03	2011	14.6545	13.7242	19,953
	03	2010	12.5566	14.6545	19,302

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	04	2019	21.7163	25.8373	16,606
	04	2018	24.1525	21.7163	17,883
	04	2017	21.9115	24.1525	21,559
	04	2016	19.3370	21.9115	28,159
	04	2015	20.4563	19.3370	29,939
	04	2014	19.5024	20.4563	33,497
	04	2013	14.6734	19.5024	51,061
	04	2012	13.5555	14.6734	42,822
	04	2011	14.4965	13.5555	51,491
	04	2010	12.4403	14.4965	83,944

	05	2019	21.5504	25.6264	0
	05	2018	23.9805	21.5504	0
	05	2017	21.7667	23.9805	0
	05	2016	19.2190	21.7667	0
	05	2015	20.3417	19.2190	0
	05	2014	19.4030	20.3417	0
	05	2013	14.6061	19.4030	0
	05	2012	13.5001	14.6061	0
	05	2011	14.4447	13.5001	0
	05	2010	12.4020	14.4447	0

	06	2019	21.0586	25.0044	0
	06	2018	23.4684	21.0586	0
	06	2017	21.3338	23.4684	0
	06	2016	18.8657	21.3338	0
	06	2015	19.9985	18.8657	0
	06	2014	19.1050	19.9985	0
	06	2013	14.4039	19.1050	0
	06	2012	13.3338	14.4039	1,007
	06	2011	14.2886	13.3338	1,977
	06	2010	12.2869	14.2886	2,462

	07	2019	20.8972	24.8003	0
	07	2018	23.3004	20.8972	0
	07	2017	21.1918	23.3004	0
	07	2016	18.7497	21.1918	0
	07	2015	19.8857	18.7497	0
	07	2014	19.0069	19.8857	0
	07	2013	14.3372	19.0069	0
	07	2012	13.2789	14.3372	0
	07	2011	14.2370	13.2789	0
	07	2010	12.2488	14.2370	0

	08	2019	20.2616	23.9971	0
	08	2018	22.6379	20.2616	0
	08	2017	20.6311	22.6379	0
	08	2016	18.2910	20.6311	0
	08	2015	19.4391	18.2910	0
	08	2014	18.6182	19.4391	0
	08	2013	14.0729	18.6182	0
	08	2012	13.0610	14.0729	0
	08	2011	14.0321	13.0610	0
	08	2010	12.0973	14.0321	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	01	2019	24.6050	32.9843	36,005
	01	2018	25.7766	24.6050	44,197
	01	2017	21.3327	25.7766	50,760
	01	2016	21.4372	21.3327	70,552
	01	2015	21.2298	21.4372	86,348
	01	2014	20.3611	21.2298	98,722
	01	2013	15.1104	20.3611	126,386
	01	2012	13.4731	15.1104	169,557
	01	2011	15.2366	13.4731	218,120
	01	2010	12.6092	15.2366	238,461

	02	2019	23.8623	31.9246	28,467
	02	2018	25.0490	23.8623	36,677
	02	2017	20.7721	25.0490	45,863
	02	2016	20.9164	20.7721	57,899
	02	2015	20.7563	20.9164	74,533
	02	2014	19.9477	20.7563	93,016
	02	2013	14.8337	19.9477	130,401
	02	2012	13.2535	14.8337	191,873
	02	2011	15.0188	13.2535	197,818
	02	2010	12.4543	15.0188	207,392

	03	2019	23.6796	31.6642	1,437
	03	2018	24.8698	23.6796	2,124
	03	2017	20.6339	24.8698	2,763
	03	2016	20.7878	20.6339	3,137
	03	2015	20.6393	20.7878	3,713
	03	2014	19.8453	20.6393	4,418
	03	2013	14.7651	19.8453	4,498
	03	2012	13.1990	14.7651	6,851
	03	2011	14.9646	13.1990	10,199
	03	2010	12.4157	14.9646	12,230

	04	2019	23.1396	30.8955	51,675
	04	2018	24.3395	23.1396	57,687
	04	2017	20.2244	24.3395	59,050
	04	2016	20.4066	20.2244	60,565
	04	2015	20.2918	20.4066	66,764
	04	2014	19.5411	20.2918	69,487
	04	2013	14.5611	19.5411	95,280
	04	2012	13.0367	14.5611	127,331
	04	2011	14.8033	13.0367	139,597
	04	2010	12.3007	14.8033	187,508

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	22.9626	30.6433	67
	05	2018	24.1661	22.9626	76
	05	2017	20.0907	24.1661	333
	05	2016	20.2820	20.0907	1,228
	05	2015	20.1781	20.2820	1,188
	05	2014	19.4415	20.1781	1,232
	05	2013	14.4942	19.4415	351
	05	2012	12.9834	14.4942	397
	05	2011	14.7503	12.9834	381
	05	2010	12.2629	14.7503	1,446

	06	2019	22.4387	29.8995	0
	06	2018	23.6501	22.4387	997
	06	2017	19.6921	23.6501	1,304
	06	2016	19.9092	19.6921	2,871
	06	2015	19.8377	19.9092	2,951
	06	2014	19.1430	19.8377	3,149
	06	2013	14.2936	19.1430	3,870
	06	2012	12.8235	14.2936	6,191
	06	2011	14.5910	12.8235	6,394
	06	2010	12.1490	14.5910	6,899

	07	2019	22.2667	29.6554	39
	07	2018	23.4807	22.2667	219
	07	2017	19.5600	23.4807	263
	07	2016	19.7867	19.5600	576
	07	2015	19.7258	19.7867	651
	07	2014	19.0446	19.7258	804
	07	2013	14.2274	19.0446	2,214
	07	2012	12.7707	14.2274	3,373
	07	2011	14.5383	12.7707	6,504
	07	2010	12.1114	14.5383	8,913

	08	2019	21.5894	28.6951	0
	08	2018	22.8131	21.5894	0
	08	2017	19.0425	22.8131	0
	08	2016	19.3027	19.0425	0
	08	2015	19.2828	19.3027	0
	08	2014	18.6552	19.2828	0
	08	2013	13.9651	18.6552	1,033
	08	2012	12.5611	13.9651	1,155
	08	2011	14.3291	12.5611	1,100
	08	2010	11.9615	14.3291	1,443

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Blended Research Core Equity Portfolio, Service Class	01	2019	26.1140	33.0835	91,332
	01	2018	28.8741	26.1140	110,406
	01	2017	24.3803	28.8741	129,002
	01	2016	22.9274	24.3803	171,213
	01	2015	23.1228	22.9274	195,379
	01	2014	20.9501	23.1228	244,463
	01	2013	15.6643	20.9501	324,606
	01	2012	13.8456	15.6643	479,003
	01	2011	13.8438	13.8456	638,905
	01	2010	12.1284	13.8438	775,554

	02	2019	25.2677	31.9473	96,259
	02	2018	27.9948	25.2677	117,137
	02	2017	23.6852	27.9948	143,325
	02	2016	22.3192	23.6852	174,289
	02	2015	22.5553	22.3192	226,104
	02	2014	20.4776	22.5553	276,916
	02	2013	15.3422	20.4776	412,457
	02	2012	13.5886	15.3422	570,367
	02	2011	13.6146	13.5886	683,718
	02	2010	11.9518	13.6146	830,988

	03	2019	25.0597	31.6684	6,864
	03	2018	27.7784	25.0597	6,823
	03	2017	23.5139	27.7784	8,907
	03	2016	22.1691	23.5139	10,238
	03	2015	22.4151	22.1691	14,873
	03	2014	20.3607	22.4151	17,526
	03	2013	15.2624	20.3607	16,864
	03	2012	13.5249	15.2624	28,616
	03	2011	13.5576	13.5249	43,541
	03	2010	11.9079	13.5576	56,802

	04	2019	24.4460	30.8463	53,406
	04	2018	27.1392	24.4460	63,517
	04	2017	23.0076	27.1392	70,161
	04	2016	21.7250	23.0076	80,431
	04	2015	21.9998	21.7250	106,303
	04	2014	20.0141	21.9998	124,352
	04	2013	15.0256	20.0141	196,569
	04	2012	13.3356	15.0256	271,042
	04	2011	13.3883	13.3356	344,194
	04	2010	11.7772	13.3883	441,208

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	24.2452	30.5769	304
	05	2018	26.9304	24.2452	316
	05	2017	22.8424	26.9304	1,152
	05	2016	21.5799	22.8424	4,136
	05	2015	21.8640	21.5799	4,164
	05	2014	19.9006	21.8640	4,255
	05	2013	14.9480	19.9006	1,327
	05	2012	13.2735	14.9480	1,468
	05	2011	13.3327	13.2735	1,511
	05	2010	11.7342	13.3327	7,004

	06	2019	23.6508	29.7829	0
	06	2018	26.3096	23.6508	3,527
	06	2017	22.3492	26.3096	4,659
	06	2016	21.1465	22.3492	10,028
	06	2015	21.4578	21.1465	10,941
	06	2014	19.5610	21.4578	11,689
	06	2013	14.7154	19.5610	18,710
	06	2012	13.0872	14.7154	25,470
	06	2011	13.1657	13.0872	29,390
	06	2010	11.6051	13.1657	38,399

	07	2019	23.2259	29.2332	179
	07	2018	25.8501	23.2259	946
	07	2017	21.9699	25.8501	1,098
	07	2016	20.7982	21.9699	2,381
	07	2015	21.1152	20.7982	2,871
	07	2014	19.2585	21.1152	3,667
	07	2013	14.4953	19.2585	12,800
	07	2012	12.8980	14.4953	17,828
	07	2011	12.9821	12.8980	33,527
	07	2010	11.4490	12.9821	52,102

	08	2019	22.4930	28.2532	0
	08	2018	25.0856	22.4930	0
	08	2017	21.3635	25.0856	0
	08	2016	20.2656	21.3635	0
	08	2015	20.6167	20.2656	0
	08	2014	18.8425	20.6167	1,468
	08	2013	14.2112	18.8425	5,575
	08	2012	12.6713	14.2112	6,554
	08	2011	12.7801	12.6713	7,219
	08	2010	11.2940	12.7801	9,880

MFS Corporate Bond Portfolio, Service Class	01	2019	17.4133	19.5931	339,713
	01	2018	18.3217	17.4133	327,321
	01	2017	17.5637	18.3217	418,034
	01	2016	16.8587	17.5637	473,728
	01	2015	17.2506	16.8587	489,015
	01	2014	16.6192	17.2506	591,761
	01	2013	16.9931	16.6192	546,585
	01	2012	15.5748	16.9931	569,617
	01	2011	14.9038	15.5748	606,345
	01	2010	13.6997	14.9038	787,620

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	16.8490	18.9201	124,123
	02	2018	17.7637	16.8490	124,092
	02	2017	17.0630	17.7637	146,420
	02	2016	16.4114	17.0630	195,664
	02	2015	16.8271	16.4114	204,968
	02	2014	16.2443	16.8271	230,510
	02	2013	16.6436	16.2443	207,280
	02	2012	15.2858	16.6436	202,906
	02	2011	14.6570	15.2858	237,365
	02	2010	13.5002	14.6570	185,861

	03	2019	16.7102	18.7549	2,742
	03	2018	17.6264	16.7102	1,046
	03	2017	16.9396	17.6264	1,043
	03	2016	16.3010	16.9396	5,142
	03	2015	16.7225	16.3010	1,411
	03	2014	16.1516	16.7225	1,449
	03	2013	16.5571	16.1516	1,786
	03	2012	15.2142	16.5571	880
	03	2011	14.5957	15.2142	878
	03	2010	13.4506	14.5957	914

	04	2019	16.3010	18.2681	102,442
	04	2018	17.2208	16.3010	114,490
	04	2017	16.5748	17.2208	137,954
	04	2016	15.9745	16.5748	141,074
	04	2015	16.4127	15.9745	123,226
	04	2014	15.8766	16.4127	144,167
	04	2013	16.3002	15.8766	158,402
	04	2012	15.0012	16.3002	148,319
	04	2011	14.4134	15.0012	155,315
	04	2010	13.3030	14.4134	167,798

	05	2019	16.1672	18.1086	0
	05	2018	17.0884	16.1672	0
	05	2017	16.4559	17.0884	0
	05	2016	15.8679	16.4559	0
	05	2015	16.3114	15.8679	0
	05	2014	15.7867	16.3114	13,546
	05	2013	16.2161	15.7867	13,673
	05	2012	14.9314	16.2161	13,470
	05	2011	14.3536	14.9314	13,546
	05	2010	13.2546	14.3536	0

	06	2019	15.7708	17.6384	0
	06	2018	16.6944	15.7708	0
	06	2017	16.1006	16.6944	0
	06	2016	15.5492	16.1006	0
	06	2015	16.0084	15.5492	0
	06	2014	15.5173	16.0084	0
	06	2013	15.9638	15.5173	27,009
	06	2012	14.7219	15.9638	26,356
	06	2011	14.1739	14.7219	26,668
	06	2010	13.1087	14.1739	27,787

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	13.9607	15.6061	0
	07	2018	14.7858	13.9607	0
	07	2017	14.2671	14.7858	0
	07	2016	13.7855	14.2671	0
	07	2015	14.1999	13.7855	0
	07	2014	13.7712	14.1999	0
	07	2013	14.1748	13.7712	0
	07	2012	13.0787	14.1748	850
	07	2011	12.5983	13.0787	816
	07	2010	11.6575	12.5983	1,808

	08	2019	13.5201	15.0829	0
	08	2018	14.3484	13.5201	0
	08	2017	13.8732	14.3484	0
	08	2016	13.4324	13.8732	0
	08	2015	13.8646	13.4324	0
	08	2014	13.4737	13.8646	0
	08	2013	13.8970	13.4737	0
	08	2012	12.8489	13.8970	52
	08	2011	12.4023	12.8489	0
	08	2010	11.4997	12.4023	0

MFS Core Equity Portfolio, Service Class	01	2019	19.2946	25.2023	80,584
	01	2018	20.4616	19.2946	105,337
	01	2017	16.7170	20.4616	155,151
	01	2016	15.3114	16.7170	185,564
	01	2015	15.6394	15.3114	212,717
	01	2014	14.3246	15.6394	229,113
	01	2013	10.8518	14.3246	256,179
	01	2012	9.4978	10.8518	290,739
	01	2011	9.7844	9.4978	318,102
	01	2010	8.5111	9.7844	263,255

	02	2019	18.8361	24.5542	65,025
	02	2018	20.0157	18.8361	74,018
	02	2017	16.3855	20.0157	75,626
	02	2016	15.0384	16.3855	97,061
	02	2015	15.3919	15.0384	106,450
	02	2014	14.1266	15.3919	87,281
	02	2013	10.7236	14.1266	117,639
	02	2012	9.4048	10.7236	159,121
	02	2011	9.7083	9.4048	189,747
	02	2010	8.4622	9.7083	133,445

	03	2019	18.7228	24.3943	1,011
	03	2018	19.9054	18.7228	0
	03	2017	16.3034	19.9054	0
	03	2016	14.9707	16.3034	0
	03	2015	15.3304	14.9707	1,278
	03	2014	14.0774	15.3304	1,273
	03	2013	10.6917	14.0774	2,316
	03	2012	9.3817	10.6917	1,964
	03	2011	9.6894	9.3817	2,087
	03	2010	8.4499	9.6894	1,991

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	18.3870	23.9207	46,172
	04	2018	19.5781	18.3870	91,602
	04	2017	16.0595	19.5781	103,022
	04	2016	14.7694	16.0595	119,223
	04	2015	15.1475	14.7694	123,726
	04	2014	13.9307	15.1475	120,026
	04	2013	10.5965	13.9307	75,185
	04	2012	9.3125	10.5965	86,833
	04	2011	9.6327	9.3125	107,374
	04	2010	8.4133	9.6327	71,245

	05	2019	18.2765	23.7645	0
	05	2018	19.4706	18.2765	0
	05	2017	15.9796	19.4706	0
	05	2016	14.7033	15.9796	0
	05	2015	15.0874	14.7033	0
	05	2014	13.8825	15.0874	0
	05	2013	10.5652	13.8825	0
	05	2012	9.2897	10.5652	0
	05	2011	9.6139	9.2897	0
	05	2010	8.4013	9.6139	0

	06	2019	17.9486	23.3035	0
	06	2018	19.1500	17.9486	0
	06	2017	15.7401	19.1500	0
	06	2016	14.5052	15.7401	0
	06	2015	14.9070	14.5052	0
	06	2014	13.7376	14.9070	0
	06	2013	10.4710	13.7376	0
	06	2012	9.2211	10.4710	0
	06	2011	9.5576	9.2211	0
	06	2010	8.3648	9.5576	0

	07	2019	17.8406	23.1515	0
	07	2018	19.0444	17.8406	0
	07	2017	15.6611	19.0444	0
	07	2016	14.4398	15.6611	0
	07	2015	14.8474	14.4398	0
	07	2014	13.6896	14.8474	0
	07	2013	10.4398	13.6896	0
	07	2012	9.1983	10.4398	0
	07	2011	9.5389	9.1983	1,246
	07	2010	8.3527	9.5389	0

	08	2019	17.4133	22.5512	0
	08	2018	18.6263	17.4133	0
	08	2017	15.3484	18.6263	0
	08	2016	14.1805	15.3484	0
	08	2015	14.6107	14.1805	0
	08	2014	13.4991	14.6107	0
	08	2013	10.3156	13.4991	0
	08	2012	9.1077	10.3156	0
	08	2011	9.4642	9.1077	0
	08	2010	8.3043	9.4642	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Emerging Markets Equity Portfolio, Service Class	01	2019	13.9818	16.5186	44,048
	01	2018	16.5654	13.9818	58,828
	01	2017	12.2401	16.5654	65,048
	01	2016	11.4190	12.2401	85,876
	01	2015	13.3655	11.4190	101,608
	01	2014	14.6179	13.3655	96,684
	01	2013	15.7199	14.6179	96,876
	01	2012	13.4846	15.7199	129,408
	01	2011	16.8777	13.4846	152,080
	01	2010	13.9058	16.8777	173,282

	02	2019	13.6123	16.0498	29,526
	02	2018	16.1601	13.6123	28,899
	02	2017	11.9646	16.1601	29,801
	02	2016	11.1847	11.9646	39,294
	02	2015	13.1180	11.1847	58,285
	02	2014	14.3765	13.1180	65,678
	02	2013	15.4918	14.3765	75,453
	02	2012	13.3163	15.4918	110,663
	02	2011	16.7009	13.3163	124,428
	02	2010	13.7882	16.7009	145,390

	03	2019	13.5211	15.9343	725
	03	2018	16.0600	13.5211	725
	03	2017	11.8965	16.0600	725
	03	2016	11.1267	11.8965	725
	03	2015	13.0566	11.1267	725
	03	2014	14.3166	13.0566	977
	03	2013	15.4351	14.3166	955
	03	2012	13.2743	15.4351	283
	03	2011	16.6568	13.2743	445
	03	2010	13.7588	16.6568	98

	04	2019	13.2513	15.5927	35,820
	04	2018	15.7634	13.2513	37,506
	04	2017	11.6943	15.7634	24,263
	04	2016	10.9544	11.6943	39,137
	04	2015	12.8742	10.9544	41,886
	04	2014	14.1383	12.8742	55,710
	04	2013	15.2663	14.1383	55,851
	04	2012	13.1494	15.2663	69,038
	04	2011	16.5253	13.1494	77,089
	04	2010	13.6711	16.5253	69,937

	05	2019	13.1626	15.4803	0
	05	2018	15.6661	13.1626	0
	05	2017	11.6282	15.6661	0
	05	2016	10.8980	11.6282	0
	05	2015	12.8144	10.8980	0
	05	2014	14.0797	12.8144	0
	05	2013	15.2108	14.0797	0
	05	2012	13.1083	15.2108	0
	05	2011	16.4820	13.1083	0
	05	2010	13.6421	16.4820	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	12.8998	15.1486	0
	06	2018	15.3764	12.8998	0
	06	2017	11.4302	15.3764	0
	06	2016	10.7289	11.4302	0
	06	2015	12.6350	10.7289	0
	06	2014	13.9040	12.6350	0
	06	2013	15.0440	13.9040	0
	06	2012	12.9846	15.0440	0
	06	2011	16.3516	12.9846	1,744
	06	2010	13.5550	16.3516	1,745

	07	2019	12.8133	15.0396	0
	07	2018	15.2811	12.8133	0
	07	2017	11.3651	15.2811	0
	07	2016	10.6732	11.3651	0
	07	2015	12.5759	10.6732	0
	07	2014	13.8460	12.5759	0
	07	2013	14.9890	13.8460	874
	07	2012	12.9437	14.9890	818
	07	2011	16.3085	12.9437	872
	07	2010	13.5261	16.3085	614

	08	2019	12.4719	14.6091	0
	08	2018	14.9044	12.4719	0
	08	2017	11.1075	14.9044	4
	08	2016	10.4527	11.1075	5
	08	2015	12.3414	10.4527	5
	08	2014	13.6157	12.3414	5
	08	2013	14.7700	13.6157	5
	08	2012	12.7809	14.7700	0
	08	2011	16.1364	12.7809	0
	08	2010	13.4108	16.1364	0

MFS Global Growth Portfolio, Service Class	01	2019	29.3095	39.0872	0
	01	2018	31.4078	29.3095	0
	01	2017	24.2449	31.4078	0
	01	2016	23.3010	24.2449	0
	01	2015	24.1444	23.3010	0
	01	2014	23.6049	24.1444	0
	01	2013	19.8554	23.6049	0
	01	2012	16.9050	19.8554	1,178
	01	2011	18.4251	16.9050	1,654
	01	2010	16.8050	18.4251	4,846

	02	2019	28.3596	37.7447	0
	02	2018	30.4513	28.3596	0
	02	2017	23.5537	30.4513	0
	02	2016	22.6829	23.5537	0
	02	2015	23.5518	22.6829	207
	02	2014	23.0725	23.5518	206
	02	2013	19.4471	23.0725	207
	02	2012	16.5913	19.4471	2,022
	02	2011	18.1200	16.5913	3,349
	02	2010	16.5604	18.1200	3,696

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	28.1262	37.4152	0
	03	2018	30.2159	28.1262	0
	03	2017	23.3834	30.2159	0
	03	2016	22.5303	23.3834	0
	03	2015	23.4054	22.5303	0
	03	2014	22.9408	23.4054	0
	03	2013	19.3460	22.9408	0
	03	2012	16.5135	19.3460	0
	03	2011	18.0442	16.5135	0
	03	2010	16.4995	18.0442	0

	04	2019	27.4372	36.4438	3,137
	04	2018	29.5205	27.4372	3,587
	04	2017	22.8797	29.5205	3,778
	04	2016	22.0789	22.8797	4,854
	04	2015	22.9716	22.0789	7,320
	04	2014	22.5501	22.9716	7,580
	04	2013	19.0457	22.5501	8,048
	04	2012	16.2823	19.0457	9,666
	04	2011	17.8188	16.2823	11,434
	04	2010	16.3184	17.8188	14,501

	05	2019	27.2119	36.1256	0
	05	2018	29.2934	27.2119	0
	05	2017	22.7155	29.2934	0
	05	2016	21.9315	22.7155	0
	05	2015	22.8299	21.9315	0
	05	2014	22.4223	22.8299	0
	05	2013	18.9474	22.4223	0
	05	2012	16.2065	18.9474	0
	05	2011	17.7449	16.2065	0
	05	2010	16.2589	17.7449	0

	06	2019	26.5448	35.1875	0
	06	2018	28.6182	26.5448	0
	06	2017	22.2250	28.6182	0
	06	2016	21.4910	22.2250	0
	06	2015	22.4058	21.4910	0
	06	2014	22.0397	22.4058	0
	06	2013	18.6527	22.0397	0
	06	2012	15.9790	18.6527	0
	06	2011	17.5227	15.9790	0
	06	2010	16.0800	17.5227	0

	07	2019	25.1119	33.2713	0
	07	2018	27.0871	25.1119	0
	07	2017	21.0466	27.0871	0
	07	2016	20.3619	21.0466	0
	07	2015	21.2394	20.3619	0
	07	2014	20.9030	21.2394	0
	07	2013	17.6997	20.9030	0
	07	2012	15.1705	17.6997	0
	07	2011	16.6445	15.1705	0
	07	2010	15.2819	16.6445	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	24.3194	32.1559	0
	08	2018	26.2859	24.3194	0
	08	2017	20.4656	26.2859	8
	08	2016	19.8404	20.4656	10
	08	2015	20.7380	19.8404	12
	08	2014	20.4515	20.7380	12
	08	2013	17.3529	20.4515	14
	08	2012	14.9039	17.3529	0
	08	2011	16.3856	14.9039	0
	08	2010	15.0750	16.3856	0

MFS Global Research Portfolio, Service Class	01	2019	21.6904	28.0647	617
	01	2018	24.2656	21.6904	1,172
	01	2017	19.7192	24.2656	2,718
	01	2016	19.0667	19.7192	4,406
	01	2015	19.6100	19.0667	4,052
	01	2014	19.5292	19.6100	4,216
	01	2013	16.0629	19.5292	5,464
	01	2012	14.0186	16.0629	11,181
	01	2011	15.3344	14.0186	12,310
	01	2010	13.8760	15.3344	14,195

	02	2019	20.9874	27.1007	2,172
	02	2018	23.5265	20.9874	1,631
	02	2017	19.1569	23.5265	1,631
	02	2016	18.5608	19.1569	1,862
	02	2015	19.1286	18.5608	1,876
	02	2014	19.0886	19.1286	6,747
	02	2013	15.7326	19.0886	9,069
	02	2012	13.7584	15.7326	9,349
	02	2011	15.0804	13.7584	10,215
	02	2010	13.6740	15.0804	9,987

	03	2019	28.8146	26.8641	611
	03	2018	23.3447	20.8146	0
	03	2017	19.0184	23.3447	0
	03	2016	18.4360	19.0184	0
	03	2015	19.0097	18.4360	0
	03	2014	18.9797	19.0097	0
	03	2013	15.6508	18.9797	0
	03	2012	13.6939	15.6508	0
	03	2011	15.0173	13.6939	0
	03	2010	13.6237	15.0173	0

	04	2019	20.3047	26.1665	2,116
	04	2018	22.8074	20.3047	988
	04	2017	18.6087	22.8074	988
	04	2016	18.0665	18.6087	988
	04	2015	18.6573	18.0665	1,833
	04	2014	18.6565	18.6573	988
	04	2013	15.4079	18.6565	988
	04	2012	13.5022	15.4079	4,674
	04	2011	14.8298	13.5022	4,770
	04	2010	13.4741	14.8298	4,857

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	20.1379	25.9380	0
	05	2018	22.6319	20.1379	0
	05	2017	18.4751	22.6319	0
	05	2016	17.9459	18.4751	0
	05	2015	18.5422	17.9459	0
	05	2014	18.5507	18.5422	0
	05	2013	15.3283	18.5507	0
	05	2012	13.4393	15.3283	0
	05	2011	14.7682	13.4393	0
	05	2010	13.4250	14.7682	0

	06	2019	19.6442	25.2644	0
	06	2018	22.1101	19.6442	0
	06	2017	18.0762	22.1101	0
	06	2016	17.5854	18.0762	0
	06	2015	18.1977	17.5854	0
	06	2014	18.2341	18.1977	0
	06	2013	15.0898	18.2341	0
	06	2012	13.2506	15.0898	0
	06	2011	14.5832	13.2506	0
	06	2010	13.2772	14.5832	0

	07	2019	19.0716	24.5215	0
	07	2018	21.4817	19.0716	0
	07	2017	17.5713	21.4817	0
	07	2016	17.1029	17.5713	0
	07	2015	17.7074	17.1029	0
	07	2014	17.7519	17.7074	0
	07	2013	14.6983	17.7519	0
	07	2012	12.9135	14.6983	0
	07	2011	14.2194	12.9135	0
	07	2010	12.9526	14.2194	0

	08	2019	18.4740	23.6994	0
	08	2018	20.8462	18.4740	0
	08	2017	17.0861	20.8462	0
	08	2016	16.6649	17.0861	0
	08	2015	17.2893	16.6649	0
	08	2014	17.3684	17.2893	0
	08	2013	14.4102	17.3684	0
	08	2012	12.6865	14.4102	0
	08	2011	13.9981	12.6865	0
	08	2010	12.7772	13.9981	0

MFS Global Tactical Allocation Portfolio, Service Class	01	2019	12.2808	13.7991	787,957
	01	2018	13.1241	12.2808	931,617
	01	2017	12.0721	13.1241	1,193,485
	01	2016	11.5877	12.0721	1,521,469
	01	2015	12.0891	11.5877	1,651,031
	01	2014	11.7971	12.0891	1,763,970
	01	2013	11.0566	11.7971	1,918,988
	01	2012	10.2950	11.0566	2,135,505
	01	2011	10.3392	10.2950	2,536,205
	01	2010	9.9878	10.3392	2,426,745

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	12.0576	13.5212	5,787
	02	2018	12.9116	12.0576	5,972
	02	2017	11.9004	12.9116	7,971
	02	2016	11.4462	11.9004	22,015
	02	2015	11.9659	11.4462	25,109
	02	2014	11.7007	11.9659	25,245
	02	2013	10.9885	11.7007	77,462
	02	2012	10.2526	10.9885	14,346
	02	2011	10.3176	10.2526	11,214
	02	2010	9.9873	10.3176	4,367

	03	2019	12.0022	13.4524	0
	03	2018	12.8588	12.0022	0
	03	2017	11.8577	12.8588	0
	03	2016	11.4110	11.8577	0
	03	2015	11.9352	11.4110	0
	03	2014	11.6766	11.9352	2,207
	03	2013	10.9716	11.6766	2,251
	03	2012	10.2420	10.9716	2,403
	03	2011	10.3122	10.2420	0
	03	2010	9.9871	10.3122	0

	04	2019	11.8377	13.2480	252,735
	04	2018	12.7018	11.8377	276,727
	04	2017	11.7306	12.7018	372,518
	04	2016	11.3060	11.7306	458,310
	04	2015	11.8435	11.3060	482,191
	04	2014	11.6047	11.8435	571,763
	04	2013	10.9207	11.6047	625,119
	04	2012	10.2103	10.9207	647,903
	04	2011	10.2960	10.2103	629,778
	04	2010	9.9867	10.2960	621,865

	05	2019	11.7833	13.1802	0
	05	2018	12.6500	11.7833	0
	05	2017	11.6889	12.6500	0
	05	2016	11.2715	11.6889	0
	05	2015	11.8134	11.2715	0
	05	2014	11.5810	11.8134	0
	05	2013	10.9039	11.5810	0
	05	2012	10.1998	10.9039	0
	05	2011	10.2906	10.1998	0
	05	2010	9.9866	10.2906	0

	06	2019	11.6218	12.9802	0
	06	2018	12.4954	11.6218	0
	06	2017	11.5633	12.4954	0
	06	2016	11.1675	11.5633	0
	06	2015	11.7224	11.1675	0
	06	2014	11.5095	11.7224	0
	06	2013	10.8533	11.5095	0
	06	2012	10.1681	10.8533	0
	06	2011	10.2744	10.1681	0
	06	2010	9.9862	10.2744	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	11.5684	12.9141	0
	07	2018	12.4443	11.5684	0
	07	2017	11.5218	12.4443	0
	07	2016	11.1332	11.5218	0
	07	2015	11.6923	11.1332	0
	07	2014	11.4858	11.6923	0
	07	2013	10.8365	11.4858	8,393
	07	2012	10.1576	10.8365	8,906
	07	2011	10.2690	10.1576	0
	07	2010	9.9860	10.2690	0

	08	2019	11.3564	12.6517	0
	08	2018	12.2413	11.3564	0
	08	2017	11.3569	12.2413	17
	08	2016	10.9963	11.3569	19
	08	2015	11.5723	10.9963	21
	08	2014	11.3913	11.5723	23
	08	2013	10.7694	11.3913	25
	08	2012	10.1155	10.7694	0
	08	2011	10.2474	10.1155	0
	08	2010	9.9855	10.2474	0

MFS Government Securities Portfolio, Service Class	01	2019	12.5316	13.1013	780,860
	01	2018	12.7273	12.5316	851,939
	01	2017	12.6893	12.7273	1,038,705
	01	2016	12.8220	12.6893	1,289,166
	01	2015	13.0105	12.8220	1,465,299
	01	2014	12.6451	13.0105	1,684,369
	01	2013	13.2474	12.6451	1,971,255
	01	2012	13.1786	13.2474	2,205,443
	01	2011	12.5158	13.1786	2,309,521
	01	2010	12.1847	12.5158	3,350,963

	02	2019	12.1254	12.6512	466,985
	02	2018	12.3396	12.1254	530,604
	02	2017	12.3275	12.3396	631,418
	02	2016	12.4818	12.3275	691,462
	02	2015	12.6911	12.4818	769,453
	02	2014	12.3598	12.6911	983,953
	02	2013	12.9750	12.3598	1,257,754
	02	2012	12.9340	12.9750	1,320,566
	02	2011	12.3086	12.9340	1,378,134
	02	2010	12.0073	12.3086	1,642,487

	03	2019	12.0256	12.5408	42,655
	03	2018	12.2442	12.0256	45,664
	03	2017	12.2383	12.2442	51,647
	03	2016	12.3979	12.2383	56,413
	03	2015	12.6122	12.3979	64,508
	03	2014	12.2893	12.6122	72,029
	03	2013	12.9075	12.2893	69,455
	03	2012	12.8734	12.9075	53,172
	03	2011	12.2571	12.8734	60,351
	03	2010	11.9632	12.2571	71,393

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	11.7310	12.2152	171,742
	04	2018	11.9625	11.7310	190,639
	04	2017	11.9748	11.9625	238,423
	04	2016	12.1495	11.9748	261,238
	04	2015	12.3785	12.1495	324,552
	04	2014	12.0801	12.3785	429,331
	04	2013	12.7072	12.0801	532,804
	04	2012	12.6932	12.7072	592,750
	04	2011	12.1040	12.6932	654,501
	04	2010	11.8319	12.1040	790,789

	05	2019	11.6347	12.1086	843
	05	2018	11.8705	11.6347	831
	05	2017	11.8888	11.8705	1,736
	05	2016	12.0684	11.8888	3,924
	05	2015	12.3021	12.0684	3,836
	05	2014	12.0116	12.3021	3,897
	05	2013	12.6416	12.0116	1,554
	05	2012	12.6341	12.6416	946
	05	2011	12.0538	12.6341	875
	05	2010	11.7888	12.0538	8,208

	06	2019	11.3494	11.7941	6,528
	06	2018	11.5968	11.3494	9,903
	06	2017	11.6321	11.5968	11,799
	06	2016	11.8260	11.6321	15,968
	06	2015	12.0736	11.8260	15,548
	06	2014	11.8066	12.0736	19,038
	06	2013	12.4450	11.8066	33,675
	06	2012	12.4568	12.4450	35,493
	06	2011	11.9028	12.4568	37,367
	06	2010	11.6591	11.9028	64,437

	07	2019	10.9127	11.3345	347
	07	2018	11.1562	10.9127	1,697
	07	2017	11.1958	11.1562	2,001
	07	2016	11.3883	11.1958	3,845
	07	2015	11.6326	11.3883	4,240
	07	2014	11.3812	11.6326	5,527
	07	2013	12.0027	11.3812	30,090
	07	2012	12.0203	12.0027	53,132
	07	2011	11.4915	12.0203	63,902
	07	2010	11.2619	11.4915	101,913

	08	2019	10.5683	10.9546	0
	08	2018	10.8262	10.5683	0
	08	2017	10.8868	10.8262	0
	08	2016	11.0967	10.8868	0
	08	2015	11.3580	11.0967	0
	08	2014	11.1353	11.3580	3,302
	08	2013	11.7675	11.1353	6,542
	08	2012	11.8091	11.7675	6,459
	08	2011	11.3128	11.8091	6,754
	08	2010	11.1095	11.3128	9,234

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS High Yield Portfolio, Service Class	01	2019	21.4140	24.0899	78,727
	01	2018	22.5149	21.4140	100,693
	01	2017	21.5431	22.5149	121,254
	01	2016	19.2842	21.5431	155,080
	01	2015	20.5253	19.2842	221,339
	01	2014	20.3643	20.5253	270,555
	01	2013	19.5257	20.3643	335,520
	01	2012	17.3441	19.5257	385,192
	01	2011	16.9872	17.3441	259,462
	01	2010	14.9777	16.9872	322,383

	02	2019	20.7200	23.2625	73,110
	02	2018	21.8292	20.7200	81,163
	02	2017	20.9289	21.8292	97,707
	02	2016	18.7726	20.9289	128,150
	02	2015	20.0215	18.7726	160,031
	02	2014	19.9049	20.0215	186,968
	02	2013	19.1242	19.9049	217,823
	02	2012	17.0223	19.1242	245,439
	02	2011	16.7059	17.0223	220,072
	02	2010	14.7597	16.7059	300,946

	03	2019	24.5495	23.0595	12,478
	03	2018	21.6605	20.5495	13,637
	03	2017	20.7776	21.6605	14,032
	03	2016	18.6464	20.7776	15,513
	03	2015	19.8971	18.6464	21,568
	03	2014	19.7914	19.8971	20,249
	03	2013	19.0248	19.7914	29,266
	03	2012	16.9425	19.0248	32,736
	03	2011	16.6360	16.9425	14,888
	03	2010	14.7055	16.6360	13,948

	04	2019	20.0463	22.4609	39,105
	04	2018	21.1621	20.0463	42,190
	04	2017	20.3302	21.1621	46,216
	04	2016	18.2729	20.3302	57,772
	04	2015	19.5285	18.2729	74,685
	04	2014	19.4545	19.5285	99,192
	04	2013	18.7297	19.4545	133,765
	04	2012	16.7054	18.7297	146,105
	04	2011	16.4283	16.7054	111,086
	04	2010	14.5442	16.4283	141,119

	05	2019	19.8815	22.2647	980
	05	2018	20.9992	19.8815	1,028
	05	2017	20.1842	20.9992	1,084
	05	2016	18.1508	20.1842	1,096
	05	2015	19.4079	18.1508	3,145
	05	2014	19.3442	19.4079	1,092
	05	2013	18.6329	19.3442	1,087
	05	2012	16.6275	18.6329	1,073
	05	2011	16.3601	16.6275	159
	05	2010	14.4911	16.3601	2,128

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	19.3943	21.6867	869
	06	2018	20.5153	19.3943	904
	06	2017	19.7486	20.5153	1,258
	06	2016	17.7864	19.7486	1,712
	06	2015	19.0475	17.7864	2,006
	06	2014	19.0141	19.0475	2,504
	06	2013	18.3432	19.0141	5,540
	06	2012	16.3943	18.3432	6,413
	06	2011	16.1553	16.3943	9,146
	06	2010	14.3317	16.1553	12,745

	07	2019	16.7134	18.6796	91
	07	2018	17.6885	16.7134	459
	07	2017	17.0360	17.6885	536
	07	2016	15.3512	17.0360	1,110
	07	2015	16.4480	15.3512	1,374
	07	2014	16.4276	16.4480	1,696
	07	2013	15.8560	16.4276	6,129
	07	2012	14.1786	15.8560	8,782
	07	2011	13.9791	14.1786	11,076
	07	2010	12.4075	13.9791	20,114

	08	2019	16.1860	18.0534	0
	08	2018	17.1653	16.1860	0
	08	2017	16.5657	17.1653	0
	08	2016	14.9581	16.5657	0
	08	2015	16.0597	14.9581	0
	08	2014	16.0727	16.0597	785
	08	2013	15.5454	16.0727	881
	08	2012	13.9295	15.5454	960
	08	2011	13.7616	13.9295	1,217
	08	2010	12.2395	13.7616	1,567

MFS International Growth Portfolio, Service Class	01	2019	13.0362	16.2897	46,589
	01	2018	14.6227	13.0362	58,986
	01	2017	11.2387	14.6227	65,865
	01	2016	11.1921	11.2387	92,007
	01	2015	11.3737	11.1921	96,488
	01	2014	12.2036	11.3737	120,044
	01	2013	10.9210	12.2036	126,266
	01	2012	9.2946	10.9210	126,413
	01	2011	10.6372	9.2946	157,367
	01	2010	9.4205	10.6372	159,754

	02	2019	12.7265	15.8708	21,642
	02	2018	14.3040	12.7265	25,351
	02	2017	11.0159	14.3040	17,784
	02	2016	10.9925	11.0159	26,583
	02	2015	11.1938	10.9925	26,961
	02	2014	12.0350	11.1938	35,826
	02	2013	10.7920	12.0350	37,313
	02	2012	9.2036	10.7920	49,142
	02	2011	10.5545	9.2036	67,086
	02	2010	9.3664	10.5545	59,698

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	12.6499	15.7674	0
	03	2018	14.2252	12.6499	0
	03	2017	10.9607	14.2252	0
	03	2016	10.9430	10.9607	0
	03	2015	11.1490	10.9430	1,733
	03	2014	11.9931	11.1490	1,748
	03	2013	10.7599	11.9931	1,595
	03	2012	9.1809	10.7599	1,619
	03	2011	10.5339	9.1809	1,763
	03	2010	9.3528	10.5339	1,599

	04	2019	12.4231	15.4613	12,827
	04	2018	13.9913	12.4231	14,204
	04	2017	10.7967	13.9913	27,929
	04	2016	10.7959	10.7967	23,766
	04	2015	11.0160	10.7959	22,092
	04	2014	11.8681	11.0160	25,645
	04	2013	10.6642	11.8681	36,988
	04	2012	9.1133	10.6642	29,883
	04	2011	10.4723	9.1133	31,859
	04	2010	9.3123	10.4723	30,954

	05	2019	12.3484	15.3603	0
	05	2018	13.9145	12.3484	0
	05	2017	10.7430	13.9145	0
	05	2016	10.7476	10.7430	0
	05	2015	10.9723	10.7476	0
	05	2014	11.8271	10.9723	0
	05	2013	10.6327	11.8271	0
	05	2012	9.0910	10.6327	0
	05	2011	10.4520	9.0910	0
	05	2010	9.2990	10.4520	0

	06	2019	12.1268	15.0623	0
	06	2018	13.6853	12.1268	0
	06	2017	10.5819	13.6853	0
	06	2016	10.6027	10.5819	0
	06	2015	10.8410	10.6027	0
	06	2014	11.7035	10.8410	0
	06	2013	10.5378	11.7035	0
	06	2012	9.0238	10.5378	0
	06	2011	10.3906	9.0238	954
	06	2010	9.2586	10.3906	970

	07	2019	12.0539	14.9641	0
	07	2018	13.6099	12.0539	0
	07	2017	10.5289	13.6099	0
	07	2016	10.5550	10.5289	0
	07	2015	10.7978	10.5550	0
	07	2014	11.6628	10.7978	0
	07	2013	10.5065	11.6628	0
	07	2012	9.0016	10.5065	0
	07	2011	10.3704	9.0016	0
	07	2010	9.2453	10.3704	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	11.7651	14.5760	0
	08	2018	13.3111	11.7651	0
	08	2017	10.3187	13.3111	0
	08	2016	10.3655	10.3187	0
	08	2015	10.6257	10.3655	0
	08	2014	11.5005	10.6257	0
	08	2013	10.3815	11.5005	0
	08	2012	8.9129	10.3815	0
	08	2011	10.2892	8.9129	0
	08	2010	9.1918	10.2892	0

MFS International Intrinsic Value Portfolio, Service Class	01	2019	15.5970	19.2659	240,808
	01	2018	17.5769	15.5970	351,570
	01	2017	14.0982	17.5769	402,667
	01	2016	13.8114	14.0982	587,685
	01	2015	13.2150	13.8114	712,748
	01	2014	13.2929	13.2150	868,665
	01	2013	10.5948	13.2929	1,137,918
	01	2012	9.2977	10.5948	1,341,649
	01	2011	9.6293	9.2977	1,597,233
	01	2010	9.0051	9.6293	1,900,158

	02	2019	15.2265	18.7705	271,534
	02	2018	17.1939	15.2265	345,714
	02	2017	13.8187	17.1939	379,508
	02	2016	13.5652	13.8187	491,271
	02	2015	13.0059	13.5652	568,188
	02	2014	13.1093	13.0059	717,735
	02	2013	10.4697	13.1093	868,914
	02	2012	9.2067	10.4697	1,021,316
	02	2011	9.5545	9.2067	1,197,052
	02	2010	8.9533	9.5545	1,431,805

	03	2019	15.1349	18.6482	9,441
	03	2018	17.0991	15.1349	11,770
	03	2017	13.7495	17.0991	13,186
	03	2016	13.5041	13.7495	13,752
	03	2015	12.9539	13.5041	15,389
	03	2014	13.0636	12.9539	16,696
	03	2013	10.4386	13.0636	13,183
	03	2012	9.1840	10.4386	14,408
	03	2011	9.5358	9.1840	16,995
	03	2010	8.9404	9.5358	18,901

	04	2019	14.8634	18.2862	64,901
	04	2018	16.8180	14.8634	71,019
	04	2017	13.5438	16.8180	75,080
	04	2016	13.3226	13.5438	104,121
	04	2015	12.7993	13.3226	123,097
	04	2014	12.9275	12.7993	141,857
	04	2013	10.3457	12.9275	167,148
	04	2012	9.1163	10.3457	192,594
	04	2011	9.4800	9.1163	240,299
	04	2010	8.9017	9.4800	269,604

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	14.7741	18.1668	0
	05	2018	16.7257	14.7741	0
	05	2017	13.4764	16.7257	0
	05	2016	13.2630	13.4764	0
	05	2015	12.7486	13.2630	1,448
	05	2014	12.8827	12.7486	0
	05	2013	10.3151	12.8827	0
	05	2012	9.0940	10.3151	0
	05	2011	9.4616	9.0940	0
	05	2010	8.8889	9.4616	2,253

	06	2019	14.5091	17.8143	0
	06	2018	16.4503	14.5091	0
	06	2017	13.2744	16.4503	0
	06	2016	13.0842	13.2744	0
	06	2015	12.5961	13.0842	0
	06	2014	12.7482	12.5961	0
	06	2013	10.2231	12.7482	0
	06	2012	9.0268	10.2231	0
	06	2011	9.4061	9.0268	0
	06	2010	8.8503	9.4061	0

	07	2019	14.4217	17.6982	0
	07	2018	16.3595	14.4217	0
	07	2017	13.2078	16.3595	0
	07	2016	13.0253	13.2078	0
	07	2015	12.5457	13.0253	0
	07	2014	12.7038	12.5457	0
	07	2013	10.1926	12.7038	489
	07	2012	9.0046	10.1926	568
	07	2011	9.3877	9.0046	618
	07	2010	8.8375	9.3877	2,516

	08	2019	14.0763	17.2393	0
	08	2018	16.0004	14.0763	0
	08	2017	12.9441	16.0004	0
	08	2016	12.7914	12.9441	0
	08	2015	12.3458	12.7914	0
	08	2014	12.5270	12.3458	0
	08	2013	10.0714	12.5270	0
	08	2012	8.9159	10.0714	0
	08	2011	9.3143	8.9159	0
	08	2010	8.7864	9.3143	0

MFS Massachusetts Investors Growth Stock Portfolio, Service Class	01	2019	27.0675	37.1416	12,407
	01	2018	27.3793	27.0675	14,432
	01	2017	21.7409	27.3793	16,039
	01	2016	20.8962	21.7409	19,917
	01	2015	21.3289	20.8962	15,112
	01	2014	19.5073	21.3289	17,268
	01	2013	15.2495	19.5073	22,009
	01	2012	13.2768	15.2495	23,148
	01	2011	13.4294	13.2768	36,349
	01	2010	12.1084	13.4294	54,300

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	26.1901	35.8657	10,814
	02	2018	26.5453	26.1901	13,964
	02	2017	21.1210	26.5453	20,876
	02	2016	20.3417	21.1210	22,084
	02	2015	20.8053	20.3417	29,926
	02	2014	19.0672	20.8053	77,225
	02	2013	14.9358	19.0672	78,484
	02	2012	13.0303	14.9358	86,094
	02	2011	13.2070	13.0303	95,034
	02	2010	11.9321	13.2070	195,990

	03	2019	25.9745	35.5526	2,715
	03	2018	26.3401	25.9745	3,109
	03	2017	20.9683	26.3401	3,489
	03	2016	20.2049	20.9683	4,341
	03	2015	20.6760	20.2049	4,850
	03	2014	18.9584	20.6760	5,323
	03	2013	14.8582	18.9584	6,225
	03	2012	12.9692	14.8582	1,149
	03	2011	13.1517	12.9692	1,292
	03	2010	11.8882	13.1517	3,435

	04	2019	25.3383	34.6296	17,972
	04	2018	25.7340	25.3383	20,200
	04	2017	20.5167	25.7340	25,594
	04	2016	19.8001	20.5167	28,282
	04	2015	20.2927	19.8001	32,484
	04	2014	18.6356	20.2927	37,648
	04	2013	14.6275	18.6356	37,812
	04	2012	12.7876	14.6275	46,380
	04	2011	12.9874	12.7876	57,708
	04	2010	11.7577	12.9874	83,035

	05	2019	25.1302	34.3272	12
	05	2018	25.5361	25.1302	16
	05	2017	20.3694	25.5361	19
	05	2016	19.6679	20.3694	24
	05	2015	20.1675	19.6679	27
	05	2014	18.5300	20.1675	29
	05	2013	14.5521	18.5300	34
	05	2012	12.7281	14.5521	0
	05	2011	12.9335	12.7281	0
	05	2010	11.7148	12.9335	0

	06	2019	24.5141	33.4358	1,149
	06	2018	24.9474	24.5141	2,719
	06	2017	19.9296	24.9474	2,970
	06	2016	19.2729	19.9296	3,285
	06	2015	19.7929	19.2729	3,493
	06	2014	18.2137	19.7929	4,950
	06	2013	14.3256	18.2137	9,470
	06	2012	12.5494	14.3256	10,351
	06	2011	12.7715	12.5494	11,065
	06	2010	11.5859	12.7715	11,997

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	24.1175	32.8783	0
	07	2018	24.5561	24.1175	0
	07	2017	19.6270	24.5561	0
	07	2016	18.9899	19.6270	33
	07	2015	19.5122	18.9899	41
	07	2014	17.9646	19.5122	49
	07	2013	14.1369	17.9646	1,281
	07	2012	12.3905	14.1369	8,348
	07	2011	12.6162	12.3905	9,309
	07	2010	11.4508	12.6162	18,039

	08	2019	23.3563	31.7760	0
	08	2018	23.8298	23.3563	0
	08	2017	19.0851	23.8298	0
	08	2016	18.5035	19.0851	0
	08	2015	19.0515	18.5035	0
	08	2014	17.5765	19.0515	0
	08	2013	13.8599	17.5765	0
	08	2012	12.1727	13.8599	45
	08	2011	12.4199	12.1727	51
	08	2010	11.2958	12.4199	56

MFS U.S. Government Money Market Portfolio, Service Class	01	2019	8.8530	8.8453	783,805
	01	2018	8.8945	8.8530	850,727
	01	2017	9.0218	8.8945	1,170,874
	01	2016	9.1771	9.0218	1,528,234
	01	2015	9.3357	9.1771	1,732,305
	01	2014	9.4972	9.3357	2,082,904
	01	2013	9.6614	9.4972	2,684,753
	01	2012	9.8294	9.6614	2,610,200
	01	2011	9.9989	9.8294	1,168,985
	01	2010	10.1718	9.9989	1,289,655

	02	2019	8.5660	8.5414	575,406
	02	2018	8.6235	8.5660	580,627
	02	2017	8.7645	8.6235	720,541
	02	2016	8.9336	8.7645	987,387
	02	2015	9.1065	8.9336	1,134,960
	02	2014	9.2829	9.1065	1,227,126
	02	2013	9.4627	9.2829	1,557,972
	02	2012	9.6470	9.4627	2,149,939
	02	2011	9.8333	9.6470	925,260
	02	2010	10.0237	9.8333	1,204,722

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	8.4955	8.4668	54,047
	03	2018	8.5569	8.4955	61,437
	03	2017	8.7012	8.5569	108,678
	03	2016	8.8735	8.7012	112,064
	03	2015	9.0499	8.8735	135,290
	03	2014	9.2299	9.0499	131,898
	03	2013	9.4135	9.2299	139,047
	03	2012	9.6017	9.4135	119,894
	03	2011	9.7922	9.6017	116,323
	03	2010	9.9869	9.7922	92,451

	04	2019	8.2874	8.2470	170,324
	04	2018	8.3599	8.2874	187,171
	04	2017	8.5138	8.3599	208,037
	04	2016	8.6957	8.5138	274,627
	04	2015	8.8822	8.6957	342,218
	04	2014	9.0728	8.8822	659,207
	04	2013	9.2674	9.0728	717,854
	04	2012	9.4673	9.2674	906,644
	04	2011	9.6698	9.4673	647,032
	04	2010	9.8773	9.6698	774,792

	05	2019	8.2193	8.1750	590
	05	2018	8.2956	8.2193	539
	05	2017	8.4526	8.2956	572
	05	2016	8.6376	8.4526	530
	05	2015	8.8274	8.6376	490
	05	2014	9.0213	8.8274	501
	05	2013	9.2195	9.0213	490
	05	2012	9.4232	9.2195	305
	05	2011	9.6297	9.4232	277
	05	2010	9.8413	9.6297	3,585

	06	2019	8.0178	7.9627	5,049
	06	2018	8.1044	8.0178	5,444
	06	2017	8.2702	8.1044	7,207
	06	2016	8.4642	8.2702	8,046
	06	2015	8.6634	8.4642	14,590
	06	2014	8.8674	8.6634	40,829
	06	2013	9.0761	8.8674	58,383
	06	2012	9.2910	9.0761	77,049
	06	2011	9.5091	9.2910	126,112
	06	2010	9.7330	9.5091	87,241

	07	2019	8.0314	7.9722	354
	07	2018	8.1222	8.0314	1,696
	07	2017	8.2926	8.1222	2,049
	07	2016	8.4914	8.2926	3,643
	07	2015	8,6958	8.4914	4,119
	07	2014	8.9050	8.6958	5,791
	07	2013	9.1194	8.9050	29,102
	07	2012	9.3400	9.1194	48,358
	07	2011	9.5642	9.3400	44,773
	07	2010	9.7944	9.5642	69,280

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	7.7780	7.7049	0
	08	2018	7.8820	7.7780	0
	08	2017	8.0637	7.8820	85
	08	2016	8.4914	8.0637	86
	08	2015	8.4905	8.4914	0
	08	2014	8.7127	8.4905	6,858
	08	2013	8.9407	8.7127	7,562
	08	2012	9.1760	8.9407	7,921
	08	2011	9.4154	9.1760	8,560
	08	2010	9.6618	9.4154	10,642

MFS Research International Portfolio, Service Class	01	2019	20.4555	25.6729	71,152
	01	2018	24.2884	20.4555	91,928
	01	2017	19.3166	24.2884	111,719
	01	2016	19.8318	19.3166	172,726
	01	2015	20.6279	19.8318	194,645
	01	2014	22.6027	20.6279	227,907
	01	2013	19.3590	22.6027	270,425
	01	2012	16.9371	19.3590	314,443
	01	2011	19.3722	16.9371	373,205
	01	2010	17.8605	19.3722	402,143

	02	2019	19.7925	24.7911	85,943
	02	2018	23.5486	19.7925	108,408
	02	2017	18.7658	23.5486	117,235
	02	2016	19.3056	18.7658	149,301
	02	2015	20.1215	19.3056	169,431
	02	2014	22.0929	20.1215	198,233
	02	2013	18.9609	22.0929	240,406
	02	2012	16.6228	18.9609	291,645
	02	2011	19.0514	16.6228	363,971
	02	2010	17.6005	19.0514	381,567

	03	2019	19.6295	24.5745	3,197
	03	2018	23.3665	19.6295	3,493
	03	2017	18.6301	23.3665	4,364
	03	2016	19.1757	18.6301	5,475
	03	2015	19.9964	19.1757	5,795
	03	2014	21.9667	19.9964	6,419
	03	2013	18.8622	21.9667	7,209
	03	2012	16.5448	18.8622	9,335
	03	2011	18.9717	16.5448	23,993
	03	2010	17.5359	18.9717	25,923

	04	2019	19.1487	23.9365	52,847
	04	2018	22.8287	19.1487	68,511
	04	2017	18.2288	22.8287	68,346
	04	2016	18.7915	18.2288	89,674
	04	2015	19.6258	18.7915	97,153
	04	2014	21.5927	19.6258	130,097
	04	2013	18.5695	21.5927	154,537
	04	2012	16.3131	18.5695	161,709
	04	2011	18.7348	16.3131	175,136
	04	2010	17.3434	18.7348	194,688

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	18.9914	23.7275	0
	05	2018	22.6531	18.9914	0
	05	2017	18.0979	22.6531	549
	05	2016	18.6660	18.0979	2,490
	05	2015	19.5047	18.6660	2,415
	05	2014	21.4703	19.5047	2,325
	05	2013	18.4736	21.4703	482
	05	2012	16.2372	18.4736	464
	05	2011	18.6570	16.2372	466
	05	2010	17.2801	18.6570	440

	06	2019	18.5257	23.1113	1,170
	06	2018	22.1309	18.5257	3,639
	06	2017	17.7072	22.1309	3,730
	06	2016	18.2911	17.7072	7,034
	06	2015	19.1423	18.2911	6,745
	06	2014	21.1039	19.1423	6,902
	06	2013	18.1862	21.1039	7,015
	06	2012	16.0093	18.1862	7,075
	06	2011	18.4234	16.0093	7,321
	06	2010	17.0900	18.4234	7,286

	07	2019	17.7969	22.1909	0
	07	2018	21.2710	17.7969	0
	07	2017	17.0278	21.2710	0
	07	2016	17.5983	17.0278	0
	07	2015	18.4266	17.5983	0
	07	2014	20.3252	18.4266	0
	07	2013	17.5242	20.3252	1,330
	07	2012	15.4344	17.5242	2,385
	07	2011	17.7709	15.4344	5,442
	07	2010	16.4931	17.7709	7,645

	08	2019	17.2352	21.4468	0
	08	2018	20.6418	17.2352	0
	08	2017	16.5576	20.6418	0
	08	2016	17.1475	16.5576	0
	08	2015	17.9916	17.1475	0
	08	2014	19.8861	17.9916	0
	08	2013	17.1808	19.8861	1,945
	08	2012	15.1632	17.1808	1,887
	08	2011	17.4945	15.1632	1,863
	08	2010	16.2699	17.4945	2,403

MFS Strategic Income Portfolio, Service Class	01	2019	17.1186	18.7286	167
	01	2018	17.7902	17.1186	206
	01	2017	17.0907	17.7902	246
	01	2016	16.0982	17.0907	288
	01	2015	16.7213	16.0982	331
	01	2014	16.5170	16.7213	65
	01	2013	16.6227	16.5170	69
	01	2012	15.3336	16.6227	72
	01	2011	14.9541	15.3336	77
	01	2010	13.8238	14.9541	81

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	16.5638	18.0853	4,065
	02	2018	17.2483	16.5638	4,065
	02	2017	16.6034	17.2483	4,065
	02	2016	15.6711	16.6034	4,065
	02	2015	16.3108	15.6711	4,065
	02	2014	16.1444	16.3108	4,064
	02	2013	16.2809	16.1444	4,637
	02	2012	15.0490	16.2809	5,855
	02	2011	14.7064	15.0490	8,883
	02	2010	13.6226	14.7064	9,124

	03	2019	16.4275	17.9275	0
	03	2018	17.1151	16.4275	0
	03	2017	16.4834	17.1151	0
	03	2016	15.5658	16.4834	0
	03	2015	16.2095	15.5658	0
	03	2014	16.0523	16.2095	0
	03	2013	16.1963	16.0523	0
	03	2012	14.9785	16.1963	0
	03	2011	14.6450	14.9785	0
	03	2010	13.5726	14.6450	0

	04	2019	16.0251	17.4621	4,743
	04	2018	16.7212	16.0251	4,853
	04	2017	16.1284	16.7212	5,510
	04	2016	15.2539	16.1284	8,088
	04	2015	15.9091	15.2539	8,805
	04	2014	15.7790	15.9091	2,338
	04	2013	15.9450	15.7790	10,403
	04	2012	14.7688	15.9450	11,170
	04	2011	14.4620	14.7688	6,865
	04	2010	13.4236	14.4620	2,704

	05	2019	15.8935	17.3096	0
	05	2018	16.5926	15.8935	0
	05	2017	16.0126	16.5926	0
	05	2016	15.1521	16.0126	0
	05	2015	15.8109	15.1521	0
	05	2014	15.6896	15.8109	0
	05	2013	15.8627	15.6896	0
	05	2012	14.7001	15.8627	0
	05	2011	14.4020	14.7001	0
	05	2010	13.3747	14.4020	0

	06	2019	15.5039	16.8602	0
	06	2018	16.2101	15.5039	0
	06	2017	15.6670	16.2101	0
	06	2016	14.8478	15.6670	0
	06	2015	15.5172	14.8478	0
	06	2014	15.4218	15.5172	0
	06	2013	15.6159	15.4218	0
	06	2012	14.4938	15.6159	0
	06	2011	14.2217	14.4938	0
	06	2010	13.2275	14.2217	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	13.9925	15.2089	0
	07	2018	14.6373	13.9925	0
	07	2017	14.1539	14.6373	0
	07	2016	13.4208	14.1539	0
	07	2015	14.0330	13.4208	0
	07	2014	13.9539	14.0330	0
	07	2013	14.1367	13.9539	0
	07	2012	13.1276	14.1367	0
	07	2011	12.8877	13.1276	0
	07	2010	11.9929	12.8877	0

	08	2019	13.5509	14.6990	0
	08	2018	14.2043	13.5509	0
	08	2017	13.7632	14.2043	0
	08	2016	13.0770	13.7632	0
	08	2015	13.7017	13.0770	0
	08	2014	13.6524	13.7017	0
	08	2013	13.8597	13.6524	0
	08	2012	12.8970	13.8597	0
	08	2011	12.6872	12.8970	0
	08	2010	11.8306	12.6872	0

MFS Total Return Series, Service Class	01	2019	12.1219	14.3136	1,626,576
	01	2018	13.1014	12.1219	2,096,614
	01	2017	11.8963	13.1014	2,462,288
	01	2016	11.1216	11.8963	2,854,120
	01	2015	11.3798	11.1216	3,491,588
	01	2014	10.6956	11.3798	4,339,978
	01	2013	10.0000	10.6956	5,178,160

	02	2019	11.9905	14.1301	469,013
	02	2018	12.9856	11.9905	565,875
	02	2017	11.8148	12.9856	641,675
	02	2016	11.0679	11.8148	867,207
	02	2015	11.3480	11.0679	1,157,359
	02	2014	10.6875	11.3480	1,532,328
	02	2013	10.0000	10.6875	1,988,469

	03	2019	11.9578	14.0845	166,505
	03	2018	12.9567	11.9578	227,600
	03	2017	11.7944	12.9567	316,932
	03	2016	11.0545	11.7944	342,827
	03	2015	11.3400	11.0545	438,255
	03	2014	10.6854	11.3400	540,806
	03	2013	10.0000	10.6854	608,271
	04	2019	11.8602	13.9484	411,981
	04	2018	12.8704	11.8602	451,399
	04	2017	11.7336	12.8704	503,454
	04	2016	11.0143	11.7336	628,722
	04	2015	11.3161	11.0143	758,030
	04	2014	10.6793	11.3161	1,094,877
	04	2013	10.0000	10.6793	1,527,795

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	11.8275	13.9028	0
	05	2018	12.8417	11.8275	1,902
	05	2017	11.7135	12.8417	4,067
	05	2016	11.0010	11.7135	4,818
	05	2015	11.3082	11.0010	13,442
	05	2014	10.6772	11.3082	21,486
	05	2013	10.0000	10.6772	36,441

	06	2019	11.7311	13.7690	21,235
	06	2018	12.7562	11.7311	23,333
	06	2017	11.6529	12.7562	23,570
	06	2016	10.9609	11.6529	34,442
	06	2015	11.2844	10.9609	34,708
	06	2014	10.6711	11.2844	56,778
	06	2013	10.0000	10.6711	111,791

	07	2019	11.6991	13.7245	31,066
	07	2018	12.7278	11.6991	33,260
	07	2017	11.6328	12.7278	45,221
	07	2016	10.9476	11.6328	50,012
	07	2015	11.2764	10.9476	62,607
	07	2014	10.6690	11.2764	74,817
	07	2013	10.0000	10.6690	109,217

	08	2019	11.5711	13.5468	0
	08	2018	12.6143	11.5711	0
	08	2017	11.5526	12.6143	41
	08	2016	10.8944	11.5526	46
	08	2015	11.2447	10.8944	52
	08	2014	10.6608	11.2447	59
	08	2013	10.0000	10.6608	2,859

MFS Growth Series, Service Class	01	2019	38.4246	52.0434	16,212
	01	2018	38.1709	38.4246	18,578
	01	2017	29.6201	38.1709	22,320
	01	2016	29.4898	29.6201	54,216
	01	2015	27.9583	29.4898	39.274
	01	2014	26.1691	27.9583	46,573
	01	2013	19.5036	26.1691	48,431
	01	2012	10.0000	19.5036	41,292

	02	2019	37.1793	50.2559	13,274
	02	2018	37.0083	37.1793	22,334
	02	2017	28.7756	37.0083	20,649
	02	2016	28.7074	28.7756	22,897
	02	2015	27.2721	28.7074	14,819
	02	2014	25.5789	27.2721	18,055
	02	2013	19.1025	25.5789	17,282
	02	2012	10.0000	19.1025	37,598

	03	2019	36.8732	49.8171	0
	03	2018	36.7222	36.8732	0
	03	2017	28.5675	36.7222	0
	03	2016	28.5144	28.5675	0
	03	2015	27.1025	28.5144	0
	03	2014	25.4328	27.1025	0
	03	2013	19.0032	25.4328	1,592
	03	2012	10.0000	19.0032	9,198

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	35.9701	48.5237	13,790
	04	2018	35.8771	35.9701	15,983
	04	2017	27.9522	35.8771	11,742
	04	2016	27.9431	27.9522	15,888
	04	2015	26.6003	27.9431	17,057
	04	2014	24.9998	26.6003	17,093
	04	2013	18.7082	24.9998	25,656
	04	2012	10.0000	18.7082	39,934

	05	2019	35.6746	48.1000	0
	05	2018	35.6011	35.6746	0
	05	2017	27.7516	35.6011	0
	05	2016	27.7565	27.7516	0
	05	2015	26.4361	27.7565	1,314
	05	2014	24.8581	26.4361	0
	05	2013	18.6117	24.8581	0
	05	2012	10.0000	18.6117	0

	06	2019	34.8001	46.8510	0
	06	2018	34.7805	34.8001	0
	06	2017	27.1524	34.7805	0
	06	2016	27.1991	27.1524	0
	06	2015	25.9450	27.1991	0
	06	2014	24.4338	25.9450	0
	06	2013	18.3221	24.4338	0
	06	2012	10.0000	18.3221	0

	07	2019	32.5325	43.7762	0
	07	2018	32.5307	32.5325	0
	07	2017	25.4088	32.5307	0
	07	2016	25.4655	25.4088	0
	07	2015	24.3037	25.4655	0
	07	2014	22.8998	24.3037	0
	07	2013	17.1806	22.8998	0
	07	2012	10.0000	17.1806	0

	08	2019	31.5058	42.3086	0
	08	2018	31.5685	31.5058	0
	08	2017	24.7074	31.5685	0
	08	2016	24.8133	24.7074	0
	08	2015	23.7299	24.8133	0
	08	2014	22.4051	23.7299	0
	08	2013	16.8439	22.4051	0
	08	2012	10.0000	16.8439	0

MFS Research Series, Service Class	01	2019	17.2702	22.5125	400,282
	01	2018	18.4219	17.2702	536,569
	01	2017	15.2262	18.4219	706,119
	01	2016	14.2774	15.2262	964,760
	01	2015	14.4476	14.2774	1,162,857
	01	2014	13.3691	14.4476	1,303,853
	01	2013	10.3031	13.3691	1,511,712
	01	2012	10.0000	10.3031	1,872,381

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	17.0573	22.1906	288,832
	02	2018	18.2316	17.0573	361,148
	02	2017	15.0991	18.2316	471,197
	02	2016	14.1871	15.0991	581,479
	02	2015	14.3855	14.1871	674,453
	02	2014	13.3388	14.3855	739,515
	02	2013	10.3007	13.3388	880,295
	02	2012	10.0000	10.3007	1,038,400

	03	2019	17.0043	22.1105	5,620
	03	2018	18.1841	17.0043	6,217
	03	2017	15.0674	18.1841	28,735
	03	2016	14.1646	15.0674	30,940
	03	2015	14.3700	14.1646	33,062
	03	2014	13.3312	14.3700	33,816
	03	2013	10.3001	13.3312	35,311
	03	2012	10.0000	10.3001	39,253

	04	2019	16.8464	21.8721	74,180
	04	2018	18.0426	16.8464	87,169
	04	2017	14.9727	18.0426	96,888
	04	2016	14.0971	14.9727	119,956
	04	2015	14.3235	14.0971	142,433
	04	2014	13.3085	14.3235	164,663
	04	2013	10.2983	13.3085	198,831
	04	2012	10.0000	10.2983	237,725

	05	2019	16.7937	21.7924	0
	05	2018	17.9956	16.7937	0
	05	2017	14.9415	17.9956	0
	05	2016	14.0748	14.9415	0
	05	2015	14.3081	14.0748	0
	05	2014	13.3010	14.3081	0
	05	2013	10.2977	13.3010	0
	05	2012	10.0000	10.2977	0

	06	2019	16.6380	21.5582	0
	06	2018	17.8555	16.6380	0
	06	2017	14.8473	17.8555	0
	06	2016	14.0076	14.8473	0
	06	2015	14.2617	14.0076	0
	06	2014	13.2782	14.2617	0
	06	2013	10.2959	13.2782	0
	06	2012	10.0000	10.2959	838

	07	2019	16.5862	21.4803	0
	07	2018	17.8090	16.5862	0
	07	2017	14.8161	17.8090	0
	07	2016	13.9854	14.8161	0
	07	2015	14.2463	13.9854	0
	07	2014	13.2706	14.2463	0
	07	2013	10.2953	13.2706	0
	07	2012	10.0000	10.2953	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	16.3800	21.1702	0
	08	2018	17.6235	16.3800	0
	08	2017	14.6916	17.6235	0
	08	2016	13.8963	14.6916	0
	08	2015	14.1846	13.8963	0
	08	2014	13.2403	14.1846	0
	08	2013	10.2929	13.2403	0
	08	2012	10.0000	10.2929	0

MFS Utilities Series, Service Class	01	2019	10.3227	12.6645	245,824
	01	2018	10.4173	10.3227	290,664
	01	2017	9.2552	10.4173	406,217
	01	2016	8.4642	9.2552	542,844
	01	2015	10.1013	8.4642	690,818
	01	2014	10.0000	10.1013	771,253

	02	2019	10.2312	12.5271	118,446
	02	2018	10.3458	10.2312	133,600
	02	2017	9.2101	10.3458	181,644
	02	2016	8.4401	9.2101	266,591
	02	2015	10.0932	8.4401	308,241
	02	2014	10.0000	10.0932	364,219

	03	2019	10.2084	12.4929	13,894
	03	2018	10.3279	10.2084	15,029
	03	2017	9.1988	10.3279	15,738
	03	2016	8.4341	9.1988	18,146
	03	2015	10.0911	8.4341	14,546
	03	2014	10.0000	10.0911	31,044

	04	2019	10.1402	12.3908	89,801
	04	2018	10.2745	10.1402	92,986
	04	2017	9.1651	10.2745	121,052
	04	2016	8.4160	9.1651	151,173
	04	2015	10.0850	8.4160	203,908
	04	2014	10.0000	10.0850	254,972

	05	2019	10.1173	12.3563	0
	05	2018	10.2567	10.1173	0
	05	2017	9.1539	10.2567	0
	05	2016	8.4101	9.1539	0
	05	2015	10.0829	8.4101	0
	05	2014	10.0000	10.0829	2,183

	06	2019	10.0500	12.2558	17,370
	06	2018	10.2037	10.0500	17,370
	06	2017	9.1202	10.2037	17,370
	06	2016	8.3920	9.1202	30,955
	06	2015	10.0768	8.3920	30,995
	06	2014	10.0000	10.0768	34,575

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	10.0275	12.2222	0
	07	2018	10.1861	10.0275	0
	07	2017	9.1091	10.1861	0
	07	2016	8.3860	9.1091	0
	07	2015	10.0747	8.3860	0
	07	2014	10.0000	10.0747	0

	08	2019	9.9377	12.0882	0
	08	2018	10.1155	9.9377	0
	08	2017	9.0643	10.1155	0
	08	2016	8.3620	9.0643	0
	08	2015	10.0665	8.3620	0
	08	2014	10.0000	10.0665	0

MFS Value Series, Initial Class	01	2019	16.7469	21.3692	342,030
	01	2018	18.9488	16.7469	471,258
	01	2017	16.3830	18.9488	551,819
	01	2016	14.6081	16.3830	781,595
	01	2015	14.9709	14.6081	1,009,306
	01	2014	13.7814	14.9709	1,289,429
	01	2013	10.3170	13.7814	1,836,911
	01	2012	10.0000	10.3170	2,370,074

	02	2019	16.5405	21.0636	376,598
	02	2018	18.7530	16.5405	477,706
	02	2017	16.2463	18.7530	562,204
	02	2016	14.5157	16.2463	670,787
	02	2015	14.9066	14.5157	866,369
	02	2014	13.7501	14.9066	1,071,126
	02	2013	10.3146	13.7501	1,507,446
	02	2012	10.0000	10.3146	2,003,733

	03	2019	16.4891	20.9876	23,432
	03	2018	18.7042	16.4891	27,158
	03	2017	16.2122	18.7042	31,151
	03	2016	14.4926	16.2122	33,800
	03	2015	14.8905	14.4926	45,302
	03	2014	13.7423	14.8905	50,786
	03	2013	10.3140	13.7423	48,533
	03	2012	10.0000	10.3140	62,384

	04	2019	16.3360	26.7614	126,369
	04	2018	18.5587	16.3360	145,501
	04	2017	16.1103	18.5587	156,207
	04	2016	14.4236	16.1103	179,315
	04	2015	14.8423	14.4236	235,883
	04	2014	13.7188	14.8423	290,759
	04	2013	10.3122	13.7188	462,090
	04	2012	10.0000	10.3122	626,789

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	16.2849	20.6856	2,692
	05	2018	18.5104	16.2849	2,868
	05	2017	16.0767	18.5104	4,114
	05	2016	14.4008	16.0767	8,121
	05	2015	14.8264	14.4008	8,307
	05	2014	13.7111	14.8264	8,378
	05	2013	10.3116	13.7111	4,480
	05	2012	10.0000	10.3116	4,529

	06	2019	16.1339	20.4633	2,811
	06	2018	18.3662	16.1339	7,698
	06	2017	15.9754	18.3662	9,195
	06	2016	14.3321	15.9754	16,283
	06	2015	14.7784	14.3321	18,525
	06	2014	13.6877	14.7784	21,167
	06	2013	10.3098	13.6877	32,085
	06	2012	10.0000	10.3098	42,917

	07	2019	16.0837	20.3894	284
	07	2018	18.3184	16.0837	1,528
	07	2017	15.9418	18.3184	1,732
	07	2016	14.3093	15.9418	3,724
	07	2015	14.7624	14.3093	4,660
	07	2014	13.6799	14.7624	5,889
	07	2013	10.3091	13.6799	23,543
	07	2012	10.0000	10.3091	46,028

	08	2019	15.8837	20.0950	0
	08	2018	18.1276	15.8837	0
	08	2017	15.8078	18.1276	0
	08	2016	14.2182	15.8078	0
	08	2015	14.6985	14.2182	0
	08	2014	13.6486	14.6985	2,637
	08	2013	10.3067	13.6486	7,996
	08	2012	10.0000	10.3067	9,693

MFS Value Series, Service Class	01	2019	16.4882	20.9912	301,497
	01	2018	18.7123	16.4882	378,418
	01	2017	16.2203	18.7123	487,476
	01	2016	14.5029	16.2203	612,835
	01	2015	14.8927	14.5029	861,725
	01	2014	13.7477	14.8927	1,107,665
	01	2013	10.3139	13.7477	147,412
	01	2012	10.0000	10.3139	186,744

	02	2019	16.2851	20.6911	184,733
	02	2018	18.5190	16.2851	216,261
	02	2017	16.0850	18.5190	262,655
	02	2016	14.4112	16.0850	325,588
	02	2015	14.8288	14.4112	412,124
	02	2014	13.7165	14.8288	552,680
	02	2013	10.3115	13.7165	39,903
	02	2012	10.0000	10.3115	46,580

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	16.2345	20.6164	12,300
	03	2018	18.4708	16.2345	14,334
	03	2017	16.0512	18.4708	15,075
	03	2016	14.3883	16.0512	11,541
	03	2015	14.8127	14.3883	13,425
	03	2014	13.7087	14.8127	15,066
	03	2013	10.3109	13.7087	0
	03	2012	10.0000	10.3109	0

	04	2019	16.0837	20.3942	109,975
	04	2018	18.3271	16.0837	123,227
	04	2017	15.9503	18.3271	127,600
	04	2016	14.3198	15.9503	147,791
	04	2015	14.7648	14.3198	172,720
	04	2014	13.6853	14.7648	194,186
	04	2013	10.3091	13.6853	9,341
	04	2012	10.0000	10.3091	11,025

	05	2019	16.0334	20.3198	0
	05	2018	18.2794	16.0334	0
	05	2017	15.9170	18.2794	0
	05	2016	14.2972	15.9170	0
	05	2015	14.7490	14.2972	0
	05	2014	13.6776	14.7490	0
	05	2013	10.3085	13.6776	0
	05	2012	10.0000	10.3085	0

	06	2019	15.8847	20.1014	8,298
	06	2018	18.1370	15.8847	8,330
	06	2017	15.8167	18.1370	8,296
	06	2016	14.2289	15.8167	9,290
	06	2015	14.7012	14.2289	9,483
	06	2014	13.6542	14.7012	11,679
	06	2013	10.3067	13.6542	0
	06	2012	10.0000	10.3067	0

	07	2019	15.8353	20.0288	0
	07	2018	18.0898	15.8353	0
	07	2017	15.7835	18.0898	0
	07	2016	14.2063	15.7835	20
	07	2015	14.6853	14.2063	27
	07	2014	13.6464	14.6853	32
	07	2013	10.3061	13.6464	0
	07	2012	10.0000	10.3061	0

	08	2019	15.6384	19.7396	0
	08	2018	17.9014	15.6384	0
	08	2017	15.6509	17.9014	0
	08	2016	14.1158	15.6509	0
	08	2015	14.6218	14.1158	0
	08	2014	13.6153	14.6218	0
	08	2013	10.3036	13.6153	0
	08	2012	10.0000	10.3036	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

MFS Blended Research Small Cap Equity Portfolio, Service Class	01	2019	17.9867	22.3420	176,521
	01	2018	19.3338	17.9867	266,458
	01	2017	17.1466	19.3338	289,831
	01	2016	14.4655	17.1466	370,586
	01	2015	15.3986	14.4655	519,130
	01	2014	14.6263	15.3896	663,307
	01	2013	10.2380	14.6263	857,420
	01	2012	9.1053	10.2380	1,153,111
	01	2011	9.7596	9.1053	1,280,349
	01	2010	8.0019	9.7596	1,407,197

	02	2019	17.5593	21.7675	143,498
	02	2018	18.9125	17.5593	170,340
	02	2017	16.8067	18.9125	207,767
	02	2016	14.2076	16.8067	245,733
	02	2015	15.1461	14.2076	338,561
	02	2014	14.4242	15.1461	425,937
	02	2013	10.1171	14.4242	536,543
	02	2012	9.0162	10.1171	709,710
	02	2011	9.6838	9.0162	785,658
	02	2010	7.9559	9.6838	944,705

	03	2019	17.4537	21.6257	3,691
	03	2018	18.8082	17.4537	3,842
	03	2017	16.7224	18.8082	4,714
	03	2016	14.1436	16.7224	7,136
	03	2015	15.0855	14.1436	11,222
	03	2014	14.3739	15.0855	12,121
	03	2013	10.0870	14.3739	7,755
	03	2012	8.9940	10.0870	8,512
	03	2011	9.6649	8.9940	9,510
	03	2010	7.9444	9.6649	10,390

	04	2019	17.1406	21.2058	39,875
	04	2018	18.4989	17.1406	43,520
	04	2017	16.4723	18.4989	46,209
	04	2016	13.9534	16.4723	52,262
	04	2015	14.9055	13.9534	76,111
	04	2014	14.2242	14.9055	94,663
	04	2013	9.9972	14.2242	119,109
	04	2012	8.9277	9.9972	148,742
	04	2011	9.6083	8.9277	160,573
	04	2010	7.9100	9.6083	171,550

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	17.0376	21.0673	985
	05	2018	18.3974	17.0376	1,048
	05	2017	16.3903	18.3974	1,114
	05	2016	13.8910	16.3903	1,137
	05	2015	14.8464	13.8910	2,237
	05	2014	14.1750	14.8464	1,137
	05	2013	9.9676	14.1750	1,137
	05	2012	8.9058	9.9676	1,137
	05	2011	9.5896	8.9058	1,138
	05	2010	7.8987	9.5896	3,335

	06	2019	16.7318	20.6585	108
	06	2018	18.0944	16.7318	120
	06	2017	16.1445	18.0944	119
	06	2016	13.7037	16.1445	161
	06	2015	14.6687	13.7037	241
	06	2014	14.0269	14.6687	291
	06	2013	9.8787	14.0269	353
	06	2012	8.8400	9.8787	520
	06	2011	9.5334	8.8400	369
	06	2010	7.8644	9.5334	1,801

	07	2019	16.6311	20.5238	0
	07	2018	17.9946	16.6311	0
	07	2017	16.0635	17.9946	0
	07	2016	13.6420	16.0635	0
	07	2015	14.6101	13.6420	0
	07	2014	13.9780	14.6101	0
	07	2013	9.8492	13.9780	25
	07	2012	8.8182	9.8492	1,160
	07	2011	9.5147	8.8182	5,179
	07	2010	7.8530	9.5147	5,872

	08	2019	16.2328	19.9915	0
	08	2018	17.5995	16.2328	0
	08	2017	15.7428	17.5995	0
	08	2016	13.3970	15.7428	0
	08	2015	14.3773	13.3970	0
	08	2014	13.7834	14.3773	0
	08	2013	9.7321	13.7834	0
	08	2012	8.7312	9.7321	37
	08	2011	9.4402	8.7312	0
	08	2010	7.8075	9.4402	0

MFS Conservative Allocation Portfolio, Service Class	01	2019	15.3329	17.5564	1,548,589
	01	2018	16.0688	15.3329	2,193,386
	01	2017	14.6943	16.0688	2,493,791
	01	2016	14.2736	14.6943	3,148,405
	01	2015	14.5917	14.2736	3,808,315
	01	2014	14.2168	14.5917	4,253,125
	01	2013	13.2058	14.2168	4,787,525
	01	2012	12.3582	13.2058	5,441,083
	01	2011	12.4928	12.3582	5,806,695
	01	2010	11.5910	12.4928	6,112,341

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	15.0184	17.1619	250,150
	02	2018	15.7710	15.0184	304,499
	02	2017	14.4509	15.7710	362,648
	02	2016	14.0658	14.4509	431,291
	02	2015	14.4086	14.0658	538,747
	02	2014	14.0670	14.4086	643,565
	02	2013	13.0934	14.0670	729,825
	02	2012	12.2781	13.0934	909,647
	02	2011	12.4371	12.2781	923,922
	02	2010	11.5627	12.4371	1,226,099

	03	2019	14.9406	17.0644	0
	03	2018	15.6972	14.9406	0
	03	2017	14.3905	15.6972	28,881
	03	2016	14.0142	14.3905	31,045
	03	2015	14.3631	14.0142	28,944
	03	2014	14.0297	14.3631	24,513
	03	2013	13.0653	14.0297	25,256
	03	2012	12.2581	13.0653	26,500
	03	2011	12.4231	12.2581	33,923
	03	2010	11.5557	12.4231	684

	04	2019	14.7093	16.7750	275,468
	04	2018	15.4777	14.7093	286,975
	04	2017	14.2108	15.4777	315,459
	04	2016	13.8604	14.2108	428,873
	04	2015	14.2272	13.8604	498,270
	04	2014	13.9183	14.2272	507,487
	04	2013	12.9815	13.9183	580,155
	04	2012	12.1982	12.9815	674,768
	04	2011	12.3814	12.1982	847,276
	04	2010	11.5345	12.3814	1,039,492

	05	2019	14.6330	16.6793	0
	05	2018	15.4055	14.6330	0
	05	2017	14.1518	15.4055	0
	05	2016	13.8098	14.1518	0
	05	2015	14.1825	13.8098	0
	05	2014	13.8816	14.1825	0
	05	2013	12.9538	13.8816	0
	05	2012	12.1784	12.9538	0
	05	2011	12.3676	12.1784	0
	05	2010	11.5275	12.3676	0

	06	2019	14.4066	16.3967	0
	06	2018	15.1898	14.4066	0
	06	2017	13.9746	15.1898	0
	06	2016	13.6578	13.9746	0
	06	2015	14.0480	13.6578	0
	06	2014	13.7711	14.0480	0
	06	2013	12.8705	13.7711	0
	06	2012	12.1188	12.8705	0
	06	2011	12.3259	12.1188	0
	06	2010	11.5063	12.3259	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	14.3319	16.3035	0
	07	2018	15.1187	14.3319	0
	07	2017	13.9162	15.1187	0
	07	2016	13.6077	13.9162	0
	07	2015	14.0036	13.6077	0
	07	2014	13.7346	14.0036	0
	07	2013	12.8429	13.7346	0
	07	2012	12.0990	12.8429	8,527
	07	2011	12.3121	12.0990	8,527
	07	2010	11.4993	12.3121	14,892

	08	2019	14.0355	15.9339	0
	08	2018	14.8364	14.0355	0
	08	2017	13.6840	14.8364	11,918
	08	2016	13.4082	13.6840	11,918
	08	2015	13.8266	13.4082	11,918
	08	2014	13.5889	13.8266	11,917
	08	2013	12.7327	13.5889	15,540
	08	2012	12.0200	12.7327	15,540
	08	2011	12.2567	12.0200	15,540
	08	2010	11.4711	12.2567	0

MFS Global Real Estate Portfolio, Initial Class	01	2019	27.9724	34.8882	2,135
	01	2018	29.3474	27.9724	2,324
	01	2017	26.3408	29.3474	2,474
	01	2016	24.8252	26.3408	3,426
	01	2015	25.0678	24.8252	3,484
	01	2014	22.0560	25.0678	5,566
	01	2013	21.3719	22.0560	7,264
	01	2012	16.7211	21.3719	6,010
	01	2011	18.4073	16.7211	7,583
	01	2010	16.2431	18.4073	9,089

	02	2019	27.0658	33.6898	1,514
	02	2018	28.4535	27.0658	1,899
	02	2017	25.5898	28.4535	1,966
	02	2016	24.1665	25.5898	2,713
	02	2015	24.4525	24.1665	2,979
	02	2014	21.5584	24.4525	3,223
	02	2013	20.9323	21.5584	6,184
	02	2012	16.4108	20.9323	5,639
	02	2011	18.1024	16.4108	6,695
	02	2010	16.0066	18.1024	11,185

	03	2019	26.8429	33.3956	2,119
	03	2018	28.2335	26.8429	2,150
	03	2017	25.4047	28.2335	2,397
	03	2016	24.0040	25.4047	2,759
	03	2015	24.3004	24.0040	3,086
	03	2014	21.4353	24.3004	3,321
	03	2013	20.8234	21.4353	3,722
	03	2012	16.3338	20.8234	885
	03	2011	18.0267	16.3338	2,097
	03	2010	15.9478	18.0267	2,450

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	26.1854	32.5285	918
	04	2018	27.5837	26.1854	1,005
	04	2017	24.8575	27.5837	1,075
	04	2016	23.5230	24.8575	1,146
	04	2015	23.8500	23.5230	5,425
	04	2014	21.0703	23.8500	5,847
	04	2013	20.5002	21.0703	7,152
	04	2012	16.1050	20.5002	7,689
	04	2011	17.8015	16.1050	9,053
	04	2010	15.7727	17.8015	13,421

	05	2019	25.9703	32.2445	13
	05	2018	27.3715	25.9703	15
	05	2017	24.6790	27.3715	18
	05	2016	23.3659	24.6790	20
	05	2015	23.7028	23.3659	23
	05	2014	20.9508	23.7028	25
	05	2013	20.3943	20.9508	29
	05	2012	16.0300	20.3943	0
	05	2011	17.7275	16.0300	0
	05	2010	15.7152	17.7275	782

	06	2019	25.3336	31.4072	605
	06	2018	26.7406	25.3336	624
	06	2017	24.1462	26.7406	652
	06	2016	22.8966	24.1462	650
	06	2015	23.2624	22.8966	672
	06	2014	20.5932	23.2624	1,023
	06	2013	20.0771	20.5932	1,100
	06	2012	15.8050	20.0771	1,003
	06	2011	17.5056	15.8050	1,273
	06	2010	15.5422	17.5056	1,705

	07	2019	21.6916	26.8785	0
	07	2018	22.9079	21.6916	0
	07	2017	20.6958	22.9079	0
	07	2016	19.6348	20.6958	16
	07	2015	19.9587	19.6348	20
	07	2014	17.6776	19.9587	23
	07	2013	17.2433	17.6776	1,008
	07	2012	13.5812	17.2433	4,500
	07	2011	15.0502	13.5812	5,639
	07	2010	13.3690	15.0502	8,669

	08	2019	21.0070	25.9774	0
	08	2018	22.2303	21.0070	0
	08	2017	20.1245	22.2303	2
	08	2016	19.1320	20.1245	3
	08	2015	19.4875	19.1320	3
	08	2014	17.2957	19.4875	3
	08	2013	16.9054	17.2957	4
	08	2012	13.3425	16.9054	59
	08	2011	14.8160	13.3425	48
	08	2010	13.1880	14.8160	48

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Global Real Estate Portfolio, Service Class	01	2019	18.0245	22.4457	133,299
	01	2018	18.9698	18.0245	174,189
	01	2017	17.0662	18.9698	228,127
	01	2016	16.1195	17.0662	307,645
	01	2015	16.3216	16.1195	382,092
	01	2014	14.3993	16.3216	470,261
	01	2013	13.9821	14.3993	647,598
	01	2012	10.9790	13.9821	658,543
	01	2011	12.1056	10.9790	870,267
	01	2010	10.7138	12.1056	968,518

	02	2019	17.4860	21.7314	135,487
	02	2018	18.4401	17.4860	162,932
	02	2017	16.6230	18.4401	206,998
	02	2016	15.7328	16.6230	249,889
	02	2015	15.9626	15.7328	306,361
	02	2014	14.1112	15.9626	399,948
	02	2013	13.7303	14.1112	570,493
	02	2012	10.8034	13.7303	584,473
	02	2011	11.9363	10.8034	730,824
	02	2010	10.5854	11.9363	811,180

	03	2019	17.3534	21.5558	7,614
	03	2018	18.3095	17.3534	8,616
	03	2017	16.5136	18.3095	10,643
	03	2016	15.6373	16.5136	9,799
	03	2015	15.8738	15.6373	12,762
	03	2014	14.0399	15.8738	14,268
	03	2013	13.6678	14.0399	12,020
	03	2012	10.7597	13.6678	13,367
	03	2011	11.8941	10.7597	28,424
	03	2010	10.5535	11.8941	33,077

	04	2019	16.9616	21.0378	61,960
	04	2018	17.9234	16.9616	68,058
	04	2017	16.1897	17.9234	78,427
	04	2016	15.3541	16.1897	89,666
	04	2015	15.6102	15.3541	106,022
	04	2014	13.8279	15.6102	122,131
	04	2013	13.4822	13.8279	174,512
	04	2012	10.6299	13.4822	173,315
	04	2011	11.7687	10.6299	227,268
	04	2010	10.4581	11.7687	262,950

	05	2019	16.8332	20.8673	629
	05	2018	17.7970	16.8332	667
	05	2017	16.0839	17.7970	1,288
	05	2016	15.2615	16.0839	3,095
	05	2015	15.5239	15.2615	3,192
	05	2014	13.7585	15.5239	3,174
	05	2013	13.4213	13.7585	1,354
	05	2012	10.5873	13.4213	1,259
	05	2011	11.7274	10.5873	1,352
	05	2010	10.4267	11.7274	2,243

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	16.4530	20.3656	0
	06	2018	17.4211	16.4530	2,251
	06	2017	15.7678	17.4211	2,955
	06	2016	14.9845	15.7678	6,118
	06	2015	15.2656	14.9845	6,522
	06	2014	13.5504	15.2656	6,679
	06	2013	13.2386	13.5504	8,912
	06	2012	10.4593	13.2386	9,801
	06	2011	11.6034	10.4593	11,910
	06	2010	10.3324	11.6034	12,433

	07	2019	16.3281	20.2009	85
	07	2018	17.2977	16.3281	444
	07	2017	15.6640	17.2977	540
	07	2016	14.8935	15.6640	1,116
	07	2015	15.1807	14.8935	1,309
	07	2014	13.4818	15.1807	1,547
	07	2013	13.1783	13.4818	4,816
	07	2012	10.4171	13.1783	6,156
	07	2011	11.5624	10.4171	15,055
	07	2010	10.3011	11.5624	19,902

	08	2019	15.8365	19.5528	0
	08	2018	16.8111	15.8365	0
	08	2017	15.2543	16.8111	0
	08	2016	14.5337	15.2543	0
	08	2015	14.8444	14.5337	0
	08	2014	13.2102	14.8444	0
	08	2013	12.9394	13.2102	2,406
	08	2012	10.2493	12.9394	2,094
	08	2011	11.3995	10.2493	2,348
	08	2010	10.1768	11.3995	3,112

MFS Growth Allocation Portfolio, Service Class	01	2019	20.8372	25.9457	1,258,627
	01	2018	22.4232	20.8372	1,475,180
	01	2017	19.0853	22.4232	1,717,089
	01	2016	18.1556	19.0853	2,234,011
	01	2015	18.4147	18.1556	2,791,319
	01	2014	17.8350	18.4147	2,934,595
	01	2013	14.8253	17.8350	3,122,388
	01	2012	13.4192	14.8253	3,442,050
	01	2011	14.2050	13.4192	3,778,459
	01	2010	12.7188	14.2050	3,865,002

	02	2019	20.4099	25.3627	434,102
	02	2018	22.0076	20.4099	489,370
	02	2017	18.7692	22.0076	555,676
	02	2016	17.8913	18.7692	629,257
	02	2015	18.1837	17.8913	787,458
	02	2014	17.6471	18.1837	987,902
	02	2013	14.6990	17.6471	1,080,876
	02	2012	13.3321	14.6990	1,077,409
	02	2011	14.1416	13.3321	1,164,361
	02	2010	12.6878	14.1416	1,290,759

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	20.3040	25.2185	1,623
	03	2018	21.9046	20.3040	7,020
	03	2017	18.6907	21.9046	7,482
	03	2016	17.8256	18.6907	7,984
	03	2015	18.1262	17.8256	8,536
	03	2014	17.6003	18.1262	9,086
	03	2013	14.6675	17.6003	9,648
	03	2012	13.3104	14.6675	10,275
	03	2011	14.1257	13.3104	10,988
	03	2010	12.6800	14.1257	11,668

	04	2019	19.9898	24.7909	138,841
	04	2018	21.5984	19.9898	146,852
	04	2017	18.4573	21.5984	166,996
	04	2016	17.6299	18.4573	181,387
	04	2015	17.9547	17.6299	187,290
	04	2014	17.4606	17.9547	207,725
	04	2013	14.5733	17.4606	209,045
	04	2012	13.2454	14.5733	199,908
	04	2011	14.0782	13.2454	233,484
	04	2010	12.6568	14.0782	255,492

	05	2019	19.8861	24.6493	0
	05	2018	21.4976	19.8861	0
	05	2017	18.3807	21.4976	0
	05	2016	17.5656	18.3807	0
	05	2015	17.8983	17.5656	0
	05	2014	17.4146	17.8983	0
	05	2013	14.5423	17.4146	0
	05	2012	13.2239	14.5423	0
	05	2011	14.0625	13.2239	0
	05	2010	12.6491	14.0625	0

	06	2019	19.5784	24.2318	0
	06	2018	21.1967	19.5784	0
	06	2017	18.1505	21.1967	0
	06	2016	17.3724	18.1505	0
	06	2015	17.7286	17.3724	0
	06	2014	17.2760	17.7286	0
	06	2013	14.4488	17.2760	0
	06	2012	13.1592	14.4488	0
	06	2011	14.0152	13.1592	0
	06	2010	12.6258	14.0152	0

	07	2019	19.4768	24.0939	0
	07	2018	21.0974	19.4768	0
	07	2017	18.0746	21.0974	0
	07	2016	17.3086	18.0746	0
	07	2015	17.6725	17.3086	0
	07	2014	17.2302	17.6725	0
	07	2013	14.4178	17.2302	0
	07	2012	13.1377	14.4178	0
	07	2011	13.9994	13.1377	0
	07	2010	12.6181	13.9994	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	19.0741	23.5479	0
	08	2018	20.7034	19.0741	0
	08	2017	17.7731	20.7034	0
	08	2016	17.0548	17.7731	0
	08	2015	17.4492	17.0548	0
	08	2014	17.0473	17.4492	0
	08	2013	14.2941	17.0473	0
	08	2012	13.0518	14.2941	0
	08	2011	13.9365	13.0518	0
	08	2010	12.5871	13.9365	0

MFS Inflation-Adjusted Bond Portfolio, Service Class	01	2019	11.5175	12.2338	433,835
	01	2018	12.2953	11.5175	507,971
	01	2017	11.5818	12.2953	662,310
	01	2016	11.5081	11.5818	831,121
	01	2015	12.3578	11.5081	870,319
	01	2014	12.1542	12.3578	1,054,706
	01	2013	13.0543	12.1542	1,193,407
	01	2012	12.3637	13.0543	1,340,518
	01	2011	11.2576	12.3637	1,958,162
	01	2010	10.9162	11.2576	1,356,947

	02	2019	11.2813	11.9589	102,702
	02	2018	12.0675	11.2813	104,290
	02	2017	11.3899	12.0675	121,844
	02	2016	11.3405	11.3899	164,390
	02	2015	12.2027	11.3405	207,419
	02	2014	12.0262	12.2027	234,266
	02	2013	12.9431	12.0262	389,962
	02	2012	12.2835	12.9431	637,540
	02	2011	11.2073	12.2835	721,833
	02	2010	10.8896	11.2073	547,701

	03	2019	11.2228	11.8909	0
	03	2018	12.0109	11.2228	0
	03	2017	11.3423	12.0109	0
	03	2016	11.2989	11.3423	0
	03	2015	12.1641	11.2989	2,463
	03	2014	11.9943	12.1641	3,500
	03	2013	12.9154	11.9943	3,672
	03	2012	12.2635	12.9154	3,243
	03	2011	11.1948	12.2635	3,299
	03	2010	10.8830	11.1948	3,124

	04	2019	11.0491	11.6893	215,124
	04	2018	11.8430	11.0491	247,622
	04	2017	11.2006	11.8430	227,628
	04	2016	11.1749	11.2006	254,100
	04	2015	12.0490	11.1749	253,526
	04	2014	11.8991	12.0490	267,659
	04	2013	12.8325	11.8991	304,994
	04	2012	12.2036	12.8325	347,882
	04	2011	11.1571	12.2036	346,600
	04	2010	10.8630	11.1571	380,903

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	10.9918	11.6225	0
	05	2018	11.7877	10.9918	0
	05	2017	11.1541	11.7877	0
	05	2016	11.1341	11.1541	0
	05	2015	12.0112	11.1341	0
	05	2014	11.8677	12.0112	7,333
	05	2013	12.8052	11.8677	7,301
	05	2012	12.1838	12.8052	6,841
	05	2011	11.1447	12.1838	6,565
	05	2010	10.8564	11.1447	9,386

	06	2019	10.8217	11.4256	222
	06	2018	11.6227	10.8217	230
	06	2017	11.0145	11.6227	217
	06	2016	11.0116	11.0145	227
	06	2015	11.8973	11.0116	222
	06	2014	11.7733	11.8973	212
	06	2013	12.7228	11.7733	217
	06	2012	12.1242	12.7228	200
	06	2011	11.1071	12.1242	0
	06	2010	10.8365	11.1071	0

	07	2019	10.7655	11.3606	0
	07	2018	11.5682	10.7655	0
	07	2017	10.9684	11.5682	0
	07	2016	10.9711	10.9684	0
	07	2015	11.8597	10.9711	0
	07	2014	11.7420	11.8597	0
	07	2013	12.6956	11.7420	4,068
	07	2012	12.1044	12.6956	3,798
	07	2011	11.0947	12.1044	0
	07	2010	10.8298	11.0947	2,619

	08	2019	10.5429	11.1031	0
	08	2018	11.3523	10.5429	0
	08	2017	10.7854	11.3523	0
	08	2016	10.8103	10.7854	0
	08	2015	11.7098	10.8103	0
	08	2014	11.6175	11.7098	0
	08	2013	12.5867	11.6175	0
	08	2012	12.0253	12.5867	0
	08	2011	11.0448	12.0253	0
	08	2010	10.8033	11.0448	0

MFS Limited Maturity Portfolio, Initial Class	01	2019	9.9998	10.3402	1,220,472
	01	2018	10.0451	9.9998	1,455,548
	01	2017	10.0443	10.0451	1,846,521
	01	2016	10.0486	10.0443	2,157,861
	01	2015	10.1738	10.0486	2,464,595
	01	2014	10.2674	10.1738	3,193,588
	01	2013	10.3711	10.2674	4,004,925
	01	2012	10.3198	10.3711	4,230,403
	01	2011	10.4429	10.3198	4,616,301
	01	2010	10.3730	10.4429	5,510,789

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	9.7825	10.0952	1,345,603
	02	2018	9.8466	9.7825	1,436,032
	02	2017	9.8656	9.8466	1,806,123
	02	2016	9.8900	9.8656	1,990,207
	02	2015	10.0336	9.8900	2,245,109
	02	2014	10.1465	10.0336	2,813,384
	02	2013	10.2699	10.1465	3,582,381
	02	2012	10.2401	10.2699	3,888,745
	02	2011	10.3833	10.2401	4,137,329
	02	2010	10.3349	10.3833	4,817,331

	03	2019	9.7287	10.0347	72,896
	03	2018	9.7974	9.7287	95,752
	03	2017	9.8212	9.7974	112,163
	03	2016	9.8506	9.8212	107,882
	03	2015	9.9987	9.8506	142,358
	03	2014	10.1164	9.9987	159,932
	03	2013	10.2447	10.1164	130,027
	03	2012	10.2201	10.2447	157,527
	03	2011	10.3683	10.2201	179,366
	03	2010	10.3253	10.3683	209,348

	04	2019	9.5691	9.8552	392,808
	04	2018	9.6513	9.5691	407,587
	04	2017	9.6894	9.6513	465,792
	04	2016	9.7333	9.6894	499,520
	04	2015	9.8948	9.7333	620,770
	04	2014	10.0266	9.8948	749,601
	04	2013	10.1694	10.0266	1,131,676
	04	2012	10.1606	10.1694	1,166,765
	04	2011	10.3238	10.1606	1,333,729
	04	2010	10.2967	10.3238	1,590,325

	05	2019	9.5165	9.7959	2,052
	05	2018	9.6033	9.5165	1,905
	05	2017	9.6462	9.6033	4,729
	05	2016	9.6948	9.6462	11,846
	05	2015	9.8607	9.6948	11,484
	05	2014	9.9971	9.8607	11,563
	05	2013	10.1446	9.9971	3,743
	05	2012	10.1411	10.1446	3,199
	05	2011	10.3091	10.1411	2,935
	05	2010	10.2872	10.3091	29,296

	06	2019	9.3604	9.6209	228
	06	2018	9.4599	9.3604	12,444
	06	2017	9.5164	9.4599	24,782
	06	2016	9.5791	9.5164	40,127
	06	2015	9.7580	9.5791	40,640
	06	2014	9.9082	9.7580	43,748
	06	2013	10.0698	9.9082	90,434
	06	2012	10.0819	10.0698	102,018
	06	2011	10.2646	10.0819	108,925
	06	2010	10.2586	10.2646	177,498

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	9.3090	9.5632	1,816
	07	2018	9.4127	9.3090	6,307
	07	2017	9.4737	9.4127	7,540
	07	2016	9.5409	9.4737	13,326
	07	2015	9.7241	9.5409	14,765
	07	2014	9.8788	9.7241	19,272
	07	2013	10.0451	9.8788	70,396
	07	2012	10.0623	10.0451	77,237
	07	2011	10.2499	10.0623	114,169
	07	2010	10.2492	10.2499	176,114

	08	2019	9.1050	9.5632	0
	08	2018	9.2253	9.1050	0
	08	2017	9.3039	9.2253	0
	08	2016	9.3892	9.3039	0
	08	2015	9.5891	9.3892	0
	08	2014	9.7617	9.5891	13,006
	08	2013	9.9463	9.7617	22,657
	08	2012	9.9840	9.9463	21,884
	08	2011	10.1910	9.9840	22,837
	08	2010	10.2111	10.1910	29,638

MFS Limited Maturity Portfolio, Service Class	01	2019	9.7248	10.0280	697,618
	01	2018	9.7968	9.7248	738,090
	01	2017	9.8232	9.7968	925,049
	01	2016	9.8472	9.8232	1,038,492
	01	2015	9.9897	9.8472	1,192,759
	01	2014	10.1132	9.9897	1,470,753
	01	2013	10.2387	10.1132	1,561,196
	01	2012	10.2118	10.2387	1,554,043
	01	2011	10.3698	10.2118	2,559,665
	01	2010	10.3263	10.3698	1,672,470

	02	2019	9.5134	9.7903	424,253
	02	2018	9.6031	9.5134	450,300
	02	2017	9.6484	9.6031	510,813
	02	2016	9.6917	9.6484	517,723
	02	2015	9.8520	9.6917	624,150
	02	2014	9.9941	9.8520	768,548
	02	2013	10.1388	9.9941	692,692
	02	2012	10.1329	10.1388	610,382
	02	2011	10.3106	10.1329	599,037
	02	2010	10.2882	10.3106	643,539

	03	2019	9.4612	9.7317	3,488
	03	2018	9.5552	9.4612	3,595
	03	2017	9.6051	9.5552	4,167
	03	2016	9.6531	9.6051	4,143
	03	2015	9.8178	9.6531	4,308
	03	2014	9.9645	9.8178	7,481
	03	2013	10.1139	9.9645	7,743
	03	2012	10.1132	10.1139	7,125
	03	2011	10.2958	10.1132	6,746
	03	2010	10.2787	10.2958	6,907

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	9.3060	9.5576	106,988
	04	2018	9.4127	9.3060	151,027
	04	2017	9.4762	9.4127	166,789
	04	2016	9.5382	9.4762	184,615
	04	2015	9.7158	9.5382	187,959
	04	2014	9.8760	9.7158	206,725
	04	2013	10.0396	9.8760	194,447
	04	2012	10.0543	10.0396	152,115
	04	2011	10.2516	10.0543	212,464
	04	2010	10.2502	10.2516	128,197

	05	2019	9.2548	9.5001	0
	05	2018	9.3659	9.2548	0
	05	2017	9.4339	9.3659	0
	05	2016	9.5005	9.4339	0
	05	2015	9.6823	9.5005	0
	05	2014	9.8470	9.6823	0
	05	2013	10.0151	9.8470	0
	05	2012	10.0349	10.0151	0
	05	2011	10.2370	10.0349	0
	05	2010	10.2408	10.2370	0

	06	2019	9.1030	9.3303	0
	06	2018	9.2261	9.1030	0
	06	2017	9.3070	9.2261	0
	06	2016	9.3870	9.3070	0
	06	2015	9.5814	9.3870	0
	06	2014	9.7594	9.5814	0
	06	2013	9.9412	9.7594	0
	06	2012	9.9763	9.9412	0
	06	2011	10.1928	9.9763	0
	06	2010	10.2124	10.1928	0

	07	2019	9.0529	9.2744	0
	07	2018	9.1800	9.0529	0
	07	2017	9.2652	9.1800	0
	07	2016	9.3496	9.2652	0
	07	2015	9.5481	9.3496	0
	07	2014	9.7304	9.5481	0
	07	2013	9.9168	9.7304	0
	07	2012	9.9569	9.9168	0
	07	2011	10.1782	9.9569	0
	07	2010	10.2029	10.1782	0

	08	2019	8.8545	9.0527	0
	08	2018	8.9972	8.8545	0
	08	2017	9.0991	8.9972	0
	08	2016	9.2010	9.0991	0
	08	2015	9.4155	9.2010	0
	08	2014	9.6151	9.4155	0
	08	2013	9.8194	9.6151	0
	08	2012	9.8794	9.8194	0
	08	2011	10.1197	9.8794	0
	08	2010	10.1651	10.1197	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Mid Cap Value Portfolio, Initial Class	01	2019	18.7169	24.1255	43,213
	01	2018	21.5036	18.7169	54,948
	01	2017	19.2422	21.5036	73,066
	01	2016	16.8782	19.2422	96,066
	01	2015	17.5791	16.8782	125,065
	01	2014	16.2037	17.5791	181,214
	01	2013	12.0396	16.2037	254,973
	01	2012	10.5249	12.0396	362,012
	01	2011	10.4482	10.5249	417,842
	01	2010	8.7029	10.4482	473,231

	02	2019	18.3100	23.5538	52,308
	02	2018	21.6787	18.3100	77,714
	02	2017	18.8998	21.0787	92,670
	02	2016	16.6117	18.8998	101,520
	02	2015	17.3368	16.6117	135,209
	02	2014	16.0129	17.3368	155,344
	02	2013	11.9221	16.0129	223,054
	02	2012	10.4435	11.9221	344,951
	02	2011	10.3885	10.4435	434,458
	02	2010	8.6708	10.3885	483,196

	03	2019	18.2093	23.4125	1,285
	03	2018	20.9733	18.2093	1,405
	03	2017	18.8148	20.9733	1,840
	03	2016	16.5455	18.8148	2,529
	03	2015	17.2765	16.5455	2,418
	03	2014	15.9654	17.2765	2,730
	03	2013	11.8928	15.9654	2,440
	03	2012	10.4232	11.8928	8,442
	03	2011	10.3736	10.4232	12,827
	03	2010	8.6628	10.3736	17,510

	04	2019	17.9106	22.9938	80,797
	04	2018	20.6607	17.9106	86,396
	04	2017	18.5623	20.6607	89,481
	04	2016	16.3484	18.5623	100,969
	04	2015	17.0970	16.3484	124,425
	04	2014	15.8237	17.0970	129,048
	04	2013	11.8053	15.8237	156,967
	04	2012	10.3625	11.8053	201,034
	04	2011	10.3290	10.3625	211,073
	04	2010	8.6387	10.3290	266,280

	05	2019	17.8121	22.8553	586
	05	2018	20.5578	17.8121	623
	05	2017	18.4795	20.5578	962
	05	2016	16.2837	18.4795	2,000
	05	2015	17.0380	16.2837	2,050
	05	2014	15.7771	17.0380	2,055
	05	2013	11.7765	15.7771	1,003
	05	2012	10.3424	11.7765	1,043
	05	2011	10.3142	10.3424	1,054
	05	2010	8.6308	10.3142	1,074

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	17.5199	22.4470	0
	06	2018	20.2509	17.5199	3,030
	06	2017	18.2309	20.2509	3,355
	06	2016	16.0893	18.2309	4,901
	06	2015	16.8605	16.0893	5,456
	06	2014	15.6368	16.8605	5,759
	06	2013	11.6897	15.6368	7,624
	06	2012	10.2821	11.6897	9,672
	06	2011	10.2698	10.2821	10,058
	06	2010	8.6068	10.2698	12,657

	07	2019	17.4236	22.3123	0
	07	2018	20.1497	17.4236	0
	07	2017	18.1489	20.1497	0
	07	2016	16.0252	18.1489	0
	07	2015	16.8019	16.0252	0
	07	2014	15.5903	16.8019	0
	07	2013	11.6610	15.5903	864
	07	2012	10.2621	11.6610	1,801
	07	2011	10.2550	10.2621	4,298
	07	2010	8.5988	10.2550	6,107

	08	2019	17.0417	21.7790	0
	08	2018	19.7485	17.0417	0
	08	2017	17.8237	19.7485	0
	08	2016	15.7703	17.8237	0
	08	2015	16.5686	15.7703	0
	08	2014	15.4055	16.5686	0
	08	2013	11.5463	15.4055	1,251
	08	2012	10.1822	11.5463	1,395
	08	2011	10.1960	10.1822	1,430
	08	2010	8.5668	10.1960	2,055

MFS Mid Cap Value Portfolio, Service Class	01	2019	18.2146	23.4040	52,341
	01	2018	20.9657	18.2146	72,725
	01	2017	18.8050	20.9657	94,427
	01	2016	16.5254	18.8050	115,612
	01	2015	17.2708	16.5254	192,429
	01	2014	15.9485	17.2708	190,536
	01	2013	11.8837	15.9485	146,813
	01	2012	10.4213	11.8837	182,819
	01	2011	10.3591	10.4213	162,349
	01	2010	8.6648	10.3591	214,341

	02	2019	17.8186	22.8494	33,975
	02	2018	20.5513	17.8186	39,475
	02	2017	18.4704	20.5513	56,916
	02	2016	16.2644	18.4704	73,869
	02	2015	17.0327	16.2644	83,719
	02	2014	15.7607	17.0327	106,187
	02	2013	11.7677	15.7607	123,019
	02	2012	10.3407	11.7677	129,133
	02	2011	10.2999	10.3407	122,827
	02	2010	8.6329	10.2999	115,137

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	17.7207	22.7123	3,229
	03	2018	20.4486	17.7207	3,381
	03	2017	18.3874	20.4486	3,587
	03	2016	16.1995	18.3874	4,133
	03	2015	16.9735	16.1995	6,146
	03	2014	15.7139	16.9735	6,746
	03	2013	11.7388	15.7139	190
	03	2012	10.3206	11.7388	227
	03	2011	10.2851	10.3206	242
	03	2010	8.6249	10.2851	5,197

	04	2019	17.4300	22.3061	14,727
	04	2018	20.1438	17.4300	17,010
	04	2017	18.1406	20.1438	19,943
	04	2016	16.0067	18.1406	19,984
	04	2015	16.7971	16.0067	23,240
	04	2014	15.5745	16.7971	23,167
	04	2013	11.6524	15.5745	25,348
	04	2012	10.2605	11.6524	25,571
	04	2011	10.2408	10.2605	35,491
	04	2010	8.6009	10.2408	32,809

	05	2019	17.3341	22.1718	0
	05	2018	20.0435	17.3341	0
	05	2017	18.0596	20.0435	0
	05	2016	15.9433	18.0596	0
	05	2015	16.7391	15.9433	603
	05	2014	15.5286	16.7391	0
	05	2013	11.6240	15.5286	0
	05	2012	10.2407	11.6240	0
	05	2011	10.2262	10.2407	0
	05	2010	8.5930	10.2262	0

	06	2019	17.0498	21.7757	0
	06	2018	19.7443	17.0498	0
	06	2017	17.8167	19.7443	0
	06	2016	15.7530	17.8167	0
	06	2015	16.5647	15.7530	0
	06	2014	15.3905	16.5647	0
	06	2013	11.5383	15.3905	0
	06	2012	10.1809	11.5383	0
	06	2011	10.1821	10.1809	0
	06	2010	8.5691	10.1821	0

	07	2019	16.9560	21.6450	0
	07	2018	19.6456	16.9560	0
	07	2017	17.7366	19.6456	0
	07	2016	15.6902	17.7366	0
	07	2015	16.5072	15.6902	0
	07	2014	15.3448	16.5072	0
	07	2013	11.5099	15.3448	0
	07	2012	10.1611	11.5099	0
	07	2011	10.1675	10.1611	0
	07	2010	8.5612	10.1675	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	16.5844	21.1277	0
	08	2018	19.2544	16.5844	0
	08	2017	17.4187	19.2544	0
	08	2016	15.4407	17.4187	0
	08	2015	16.2780	15.4407	0
	08	2014	15.1629	16.2780	0
	08	2013	11.3968	15.1629	0
	08	2012	10.0820	11.3968	0
	08	2011	10.1090	10.0820	0
	08	2010	8.5293	10.1090	0

MFS Moderate Allocation Portfolio, Service Class	01	2019	18.2561	21.8769	2,407,059
	01	2018	19.3723	18.2561	3,000,706
	01	2017	17.1007	19.3723	3,600,620
	01	2016	16.4326	17.1007	4,687,036
	01	2015	16.6949	16.4326	5,437,897
	01	2014	16.1688	16.6949	6,206,756
	01	2013	14.1178	16.1688	6,628,336
	01	2012	13.0108	14.1178	6,745,288
	01	2011	13.4790	13.0108	7,020,175
	01	2010	12.2621	13.4790	7,192,277

	02	2019	17.8817	21.3853	809,862
	02	2018	19.0133	17.8817	945,443
	02	2017	16.8175	19.0133	1,096,800
	02	2016	16.1935	16.8175	1,411,335
	02	2015	16.4855	16.1935	1,576,586
	02	2014	15.9984	16.4855	1,770,806
	02	2013	13.9976	15.9984	2,036,099
	02	2012	12.9264	13.9976	1,969,769
	02	2011	13.4188	12.9264	2,030,236
	02	2010	12.2323	13.4188	1,746,517

	03	2019	17.7890	21.2638	768
	03	2018	18.9242	17.7890	0
	03	2017	16.7472	18.9242	1,250
	03	2016	16.1339	16.7472	1,338
	03	2015	16.4333	16.1339	1,629
	03	2014	15.9560	16.4333	1,727
	03	2013	13.9676	15.9560	1,792
	03	2012	12.9053	13.9676	1,940
	03	2011	13.4038	12.9053	2,056
	03	2010	12.2248	13.4038	2,139

	04	2019	17.5137	20.9032	752,981
	04	2018	18.6596	17.5137	844,001
	04	2017	16.5380	18.6596	907,736
	04	2016	15.9568	16.5380	1,087,535
	04	2015	16.2779	15.9568	1,195,638
	04	2014	15.8293	16.2779	1,237,113
	04	2013	13.8780	15.8293	1,203,813
	04	2012	12.8423	13.8780	1,252,408
	04	2011	13.3587	12.8423	1,241,356
	04	2010	12.2024	13.3587	1,052,607

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	17.4228	20.7839	0
	05	2018	18.5726	17.4228	0
	05	2017	16.4694	18.5726	0
	05	2016	15.8987	16.4694	0
	05	2015	16.2268	15.8987	0
	05	2014	15.7876	16.2268	0
	05	2013	13.8484	15.7876	0
	05	2012	12.8215	13.8484	0
	05	2011	13.3438	12.8215	0
	05	2010	12.1950	13.3438	0

	06	2019	17.1532	20.4318	0
	06	2018	18.3127	17.1532	0
	06	2017	16.2632	18.3127	0
	06	2016	15.7237	16.2632	0
	06	2015	16.0729	15.7237	0
	06	2014	15.6620	16.0729	0
	06	2013	13.7593	15.6620	15,639
	06	2012	12.7587	13.7593	15,639
	06	2011	13.2989	12.7587	15,639
	06	2010	12.1726	13.2989	15,332

	07	2019	17.0642	20.3156	0
	07	2018	18.2269	17.0642	0
	07	2017	16.1952	18.2269	0
	07	2016	15.6660	16.1952	0
	07	2015	16.0221	15.6660	0
	07	2014	15.6204	16.0221	0
	07	2013	13.7298	15.6204	546
	07	2012	12.7379	13.7298	550
	07	2011	13.2839	12.7379	554
	07	2010	12.1651	13.2839	0

	08	2019	16.7114	19.8552	0
	08	2018	17.8865	16.7114	0
	08	2017	15.9251	17.8865	0
	08	2016	15.4363	15.9251	0
	08	2015	15.8196	15.4363	0
	08	2014	15.4547	15.8196	0
	08	2013	13.6121	15.4547	0
	08	2012	12.6547	13.6121	0
	08	2011	13.2242	12.6547	0
	08	2010	12.1353	13.2242	0

MFS New Discovery Value Portfolio, Service Class	01	2019	23.1169	30.3212	7,730
	01	2018	26.4245	23.1169	11,304
	01	2017	23.3707	26.4245	12,400
	01	2016	18.7594	23.3707	17,390
	01	2015	19.6539	18.7594	27,394
	01	2014	19.3753	19.6539	28,516
	01	2013	14.1112	19.3753	29,188
	01	2012	13.0989	14.1112	30,729
	01	2011	14.2520	13.0989	36,907
	01	2010	11.9491	14.2520	41,214

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	22.6427	29.6398	2,715
	02	2018	25.9347	22.6427	3,158
	02	2017	22.9836	25.9347	5,811
	02	2016	18.4862	22.9836	9,438
	02	2015	19.4072	18.4862	11,908
	02	2014	19.1712	19.4072	12,974
	02	2013	13.9910	19.1712	15,802
	02	2012	13.0139	13.9910	7,536
	02	2011	14.1883	13.0139	20,496
	02	2010	11.9200	14.1883	12,461

	03	2019	22.5252	29.4712	0
	03	2018	25,8132	22.5252	0
	03	2017	22.8874	25.8132	0
	03	2016	18.4183	22.8874	0
	03	2015	19.3458	18.4183	0
	03	2014	19.1203	19.3458	0
	03	2013	13.9610	19.1203	2,533
	03	2012	12.9926	13.9610	2,521
	03	2011	14.1724	12.9926	2,686
	03	2010	11.9127	14.1724	2,877

	04	2019	22.1766	28.9714	20,413
	04	2018	25.4523	22.1766	22,098
	04	2017	22.6015	25.4523	22,785
	04	2016	18.2161	22.6015	20,838
	04	2015	19.1628	18.2161	21,357
	04	2014	18.9685	19.1628	20,747
	04	2013	13.8714	18.9685	21,795
	04	2012	12.9291	13.8714	24,670
	04	2011	14.1248	12.9291	26,023
	04	2010	11.8908	14.1248	35,094

	05	2019	22.0616	28.8061	0
	05	2018	25.3336	22.0616	0
	05	2017	22.5077	25.3336	0
	05	2016	18.1497	22.5077	0
	05	2015	19.1026	18.1497	0
	05	2014	18.9185	19.1026	0
	05	2013	13.8419	18.9185	0
	05	2012	12.9082	13.8419	0
	05	2011	14.1090	12.9082	0
	05	2010	11.8836	14.1090	0

	06	2019	21.7202	28.3181	0
	06	2018	24.9789	21.7202	0
	06	2017	22.2259	24.9789	0
	06	2016	17.9500	22.2259	0
	06	2015	18.9215	17.9500	0
	06	2014	18.7679	18.9215	0
	06	2013	13.7528	18.7679	0
	06	2012	12.8450	13.7528	0
	06	2011	14.0615	12.8450	0
	06	2010	11.8617	14.0615	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	21.6074	28.1570	0
	07	2018	24.8619	21.6074	0
	07	2017	22.1329	24.8619	0
	07	2016	17.8840	22.1329	0
	07	2015	18.8616	17.8840	0
	07	2014	18.7181	18.8616	0
	07	2013	13.7233	18.7181	0
	07	2012	12.8240	13.7233	0
	07	2011	14.0457	12.8240	0
	07	2010	11.8545	14.0457	0

	08	2019	21.1606	27.5187	0
	08	2018	24.3976	21.1606	0
	08	2017	21.7637	24.3976	0
	08	2016	17.6218	21.7637	0
	08	2015	18.6232	17.6218	0
	08	2014	18.5195	18.6232	0
	08	2013	13.6055	18.5195	0
	08	2012	12.7402	13.6055	0
	08	2011	13.9825	12.7402	0
	08	2010	11.8253	13.9825	0

MFS Mid Cap Growth Series, Service Class	01	2019	27.4790	37.3534	51,590
	01	2018	27.6916	27.4790	66,570
	01	2017	22.2360	27.6916	85,547
	01	2016	21.6225	22.2360	110,913
	01	2015	21.0627	21.6225	147,074
	01	2014	19.7377	21.0627	190,486
	01	2013	14.6329	19.7377	220,294
	01	2012	10.0000	14.6329	276,548

	02	2019	26.5881	36.0701	21,488
	02	2018	26.8479	26.5881	27,686
	02	2017	21.6019	26.8479	38,688
	02	2016	21.0486	21.6019	56,783
	02	2015	20.5456	21.0486	72,968
	02	2014	19.2923	20.5456	113,290
	02	2013	14.3318	19.2923	137,463
	02	2012	10.0000	14.3318	167,393

	03	2019	26.3692	35.7551	1,909
	03	2018	26.6403	26.3692	2,280
	03	2017	21.4456	26.6403	2,613
	03	2016	20.9071	21.4456	3,452
	03	2015	20.4178	20.9071	3,700
	03	2014	19.1822	20.4178	4,420
	03	2013	14.2573	19.1822	5,143
	03	2012	10.0000	14.2573	3,452

	04	2019	25.7233	34.8268	11,238
	04	2018	26.0272	25.7233	14,376
	04	2017	20.9837	26.0272	17,363
	04	2016	20.4881	20.9837	16,405
	04	2015	20.0394	20.4881	15,268
	04	2014	18.8555	20.0394	19,196
	04	2013	14.0360	18.8555	27,253
	04	2012	10.0000	14.0360	32,382

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	25.5120	34.5227	327
	05	2018	25.8270	25.5120	348
	05	2017	20.8330	25.8270	370
	05	2016	20.3514	20.8330	377
	05	2015	19.9157	20.3514	377
	05	2014	18.7487	19.9157	377
	05	2013	13.9635	18.7487	377
	05	2012	10.0000	13.9635	377

	06	2019	24.8865	33.6261	567
	06	2018	25.2316	24.8865	640
	06	2017	20.3832	25.2316	682
	06	2016	19.9425	20.3832	773
	06	2015	19.5457	19.9425	806
	06	2014	18.4286	19.5457	1,303
	06	2013	13.7462	18.4286	1,396
	06	2012	10.0000	13.7462	1,617

	07	2019	22.6194	30.5475	0
	07	2018	22.9447	22.6194	0
	07	2017	18.5451	22.9447	0
	07	2016	18.1534	18.5451	17
	07	2015	17.8013	18.1534	22
	07	2014	16.7925	17.8013	27
	07	2013	12.5322	16.7925	301
	07	2012	10.0000	12.5322	3,796

	08	2019	21.9054	29.5232	0
	08	2018	22.2659	21.9054	0
	08	2017	18.0330	22.2659	0
	08	2016	17.6884	18.0330	0
	08	2015	17.3809	17.6884	0
	08	2014	16.4296	17.3809	0
	08	2013	12.2866	16.4296	0
	08	2012	10.0000	12.2866	0

MFS New Discovery Series, Service Class	01	2019	16.4838	22.8927	62,900
	01	2018	17.0628	16.4838	87,429
	01	2017	13.7386	17.0628	114,956
	01	2016	12.8459	13.7386	176,577
	01	2015	13.3546	12.8459	221,809
	01	2014	14.6863	13.3546	264,676
	01	2013	10.5794	14.6863	66,824
	01	2012	10.0000	10.5794	58,167

	02	2019	16.2806	22.5653	77,699
	02	2018	16.8865	16.2806	102,527
	02	2017	13.6240	16.8865	130,689
	02	2016	12.7647	13.6240	164,460
	02	2015	13.2972	12.7647	222,931
	02	2014	14.6530	13.2972	280,517
	02	2013	10.5769	14.6530	58,611
	02	2012	10.0000	10.5769	53,867

	03	2019	16.2300	22.4839	4,334
	03	2018	16,8425	16,2300	4,790
	03	2017	13.5954	16.8425	6,670
	03	2016	12.7444	13.5954	7,915
	03	2015	13.2829	12.7444	10,639
	03	2014	14.6447	13.2829	12,524
	03	2013	10.5763	14.6447	0
	03	2012	10.0000	10.5763	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	16.0792	22.2415	50,906
	04	2018	16.7114	16.0792	72,852
	04	2017	13.5099	16.7114	84,527
	04	2016	12.6837	13.5099	94,524
	04	2015	13.2399	12.6837	121,247
	04	2014	14.6197	13.2399	136,624
	04	2013	10.5744	14.6197	34,055
	04	2012	10.0000	10.5744	39,688

	05	2019	16.0290	22.1604	187
	05	2018	16.6679	16.0290	216
	05	2017	13.4817	16.6679	851
	05	2016	12.6637	13.4817	3,351
	05	2015	13.2257	12.6637	3,227
	05	2014	14.6114	13.2257	3,196
	05	2013	10.5738	14.6114	0
	05	2012	10.0000	10.5738	0

	06	2019	15.8803	21.9221	0
	06	2018	16.5381	15.8803	2,417
	06	2017	13.3967	16.5381	3,390
	06	2016	12.6032	13.3967	7,538
	06	2015	13.1828	12.6032	8,315
	06	2014	14.5864	13.1828	8,602
	06	2013	10.5720	14.5864	0
	06	2012	10.0000	10.5720	0

	07	2019	15.8309	21.8430	106
	07	2018	16.4950	15.8309	625
	07	2017	13.3686	16.4950	773
	07	2016	12.5831	13.3686	1,732
	07	2015	13.1685	12.5831	2,087
	07	2014	14.5781	13.1685	2,561
	07	2013	10.5713	14.5781	0
	07	2012	10.0000	10.5713	0

	08	2019	15.6340	21.5275	0
	08	2018	16.3232	15.6340	0
	08	2017	13.2562	16.3232	13
	08	2016	12.5030	13.2562	16
	08	2015	13.1116	12.5030	19
	08	2014	14.5449	13.1116	993
	08	2013	10.5689	14.5449	0
	08	2012	10.0000	10.5689	0

MFS Total Return Bond Series, Service Class	01	2019	10.5707	11.4223	1,862,498
	01	2018	10.8988	10.5707	2,094,178
	01	2017	10.6412	10.8988	2,789,018
	01	2016	10.4078	10.6412	3,213,359
	01	2015	10.6496	10.4078	3,762,311
	01	2014	10.2574	10.6496	4,290,303
	01	2013	10.5710	10.2574	4,659,653
	01	2012	10.0460	10.5710	5,254,975
	01	2011	10.0000	10.0460	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	10.4155	11.2321	392,963
	02	2018	10.7605	10.4155	399,395
	02	2017	10.5272	10.7605	465,775
	02	2016	10.3174	10.5272	564,963
	02	2015	10.5786	10.3174	641,318
	02	2014	10.2098	10.5786	754,212
	02	2013	10.5434	10.2098	873,542
	02	2012	10.0403	10.5434	1,049,351
	02	2011	10.0000	10.0403	0

	03	2019	10.3770	11.1849	15,778
	03	2018	10.7261	10.3770	21,967
	03	2017	10.4988	10.7261	22,956
	03	2016	10.2948	10.4988	22,656
	03	2015	10.5609	10.2948	30,963
	03	2014	10.1979	10.5609	32,946
	03	2013	10.5365	10.1979	37,007
	03	2012	10.0388	10.5365	56,947
	03	2011	10.0000	10.0388	0

	04	2019	10.2621	11.0445	328,076
	04	2018	10.6235	10.2621	365,769
	04	2017	10.4142	10.6235	482,010
	04	2016	10.2274	10.4142	579,764
	04	2015	10.5078	10.2274	680,351
	04	2014	10.1622	10.5078	720,734
	04	2013	10.5157	10.1622	823,967
	04	2012	10.0345	10.5157	973,441
	04	2011	10.0000	10.0345	0

	05	2019	10.2240	10.9977	2,947
	05	2018	10.5896	10.2240	3,136
	05	2017	10.3863	10.5896	3,335
	05	2016	10.2052	10.3863	3,401
	05	2015	10.4904	10.2052	15,288
	05	2014	10.1504	10.4904	3,402
	05	2013	10.5089	10.1504	3,403
	05	2012	10.0331	10.5089	3,403
	05	2011	10.0000	10.0331	0

	06	2019	10.1110	10.8599	502
	06	2018	10.4882	10.1110	531
	06	2017	10.3023	10.4882	6,268
	06	2016	10.1382	10.3023	6,279
	06	2015	10.4375	10.1382	13,352
	06	2014	10.1149	10.4375	13,354
	06	2013	10.4882	10.1149	13,368
	06	2012	10.0288	10.4882	13,346
	06	2011	10.0000	10.0288	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	10.2745	10.8142	0
	07	2018	10.4546	10.2745	0
	07	2017	10.2745	10.4546	0
	07	2016	10.1160	10.2745	0
	07	2015	10.4200	10.1160	0
	07	2014	10.1031	10.4200	0
	07	2013	10.4813	10.1031	945
	07	2012	10.0274	10.4813	879
	07	2011	10.0000	10.0274	0

	08	2019	9.9244	10.6325	0
	08	2018	10.3209	9.9244	0
	08	2017	10.1637	10.3209	65
	08	2016	10.0275	10.1637	69
	08	2015	10.3500	10.0275	73
	08	2014	10.0558	10.3500	84
	08	2013	10.4537	10.0558	93
	08	2012	10.0216	10.4537	139
	08	2011	10.0000	10.0216	0

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II	01	2019	24.5500	31.7282	17,001
	01	2018	23.2773	24.5500	16,187
	01	2017	16.5785	23.2773	28.122
	01	2016	17.1957	16.5785	16,861
	01	2015	15.6232	17.1957	17,748
	01	2014	14.9812	15.6232	18,030
	01	2013	10.3166	14.9812	4,174
	01	2012	9.2027	10.3166	33,462
	01	2011	10.0000	9.2027	0

	02	2019	24.1898	31.2001	8,482
	02	2018	22.9820	24.1898	8,640
	02	2017	16.4011	22.9820	10,722
	02	2016	17.0464	16.4011	17,618
	02	2015	15.5191	17.0464	18,295
	02	2014	14.9117	15.5191	20,619
	02	2013	10.2897	14.9117	3,703
	02	2012	9.1974	10.2897	2,695
	02	2011	10.0000	9.1974	0

	03	2019	24.1002	31.0690	0
	03	2018	22.9085	24.1002	0
	03	2017	16.3568	22.9085	0
	03	2016	17.0091	16.3568	0
	03	2015	15.4930	17.0091	0
	03	2014	14.8943	15.4930	0
	03	2013	10.2829	14.8943	0
	03	2012	9.1961	10.2829	0
	03	2011	10.0000	9.1961	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	23.8336	30.6790	11,514
	04	2018	22.6895	23.8336	12,974
	04	2017	16.2249	22.6895	6,851
	04	2016	16.8978	16.2249	5,677
	04	2015	15.4153	16.8978	5,612
	04	2014	14.8422	15.4153	10,417
	04	2013	10.2627	14.8422	0
	04	2012	9.1922	10.2627	0
	04	2011	10.0000	9.1922	0

	05	2019	24.7451	30.5491	0
	05	2018	22.6171	24.7451	0
	05	2017	16.1815	22.6171	0
	05	2016	16.8611	16.1815	0
	05	2015	15.3896	16.8611	0
	05	2014	14.8250	15.3896	0
	05	2013	10.2560	14.8250	0
	05	2012	9.1909	10.2560	0
	05	2011	10.0000	9.1909	0

	06	2019	23.4826	30.1664	0
	06	2018	22.4006	23.4826	0
	06	2017	16.0506	22.4006	0
	06	2016	16.7505	16.0506	0
	06	2015	15.3121	16.7505	0
	06	2014	14.7731	15.3121	0
	06	2013	10.2357	14.7731	0
	06	2012	9.1869	10.2357	0
	06	2011	10.0000	9.1869	0

	07	2019	23.3956	30.0396	0
	07	2018	22.3290	23.3956	0
	07	2017	16.0073	22.3290	0
	07	2016	16.7138	16.0073	0
	07	2015	15.2864	16.7138	0
	07	2014	14.7558	15.2864	0
	07	2013	10.2290	14.7558	0
	07	2012	9.1856	10.2290	0
	07	2011	10.0000	9.1856	0

	08	2019	23.0494	29.5349	0
	08	2018	22.0435	23.0494	0
	08	2017	15.8347	22.0435	0
	08	2016	16.5676	15.8347	0
	08	2015	15.1838	16.5676	0
	08	2014	14.6869	15.1838	0
	08	2013	10.2021	14.6869	0
	08	2012	9.1803	10.2021	0
	08	2011	10.0000	9.1803	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II	01	2019	20.3502	28.0005	48,811
	01	2018	18.7314	20.3502	41,223
	01	2017	13.7474	18.7314	47,586
	01	2016	15.3417	13.7474	30,344
	01	2015	16.6014	15.3417	35,755
	01	2014	16.5832	16.6014	41,154
	01	2013	12.2704	16.5832	46,072
	01	2012	11.5069	12.2704	52,469
	01	2011	12.6103	11.5069	78,139
	01	2010	9.6984	12.6103	81,316

	02	2019	19.9078	27.3369	4,483
	02	2018	18.3612	19.9078	4,697
	02	2017	13.5027	18.3612	4,239
	02	2016	15.0994	13.5027	4,059
	02	2015	16.3726	15.0994	4,850
	02	2014	16.3880	16.3726	18,577
	02	2013	12.1506	16.3880	17,908
	02	2012	11.4179	12.1506	23,286
	02	2011	12.5383	11.4179	27,861
	02	2010	9.6627	12.5383	24,623

	03	2019	19.7984	27.1730	0
	03	2018	18.2695	19.7984	0
	03	2017	13.4421	18.2695	0
	03	2016	15.0393	13.4421	0
	03	2015	16.3157	15.0393	0
	03	2014	16.3394	16.3157	0
	03	2013	12.1208	16.3394	7,346
	03	2012	11.3957	12.1208	8,051
	03	2011	12.5203	11.3957	9,497
	03	2010	9.6537	12.5203	10,115

	04	2019	19.4736	26.6870	5,410
	04	2018	17.9971	19.4736	8,170
	04	2017	13.2616	17.9971	7,058
	04	2016	14.8601	13.2616	19,117
	04	2015	16.1461	14.8601	21,132
	04	2014	16.1944	16.1461	19,973
	04	2013	12.0316	16.1944	12,391
	04	2012	11.3294	12.0316	24,024
	04	2011	12.4664	11.3294	25,605
	04	2010	9.6269	12.4664	20,481

	05	2019	19.3665	26.5264	0
	05	2018	17.9075	19.3665	0
	05	2017	13.2024	17.9075	0
	05	2016	14.8013	13.2024	0
	05	2015	16.0903	14.8013	0
	05	2014	16.1467	16.0903	0
	05	2013	12.0023	16.1467	0
	05	2012	11.3075	12.0023	0
	05	2011	12.4486	11.3075	0
	05	2010	9.6181	12.4486	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	19.0487	26.0523	0
	06	2018	17.6401	19.0487	0
	06	2017	13.0247	17.6401	0
	06	2016	14.6246	13.0247	0
	06	2015	15.9227	14.6246	0
	06	2014	16.0030	15.9227	0
	06	2013	11.9138	16.0030	0
	06	2012	11.2414	11.9138	0
	06	2011	12.3950	11.2414	747
	06	2010	9.5913	12.3950	0

	07	2019	18.9439	25.8959	0
	07	2018	17.5520	18.9439	0
	07	2017	12.9662	17.5520	0
	07	2016	14.5663	12.9662	0
	07	2015	15.8674	14.5663	0
	07	2014	15.9556	15.8674	0
	07	2013	11.8845	15.9556	0
	07	2012	11.2196	11.8845	0
	07	2011	12.3772	11.2196	0
	07	2010	9.5824	12.3772	0

	08	2019	18.5288	25.2770	0
	08	2018	17.2025	18.5288	0
	08	2017	12.7338	17.2025	0
	08	2016	14.3346	12.7338	0
	08	2015	15.6470	14.3346	0
	08	2014	15.7663	15.6470	0
	08	2013	11.7676	15.7663	0
	08	2012	11.1322	11.7676	0
	08	2011	12.3060	11.1322	0
	08	2010	9.5469	12.3060	0

Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II	01	2019	22.8025	30.4512	20,049
	01	2018	24.6671	22.8025	23,805
	01	2017	19.8345	24.6671	42,454
	01	2016	20.6799	19.8345	55,223
	01	2015	20.3717	20.6799	74,781
	01	2014	18.0008	20.3717	116,741
	01	2013	14.1484	18.0008	112,269
	01	2012	12.6480	14.1484	105,988
	01	2011	13.0455	12.6480	107,471
	01	2010	12.1592	13.0455	138,982

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	22.0634	29.4053	22,491
	02	2018	23.9158	22.0634	27,141
	02	2017	19.2690	23.9158	28,028
	02	2016	20.1313	19.2690	36,937
	02	2015	19.8717	20.1313	45,206
	02	2014	17.5948	19.8717	44,116
	02	2013	13.8574	17.5948	58,780
	02	2012	12.4132	13.8574	79,305
	02	2011	12.8294	12.4132	94,176
	02	2010	11.9821	12.8294	103,856

	03	2019	21.8818	29.1485	3,275
	03	2018	23.7309	21.8818	5,068
	03	2017	19.1297	23.7309	5,358
	03	2016	19.9959	19.1297	6,214
	03	2015	19.7481	19.9959	7,430
	03	2014	17.4943	19.7481	8,306
	03	2013	13.7853	17.4943	9,592
	03	2012	12.3550	13.7853	6,233
	03	2011	12.7757	12.3550	6,485
	03	2010	11.9381	12.7757	8,156

	04	2019	21.3458	28.3917	9,130
	04	2018	23.1848	21.3458	10,623
	04	2017	18.7176	23.1848	11,917
	04	2016	19.5952	18.7176	14,123
	04	2015	19.3821	19.5952	10,798
	04	2014	17.1964	19.3821	14,152
	04	2013	13.5713	17.1964	15,028
	04	2012	12.1820	13.5713	24,193
	04	2011	12.6161	12.1820	25,908
	04	2010	11.8070	12.6161	44,423

	05	2019	21.1705	28.1438	30
	05	2018	23.0064	21.1705	36
	05	2017	18.5833	23.0064	41
	05	2016	19.4644	18.5833	52
	05	2015	19.2625	19.4644	55
	05	2014	17.0990	19.2625	62
	05	2013	13.5013	17.0990	74
	05	2012	12.1253	13.5013	0
	05	2011	12.5638	12.1253	0
	05	2010	11.7640	12.5638	0

	06	2019	20.6515	27.4130	1,408
	06	2018	22.4761	20.6515	1,519
	06	2017	18.1821	22.4761	1,527
	06	2016	19.0735	18.1821	1,705
	06	2015	18.9047	19.0735	1,594
	06	2014	16.8071	18.9047	2,518
	06	2013	13.2912	16.8071	2,723
	06	2012	11.9551	13.2912	3,000
	06	2011	12.4064	11.9551	3,228
	06	2010	11.6345	12.4064	5,872

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	19.4884	25.8561	0
	07	2018	21.2210	19.4884	0
	07	2017	17.1754	21.2210	0
	07	2016	18.0266	17.1754	38
	07	2015	17.8763	18.0266	43
	07	2014	15.9010	17.8763	53
	07	2013	12.5810	15.9010	2,271
	07	2012	11.3221	12.5810	10,749
	07	2011	11.7555	11.3221	11,698
	07	2010	11.0297	11.7555	19,808

	08	2019	18.8733	24.9892	0
	08	2018	20.5933	18.8733	0
	08	2017	16.7012	20.5933	0
	08	2016	17.5650	16.7012	0
	08	2015	17.4542	17.5650	0
	08	2014	15.5574	17.4542	0
	08	2013	12.3345	15.5574	0
	08	2012	11.1231	12.3345	103
	08	2011	11.5726	11.1231	114
	08	2010	10.8804	11.5726	121

Invesco Oppenheimer V.I. Conservative Balanced, Series II	01	2019	9.5081	11.2907	77,123
	01	2018	10.5523	9.5081	80.123
	01	2017	9.8523	10.5523	89,263
	01	2016	9.5488	9.8523	104,212
	01	2015	9.6551	9.5488	126,737
	01	2014	9.0969	9.6591	141,994
	01	2013	8.2016	9.0969	149,312
	01	2012	7.4432	8.2016	147,805
	01	2011	7.5427	7.4432	163,748
	01	2010	6.8097	7.5427	165,361

	02	2019	9.5657	11.0004	39,821
	02	2018	10.3223	9.5657	42,228
	02	2017	9.6569	10.3223	46,581
	02	2016	9.3786	9.6569	53,870
	02	2015	9.5063	9.3786	51,446
	02	2014	8.9712	9.5063	55,481
	02	2013	8.1048	8.9712	111,618
	02	2012	7.3704	8.1048	119,234
	02	2011	7.4841	7.3704	129,327
	02	2010	6.7706	7.4841	79,847

	03	2019	9.6085	10.9287	5,607
	03	2018	10.2654	9.6085	5,667
	03	2017	9.6085	10.2654	5,796
	03	2016	9.3363	9.6085	5,377
	03	2015	9.4683	9.3363	5,464
	03	2014	8.9399	9.4683	5,678
	03	2013	8.0806	8.9399	6,115
	03	2012	7.3522	8.0806	6,286
	03	2011	7.4694	7.3522	6,345
	03	2010	6.7608	7.4694	6,687

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	9.3377	10.7166	1,919
	04	2018	10.0966	9.3377	1,950
	04	2017	9.4648	10.0966	6,674
	04	2016	9.2108	9.4648	6,561
	04	2015	9.3553	9.2108	7,593
	04	2014	8.8468	9.3553	43,961
	04	2013	8.0087	8.8468	62,888
	04	2012	7.2980	8.0087	63,658
	04	2011	7.4257	7.2980	61,380
	04	2010	6.7315	7.4257	10,775

	05	2019	9.2815	10.6465	0
	05	2018	10.0412	9.2815	0
	05	2017	9.4177	10.0412	0
	05	2016	9.1696	9.4177	0
	05	2015	9.3182	9.1696	0
	05	2014	8.8162	9.3182	0
	05	2013	7.9851	8.8162	0
	05	2012	7.2801	7.9851	0
	05	2011	7.4113	7.2801	0
	05	2010	6.7219	7.4113	0

	06	2019	9.1149	10.4399	0
	06	2018	9.8758	9,1149	0
	06	2017	9.2765	9.8758	0
	06	2016	9.0460	9.2765	0
	06	2015	9.2067	9.0460	0
	06	2014	8.7241	9.2067	0
	06	2013	7.9138	8.7241	0
	06	2012	7.2263	7.9138	0
	06	2011	7.3678	7.2263	0
	06	2010	6.6927	7.3678	0

	07	2019	9.0601	10.3719	0
	07	2018	9.8214	9.0601	0
	07	2017	9.2300	9.8214	0
	07	2016	9.0053	9.2300	0
	07	2015	9.1700	9.0053	0
	07	2014	8.6937	9.1700	0
	07	2013	7.8903	8.6937	0
	07	2012	7.2085	7.8903	0
	07	2011	7.3534	7.2085	0
	07	2010	6.6830	7.3534	0

	08	2019	8.8431	10.1029	0
	08	2018	9,6057	8,8431	0
	08	2017	9.0457	9.6057	0
	08	2016	8.8436	9.0457	0
	08	2015	9.0238	8.8436	0
	08	2014	8.5727	9.0238	0
	08	2013	7.7964	8.5727	0
	08	2012	7.1375	7.7964	0
	08	2011	7.2959	7.1375	0
	08	2010	6.6443	7.2959	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Invesco Oppenheimer V.I. Global Fund, Series II	01	2019	23.0800	29.8253	45,455
	01	2018	27.1117	23.0800	53,929
	01	2017	20.2304	27.1117	66,129
	01	2016	20.6127	20.2304	73,771
	01	2015	20.2263	20.6127	84,117
	01	2014	20.1615	20.2263	96,171
	01	2013	16.1508	20.1615	124,592
	01	2012	13.5852	16.1508	137,907
	01	2011	15.1080	13.5852	181,332
	01	2010	13.2832	15.1080	180,189

	02	2019	22.3834	28.8671	16,835
	02	2018	26.3464	22.3834	20,514
	02	2017	19.6989	26.3464	25,754
	02	2016	20.1120	19.6989	36,264
	02	2015	19.7752	20.1120	39,443
	02	2014	19.7521	19.7752	36,701
	02	2013	15.8550	19.7521	49,613
	02	2012	13.3638	15.8550	75,598
	02	2011	14.8920	13.3638	108,579
	02	2010	13.1199	14.8920	108,835

	03	2019	22.2120	28.6317	918
	03	2018	26.1579	22.2120	918
	03	2017	19.5678	26.1579	918
	03	2016	19.9883	19.5678	918
	03	2015	19.6637	19.9883	919
	03	2014	19.6508	19.6637	901
	03	2013	15.7817	19.6508	901
	03	2012	13.3088	15.7817	3,486
	03	2011	14.8384	13.3088	15,240
	03	2010	13.0793	14.8384	14,186

	04	2019	21.7055	27.9367	13,578
	04	2018	25.6003	21.7055	37,265
	04	2017	19.1795	25.6003	37,045
	04	2016	19.6218	19.1795	46,727
	04	2015	19.3327	19.6218	49,567
	04	2014	19.3497	19.3327	53,938
	04	2013	15.5637	19.3497	39,541
	04	2012	13.1452	15.5637	47,313
	04	2011	14.6784	13.1452	57,036
	04	2010	12.9582	14.6784	83,693

	05	2019	21.5396	27.7086	0
	05	2018	25.4179	21.5396	0
	05	2017	19.0527	25.4179	0
	05	2016	19.5020	19.0527	0
	05	2015	19.2245	19.5020	0
	05	2014	19.2511	19.2245	0
	05	2013	15.4923	19.2511	0
	05	2012	13.0915	15.4923	0
	05	2011	14.6259	13.0915	0
	05	2010	12.9183	14.6259	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	21.0480	27.0360	0
	06	2018	24.8752	21.0480	0
	06	2017	18.6738	24.8752	0
	06	2016	19.1435	18.6738	0
	06	2015	18.9001	19.1435	0
	06	2014	18.9553	18.9001	0
	06	2013	15.2777	18.9553	0
	06	2012	12.9302	15.2777	953
	06	2011	14.4678	12.9302	1,018
	06	2010	12.7984	14.4678	2,913

	07	2019	20.8867	26.8154	0
	07	2018	24.6971	20.8867	0
	07	2017	18.5494	24.6971	0
	07	2016	19.0258	18.5494	0
	07	2015	18.7935	19.0258	0
	07	2014	18.8581	18.7935	0
	07	2013	15.2071	18.8581	0
	07	2012	12.8770	15.2071	0
	07	2011	14.4157	12.8770	0
	07	2010	12.7588	14.4157	0

	08	2019	20.2514	25.9469	0
	08	2018	23.9949	20.2514	0
	08	2017	18.0587	23.9949	0
	08	2016	18.5604	18.0587	0
	08	2015	18.3714	18.5604	0
	08	2014	18.4724	18.3714	0
	08	2013	14.9267	18.4724	0
	08	2012	12.6657	14.9267	0
	08	2011	14.2082	12.6657	0
	08	2010	12.6009	14.2082	0

Invesco Oppenheimer V.I. Main Street Fund, Series II	01	2019	23.9376	31.0002	299,600
	01	2018	26.4985	23.9376	406,031
	01	2017	23.1100	26.4985	496,810
	01	2016	21.1230	23.1100	671,619
	01	2015	20.8408	21.1230	836,506
	01	2014	19.2038	20.8408	1,088,208
	01	2013	14.8630	19.2038	1,488,932
	01	2012	12.9675	14.8630	2,014,190
	01	2011	13.2329	12.9675	2,533,432
	01	2010	11.6222	13.2329	2,968,267

	02	2019	23.1617	29.9354	344,185
	02	2018	25.6914	23.1617	428,642
	02	2017	22.4511	25.6914	518,158
	02	2016	20.5626	22.4511	619,718
	02	2015	20.3292	20.5626	801,402
	02	2014	18.7706	20.3292	1,034,655
	02	2013	14.5573	18.7706	1,472,028
	02	2012	12.7268	14.5573	1,924,897
	02	2011	13.0137	12.7268	2,309,394
	02	2010	11.4530	13.0137	2,736,749

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	22.9710	29.6740	17,991
	03	2018	25.4928	22,9710	19,553
	03	2017	22.2887	25.4928	24,624
	03	2016	20.4243	22.2887	28,224
	03	2015	20.2028	20.4243	37,337
	03	2014	18.6634	20.2028	52,661
	03	2013	14.4816	18.6634	40,278
	03	2012	12.6671	14.4816	68,236
	03	2011	12.9593	12.6671	102,223
	03	2010	11.4109	12.9593	129,358

	04	2019	22.4084	28.9036	145,991
	04	2018	24.9062	22.4084	178,020
	04	2017	21.8087	24.9062	194,964
	04	2016	20.0151	21.8087	220,633
	04	2015	19.8284	20.0151	281,974
	04	2014	18.3457	19.8284	394,716
	04	2013	14.2568	18.3457	609,746
	04	2012	12.4897	14.2568	779,207
	04	2011	12.7974	12.4897	977,017
	04	2010	11.2857	12.7974	1,316,320

	05	2019	22.2243	28.6512	718
	05	2018	24.7145	22.2243	767
	05	2017	21.6521	24.7145	2,492
	05	2016	19.8814	21.6521	8,598
	05	2015	19.7060	19.8814	8,712
	05	2014	18.2417	19.7060	9,068
	05	2013	14.1832	18.2417	2,901
	05	2012	12.4316	14.1832	3,125
	05	2011	12.7442	12.4316	3,250
	05	2010	11.2445	12.7442	17,023

	06	2019	21.6796	27.9073	0
	06	2018	24.1449	21.6796	7,356
	06	2017	21.1847	24.1449	9,835
	06	2016	19.4822	21.1847	20,958
	06	2015	19.3400	19.4822	23,292
	06	2014	17.9304	19.3400	25,378
	06	2013	13.9626	17.9304	40,010
	06	2012	12.2571	13.9626	54,652
	06	2011	12.5847	12.2571	63,771
	06	2010	11.1207	12.5847	83,835

	07	2019	21.2737	27.3711	423
	07	2018	23.7049	21.2737	2,289
	07	2017	20.8092	23.7049	2,639
	07	2016	19.1466	20.8092	5,641
	07	2015	19.0165	19.1466	6,844
	07	2014	17.6395	19.0165	8,829
	07	2013	13.7431	17.6395	28,238
	07	2012	12.0706	13.7431	38,862
	07	2011	12.3995	12.0706	74,419
	07	2010	10.9628	12.3995	113,588

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	20.6022	26.4534	0
	08	2018	23.0037	20.6022	0
	08	2017	20.2346	23.0037	0
	08	2016	18.6562	20.2346	0
	08	2015	18.5675	18.6562	0
	08	2014	17.2584	18.5675	3,232
	08	2013	13.4738	17.2584	11,828
	08	2012	11.8585	13.4738	13,556
	08	2011	12.2065	11.8585	15,077
	08	2010	10.8143	12.2065	20,117
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II	01	2019	33.6780	41.7591	4,623
	01	2018	38.2985	33.6780	6,376
	01	2017	34.2002	38.2985	7,631
	01	2016	29.5665	34.2002	9,045
	01	2015	32.0296	29.5665	11,165
	01	2014	29.1823	32.0296	14,424
	01	2013	21.1107	29.1823	18,949
	01	2012	18.2524	21.1107	26,931
	01	2011	19.0206	18.2524	34,047
	01	2010	15.7239	19.0206	74,213

	02	2019	32.5864	40.3246	2,856
	02	2018	37.1319	32.5864	3,995
	02	2017	33.2250	37.1319	7,224
	02	2016	28.7820	33.2250	7,565
	02	2015	31.2433	28.7820	8,031
	02	2014	28.5240	31.2433	11,500
	02	2013	20.6765	28.5240	17,721
	02	2012	17.9136	20.6765	28,341
	02	2011	18.7056	17.9136	35,698
	02	2010	15.4950	18.7056	47,845

	03	2019	32.3182	39.9726	6
	03	2018	36.8450	32.3182	6
	03	2017	32.9849	36.8450	6
	03	2016	28.5885	32.9849	7
	03	2015	31.0492	28.5885	76
	03	2014	28.3613	31.0492	169
	03	2013	20.5691	28.3613	245
	03	2012	17.8297	20.5691	917
	03	2011	18.6274	17.8297	989
	03	2010	15.4381	18.6274	1,564

	04	2019	31.5266	38.9348	13,173
	04	2018	35.9970	31.5266	15,282
	04	2017	32.2744	35.9970	15,192
	04	2016	28.0157	32.2744	15,298
	04	2015	30.4737	28.0157	16,424
	04	2014	27.8783	30.4737	15,678
	04	2013	20.2498	27.8783	22,748
	04	2012	17.5800	20.2498	30,166
	04	2011	18.3947	17.5800	30,198
	04	2010	15.2686	18.3947	66,090

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	31.2676	38.5949	0
	05	2018	35.7202	31.2676	0
	05	2017	32.0428	35.7202	0
	05	2016	27.8287	32.0428	0
	05	2015	30.2857	27.8287	0
	05	2014	27.7204	30.2857	0
	05	2013	20.1453	27.7204	0
	05	2012	17.4982	20.1453	0
	05	2011	18.3184	17.4982	0
	05	2010	15.2129	18.3184	0

	06	2019	30.5010	37.5926	0
	06	2018	34.8967	30.5010	0
	06	2017	31.3510	34.8967	0
	06	2016	27.2697	31.3510	0
	06	2015	29.7231	27.2697	0
	06	2014	27.2472	29.7231	0
	06	2013	19.8319	27.2472	0
	06	2012	17.2525	19.8319	0
	06	2011	18.0890	17.2525	96
	06	2010	15.0455	18.0890	1,237

	07	2019	28.7083	35.3652	0
	07	2018	32.8622	28.7083	0
	07	2017	29.5381	32.8622	0
	07	2016	25.7060	29.5381	0
	07	2015	28.0329	25.7060	0
	07	2014	25.7110	28.0329	0
	07	2013	18.7233	25.7110	0
	07	2012	16.2965	18.7233	0
	07	2011	17.0953	16.2965	0
	07	2010	14.2263	17.0953	0

	08	2019	27.8024	34.1796	0
	08	2018	31.8903	27.8023	0
	08	2017	28.7228	31.8903	0
	08	2016	25.0477	28.7228	0
	08	2015	27.3712	25.0477	0
	08	2014	25.1557	27.3712	0
	08	2013	18.3564	25.1557	0
	08	2012	16.0102	18.3564	0
	08	2011	16.8294	16.0102	0
	08	2010	14.0337	16.8294	0

PIMCO Emerging Markets Bond Portfolio, Administrative Class	01	2019	27.6783	31.2352	15,690
	01	2018	29.5577	27.6783	16,830
	01	2017	27.3595	29.5577	20,582
	01	2016	24.5556	27.3595	26,334
	01	2015	25.5544	24.5556	38,174
	01	2014	25.6062	25.5544	55,281
	01	2013	28.0003	25.6062	64,453
	01	2012	24.1611	28.0003	81,145
	01	2011	23.1143	24.1611	93,637
	01	2010	20.9628	23.1143	103,793

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	26.7812	30.1623	10,483
	02	2018	28.6574	26.7812	10,198
	02	2017	26.5794	28.6574	11,140
	02	2016	23.9041	26.5794	14,928
	02	2015	24.9271	23.9041	17,704
	02	2014	25.0287	24.9271	20,310
	02	2013	27.4246	25.0287	22,721
	02	2012	23.7128	27.4246	32,512
	02	2011	22.7315	23.7128	41,661
	02	2010	20.6577	22.7315	58,179

	03	2019	26.5608	29.8991	0
	03	2018	28.4359	26.5608	0
	03	2017	26.3873	28.4359	0
	03	2016	23.7435	26.3873	0
	03	2015	24.7722	23.7435	0
	03	2014	24.8858	24.7722	0
	03	2013	27.2820	24.8858	0
	03	2012	23.6016	27.2820	0
	03	2011	22.6365	23.6016	0
	03	2010	20.5818	22.6365	0

	04	2019	25.9104	29.1230	6,302
	04	2018	27.7816	25.9104	7,667
	04	2017	25.8191	27.7816	8,186
	04	2016	23.2678	25.8191	9,867
	04	2015	24.3132	23.2678	10,625
	04	2014	24.4622	24.3132	16,161
	04	2013	26.8588	24.4622	28,228
	04	2012	23.2713	26.8588	34,406
	04	2011	22.3539	23.2713	40,122
	04	2010	20.3560	22.3539	33,078

	05	2019	25.6975	28.8686	371
	05	2018	27.5679	25.6975	395
	05	2017	25.6337	27.5679	420
	05	2016	23.1125	25.6337	428
	05	2015	24.1632	23.1125	428
	05	2014	24.3236	24.1632	428
	05	2013	26.7201	24.3236	428
	05	2012	23.1630	26.7201	428
	05	2011	22.2611	23.1630	428
	05	2010	20.2818	22.2611	429

	06	2019	25.0676	28.1191	0
	06	2018	26.9325	25.0676	0
	06	2017	25.0804	26.9325	0
	06	2016	23.6483	25.0804	0
	06	2015	23.7144	22.6483	0
	06	2014	23.9085	23.7144	0
	06	2013	26.3046	23.9085	0
	06	2012	22.8380	26.3046	0
	06	2011	21.9824	22.8380	0
	06	2010	20.0587	21.9824	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	18.3465	20.5695	0
	07	2018	19.7214	18.3465	0
	07	2017	18.3744	19.7214	0
	07	2016	16.6011	18.3744	0
	07	2015	17.3914	16.6011	0
	07	2014	17.5428	17.3914	0
	07	2013	19.3107	17.5428	0
	07	2012	16.7745	19.3107	0
	07	2011	16.1542	16.7745	0
	07	2010	14.7481	16.1542	0

	08	2019	17.7675	19.8799	0
	08	2018	19.1381	17.7675	0
	08	2017	17.8672	19.1381	3
	08	2016	16.1760	17.8672	3
	08	2015	16.9809	16.1760	4
	08	2014	17.1638	16.9809	3
	08	2013	18.9324	17.1638	4
	08	2012	16.4798	18.9324	0
	08	2011	15.9030	16.4798	0
	08	2010	14.5485	15.9030	0

PIMCO StocksPLUS® Global Portfolio, Advisor Class	01	2019	12.7397	15.9711	149
	01	2018	14.5205	12.7397	220
	01	2017	12.0094	14.5205	261
	01	2016	11.3385	12.0094	385
	01	2015	12.6778	11.3385	442
	01	2014	12.7814	12.6778	442
	01	2013	10.9084	12.7814	0
	01	2012	10.1101	10.9084	0
	01	2011	10.0000	10.1101	0

	02	2019	12.5527	15.7052	0
	02	2018	14.3363	12.5527	0
	02	2017	11.8808	14.3363	0
	02	2016	11.2400	11.8808	0
	02	2015	12.5933	11.2400	0
	02	2014	12.7221	12.5933	0
	02	2013	10.8799	12.7221	1,409
	02	2012	10.1044	10.8799	0
	02	2011	10.0000	10.1044	0

	03	2019	12.5065	15.6392	0
	03	2018	14.2904	12.5063	0
	03	2017	11.8488	14.2904	0
	03	2016	11.2154	11.8488	0
	03	2015	12.5722	11.2154	0
	03	2014	12.7072	12.5722	0
	03	2013	10.8727	12.7072	0
	03	2012	10.1029	10.8727	0
	03	2011	10.0000	10.1029	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	12.3679	15.4428	0
	04	2018	14.1537	12.3679	0
	04	2017	11.7532	14.1537	0
	04	2016	11.1420	11.7532	0
	04	2015	12.5090	11.1420	0
	04	2014	12.6628	12.5090	799
	04	2013	10.8514	12.6628	0
	04	2012	10.0986	10.8514	0
	04	2011	10.0000	10.0986	0

	05	2019	12.3219	15.3774	0
	05	2018	14.1086	12.3219	0
	05	2017	11.7217	14.1086	0
	05	2016	11.1178	11.7217	0
	05	2015	12.4882	11.1178	0
	05	2014	12.6481	12.4882	0
	05	2013	10.8443	12.6481	0
	05	2012	10.0972	10.8443	0
	05	2011	10.0000	10.0972	0

	06	2019	12.1857	15.1847	0
	06	2018	13.9735	12.1857	0
	06	2017	11.6269	13.9735	0
	06	2016	11.0448	11.6269	0
	06	2015	12.4253	11.0448	0
	06	2014	12.6038	12.4253	0
	06	2013	10.8229	12.6038	0
	06	2012	10.0928	10.8229	0
	06	2011	10.0000	10.0928	0

	07	2019	12.1405	15.1208	0
	07	2018	13.9288	12.1405	0
	07	2017	11.5955	13.9288	0
	07	2016	11.0206	11.5955	0
	07	2015	12.4045	11.0206	0
	07	2014	12.5891	12.4045	0
	07	2013	10.8158	12.5891	0
	07	2012	10.0914	10.8158	0
	07	2011	10.0000	10.0914	0

	08	2019	11.9608	14.8668	0
	08	2018	13.7507	11.9608	0
	08	2017	11.4705	13.7507	0
	08	2016	10.9242	11.4705	0
	08	2015	12.3212	10.9242	0
	08	2014	12.5303	12.3212	0
	08	2013	10.7873	12.5303	0
	08	2012	10.0856	10.7873	0
	08	2011	10.0000	10.0856	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
PIMCO Global Managed Asset Allocation Portfolio, Advisor Class	01	2019	11.6822	13.4320	1,021,116
	01	2018	12.5914	11.6822	1,123,765
	01	2017	11.2357	12.5914	1,371,915
	01	2016	10.9989	11.2357	1,702,384
	01	2015	11.2181	10.9989	1,917,953
	01	2014	10.9133	11.2181	2,125,708
	01	2013	12.0555	10.9133	2,543,052
	01	2012	11.2757	12.0555	3,068,999
	01	2011	11.6805	11.2757	3,532,611
	01	2010	10.6721	11.6805	3,187,545

	02	2019	11.4619	13.1523	80,610
	02	2018	12.3788	11.4619	82,226
	02	2017	11.0682	12.3788	90,289
	02	2016	10.8570	11.0682	114,149
	02	2015	11.0960	10.8570	122,507
	02	2014	10.8165	11.0960	187,054
	02	2013	11.9730	10.8165	261,769
	02	2012	11.2215	11.9730	436,647
	02	2011	11.6479	11.2215	471,585
	02	2010	10.6640	11.6479	454,746

	03	2019	11.4072	13.0830	0
	03	2018	12.3260	11.4072	0
	03	2017	11.0266	12.3260	255
	03	2016	10.8216	11.0266	272
	03	2015	11.0655	10.8216	280
	03	2014	10.7923	11.0655	298
	03	2013	11.9523	10.7923	315
	03	2012	11.2079	11.9523	274
	03	2011	11.6397	11.2079	284
	03	2010	10.6620	11.6397	301

	04	2019	11.2449	12.8774	416,186
	04	2018	12.1691	11.2449	452,931
	04	2017	10.9026	12.1691	507,712
	04	2016	10.7164	10.9026	611,561
	04	2015	10.9747	10.7164	661,941
	04	2014	10.7202	10.9747	727,340
	04	2013	11.8907	10.7202	887,714
	04	2012	11.1673	11.8907	1,203,670
	04	2011	11.6153	11.1673	1,262,163
	04	2010	10.6559	11.6153	1,101,125

	05	2019	11.1913	12.8092	0
	05	2018	12.1174	11.1913	0
	05	2017	10.8619	12.1174	0
	05	2016	10.6818	10.8619	0
	05	2015	10.9448	10.6818	0
	05	2014	10.6964	10.9448	0
	05	2013	11.8703	10.6964	0
	05	2012	11.1538	11.8703	0
	05	2011	11.6072	11.1538	0
	05	2010	10.6539	11.6072	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	11.0321	12.6082	0
	06	2018	11.9629	11.0321	0
	06	2017	10.7395	11.9629	0
	06	2016	10.5777	10.7395	0
	06	2015	10.8548	10.5777	0
	06	2014	10.6247	10.8548	0
	06	2013	11.8089	10.6247	0
	06	2012	11.1133	11.8089	0
	06	2011	11.5828	11.1133	0
	06	2010	10.6478	11.5828	0

	07	2019	10.9795	12.5418	0
	07	2018	11.9119	10.9795	0
	07	2017	10.6991	11.9119	0
	07	2016	10.5433	10.6991	0
	07	2015	10.8251	10.5433	0
	07	2014	10.6010	10.8251	0
	07	2013	11.7886	10.6010	0
	07	2012	11.0999	11.7886	0
	07	2011	11.5747	11.0999	0
	07	2010	10.6458	11.5747	0

	08	2019	10.7706	12.2783	0
	08	2018	11.7093	10.7706	0
	08	2017	10.5384	11.7093	0
	08	2016	10.4063	10.5384	0
	08	2015	10.7063	10.4063	0
	08	2014	10.5063	10.7063	0
	08	2013	11.7073	10.5063	0
	08	2012	11.0460	11.7073	0
	08	2011	11.5421	11.0460	0
	08	2010	10.6377	11.5421	0

PIMCO Real Return Portfolio, Administrative Class	01	2019	15.0458	16.0399	163,597
	01	2018	15.6518	15.0458	181,689
	01	2017	15.3594	15.6518	240,656
	01	2016	14.8528	15.3594	290,195
	01	2015	15.5298	14.8528	369,253
	01	2014	15.3234	15.5298	488,902
	01	2013	17.1713	15.3234	622,320
	01	2012	16.0624	17.1713	646,363
	01	2011	14.6305	16.0624	717,381
	01	2010	13.7669	14.6305	843,854

	02	2019	14.5582	15.4890	153,297
	02	2018	15.1750	14.5582	164,953
	02	2017	14.9215	15.1750	202,959
	02	2016	14.4857	14.9215	210,903
	02	2015	15.1486	14.4857	247,596
	02	2014	14.9778	15.1486	317,892
	02	2013	16.8182	14.9778	401,444
	02	2012	15.7643	16.8182	414,440
	02	2011	14.3882	15.7643	497,016
	02	2010	13.5664	14.3882	640,194

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	14.4383	15.3537	2,130
	03	2018	15.0577	14.4383	3,782
	03	2017	14.8135	15.0577	4,091
	03	2016	14.3615	14.8135	4,899
	03	2015	15.0545	14.3615	5,074
	03	2014	14.8923	15.0545	8,347
	03	2013	16.7308	14.8923	8,890
	03	2012	15.6904	16.7308	8,169
	03	2011	14.3281	15.6904	19,186
	03	2010	13.5166	14.3281	35,456

	04	2019	14.0846	14.9551	52,973
	04	2018	14.7111	14.0846	55,634
	04	2017	14.4945	14.7111	60,165
	04	2016	14.0737	14.4945	68,316
	04	2015	14.7754	14.0737	94,579
	04	2014	14.6387	14.7754	109,333
	04	2013	16.4711	14.6387	127,878
	04	2012	15.4707	16.4711	165,282
	04	2011	14.1491	15.4707	188,491
	04	2010	13.3682	14.1491	285,779

	05	2019	13.9690	14.8245	529
	05	2018	14.5980	13.9690	563
	05	2017	14.3904	14.5980	599
	05	2016	13.9798	14.3904	611
	05	2015	14.6843	13.9798	611
	05	2014	14.5557	14.6843	610
	05	2013	16.3861	14.5557	611
	05	2012	15.3987	16.3861	611
	05	2011	14.0903	15.3987	611
	05	2010	13.3195	14.0903	2,710

	06	2019	13.6265	14.4396	0
	06	2018	14.2615	13.6265	0
	06	2017	14.0798	14.2615	0
	06	2016	13.6990	14.0798	14
	06	2015	14.4115	13.6990	7,506
	06	2014	14.3073	14.4115	7,527
	06	2013	16.1313	14.3073	10,787
	06	2012	15.1827	16.1313	17,711
	06	2011	13.9139	15.1827	18,536
	06	2010	13.1730	13.9139	29,496

	07	2019	12.3751	13.1068	0
	07	2018	12.9583	12.3751	0
	07	2017	12.7996	12.9583	0
	07	2016	12.4599	12.7996	0
	07	2015	13.1146	12.4599	0
	07	2014	13.0265	13.1146	0
	07	2013	14.6946	13.0265	11
	07	2012	13.8376	14.6946	2,947
	07	2011	12.6877	13.8376	4,335
	07	2010	12.0182	12.6877	4,978

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	11.9845	12.6674	0
	08	2018	12.5750	11.9845	0
	08	2017	12.4463	12.5750	0
	08	2016	12.1408	12.4463	0
	08	2015	12.8050	12.1408	0
	08	2014	12.7451	12.8050	0
	08	2013	14.4068	12.7451	0
	08	2012	13.5945	14.4068	0
	08	2011	12.4904	13.5945	0
	08	2010	11.8555	12.4904	0

PIMCO Total Return Portfolio, Administrative Class	01	2019	16.3113	17.3770	569,260
	01	2018	16.6825	16.3113	687,520
	01	2017	16.1740	16.6825	863,683
	01	2016	16.0238	16.1740	994,655
	01	2015	16.2277	16.0238	1,185,564
	01	2014	15.8304	16.2277	1,620,830
	01	2013	16.4264	15.8304	2,033,831
	01	2012	15.2476	16.4264	2,170,210
	01	2011	14.9699	15.2476	2,470,328
	01	2010	14.0854	14.9699	2,749,837

	02	2019	15.7826	16.7801	476,909
	02	2018	16.1744	15.7826	529,048
	02	2017	15.7129	16.1744	658,778
	02	2016	15.5987	15.7129	720,123
	02	2015	15.8294	15.5987	830,492
	02	2014	15.4734	15.8294	1,085,463
	02	2013	16.0886	15.4734	1,317,441
	02	2012	14.9647	16.0886	1,374,019
	02	2011	14.7220	14.9647	1,554,918
	02	2010	13.8804	14.7220	1,926,004

	03	2019	15.7826	16.6336	25,614
	03	2018	16.0493	15.7826	30,453
	03	2017	15.5992	16.0493	42,902
	03	2016	15.4938	15.5992	37,344
	03	2015	15.7310	15.4938	42,114
	03	2014	15.3850	15.7310	51,223
	03	2013	16.0049	15.3850	59,368
	03	2012	14.8945	16.0049	66,440
	03	2011	14.6604	14.8945	79,682
	03	2010	13.8294	14.6604	73,776

	04	2019	15.2693	16.2018	200,260
	04	2018	15.6800	15.2693	205,426
	04	2017	15.2633	15.6800	232,603
	04	2016	15.1834	15.2633	249,638
	04	2015	15.4395	15.1834	253,572
	04	2014	15.1231	15.4395	367,226
	04	2013	15.7566	15.1231	466,077
	04	2012	14.6861	15.7566	506,488
	04	2011	14.4774	14.6861	813,839
	04	2010	13.6777	14.4774	711,675

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	15.1439	16.0603	50
	05	2018	15.5594	15.1439	54
	05	2017	15.1537	15.5594	61
	05	2016	15.0820	15.1537	65
	05	2015	15.3442	15.0820	70
	05	2014	15.0374	15.3442	76
	05	2013	15.6753	15.0374	81
	05	2012	14.6177	15.6753	0
	05	2011	14.4172	14.6177	0
	05	2010	13.6278	14.4172	2,673

	06	2019	14.7726	15.6433	2,380
	06	2018	15.2007	14.7726	11,533
	06	2017	14.8265	15.2007	16,826
	06	2016	14.7791	14.8265	16,716
	06	2015	15.0592	14.7791	26,319
	06	2014	14.7807	15.0592	27,667
	06	2013	15.4314	14.7807	30,382
	06	2012	14.4125	15.4314	40,121
	06	2011	14.2367	14.4125	39,611
	06	2010	13.4778	14.2367	47,261

	07	2019	13.6794	14.4783	628
	07	2018	14.0829	13.6794	641
	07	2017	13.7432	14.0829	730
	07	2016	13.7062	13.7432	788
	07	2015	13.9731	13.7062	809
	07	2014	13.7218	13.9731	907
	07	2013	14.3331	13.7218	9,604
	07	2012	13.3936	14.3331	19,437
	07	2011	13.2370	13.3936	32,350
	07	2010	12.5378	13.2370	40,042

	08	2019	13.2477	13.9929	0
	08	2018	13.6664	13.2477	0
	08	2017	13.3638	13.6664	49
	08	2016	13.3552	13.3638	53
	08	2015	13.6432	13.3552	55
	08	2014	13.4253	13.6432	63
	08	2013	14.0523	13.4253	69
	08	2012	13.1583	14.0523	89
	08	2011	13.0311	13.1583	98
	08	2010	12.3681	13.0311	107

PIMCO All Asset Portfolio, Administrative Class	01	2019	13.9782	15.3758	72,394
	01	2018	15.0336	13.9782	87,359
	01	2017	13.4683	15.0336	112,616
	01	2016	12.1324	13.4683	106,030
	01	2015	13.5611	12.1324	110,554
	01	2014	13.7305	13.5611	173,721
	01	2013	13.9299	13.7305	278,539
	01	2012	12.3293	13.9299	122,509
	01	2011	12.3015	12.3293	57,136
	01	2010	11.0655	12.3015	58,604

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	13.6088	14.9396	10,605
	02	2018	14.6659	13.6088	12,591
	02	2017	13.1653	14.6659	9,893
	02	2016	11.8836	13.1653	11,210
	02	2015	13.3101	11.8836	23,365
	02	2014	13.5039	13.3101	24,137
	02	2013	13.7279	13.5039	45,467
	02	2012	12.1754	13.7279	42,855
	02	2011	12.1726	12.1754	30,981
	02	2010	10.9719	12.1726	30,209

	03	2019	13.5177	14.8321	0
	03	2018	14.5751	13.5177	0
	03	2017	13.0904	14.5751	0
	03	2016	11.8220	13.0904	462
	03	2015	13.2478	11.8220	0
	03	2014	13.4476	13.2478	0
	03	2013	13.6777	13.4476	543
	03	2012	12.1371	13.6777	570
	03	2011	12.1405	12.1371	0
	03	2010	10.9486	12.1405	0

	04	2019	13.2480	14.5143	21,838
	04	2018	14.3059	13.2480	29,098
	04	2017	12.8681	14.3059	19,226
	04	2016	11.6391	12.8681	15,252
	04	2015	13.0629	11.6391	11,706
	04	2014	13.2802	13.0629	17,809
	04	2013	13.5282	13.2802	25,365
	04	2012	12.0229	13.5282	41,366
	04	2011	12.0447	12.0229	29,205
	04	2010	10.8788	12.0447	42,360

	05	2019	13.1594	14.4097	0
	05	2018	14.2177	13.1594	0
	05	2017	12.7953	14.2177	0
	05	2016	11.5792	12.7953	0
	05	2015	13.0022	11.5792	0
	05	2014	13.2253	13.0022	1,690
	05	2013	13.4790	13.2253	1,642
	05	2012	11.9853	13.4790	1,625
	05	2011	12.0131	11.9853	1,698
	05	2010	10.8558	12.0131	0

	06	2019	12.8967	14.1010	0
	06	2018	13.9548	12.8967	0
	06	2017	12.5775	13.9548	0
	06	2016	11.3996	12.5775	0
	06	2015	12.8202	11.3996	0
	06	2014	13.0602	12.8202	0
	06	2013	13.3313	13.0602	0
	06	2012	11.8723	13.3313	0
	06	2011	11.9181	11.8723	0
	06	2010	10.7864	11.9181	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2019	12.8104	13.9995	0
	07	2018	13.8684	12.8104	0
	07	2017	12.5059	13.8684	0
	07	2016	11.3405	12.5059	0
	07	2015	12.7603	11.3405	0
	07	2014	13.0058	12.7603	0
	07	2013	13.2825	13.0058	0
	07	2012	11.8349	13.2825	0
	07	2011	11.8866	11.8349	0
	07	2010	10.7635	11.8866	0

	08	2019	12.4692	13.5990	0
	08	2018	12.5266	12.4692	0
	08	2017	12.2225	12.5266	0
	08	2016	11.1062	12.2225	0
	08	2015	12.5224	11.1062	0
	08	2014	12.7896	12.5224	0
	08	2013	13.0885	12.7896	0
	08	2012	11.6861	13.0885	28
	08	2011	11.7613	11.6861	0
	08	2010	10.6718	11.7613	0

PIMCO CommodityRealReturn Strategy Portfolio, Administrative Class	01	2019	4.9576	5.4307	312,870
	01	2018	5.8737	4.9576	340,921
	01	2017	5.8489	5.8737	429,042
	01	2016	5.1670	5.8489	491,966
	01	2015	7.0752	5.1670	678,092
	01	2014	8.8234	7.0752	646,985
	01	2013	10.5229	8.8234	637,103
	01	2012	10.1582	10.5229	584,959
	01	2011	11.1784	10.1582	635,042
	01	2010	9.1319	11.1784	649,714

	02	2019	4.8265	5.2765	176,671
	02	2018	5.7300	4.8265	199,110
	02	2017	5.7173	5.7300	247,152
	02	2016	5.0610	5.7173	263,735
	02	2015	6.9442	5.0610	342,491
	02	2014	8.6777	6.9442	338,087
	02	2013	10.3703	8.6777	364,435
	02	2012	10.0314	10.3703	312,589
	02	2011	11.0612	10.0314	353,094
	02	2010	9.0546	11.0612	378,659

	03	2019	4.7942	5.2385	3,946
	03	2018	5.6945	4.7942	3,820
	03	2017	5.6847	5.6945	4,321
	03	2016	5.0347	5.6847	5,442
	03	2015	6.9117	5.0347	6,467
	03	2014	8.6415	6.9117	5,763
	03	2013	10.3323	8.6415	5,418
	03	2012	9.9998	10.3323	4,279
	03	2011	11.0320	9.9998	12,640
	03	2010	9.0353	11.0320	18,862

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	4.6985	5.1262	81,374
	04	2018	5.5893	4.6985	79,032
	04	2017	5.5881	5.5893	92,189
	04	2016	4.9568	5.5881	88,031
	04	2015	6.8152	4.9568	119,448
	04	2014	8.5339	6.8152	108,559
	04	2013	10.2193	8.5339	103,368
	04	2012	9.9057	10.2193	105,829
	04	2011	10.9449	9.9057	110,011
	04	2010	8.9777	10.9449	123,323

	05	2019	4.6670	5.0892	0
	05	2018	5.5548	4.6670	0
	05	2017	5.5565	5.5548	0
	05	2016	4.9313	5.5565	0
	05	2015	6.7835	4.9313	0
	05	2014	8.4986	6.7835	0
	05	2013	10.1822	8.4986	0
	05	2012	9.8747	10.1822	0
	05	2011	10.9162	9.8747	0
	05	2010	8.9587	10.9162	660

	06	2019	4.5738	4.9802	0
	06	2018	5.4520	4.5738	0
	06	2017	5.4619	5.4520	0
	06	2016	4.8547	5.4619	49
	06	2015	6.6886	4.8547	126
	06	2014	8.3925	6.6886	145
	06	2013	10.0705	8.3925	165
	06	2012	9.7816	10.0705	153
	06	2011	10.8298	9.7816	184
	06	2010	8.9015	10.8298	3,783

	07	2019	4.5432	4.9443	617
	07	2018	5.4182	4.5432	619
	07	2017	5.4308	5.4182	659
	07	2016	4.8295	5.4308	623
	07	2015	6.6573	4.8295	726
	07	2014	8.3575	6.6573	563
	07	2013	10.0337	8.3575	508
	07	2012	9.7508	10.0337	1,614
	07	2011	10.8012	9.7508	3,664
	07	2010	8.8825	10.8012	3,428

	08	2019	4.4221	4.8028	0
	08	2018	5.2847	4.4221	0
	08	2017	5.3077	5.2847	0
	08	2016	4.7298	5.3077	0
	08	2015	6.5331	4.7298	0
	08	2014	8.2185	6.5331	0
	08	2013	9.8871	8.2185	0
	08	2012	9.6282	9.8871	0
	08	2011	10.6873	9.6282	0
	08	2010	8.8068	10.6873	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Putnam VT Multi Asset Absolute Return Fund, Class IB	01	2019	9.9156	10.3239	128,754
	01	2018	10.9455	9.9156	130,446
	01	2017	10.4075	10.9455	131,359
	01	2016	10.5140	10.4075	81,511
	01	2015	10.7538	10.5140	99,865
	01	2014	10.5334	10.7538	86,276
	01	2013	10.2954	10.5334	53,610
	01	2012	10.0357	10.2954	1,976
	01	2011	10.0000	10.0357	0

	02	2019	9.7700	10.1520	10,282
	02	2018	10.8066	9.7700	10,864
	02	2017	10.2961	10.8066	11,176
	02	2016	10.4226	10.2961	25,452
	02	2015	10.6820	10.4226	28,729
	02	2014	10.4845	10.6820	15,221
	02	2013	10.2685	10.4845	8,677
	02	2012	10.0300	10.2685	139
	02	2011	10.0000	10.0300	0

	03	2019	9.7339	10.1093	0
	03	2018	10.7721	9.7339	0
	03	2017	10.2683	10.7721	0
	03	2016	10.3999	10.2683	0
	03	2015	10.6641	10.3999	0
	03	2014	10.4723	10.6641	0
	03	2013	10.2617	10.4723	0
	03	2012	10.0286	10.2617	0
	03	2011	10.0000	10.0286	0

	04	2019	9.6262	9.9824	27,756
	04	2018	10.6690	9.6262	27,798
	04	2017	10.1855	10.6690	27,927
	04	2016	10.3318	10.1855	32,868
	04	2015	10.6106	10.3318	32,453
	04	2014	10.4357	10.6106	38,895
	04	2013	10.2415	10.4357	70,112
	04	2012	10.0243	10.2415	32,327
	04	2011	10.0000	10.0243	0

	05	2019	9.5904	9.9401	0
	05	2018	10.6350	9.5904	0
	05	2017	10.1582	10.6350	0
	05	2016	10.3093	10.1582	0
	05	2015	10.5929	10.3093	0
	05	2014	10.4236	10.5929	0
	05	2013	10.2349	10.4236	0
	05	2012	10.0228	10.2349	0
	05	2011	10.0000	10.0228	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	9.4844	9.8156	0
	06	2018	10.5332	9.4844	0
	06	2017	10.0760	10.5332	0
	06	2016	10.2417	10.0760	0
	06	2015	10.5396	10.2417	0
	06	2014	10.3870	10.5396	0
	06	2013	10.2147	10.3870	0
	06	2012	10.0185	10.2147	0
	06	2011	10.0000	10.0185	0

	07	2019	9.4492	9.7743	0
	07	2018	10.4995	9.4492	0
	07	2017	10.0489	10.4995	0
	07	2016	10.2193	10.0489	0
	07	2015	10.5219	10.2193	0
	07	2014	10.3749	10.5219	0
	07	2013	10.2080	10.3749	0
	07	2012	10.0171	10.2080	0
	07	2011	10.0000	10.0171	0

	08	2019	9.3093	9.6100	0
	08	2018	10.3652	9.3093	0
	08	2017	9.9405	10.3652	0
	08	2016	10.1298	9.9405	0
	08	2015	10.4512	10.1298	0
	08	2014	10.3264	10.4512	0
	08	2013	10.1811	10.3264	0
	08	2012	10.0114	10.1811	0
	08	2011	10.0000	10.0114	0

Putnam VT Equity Income Fund, Class IB	01	2019	20.2570	25.9682	28,827
	01	2018	22.5201	20.2570	34,558
	01	2017	19.2869	22.5201	42,837
	01	2016	17.2648	19.2869	55,021
	01	2015	18.1145	17.2648	62,718
	01	2014	16.3568	18.1145	63,936
	01	2013	12.5662	16.3568	27,632
	01	2012	10.7159	12.5662	2,406
	01	2011	10.0000	10.7159	0

	02	2019	19.9597	25.5360	13,685
	02	2018	22.2344	19.9597	14,497
	02	2017	19.0804	22.2344	17,877
	02	2016	17.1148	19.0804	21,165
	02	2015	17.9937	17.1148	33,269
	02	2014	16.2809	17.9937	22,214
	02	2013	12.5333	16.2809	1,520
	02	2012	10.7098	12.5333	0
	02	2011	10.0000	10.7098	0

	03	2019	19.8859	25.4287	0
	03	2018	22.1633	19.8859	0
	03	2017	19.0290	22.1633	0
	03	2016	17.0774	19.0290	3,575
	03	2015	17.9636	17.0774	0
	03	2014	16.2620	17.9636	0
	03	2013	12.5251	16.2620	0
	03	2012	10.7083	12.5251	0
	03	2011	10.0000	10.7083	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2019	19.6658	25.1094	3,766
	04	2018	21.9513	19.6658	5,727
	04	2017	18.8755	21.9513	5,254
	04	2016	16.9656	18.8755	15,167
	04	2015	17.8734	16.9656	22,447
	04	2014	16.2051	17.8734	24,461
	04	2013	12.5004	16.2051	0
	04	2012	10.7037	12.5004	0
	04	2011	10.0000	10.7037	0

	05	2019	19.5928	25.0031	0
	05	2018	21.8813	19.5928	0
	05	2017	18.8250	21.8813	0
	05	2016	16.9288	18.8250	0
	05	2015	17.8436	16.9288	2,158
	05	2014	16.1864	17.8436	0
	05	2013	12.4923	16.1864	0
	05	2012	10.7021	12.4923	0
	05	2011	10.0000	10.7021	0

	06	2019	19.3762	24.6899	0
	06	2018	21.6719	19.3762	0
	06	2017	18.6727	21.6719	0
	06	2016	16.8177	18.6727	0
	06	2015	17.7538	16.8177	0
	06	2014	16.1296	17.7538	0
	06	2013	12.4677	16.1296	0
	06	2012	10.6975	12.4677	0
	06	2011	10.0000	10.6975	0

	07	2019	19.3044	24.5861	0
	07	2018	21.6025	19.3044	0
	07	2017	18.6224	21.6025	0
	07	2016	16.7809	18.6224	0
	07	2015	17.7240	16.7809	0
	07	2014	16.1108	17.7240	0
	07	2013	12.4595	16.1108	0
	07	2012	10.6960	12.4595	0
	07	2011	10.0000	10.6960	0

	08	2019	19.0187	24.1730	0
	08	2018	21.3263	19.0187	0
	08	2017	18.4216	21.3263	10
	08	2016	16.6341	18.4216	12
	08	2015	17.6051	16.6341	14
	08	2014	16.0355	17.6051	15
	08	2013	12.4267	16.0355	18
	08	2012	10.6899	12.4267	0
	08	2011	10.0000	10.6899	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Templeton Developing Markets VIP Fund, Class 2	01	2019	13.6952	17.0572	74,476
	01	2018	16.5464	13.6952	105,384
	01	2017	11.9871	16.5464	115,764
	01	2016	10.3833	11.9871	172,687
	01	2015	13.1385	10.3833	237,038
	01	2014	14.5901	13.1385	256,052
	01	2013	14.9806	14.5901	310,094
	01	2012	13.4682	14.9806	299,611
	01	2011	16.2827	13.4682	340,747
	01	2010	14.0866	16.2827	367,302

	02	2019	13.3333	16.5732	90,570
	02	2018	16.1417	13.3333	119,546
	02	2017	11.7174	16.1417	122,957
	02	2016	10.1703	11.7174	177,923
	02	2015	12.8953	10.1703	224,713
	02	2014	14.3492	12.8953	225,132
	02	2013	14.7633	14.3492	259,221
	02	2012	13.3001	14.7633	247,124
	02	2011	16.1122	13.3001	266,822
	02	2010	13.9675	16.1122	289,906

	03	2019	13.2439	16.4539	3,327
	03	2018	16.0416	13.2439	3,816
	03	2017	11.6506	16.0416	3,817
	03	2016	10.1175	11.6506	4,702
	03	2015	12.8350	10.1175	5,340
	03	2014	14.2894	12.8350	4,629
	03	2013	14.7092	14.2894	4,601
	03	2012	13.2582	14.7092	4,231
	03	2011	16.0696	13.2582	4,701
	03	2010	13.9377	16.0696	4,822

	04	2019	12.9797	16.1013	21,963
	04	2018	15.7455	12.9797	23,405
	04	2017	11.4527	15.7455	22,326
	04	2016	9.9610	11.4527	32,445
	04	2015	12.6557	9.9610	40,101
	04	2014	14.1115	12.6557	46,176
	04	2013	14.5484	14.1115	54,715
	04	2012	13.1335	14.5484	58,523
	04	2011	15.9428	13.1335	69,437
	04	2010	13.8489	15.9428	89,616

	05	2019	12.8929	15.9852	0
	05	2018	15.6483	12.8929	0
	05	2017	11.3880	15.6483	0
	05	2016	9.9096	11.3880	0
	05	2015	12.5970	9.9096	0
	05	2014	14.0531	12.5970	0
	05	2013	14.4955	14.0531	0
	05	2012	13.0924	14.4955	0
	05	2011	15.9010	13.0924	0
	05	2010	13.8196	15.9010	1,362

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	12.6354	16.6428	0
	06	2018	15.3589	12.6354	0
	06	2017	11.1941	15.3589	0
	06	2016	9.7559	11.1941	0
	06	2015	12.4206	9.7559	1,311
	06	2014	13.8777	12.4206	1,311
	06	2013	14.3366	13.8777	1,311
	06	2012	12.9689	14.3366	1,311
	06	2011	15.7752	12.9689	1,311
	06	2010	13.7313	15.7752	1,311

	07	2019	12.5508	15.5301	0
	07	2018	15.2638	12.5508	0
	07	2017	11.1303	15.2638	0
	07	2016	9.7053	11.1303	0
	07	2015	12.3625	9.7053	0
	07	2014	13.8198	12.3625	0
	07	2013	14.2841	13.8198	0
	07	2012	12.9281	14.2841	0
	07	2011	15.7336	12.9281	0
	07	2010	13.7021	15.7336	0

	08	2019	12.2164	15.0857	0
	08	2018	14.8876	12.2164	0
	08	2017	10.8780	14.8876	0
	08	2016	9.5048	10.8780	0
	08	2015	12.1320	9.5048	0
	08	2014	13.5900	12.1320	0
	08	2013	14.0755	13.5900	0
	08	2012	12.7655	14.0755	0
	08	2011	15.5676	12.7655	0
	08	2010	13.5853	15.5676	0

Templeton Foreign VIP Fund, Class 2	01	2019	18.5653	20.5371	213,661
	01	2018	22.3366	18.5653	245,648
	01	2017	19.4707	22.3366	256,150
	01	2016	18.4813	19.4707	345,566
	01	2015	20.1064	18.4813	419,974
	01	2014	23.0164	20.1064	491,318
	01	2013	19.0405	23.0164	536,725
	01	2012	16.3841	19.0405	714,734
	01	2011	18.6504	16.3841	941,170
	01	2010	17.5014	18.6504	1,058,410

	02	2019	17.9635	19.8316	273,544
	02	2018	21.6563	17.9635	303,987
	02	2017	18.9156	21.6563	337,769
	02	2016	17.9910	18.9156	398,074
	02	2015	19.6129	17.9910	494,401
	02	2014	22.4972	19.6129	572,556
	02	2013	18.6489	22.4972	682,514
	02	2012	16.0800	18.6489	855,267
	02	2011	18.3416	16.0800	1,028,881
	02	2010	17.2466	18.3416	1,135,639

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	17.8156	19.6585	25,015
	03	2018	21.4889	17.8156	22,887
	03	2017	18.7788	21.4889	25,477
	03	2016	17.8700	18.7788	27,535
	03	2015	19.4910	17.8700	35,717
	03	2014	22.3688	19.4910	38,721
	03	2013	18.5520	22.3688	29,142
	03	2012	16.0046	18.5520	40,461
	03	2011	18.2649	16.0046	61,783
	03	2010	17.1833	18.2649	75,780

	04	2019	17.3792	19.1480	137,909
	04	2018	20.9942	17.3792	151,103
	04	2017	18.3742	20.9942	151,245
	04	2016	17.5119	18.3742	168,245
	04	2015	19.1297	17.5119	214,283
	04	2014	21.9879	19.1297	239,993
	04	2013	18.2640	21.9879	322,230
	04	2012	15.7805	18.2640	407,053
	04	2011	18.0368	15.7805	511,881
	04	2010	16.9947	18.0368	595,597

	05	2019	17.2364	18.9808	953
	05	2018	20.8328	17.2364	904
	05	2017	18.2423	20.8328	2,617
	05	2016	17.3950	18.2423	8,600
	05	2015	19.0117	17.3950	8,518
	05	2014	21.8634	19.0117	7,991
	05	2013	18.1697	21.8634	2,109
	05	2012	15.7071	18.1697	2,081
	05	2011	17.9619	15.7071	2,141
	05	2010	16.9327	17.9619	9,720

	06	2019	16.8138	18.4879	2,095
	06	2018	20.3525	16.8138	10,444
	06	2017	17.8485	20.3525	11,932
	06	2016	17.0456	17.8485	22,908
	06	2015	18.6585	17.0456	24,383
	06	2014	21.4902	18.6585	24,571
	06	2013	17.8871	21.4902	30,401
	06	2012	15.4866	17.8871	39,735
	06	2011	17.7370	15.4866	45,598
	06	2010	16.7464	17.7370	52,492

	07	2019	16.4090	18.0336	551
	07	2018	19.8725	16.4090	2,641
	07	2017	17.4363	19.8725	2,743
	07	2016	16.6605	17.4363	5,736
	07	2015	18.2463	16.6605	6,692
	07	2014	21.0262	18.2463	7,755
	07	2013	17.5098	21.0262	20,821
	07	2012	15.1678	17.5098	30,775
	07	2011	17.3807	15.1678	54,518
	07	2010	16.4184	17.3807	78,863

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	15.8910	17.4290	0
	08	2018	19.2847	15.8910	0
	08	2017	16.9549	19.2847	0
	08	2016	16.2338	16.9549	0
	08	2015	17.8155	16.2338	0
	08	2014	20.5720	17.8155	2,526
	08	2013	17.1667	20.5720	8,309
	08	2012	14.9013	17.1667	8,847
	08	2011	17.1104	14.9013	9,692
	08	2010	16.1962	17.1104	12,034

Templeton Global Bond VIP Fund, Class 4	01	2019	10.5086	10.5222	19,211
	01	2018	10.4919	10.5086	18,984
	01	2017	10.4878	10.4919	14,697
	01	2016	10.3715	10.4878	41,568
	01	2015	11.0354	10.3715	51,720
	01	2014	11.0393	11.0354	54,537
	01	2013	11.0604	11.0393	62,694
	01	2012	9.7876	11.0604	20,220
	01	2011	10.0000	9.7876	514

	02	2019	10.3543	10.3470	9,209
	02	2018	10.3587	10.3543	7,858
	02	2017	10.3755	10.3587	8,112
	02	2016	10.2814	10.3755	7,917
	02	2015	10.9618	10.2814	7,874
	02	2014	10.9880	10.9618	10,204
	02	2013	11.0314	10.9880	13,740
	02	2012	9.7820	11.0314	2,612
	02	2011	10.0000	9.7820	0

	03	2019	10.3160	10.3035	2,521
	03	2018	10.3256	10.3160	2,521
	03	2017	10.3475	10.3256	2,521
	03	2016	10.2589	10.3475	2,521
	03	2015	10.9434	10.2589	2,521
	03	2014	10.9752	10.9434	2,520
	03	2013	11.0242	10.9752	2,520
	03	2012	9.7806	11.0242	0
	03	2011	10.0000	9.7806	0

	04	2019	10.2018	10.1741	3,846
	04	2018	10.2268	10.2018	788
	04	2017	10.2640	10.2268	788
	04	2016	10.1917	10.2640	7,150
	04	2015	10.8885	10.1917	7,163
	04	2014	10.9368	10.8885	12,708
	04	2013	11.0025	10.9368	11,549
	04	2012	9.7764	11.0025	5,191
	04	2011	10.0000	9.7764	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	10.1639	10.1310	0
	05	2018	10.1942	10.1639	0
	05	2017	10.2365	10.1942	0
	05	2016	10.1696	10.2365	0
	05	2015	10.8703	10.1696	3,643
	05	2014	10.9242	10.8703	0
	05	2013	10.9954	10.9242	0
	05	2012	9.7751	10.9954	0
	05	2011	10.0000	9.7751	0

	06	2019	10.0516	10.0041	0
	06	2018	10.0966	10.0516	0
	06	2017	10.1537	10.0966	0
	06	2016	10.1028	10.1537	0
	06	2015	10.8156	10.1028	0
	06	2014	10.8859	10.8156	0
	06	2013	10.9737	10.8859	0
	06	2012	9.7708	10.9737	0
	06	2011	10.0000	9.7708	0

	07	2019	10.0143	9.9620	0
	07	2018	10.0643	10.0143	0
	07	2017	10.1263	10.0643	0
	07	2016	10.0807	10.1263	0
	07	2015	10.7975	10.0807	0
	07	2014	10.8732	10.7975	0
	07	2013	10.9665	10.8732	0
	07	2012	9.7695	10.9665	0
	07	2011	10.0000	9.7695	0

	08	2019	9.8660	9.7946	0
	08	2018	9.9335	9.8660	0
	08	2017	10.0171	9.9355	5
	08	2016	9.9925	10.0171	5
	08	2015	10.7249	9.9925	6
	08	2014	10.8223	10.7249	6
	08	2013	10.9376	10.8223	6
	08	2012	9.7639	10.9376	0
	08	2011	10.0000	9.7639	0

Templeton Growth VIP Fund, Class 2	01	2019	19.0443	21.5586	47,865
	01	2018	22.7536	19.0443	56,365
	01	2017	19.5316	22.7536	72,472
	01	2016	18.1257	19.5316	98,840
	01	2015	19.7183	18.1257	115,125
	01	2014	20.6405	19.7183	134,459
	01	2013	16.0504	20.6405	152,070
	01	2012	13.4878	16.0504	188,062
	01	2011	14.7495	13.4878	218,142
	01	2010	13.9713	14.7495	239,781

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	18.4271	20.8181	18,499
	02	2018	22.0605	18.4271	20,307
	02	2017	18.9747	22.0605	23,104
	02	2016	17.6448	18.9747	30,763
	02	2015	19.2343	17.6448	39,856
	02	2014	20.1749	19.2343	48,906
	02	2013	15.7203	20.1749	60,011
	02	2012	13.2375	15.7203	75,836
	02	2011	14.5053	13.2375	90,991
	02	2010	13.7680	14.5053	111,662

	03	2019	18.2753	20.6363	370
	03	2018	21.8899	18.2753	370
	03	2017	18.8374	21.8899	370
	03	2016	17.5261	18.8374	371
	03	2015	19.1147	17.5261	426
	03	2014	20.0597	19.1147	9,406
	03	2013	15.6385	20.0597	9,617
	03	2012	13.1754	15.6385	11,187
	03	2011	14.4446	13.1754	11,472
	03	2010	13.7174	14.4446	12,229

	04	2019	17.8276	20.1004	8,978
	04	2018	21.3862	17.8276	10,030
	04	2017	18.4317	21.3862	10,874
	04	2016	17.1749	18.4317	17,909
	04	2015	18.7604	17.1749	21,850
	04	2014	19.7181	18.7604	24,601
	04	2013	15.3958	19.7181	46,254
	04	2012	12.9909	15.3958	55,717
	04	2011	14.2642	12.9909	54,834
	04	2010	13.5668	14.2642	75,640

	05	2019	17.6813	19.9250	0
	05	2018	21.2217	17.6813	0
	05	2017	18.2994	21.2217	0
	05	2016	17.0603	18.2994	0
	05	2015	18.6447	17.0603	0
	05	2014	19.6064	18.6447	0
	05	2013	15.3163	19.6064	0
	05	2012	12.9305	15.3163	0
	05	2011	14.2050	12.9305	0
	05	2010	13.5173	14.2050	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2019	17.2477	19.4075	0
	06	2018	20.7324	17.2477	0
	06	2017	17.9043	20.7324	0
	06	2016	16.7176	17.9043	0
	06	2015	18.2963	16.7176	0
	06	2014	19.2718	18.2983	0
	06	2013	15.0780	19.2718	0
	06	2012	12.7490	15.0780	0
	06	2011	14.0271	12.7490	0
	06	2010	13.3686	14.0271	1,588

	07	2019	16.5595	18.6237	0
	07	2018	19.9153	16.5595	0
	07	2017	17.2073	19.9153	0
	07	2016	16.0750	17.2073	0
	07	2015	17.6039	16.0750	0
	07	2014	18.5499	17.6039	0
	07	2013	14.5207	18.5499	0
	07	2012	12.2840	14.5207	0
	07	2011	13.5224	12.2840	0
	07	2010	12.8942	13.5224	0

	08	2019	16.0368	17.9992	0
	08	2018	19.3261	16.0368	0
	08	2017	16.7321	19.3261	0
	08	2016	15.6633	16.7321	0
	08	2015	17.1883	15.6633	0
	08	2014	18.1492	17.1883	0
	08	2013	14.2361	18.1492	0
	08	2012	12.0681	14.2361	0
	08	2011	13.3120	12.0681	0
	08	2010	12.7196	13.3120	0

Wanger Select	01	2019	22.0559	28.0349	0
	01	2018	25.6185	22.0559	0
	01	2017	20.5724	25.6185	0
	01	2016	18.4618	20.5724	0
	01	2015	18.7344	18.4618	0
	01	2014	18.4780	18.7344	1
	01	2013	13.9675	18.4780	1,236
	01	2012	11.9961	13.9675	1,378
	01	2011	14.8243	11.9961	1,466
	01	2010	11.9151	14.8243	1,258

	02	2019	21.4461	27.2053	0
	02	2018	24.9606	21.4461	0
	02	2017	20.0843	24.9606	0
	02	2016	18.0605	20.0843	0
	02	2015	18.3646	18.0605	0
	02	2014	18.1502	18.3646	0
	02	2013	13.7477	18.1502	0
	02	2012	11.8315	13.7477	0
	02	2011	14.6507	11.8315	0
	02	2010	11.7995	14.6507	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	21.2958	27.0010	0
	03	2018	24.7982	21.2958	0
	03	2017	19.9637	24.7982	0
	03	2016	17.9612	19.9637	0
	03	2015	18.2729	17.9612	0
	03	2014	18.0688	18.2729	0
	03	2013	13.6930	18.0688	0
	03	2012	11.7905	13.6930	0
	03	2011	14.6074	11.7905	0
	03	2010	11.7706	14.6074	0

	04	2019	20.8512	26.3975	0
	04	2018	24.3174	20.8512	0
	04	2017	19.6062	24.3174	0
	04	2016	17.6666	19.6062	0
	04	2015	18.0008	17.6666	0
	04	2014	17.8270	18.0008	0
	04	2013	13.5305	17.8270	0
	04	2012	11.6685	13.5305	0
	04	2011	14.4784	11.6685	0
	04	2010	11.6846	14.4784	0

	05	2019	20.7052	26.1990	0
	05	2018	24.1598	20.7052	0
	05	2017	19.4892	24.1598	0
	05	2016	17.5701	19.4892	0
	05	2015	17.9116	17.5701	0
	05	2014	17.7477	17.9116	0
	05	2013	13.4771	17.7477	0
	05	2012	11.6284	13.4771	0
	05	2011	14.4359	11.6284	0
	05	2010	11.6562	14.4359	0

	06	2019	20.2727	25.6136	0
	06	2018	23.6906	20.2727	0
	06	2017	19.1393	23.6906	0
	06	2016	17.2812	19.1393	0
	06	2015	17.6441	17.2812	0
	06	2014	17.5096	17.6441	0
	06	2013	13.3168	17.5096	0
	06	2012	11.5078	13.3168	0
	06	2011	14.3082	11.5078	0
	06	2010	11.5708	14.3082	0

	07	2019	20.1306	25.4212	0
	07	2018	23.5365	20.1306	0
	07	2017	19.0244	23.5365	0
	07	2016	17.1862	19.0244	0
	07	2015	17.5561	17.1862	0
	07	2014	17.4311	17.5561	0
	07	2013	13.2639	17.4311	0
	07	2012	11.4680	13.2639	0
	07	2011	14.2660	11.4680	0
	07	2010	11.5425	14.2660	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2019	19.5697	24.6627	0
	08	2018	22.9275	19.5697	0
	08	2017	18.5698	22.9275	0
	08	2016	16.8100	18.5698	0
	08	2015	17.2071	16.8100	0
	08	2014	17.1197	17.2071	0
	08	2013	13.0536	17.1197	0
	08	2012	11.3095	13.0536	0
	08	2011	14.0977	11.3095	0
	08	2010	11.4298	14.0977	0

Wanger USA	01	2019	23.0218	29.6704	0
	01	2018	23.7686	23.0218	0
	01	2017	20.2185	23.7686	0
	01	2016	18.0917	20.2185	0
	01	2015	18.5173	18.0917	0
	01	2014	17.9774	18.5173	0
	01	2013	13.6730	17.9774	0
	01	2012	11.5906	13.6730	0
	01	2011	12.2174	11.5906	0
	01	2010	10.0756	12.2174	0

	02	2019	22.3854	28.7925	0
	02	2018	23.1582	22.3854	0
	02	2017	19.7388	23.1582	0
	02	2016	17.6984	19.7388	0
	02	2015	18.1518	17.6984	0
	02	2014	17.6585	18.1518	0
	02	2013	13.4578	17.6585	0
	02	2012	11.4315	13.4578	0
	02	2011	12.0743	11.4315	0
	02	2010	9.9778	12.0743	0

	03	2019	22.2286	28.5764	0
	03	2018	23.0076	22.2286	0
	03	2017	19.6203	23.0076	0
	03	2016	17.6012	19.6203	0
	03	2015	18.0613	17.6012	0
	03	2014	17.5794	18.0613	0
	03	2013	13.4044	17.5794	0
	03	2012	11.3920	13.4044	0
	03	2011	12.0387	11.3920	0
	03	2010	9.9535	12.0387	0

	04	2019	21.7645	27.9377	0
	04	2018	22.5615	21.7645	0
	04	2017	19.2689	22.5615	0
	04	2016	17.3124	19.2689	0
	04	2015	17.7923	17.3124	0
	04	2014	17.3441	17.7923	0
	04	2013	13.2452	17.3441	0
	04	2012	11.2741	13.2452	0
	04	2011	11.9323	11.2741	0
	04	2010	9.8807	11.9323	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2019	21.6121	27.7276	0
	05	2018	22.4153	21.6121	0
	05	2017	19.1539	22.4153	0
	05	2016	17.2179	19.1539	0
	05	2015	17.7041	17.2179	0
	05	2014	17.2670	17.7041	0
	05	2013	13.1930	17.2670	0
	05	2012	11.2354	13.1930	0
	05	2011	11.8974	11.2354	0
	05	2010	9.8567	11.8974	0

	06	2019	21.1607	27.1081	0
	06	2018	21.9801	21.1607	0
	06	2017	18.8102	21.9801	0
	06	2016	16.9349	18.8102	0
	06	2015	17.4398	16.9349	0
	06	2014	17.0354	17.4398	0
	06	2013	13.0361	17.0354	0
	06	2012	11.1189	13.0361	0
	06	2011	11.7921	11.1189	0
	06	2010	9.7845	11.7921	0

	07	2019	21.0124	26.9045	0
	07	2018	21.8370	21.0124	0
	07	2017	18.6972	21.8370	0
	07	2016	16.8418	18.6972	0
	07	2015	17.3528	16.8418	0
	07	2014	16.9591	17.3528	0
	07	2013	12.9843	16.9591	0
	07	2012	11.0804	12.9843	0
	07	2011	11.7573	11.0804	0
	07	2010	9.7606	11.7573	0

	08	2019	20.4269	26.1018	0
	08	2018	21.2720	20.4269	0
	08	2017	18.2504	21.2720	0
	08	2016	16.4731	18.2504	0
	08	2015	17.0078	16.4731	0
	08	2014	16.6560	17.0078	0
	08	2013	12.7784	16.6560	0
	08	2012	10.9273	12.7784	0
	08	2011	11.6185	10.9273	0
	08	2010	9.6652	11.6185	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 29, 2020 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Masters Extra
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

APRIL 29, 2020

MASTERS EXTRA

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Masters Extra (the “Contract”) issued by Delaware Life Insurance Company (the “Company” or “Delaware Life”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the Prospectus dated April 29, 2020. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581, or by telephoning (877) 253-2323.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

Group One Thousand One, LLC is the Company’s immediate corporate parent. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

2

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. You should consult a qualified tax professional.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

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TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	- d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

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(d)

is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period:

(a)	the net asset value of a fund equals $18.38;

(b)	the per share amount of any dividend or capital gains distributions equal $0;

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and

(d)

the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00321136 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00321136)	=	14.6113393

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

5

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322813 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00322813) x 0.99991902	=	12.3845294

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•

at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

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Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845467	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2017, 2018, and 2019, were approximately $72,466,231, $65,608,771 and $60,507,109, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account F as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

7

Delaware Life

Variable Account F – Regatta

Financial Statements as of and for the Year Ended December 31, 2019 and Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2019

Page(s)
Report of Independent Registered Public Accounting Firm....................................................................................................................................	1-3

Financial Statements

Statements of Assets and Liabilities...............................................................................................................................4-11

Statements of Operations..............................................................................................................................................12-56

Statements of Changes in Net Assets..........................................................................................................................57-124

Notes to the Financial Statements.............................................................................................................................125-158

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account F:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account F – Regatta indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account F - Regatta as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5) (1)	MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7) (1)
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2) (1)
AB VPS International Value Portfolio (Class B) Sub-Account (A98) (1)	MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1) (1)
AB VPS Large Cap Growth (Class B) Sub-Account (AC4) (2)	MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0) (1)
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74) (1)	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)
American Funds Growth Fund - Class 4 Sub-Account (AP0) (2)	MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3) (1)
American Funds Growth-Income Fund - Class 4 Sub-Account (AQ1) (2)	MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)
American Funds IS Asset Allocation - Class 4 Sub-Account (AS3) (2)	MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4) (1)
American Funds New World Fund - Class 4 Sub-Account (AQ3) (2)	MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5) (1)
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)	MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6) (1)
ClearBridge Variable Mid Cap Portfolio - Class II Sub-Account (L33) (2)	MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7) (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59)
(1)	MFS VIT II Global Research Portfolio I Class Sub-Account (MC8) (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)
(1)	MFS VIT II Global Research Portfolio S Class Sub-Account (MC9) (1)
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) (1)	MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0) (1)
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71) (1)	MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92) (1)
Columbia Variable Portfolio Select Large Cap Value- Class 2 Sub-Account (C91) (2)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) (1)	MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)
CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)	MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3) (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88) (1)	MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)
MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-Account (M98)
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9) (1)	(1)
MFS VIT II International Intrinsic Value Portfolio Service Class Sub-Account
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15) (1)	(M93) (1)

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

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MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)	(MD6) (1)
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account
First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	(MB3) (1)
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59) (1)	MFS VIT II Research International Portfolio I Class Sub-Account (ME2) (1)
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) (1)	MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)	MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5) (1)
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7) (1)
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	MFS VIT II Technology Portfolio I Class Sub-Account (ME4) (1)
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59) (1)	MFS VIT II Technology Portfolio S Class Sub-Account (MA2) (1)
MFS VIT III Blended Research Small Cap Equity Portfolio Service Class Sub-
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0) (1)	Account (MF3) (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)	MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5) (1)
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)	MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7) (1)
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9) (1)	MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9) (1)
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1)
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)	(1)
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0) (1)	MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)
Goldman Sachs VIT U.S. Equity Insights Fund - Service Class Sub-Account (G03)
(2)	MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2) (1)
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub-Account (O19)
(1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)
Invesco Oppenheimer V.I. Conservative Balanced Fund, Series II Sub-Account
(O23) (1)	MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4) (1)
Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) (1)	MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6) (1)
Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account (O21) (1)	MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7) (1)
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Sub-Account
(O04) (1)	MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)
Invesco V.I. American Value Fund Series II Sub-Account (V35) (1)	MFS VIT Total Return Series Service Class Sub-Account (M35) (1)
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-
Invesco V.I. Comstock Fund Series II Sub-Account (V13) (1)	Account (V43) (1)
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II Sub-
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11) (1)	Account (V44) (1)
Invesco V.I. International Growth Fund II Sub-Account (AC1) (1)	PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08) (1)
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88) (1)	PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0) (1)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94) (1)	(P70) (1)
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-
(L11) (1)	Account (P10) (1)
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (L18)
(1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17) (1)	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account (P20) (1)
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	PIMCO VIT Global Managed Asset Allocation Portfolio Advisor Class Sub-Account
(1)	(PD6) (1)
MFS U.S. Government Money Market Portfolio Service Class Sub-Account (MD9)
(1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)
MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)	PIMCO VIT StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2) (1)
MFS VIT I Growth Series Service Class Sub-Account (M80) (1)	PIMCO VIT Total Return Portfolio - Advisor Class Sub-Account (P68) (2)
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

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MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41) (1)	Putnam VT Equity Income Fund Class IB Sub-Account (P72) (1)
MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)	Putnam VT Income Fund - Class IB Sub-Account (P95) (2)
MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)	Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account (PI3) (1)
MFS VIT I Research Series Service Class Sub-Account (M82) (1)	Putnam VT Research Fund - Class IB Sub-Account (P79) (2)
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89) (1)	Rational Insider Buying VA Fund Sub-Account (H32) (1)
MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)	Rational Trend Aggregation VA Fund Sub-Account (H24) (1)
MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)	Wanger Select Fund Sub-Account (W41) (1)
MFS VIT I Value Series Initial Class Sub-Account (M83) (1)	Wanger USA Sub-Account (W42) (1)
MFS VIT I Value Series Service Class Sub-Account (M08) (1)

(1) Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018.

(2) Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and the period October 3, 2018 (commencement of operations) through December 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account F – Regatta based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Variable Account F - Regatta in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 27, 2020

We have served as the auditor of one or more of the subaccounts of Delaware Life Variable Account F - Regatta since 2013.

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

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DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

			Assets			Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account
(AL1)	3,748,101	$40,670,208	$37,855,824	$-	$37,855,824	$-	$37,855,824
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	5,395,054	63,175,218	72,077,915	-	72,077,915	-	72,077,915
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	187,121	3,633,062	4,331,861	-	4,331,861	-	4,331,861
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	1,922,645	26,407,773	27,378,458	-	27,378,458	31	27,378,427
AB VPS Large Cap Growth (Class B) Sub-Account (AC4)	1,577	89,637	90,321	-	90,321	-	90,321
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	705,264	13,598,493	12,497,272	1,095	12,498,367	-	12,498,367
American Funds Growth Fund - Class 4 Sub-Account (AP0)	1,510	110,462	119,876	-	119,876	-	119,876
American Funds Growth-Income Fund - Class 4 Sub-Account (AQ1)	144	6,999	7,109	-	7,109	-	7,109
American Funds IS Asset Allocation - Class 4 Sub-Account (AS3)	4,824	110,160	114,179	-	114,179	-	114,179
American Funds New World Fund - Class 4 Sub-Account (AQ3)	146	3,408	3,715	-	3,715	-	3,715
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	26,982,929	384,321,808	390,712,807	60,430	390,773,237	-	390,773,237
ClearBridge Variable Mid Cap Portfolio - Class II Sub-Account (L33)	1,229	25,458	27,625	-	27,625	-	27,625
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account
(C71)	1,365	24,419	21,229	-	21,229	-	21,229
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-
Account (C59)	2,998	42,335	65,592	-	65,592	-	65,592
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-
Account (C60)	2,586,425	33,655,113	55,246,039	561	55,246,600	-	55,246,600
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89)	4,110	129,006	154,346	-	154,346	-	154,346
CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90)	452,533	10,515,024	16,594,376	3,047	16,597,423	-	16,597,423
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account
(C58)	348,440	4,575,866	4,641,220	-	4,641,220	-	4,641,220
Columbia Variable Portfolio Select Large Cap Value- Class 2 Sub-
Account (C91) ¹	1,340	33,364	36,216	-	36,216	-	36,216
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	5,404,698	91,224,291	102,797,362	175	102,797,537	-	102,797,537
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	3,941,620	125,236,410	142,292,470	65,994	142,358,464	1	142,358,463
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	167,658	2,109,419	2,233,208	-	2,233,208	-	2,233,208
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	907,099	11,156,087	11,901,135	-	11,901,135	-	11,901,135
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	1,376,073	16,687,755	19,154,940	-	19,154,940	-	19,154,940
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,435,349	76,294,758	77,322,344	785	77,323,129	-	77,323,129
First Eagle Overseas Variable Fund Sub-Account (FE3)	8,551,102	225,920,060	220,190,867	-	220,190,867	102	220,190,765
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account
(T21)	1,929,413	14,793,307	20,664,008	490	20,664,498	-	20,664,498
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	5,596,327	79,462,540	77,956,830	3,410	77,960,240	-	77,960,240
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) ¹	3,846,954	26,357,486	26,197,758	-	26,197,758	-	26,197,758
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	273,583	4,627,384	4,467,613	540	4,468,153	-	4,468,153
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,329,518	16,657,527	14,491,742	-	14,491,742	643	14,491,099
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	3,501,407	53,762,709	55,707,393	-	55,707,393	205	55,707,188
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	94,320	1,484,547	1,539,309	-	1,539,309	-	1,539,309
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	6,480,421	122,941,484	121,896,717	62	121,896,779	-	121,896,779
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	11,813	234,118	224,329	-	224,329	-	224,329
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account
(F53)	1,507,252	24,637,136	22,684,139	269	22,684,408	-	22,684,408
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account
(FJ9)	16,867	286,849	261,610	-	261,610	-	261,610

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

			Assets			Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account
(T28)	1,168,251	$12,751,729	$12,325,046	$593	$12,325,639	$-	$12,325,639
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	14,391	157,879	155,855	-	155,855	-	155,855
Goldman Sachs VIT U.S. Equity Insights Fund - Service Class Sub-
Account (G03)	2,025	36,423	36,538	-	36,538	-	36,538
Rational Trend Aggregation VA Fund Sub-Account (H24)	69,919	840,848	783,087	-	783,087	-	783,087
Rational Insider Buying VA Fund Sub-Account (H32)	87,407	1,095,722	1,040,138	-	1,040,138	-	1,040,138
Invesco V.I. American Value Fund Series II Sub-Account (V35)	342,275	5,542,036	5,387,403	108	5,387,511	-	5,387,511
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,464,180	26,251,010	25,022,833	-	25,022,833	2	25,022,831
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	5,108,447	88,993,175	88,989,150	-	88,989,150	9,742	88,979,408
Invesco V.I. International Growth Fund II Sub-Account (AC1)	61,845	2,182,434	2,379,793	-	2,379,793	2	2,379,791
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account
(J88)	3,651,195	39,469,691	40,491,756	-	40,491,756	-	40,491,756
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account
(J94)	495,426	14,203,226	15,769,422	-	15,769,422	-	15,769,422
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-
Account (L11)	1,422,106	27,408,748	31,286,324	59	31,286,383	-	31,286,383
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-
Account (L18)	1,677,118	20,426,079	21,836,081	1,193	21,837,274	-	21,837,274
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account
(L17)	1,919,900	33,014,942	31,755,152	188	31,755,340	-	31,755,340
MFS VIT Total Return Series Initial Class Sub-Account (M07)	12,419,608	283,134,384	309,248,251	-	309,248,251	693,881	308,554,370
MFS VIT Total Return Series Service Class Sub-Account (M35)	11,720,499	264,334,990	286,331,800	412	286,332,212	2,641	286,329,571
MFS VIT I Growth Series Initial Class Sub-Account (M31)	2,574,117	99,550,645	152,902,538	63,612	152,966,150	-	152,966,150
MFS VIT I Growth Series Service Class Sub-Account (M80)	393,896	17,441,271	22,381,169	1,071	22,382,240	-	22,382,240
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,387,147	21,152,952	23,775,986	4,411	23,780,397	167	23,780,230
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	2,786,030	23,301,344	25,547,893	494	25,548,387	-	25,548,387
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	2,616,906	46,954,752	53,070,856	-	53,070,856	120	53,070,736
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	1,997,845	32,625,608	36,001,153	1,693	36,002,846	-	36,002,846
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	33,083,191	432,175,756	438,021,461	48,357	438,069,818	-	438,069,818
MFS VIT I Research Series Service Class Sub-Account (M82)	4,017,048	106,052,654	116,695,230	147	116,695,377	-	116,695,377
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	2,851,108	90,029,747	100,301,995	56,366	100,358,361	166	100,358,195
MFS VIT I Utilities Series Service Class Sub-Account (M40)	1,426,931	40,152,552	49,314,750	751	49,315,501	1	49,315,500
MFS VIT I Value Series Initial Class Sub-Account (M83)	10,488,488	196,247,906	219,733,814	76,219	219,810,033	-	219,810,033
MFS VIT I Value Series Service Class Sub-Account (M08)	5,068,674	94,392,974	104,009,198	4,226	104,013,424	-	104,013,424
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account
(MB6)	4,731,042	202,524,237	251,029,115	126,044	251,155,159	-	251,155,159
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account
(MB7)	1,136,777	52,016,899	59,726,276	12,494	59,738,770	-	59,738,770
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	4,100,913	47,644,283	48,964,906	17,743	48,982,649	401	48,982,248

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

			Assets			Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	10,134,900	$115,482,161	$119,389,123	$-	$119,389,123	$ 13,561	$119,375,562
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	3,992,635	83,454,848	99,057,279	48,268	99,105,547	585	99,104,962
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,639,014	37,017,134	40,155,836	12,670	40,168,506	-	40,168,506
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account
(MC3)	972,937	14,151,246	16,588,570	11,381	16,599,951	-	16,599,951
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account
(MA1)	931,340	13,276,454	15,637,199	159	15,637,358	-	15,637,358
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	857,979	9,118,239	9,188,954	25,306	9,214,260	-	9,214,260
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	76,524	792,985	803,500	-	803,500	-	803,500
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	1,679,463	34,636,380	48,032,651	40,386	48,073,037	-	48,073,037
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	73,578	1,511,424	2,098,442	-	2,098,442	-	2,098,442
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	2,567,747	53,975,262	82,655,789	66,286	82,722,075	-	82,722,075
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	151,727	3,674,427	4,864,377	-	4,864,377	4	4,864,373
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account
(MD0)	2,589,244	38,955,974	41,065,410	51,852	41,117,262	-	41,117,262
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account
(M92)	33,214,414	494,206,294	517,148,430	636	517,149,066	-	517,149,066
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	5,845,342	74,569,224	72,774,512	44,878	72,819,390	-	72,819,390
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	11,918,217	150,089,719	147,547,523	10,514	147,558,037	-	147,558,037
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	8,344,975	48,134,717	47,733,258	2,931	47,736,189	-	47,736,189
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	6,300,881	36,026,259	35,599,980	1,344	35,601,324	-	35,601,324
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	2,467,309	33,025,985	35,183,822	5,780	35,189,602	411	35,189,191
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,122,215	15,139,247	15,834,456	-	15,834,456	43	15,834,413
MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-
Account (M98) ¹	1,386,740	29,207,789	41,519,003	14,154	41,533,157	-	41,533,157
MFS VIT II International Intrinsic Value Portfolio Service Class Sub-
Account (M93) ¹	2,752,287	61,806,487	81,109,909	700	81,110,609	-	81,110,609
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-
Account (MD6)	14,606,848	227,364,742	329,822,627	533,608	330,356,235	583	330,355,652
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-
Account (MB3)	1,628,039	26,919,991	36,256,430	10,966	36,267,396	-	36,267,396
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account
(MD8)	38,022,610	38,022,610	38,022,610	-	38,022,610	44,640	37,977,970
MFS U.S. Government Money Market Portfolio Service Class Sub-
Account (MD9)	107,714,122	107,714,122	107,714,122	1,970	107,716,092	-	107,716,092
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,194,337	16,831,305	20,255,954	300	20,256,254	-	20,256,254
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	2,302,756	33,596,812	38,548,132	914	38,549,046	-	38,549,046
MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5)	2,547,270	25,102,083	25,421,755	-	25,421,755	8,223	25,413,532
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	409,063	3,990,086	4,049,722	589	4,050,311	-	4,050,311
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	848,734	11,924,036	17,976,176	8,764	17,984,940	153	17,984,787
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	83,307	1,119,724	1,658,655	-	1,658,655	-	1,658,655

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

			Assets			Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
MFS VIT III Blended Research Small Cap Equity Portfolio Service Class
Sub-Account (MF3)	4,660,032	$54,780,766	$52,378,757	$1,086	$52,379,843	$-	$52,379,843
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account
(MF5)	35,392,573	400,445,160	405,952,819	-	405,952,819	1,065	405,951,754
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account
(MF6)	109,617	1,502,051	1,744,002	185	1,744,187	-	1,744,187
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account
(MF7)	2,722,138	42,484,156	50,522,885	667	50,523,552	1	50,523,551
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account
(MF9)	27,262,051	312,047,060	325,781,512	178	325,781,690	-	325,781,690
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account
(MG1)	10,944,057	111,750,792	116,991,964	-	116,991,964	2,099	116,989,865
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	18,656,563	191,383,890	192,908,863	5,783	192,914,646	-	192,914,646
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account
(MG2)	10,594,871	108,477,576	109,445,018	372	109,445,390	-	109,445,390
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	2,807,563	22,817,657	24,538,099	244	24,538,343	-	24,538,343
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4)	2,466,282	19,823,423	21,333,339	114	21,333,453	-	21,333,453
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account
(MG6)	98,517,891	1,233,889,336	1,302,406,516	178,076	1,302,584,592	-	1,302,584,592
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account
(MG7)	824,431	8,004,636	7,625,981	115	7,626,096	-	7,626,096
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II
Sub-Account (V44)	335,263	10,158,671	11,234,668	174	11,234,842	-	11,234,842
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II
Sub-Account (V43) ¹	622,003	7,429,607	7,855,904	106	7,856,010	-	7,856,010
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub-
Account (O19) ¹	237,047	12,290,158	13,907,544	532	13,908,076	-	13,908,076
Invesco Oppenheimer V.I. Conservative Balanced Fund, Series II Sub-
Account (O23) ¹	684,314	9,724,736	11,010,608	-	11,010,608	-	11,010,608
Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) ¹	370,642	14,583,037	15,548,415	540	15,548,955	-	15,548,955
Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account (O21)
¹	5,236,288	146,213,075	152,114,180	6,455	152,120,635	1	152,120,634
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Sub-
Account (O04) ¹	209,405	4,828,429	4,793,288	-	4,793,288	2	4,793,286
PIMCO VIT StocksPLUS Global Portfolio Advisor Class Sub-Account
(PH2)	42,706	358,829	376,666	-	376,666	-	376,666
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	1,574,399	16,328,752	16,987,769	-	16,987,769	-	16,987,769
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	1,355,504	14,216,372	14,802,101	-	14,802,101	-	14,802,101
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-
Account (P70)	39,387	294,272	255,626	-	255,626	-	255,626
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class
Sub-Account (P10)	3,590,137	25,416,578	23,012,776	126	23,012,902	-	23,012,902
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account
(PK8)	599,103	7,704,898	7,902,165	636	7,902,801	-	7,902,801
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-
Account (P20)	16,015	206,864	211,235	-	211,235	-	211,235
PIMCO VIT Global Managed Asset Allocation Portfolio Advisor Class
Sub-Account (PD6) ¹	30,328,711	360,158,978	381,838,471	27,293	381,865,764	-	381,865,764
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	2,562,510	32,343,916	32,390,133	11	32,390,144	-	32,390,144
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	12,098,994	132,141,247	133,330,919	352	133,331,271	-	133,331,271
PIMCO VIT Total Return Portfolio - Advisor Class Sub-Account (P68)	1,853	20,449	20,424	-	20,424	-	20,424
Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account
(PI3)	1,456,123	14,876,385	14,604,913	-	14,604,913	-	14,604,913
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	514,970	12,310,812	13,842,390	-	13,842,390	-	13,842,390
Putnam VT Income Fund - Class IB Sub-Account (P95)	639	7,240	7,351	-	7,351	-	7,351
Putnam VT Research Fund - Class IB Sub-Account (P79)	567	14,988	16,907	-	16,907	-	16,907
Wanger Select Fund Sub-Account (W41)	14,071	259,174	257,366	-	257,366	-	257,366
Wanger USA Sub-Account (W42)	1,695	39,928	37,721	-	37,721	-	37,721

1This Sub-Account had a name change in 2019. Refer to Note 1 in the Variable Account's Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
AL1	2,340,904	$37,855,824	$-	$37,855,824
AO5	5,551,012	72,077,915	-	72,077,915
AM2	421,037	4,331,861	-	4,331,861
A98	3,626,556	27,276,911	101,516	27,378,427
AC4	7,757	90,321	-	90,321
A74	576,830	12,463,913	34,454	12,498,367
AP0	10,862	119,876	-	119,876
AQ1	654	7,109	-	7,109
AS3	10,471	114,179	-	114,179
AQ3	323	3,715	-	3,715
B18	22,286,973	390,671,083	102,154	390,773,237
L33	2,537	27,625	-	27,625
C71	944	21,229	-	21,229
C59	3,939	65,592	-	65,592
C60	3,355,394	55,004,913	241,687	55,246,600
C89	9,175	154,346	-	154,346
C90	987,736	16,509,416	88,007	16,597,423
C58	380,321	4,641,220	-	4,641,220
C91	3,422	36,216	-	36,216
FD7	5,062,414	102,795,692	1,845	102,797,537
F24	6,086,530	142,154,064	204,399	142,358,463
F88	129,978	2,233,208	-	2,233,208
FB9	657,257	11,901,135	-	11,901,135
F15	1,025,139	19,154,940	-	19,154,940
F41	3,638,561	77,215,758	107,371	77,323,129
FE3	13,956,758	220,083,789	106,976	220,190,765
T21	1,213,365	20,632,508	31,990	20,664,498
T20	3,970,974	77,796,499	163,741	77,960,240
FE6	1,669,351	26,197,758	-	26,197,758
T59	427,256	4,461,951	6,202	4,468,153
F56	642,518	14,470,875	20,224	14,491,099
F59	3,499,450	55,691,809	15,379	55,707,188
FF0	97,632	1,539,309	-	1,539,309
F54	4,608,107	121,777,882	118,897	121,896,779
FG8	11,683	224,329	-	224,329
F53	564,908	22,677,904	6,504	22,684,408
FJ9	11,424	261,610	-	261,610
T28	846,888	12,318,835	6,804	12,325,639
FJ0	12,959	155,855	-	155,855
G03	3,522	36,538	-	36,538
H24	55,201	783,087	-	783,087
H32	55,082	1,040,138	-	1,040,138

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
V35	271,291	$5,382,849	$4,662	$5,387,511
V13	1,331,139	25,016,155	6,676	25,022,831
V11	4,591,136	88,916,943	62,465	88,979,408
AC1	151,039	2,372,763	7,028	2,379,791
J88	3,728,909	40,491,756	-	40,491,756
J94	574,362	15,769,422	-	15,769,422
L11	2,926,589	31,252,182	34,201	31,286,383
L18	665,279	21,810,279	26,995	21,837,274
L17	1,152,329	31,748,996	6,344	31,755,340
M07	20,851,912	305,112,397	3,441,973	308,554,370
M35	19,920,899	285,553,315	776,256	286,329,571
M31	3,740,843	152,310,334	655,816	152,966,150
M80	512,464	22,324,604	57,636	22,382,240
MF1	1,585,873	23,495,648	284,582	23,780,230
M41	788,367	25,422,278	126,109	25,548,387
M05	2,988,255	52,878,792	191,944	53,070,736
M42	1,693,473	35,921,424	81,422	36,002,846
M89	37,989,667	437,887,945	181,873	438,069,818
M82	5,170,576	116,614,184	81,193	116,695,377
M44	7,697,178	99,491,764	866,431	100,358,195
M40	3,882,378	49,307,051	8,449	49,315,500
M83	11,986,049	218,221,217	1,588,816	219,810,033
M08	5,322,655	103,576,808	436,616	104,013,424
MB6	6,487,980	248,098,894	3,056,265	251,155,159
MB7	1,845,504	59,584,408	154,362	59,738,770
MC0	1,943,211	48,522,057	460,191	48,982,248
MA0	6,042,604	119,211,514	164,048	119,375,562
MC2	2,842,931	98,383,693	721,269	99,104,962
MC1	1,523,361	40,019,801	148,705	40,168,506
MC3	504,336	16,453,376	146,575	16,599,951
MA1	858,553	15,635,678	1,680	15,637,358
MC4	488,093	9,115,566	98,694	9,214,260
MC5	54,156	803,500	-	803,500
MC6	1,046,941	47,715,075	357,962	48,073,037
MC7	62,083	2,098,442	-	2,098,442
MC8	2,503,331	81,912,468	809,607	82,722,075
MC9	196,208	4,824,648	39,725	4,864,373
MD0	1,307,551	40,776,608	340,654	41,117,262
M92	36,890,746	517,013,366	135,700	517,149,066
M96	3,639,440	72,262,666	556,724	72,819,390
MD2	11,100,477	147,169,221	388,816	147,558,037

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
MA6	1,688,655	$47,300,480	$435,709	$47,736,189
MA3	1,558,342	35,442,360	158,964	35,601,324
M97	1,237,228	34,666,784	522,407	35,189,191
MD5	808,213	15,733,437	100,976	15,834,413
M98	934,776	41,097,300	435,857	41,533,157
M93	4,106,841	80,929,617	180,992	81,110,609
MD6	11,233,612	325,557,528	4,798,124	330,355,652
MB3	1,119,963	36,152,010	115,386	36,267,396
MD8	3,364,994	37,310,612	667,358	37,977,970
MD9	12,065,194	107,519,341	196,751	107,716,092
ME2	932,101	20,202,062	54,192	20,256,254
ME3	1,520,079	38,517,019	32,027	38,549,046
MA5	1,166,830	25,336,476	77,056	25,413,532
MA7	208,505	4,013,731	36,580	4,050,311
ME4	998,683	17,830,355	154,432	17,984,787
MA2	49,526	1,658,655	-	1,658,655
MF3	2,340,999	52,168,314	211,529	52,379,843
MF5	22,941,913	405,633,626	318,128	405,951,754
MF6	52,821	1,742,142	2,045	1,744,187
MF7	2,253,830	50,413,583	109,968	50,523,551
MF9	12,493,257	325,779,812	1,878	325,781,690
MG1	9,471,698	116,917,459	72,406	116,989,865
MF2	18,692,242	192,325,925	588,721	192,914,646
MG2	10,825,862	109,424,356	21,034	109,445,390
MG3	1,024,055	24,495,873	42,470	24,538,343
MG4	902,847	21,328,530	4,923	21,333,453
MG6	59,093,135	1,301,400,061	1,184,531	1,302,584,592
MG7	251,133	7,621,100	4,996	7,626,096

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
V44	353,950	$11,233,005	$1,837	$11,234,842
V43	278,593	7,851,398	4,612	7,856,010
O19	420,729	13,855,218	52,858	13,908,076
O23	967,190	11,010,608	-	11,010,608
O20	518,280	15,542,802	6,153	15,548,955
O21	4,719,995	151,744,666	375,968	152,120,634
O04	112,700	4,768,570	24,716	4,793,286
PH2	23,358	376,666	-	376,666
P08	1,102,174	16,987,769	-	16,987,769
PC0	1,187,243	14,802,101	-	14,802,101
P70	52,264	255,626	-	255,626
P10	4,210,677	22,922,293	90,609	23,012,902
PK8	254,755	7,871,458	31,343	7,902,801
P20	16,181	211,235	-	211,235
PD6	28,128,118	381,803,602	62,162	381,865,764
P06	2,006,490	32,377,117	13,027	32,390,144
P07	7,707,882	133,108,430	222,841	133,331,271
P68	1,895	20,424	-	20,424
PI3	1,404,143	14,604,913	-	14,604,913
P72	532,161	13,842,390	-	13,842,390
P95	664	7,351	-	7,351
P79	1,490	16,907	-	16,907
W41	9,137	257,366	-	257,366
W42	1,276	37,721	-	37,721

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	AL1	AO5	AM2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$889,749	$1,298,355	$12,165
Expenses:
Mortality and expense risk charges	(478,739)	(880,798)	(54,313)
Distribution and administration charges	(152,735)	(281,359)	(18,189)
Net investment income (loss)	258,275	136,198	(60,337)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,217,479)	1,738,964	151,872
Realized gain distributions	4,615,722	82,153	108,202
Net realized gains (losses)	3,398,243	1,821,117	260,074
Net change in unrealized appreciation (depreciation)	2,188,551	7,340,627	787,565
Net realized and change in unrealized gains (losses)	5,586,794	9,161,744	1,047,639
Net increase (decrease) in net assets from operations	$5,845,069	$9,297,942	$987,302

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	A98	AC4	A74
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$217,366	$-	$40,123
Expenses:
Mortality and expense risk charges	(347,050)	(221)	(156,400)
Distribution and administration charges	(114,448)	(91)	(52,481)
Net investment income (loss)	(244,132)	(312)	(168,758)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	389,132	(563)	(216,381)
Realized gain distributions	-	5,983	1,385,859
Net realized gains (losses)	389,132	5,420	1,169,478
Net change in unrealized appreciation (depreciation)	3,647,301	684	968,916
Net realized and change in unrealized gains (losses)	4,036,433	6,104	2,138,394
Net increase (decrease) in net assets from operations	$3,792,301	$5,792	$1,969,636

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	AP0	AQ1	AS3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$424	$41	$1,344
Expenses:
Mortality and expense risk charges	(306)	(4)	(180)
Distribution and administration charges	(125)	(2)	(74)
Net investment income (loss)	(7)	35	1,090
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	562	3	181
Realized gain distributions	-	-	-
Net realized gains (losses)	562	3	181
Net change in unrealized appreciation (depreciation)	9,414	110	4,019
Net realized and change in unrealized gains (losses)	9,976	113	4,200
Net increase (decrease) in net assets from operations	$9,969	$148	$5,290

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	AQ3	B18	L33
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$22	$4,803,345	$93
Expenses:
Mortality and expense risk charges	(9)	(4,895,209)	(112)
Distribution and administration charges	(4)	(1,559,478)	(46)
Net investment income (loss)	9	(1,651,342)	(65)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8	230,074	18
Realized gain distributions	-	15,167,268	192
Net realized gains (losses)	8	15,397,342	210
Net change in unrealized appreciation (depreciation)	307	44,387,747	2,167
Net realized and change in unrealized gains (losses)	315	59,785,089	2,377
Net increase (decrease) in net assets from operations	$324	$58,133,747	$2,312

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	C71	C59	C60
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$55	$-	$-
Expenses:
Mortality and expense risk charges	(260)	(743)	(707,010)
Distribution and administration charges	(79)	(228)	(240,174)
Net investment income (loss)	(284)	(971)	(947,184)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(537)	2,801	5,523,482
Realized gain distributions	1,803	-	-
Net realized gains (losses)	1,266	2,801	5,523,482
Net change in unrealized appreciation (depreciation)	2,515	14,041	11,405,519
Net realized and change in unrealized gains (losses)	3,781	16,842	16,929,001
Net increase (decrease) in net assets from operations	$3,497	$15,871	$15,981,817

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	C89	C90	C58
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$83,925
Expenses:
Mortality and expense risk charges	(1,990)	(213,193)	(58,666)
Distribution and administration charges	(748)	(74,167)	(20,004)
Net investment income (loss)	(2,738)	(287,360)	5,255
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	755	1,871,889	62,314
Realized gain distributions	-	-	662,137
Net realized gains (losses)	755	1,871,889	724,451
Net change in unrealized appreciation (depreciation)	36,444	2,765,257	261,230
Net realized and change in unrealized gains (losses)	37,199	4,637,146	985,681
Net increase (decrease) in net assets from operations	$34,461	$4,349,786	$990,936

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	C91	FD7	F24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$1,562,247	$304,579
Expenses:
Mortality and expense risk charges	(128)	(1,253,643)	(1,777,734)
Distribution and administration charges	(53)	(393,142)	(579,684)
Net investment income (loss)	(181)	(84,538)	(2,052,839)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	299	2,017,426	3,284,919
Realized gain distributions	-	4,938,194	17,277,526
Net realized gains (losses)	299	6,955,620	20,562,445
Net change in unrealized appreciation (depreciation)	2,852	13,264,132	17,701,255
Net realized and change in unrealized gains (losses)	3,151	20,219,752	38,263,700
Net increase (decrease) in net assets from operations	$2,970	$20,135,214	$36,210,861

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F88	FB9	F15
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$41,047	$208,103	$331,863
Expenses:
Mortality and expense risk charges	(31,556)	(148,454)	(235,321)
Distribution and administration charges	(11,160)	(51,070)	(77,027)
Net investment income (loss)	(1,669)	8,579	19,515
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	32,469	209,038	517,324
Realized gain distributions	105,893	861,081	1,061,400
Net realized gains (losses)	138,362	1,070,119	1,578,724
Net change in unrealized appreciation (depreciation)	178,241	669,304	1,527,161
Net realized and change in unrealized gains (losses)	316,603	1,739,423	3,105,885
Net increase (decrease) in net assets from operations	$314,934	$1,748,002	$3,125,400

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F41	FE3	T21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$517,912	$679,101	$202,829
Expenses:
Mortality and expense risk charges	(980,495)	(2,782,354)	(261,034)
Distribution and administration charges	(331,008)	(892,026)	(90,497)
Net investment income (loss)	(793,591)	(2,995,279)	(148,702)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,529,305)	(5,239,074)	739,656
Realized gain distributions	9,283,963	7,362,449	-
Net realized gains (losses)	6,754,658	2,123,375	739,656
Net change in unrealized appreciation (depreciation)	9,323,427	33,329,453	3,955,027
Net realized and change in unrealized gains (losses)	16,078,085	35,452,828	4,694,683
Net increase (decrease) in net assets from operations	$15,284,494	$32,457,549	$4,545,981

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	T20	FE6	T59
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,352,674	$923,874	$300,247
Expenses:
Mortality and expense risk charges	(977,870)	(324,819)	(57,491)
Distribution and administration charges	(372,562)	(102,464)	(23,723)
Net investment income (loss)	2,242	496,591	219,033
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,246,223)	(52,645)	(34,844)
Realized gain distributions	807,401	1,703,218	-
Net realized gains (losses)	(438,822)	1,650,573	(34,844)
Net change in unrealized appreciation (depreciation)	8,345,887	2,127,360	(164,682)
Net realized and change in unrealized gains (losses)	7,907,065	3,777,933	(199,526)
Net increase (decrease) in net assets from operations	$7,909,307	$4,274,524	$19,507

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F56	F59	FF0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$399,185	$2,992,771	$80,257
Expenses:
Mortality and expense risk charges	(184,245)	(703,770)	(19,142)
Distribution and administration charges	(64,043)	(231,010)	(5,807)
Net investment income (loss)	150,897	2,057,991	55,308
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(676,445)	(222,539)	18,026
Realized gain distributions	2,742,217	904,526	24,710
Net realized gains (losses)	2,065,772	681,987	42,736
Net change in unrealized appreciation (depreciation)	(362,298)	4,947,386	133,681
Net realized and change in unrealized gains (losses)	1,703,474	5,629,373	176,417
Net increase (decrease) in net assets from operations	$1,854,371	$7,687,364	$231,725

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F54	FG8	F53
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,184,955	$3,720	$242,085
Expenses:
Mortality and expense risk charges	(1,538,837)	(3,112)	(284,168)
Distribution and administration charges	(506,462)	(971)	(99,972)
Net investment income (loss)	139,656	(363)	(142,055)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,855,630	(11,920)	(1,538,446)
Realized gain distributions	11,683,042	20,908	3,856,572
Net realized gains (losses)	15,538,672	8,988	2,318,126
Net change in unrealized appreciation (depreciation)	7,202,452	38,793	2,835,195
Net realized and change in unrealized gains (losses)	22,741,124	47,781	5,153,321
Net increase (decrease) in net assets from operations	$22,880,780	$47,418	$5,011,266

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	FJ9	T28	FJ0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,571	$647,363	$8,028
Expenses:
Mortality and expense risk charges	(3,867)	(156,769)	(2,006)
Distribution and administration charges	(1,494)	(55,204)	(635)
Net investment income (loss)	(1,790)	435,390	5,387
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(49,509)	(283,096)	(5,902)
Realized gain distributions	63,357	-	-
Net realized gains (losses)	13,848	(283,096)	(5,902)
Net change in unrealized appreciation (depreciation)	57,431	632,479	12,705
Net realized and change in unrealized gains (losses)	71,279	349,383	6,803
Net increase (decrease) in net assets from operations	$69,489	$784,773	$12,190

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	G03	H24	H32
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$362	$21,359	$-
Expenses:
Mortality and expense risk charges	(49)	(9,246)	(11,977)
Distribution and administration charges	(20)	(3,126)	(4,190)
Net investment income (loss)	293	8,987	(16,167)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12	(22,842)	(42,335)
Realized gain distributions	1,265	-	208,439
Net realized gains (losses)	1,277	(22,842)	166,104
Net change in unrealized appreciation (depreciation)	115	60,335	64,584
Net realized and change in unrealized gains (losses)	1,392	37,493	230,688
Net increase (decrease) in net assets from operations	$1,685	$46,480	$214,521

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	V35	V13	V11
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$22,148	$412,806	$2,035,389
Expenses:
Mortality and expense risk charges	(66,461)	(308,697)	(1,097,319)
Distribution and administration charges	(23,477)	(105,099)	(350,383)
Net investment income (loss)	(67,790)	(990)	587,687
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(118,914)	(153,610)	(1,043,161)
Realized gain distributions	393,568	3,152,144	6,344,088
Net realized gains (losses)	274,654	2,998,534	5,300,927
Net change in unrealized appreciation (depreciation)	879,227	2,129,231	9,074,976
Net realized and change in unrealized gains (losses)	1,153,881	5,127,765	14,375,903
Net increase (decrease) in net assets from operations	$1,086,091	$5,126,775	$14,963,590

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	AC1	J88	J94
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$30,282	$951,868	$89,979
Expenses:
Mortality and expense risk charges	(32,068)	(494,895)	(178,379)
Distribution and administration charges	(9,766)	(155,363)	(56,006)
Net investment income (loss)	(11,552)	301,610	(144,406)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	49,241	(74,563)	451,216
Realized gain distributions	152,205	-	1,028,826
Net realized gains (losses)	201,446	(74,563)	1,480,042
Net change in unrealized appreciation (depreciation)	387,748	2,153,039	2,346,047
Net realized and change in unrealized gains (losses)	589,194	2,078,476	3,826,089
Net increase (decrease) in net assets from operations	$577,642	$2,380,086	$3,681,683

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	L11	L18	L17
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$274,876	$-	$385,355
Expenses:
Mortality and expense risk charges	(382,467)	(275,299)	(408,075)
Distribution and administration charges	(128,634)	(103,454)	(140,080)
Net investment income (loss)	(236,225)	(378,753)	(162,800)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	216,081	(491,855)	(1,603,029)
Realized gain distributions	-	1,981,410	783,134
Net realized gains (losses)	216,081	1,489,555	(819,895)
Net change in unrealized appreciation (depreciation)	4,748,459	5,293,168	6,717,165
Net realized and change in unrealized gains (losses)	4,964,540	6,782,723	5,897,270
Net increase (decrease) in net assets from operations	$4,728,315	$6,403,970	$5,734,470

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M07	M35	M31
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,081,231	$6,047,457	$-
Expenses:
Mortality and expense risk charges	(3,717,073)	(3,560,796)	(1,804,705)
Distribution and administration charges	(554,021)	(1,181,304)	(296,954)
Net investment income (loss)	2,810,137	1,305,357	(2,101,659)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,224,356	3,792,855	12,500,534
Realized gain distributions	8,060,058	7,731,866	12,699,851
Net realized gains (losses)	11,284,414	11,524,721	25,200,385
Net change in unrealized appreciation (depreciation)	38,023,976	35,380,547	21,375,801
Net realized and change in unrealized gains (losses)	49,308,390	46,905,268	46,576,186
Net increase (decrease) in net assets from operations	$52,118,527	$48,210,625	$44,474,527

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M80	MF1	M41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-
Expenses:
Mortality and expense risk charges	(254,957)	(281,497)	(314,694)
Distribution and administration charges	(93,934)	(58,531)	(110,245)
Net investment income (loss)	(348,891)	(340,028)	(424,939)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,654,338	1,027,295	939,177
Realized gain distributions	1,878,055	2,978,075	3,426,547
Net realized gains (losses)	3,532,393	4,005,370	4,365,724
Net change in unrealized appreciation (depreciation)	3,209,092	3,422,127	3,846,452
Net realized and change in unrealized gains (losses)	6,741,485	7,427,497	8,212,176
Net increase (decrease) in net assets from operations	$6,392,594	$7,087,469	$7,787,237

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M05	M42	M89
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$13,994,861
Expenses:
Mortality and expense risk charges	(614,668)	(444,962)	(5,374,543)
Distribution and administration charges	(128,845)	(165,788)	(1,703,198)
Net investment income (loss)	(743,513)	(610,750)	6,917,120
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	443,449	1,873,138	(1,294,208)
Realized gain distributions	9,132,191	6,916,160	-
Net realized gains (losses)	9,575,640	8,789,298	(1,294,208)
Net change in unrealized appreciation (depreciation)	7,809,540	3,759,741	29,519,797
Net realized and change in unrealized gains (losses)	17,385,180	12,549,039	28,225,589
Net increase (decrease) in net assets from operations	$16,641,667	$11,938,289	$35,142,709

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M82	M44	M40
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$680,489	$3,942,968	$1,838,637
Expenses:
Mortality and expense risk charges	(1,473,624)	(1,210,611)	(607,330)
Distribution and administration charges	(480,825)	(210,784)	(211,541)
Net investment income (loss)	(1,273,960)	2,521,573	1,019,766
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,179,396	(1,091,780)	972,263
Realized gain distributions	11,904,875	289,538	145,633
Net realized gains (losses)	17,084,271	(802,242)	1,117,896
Net change in unrealized appreciation (depreciation)	14,996,133	18,956,238	8,116,274
Net realized and change in unrealized gains (losses)	32,080,404	18,153,996	9,234,170
Net increase (decrease) in net assets from operations	$30,806,444	$20,675,569	$10,253,936

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M83	M08	MB6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,557,001	$1,948,381	$3,582,421
Expenses:
Mortality and expense risk charges	(2,700,578)	(1,287,156)	(2,976,851)
Distribution and administration charges	(791,580)	(443,726)	(481,940)
Net investment income (loss)	1,064,843	217,499	123,630
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,427,772	123,222	18,304,969
Realized gain distributions	9,590,957	4,681,544	18,079,163
Net realized gains (losses)	17,018,729	4,804,766	36,384,132
Net change in unrealized appreciation (depreciation)	34,673,474	20,169,467	21,892,323
Net realized and change in unrealized gains (losses)	51,692,203	24,974,233	58,276,455
Net increase (decrease) in net assets from operations	$52,757,046	$25,191,732	$58,400,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB7	MC0	MA0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$731,235	$1,869,706	$4,238,840
Expenses:
Mortality and expense risk charges	(730,696)	(598,747)	(1,478,066)
Distribution and administration charges	(275,671)	(112,268)	(467,613)
Net investment income (loss)	(275,132)	1,158,691	2,293,161
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,405,201	(289,863)	(438,794)
Realized gain distributions	4,442,609	-	-
Net realized gains (losses)	8,847,810	(289,863)	(438,794)
Net change in unrealized appreciation (depreciation)	5,301,682	5,159,392	12,285,001
Net realized and change in unrealized gains (losses)	14,149,492	4,869,529	11,846,207
Net increase (decrease) in net assets from operations	$13,874,360	$6,028,220	$14,139,368

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC2	MC1	MC3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$758,576	$213,886	$105,942
Expenses:
Mortality and expense risk charges	(1,159,126)	(480,513)	(195,394)
Distribution and administration charges	(220,757)	(171,619)	(36,372)
Net investment income (loss)	(621,307)	(438,246)	(125,824)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,728,882	1,372,566	166,340
Realized gain distributions	12,379,441	5,081,762	501,484
Net realized gains (losses)	21,108,323	6,454,328	667,824
Net change in unrealized appreciation (depreciation)	5,216,051	4,325,042	2,215,434
Net realized and change in unrealized gains (losses)	26,324,374	10,779,370	2,883,258
Net increase (decrease) in net assets from operations	$25,703,067	$10,341,124	$2,757,434

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA1	MC4	MC5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$61,696	$225,375	$16,765
Expenses:
Mortality and expense risk charges	(194,792)	(111,643)	(9,515)
Distribution and administration charges	(67,378)	(20,188)	(3,447)
Net investment income (loss)	(200,474)	93,544	3,803
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	593,324	(70,361)	1,636
Realized gain distributions	504,805	-	-
Net realized gains (losses)	1,098,129	(70,361)	1,636
Net change in unrealized appreciation (depreciation)	1,821,414	389,041	24,296
Net realized and change in unrealized gains (losses)	2,919,543	318,680	25,932
Net increase (decrease) in net assets from operations	$2,719,069	$412,224	$29,735

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC6	MC7	MC8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$252,809	$5,179	$840,614
Expenses:
Mortality and expense risk charges	(560,543)	(21,734)	(982,831)
Distribution and administration charges	(86,178)	(9,214)	(143,839)
Net investment income (loss)	(393,912)	(25,769)	(286,056)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,653,270	111,332	7,352,730
Realized gain distributions	4,855,340	208,538	6,755,725
Net realized gains (losses)	9,508,610	319,870	14,108,455
Net change in unrealized appreciation (depreciation)	4,100,002	258,452	7,052,565
Net realized and change in unrealized gains (losses)	13,608,612	578,322	21,161,020
Net increase (decrease) in net assets from operations	$13,214,700	$552,553	$20,874,964

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC9	MD0	M92
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$36,083	$1,145,228	$13,320,895
Expenses:
Mortality and expense risk charges	(57,735)	(511,688)	(6,306,231)
Distribution and administration charges	(18,290)	(79,299)	(1,988,322)
Net investment income (loss)	(39,942)	554,241	5,026,342
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	402,737	1,212,722	6,358,764
Realized gain distributions	399,263	929,091	12,018,048
Net realized gains (losses)	802,000	2,141,813	18,376,812
Net change in unrealized appreciation (depreciation)	489,821	2,378,266	38,714,473
Net realized and change in unrealized gains (losses)	1,291,821	4,520,079	57,091,285
Net increase (decrease) in net assets from operations	$1,251,879	$5,074,320	$62,117,627

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M96	MD2	MA6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,231,586	$4,070,640	$2,752,061
Expenses:
Mortality and expense risk charges	(906,769)	(1,865,231)	(600,475)
Distribution and administration charges	(162,599)	(628,463)	(105,254)
Net investment income (loss)	1,162,218	1,576,946	2,046,332
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,278,668)	(1,178,920)	(635,045)
Realized gain distributions	-	-	-
Net realized gains (losses)	(1,278,668)	(1,178,920)	(635,045)
Net change in unrealized appreciation (depreciation)	3,781,989	6,531,642	4,657,175
Net realized and change in unrealized gains (losses)	2,503,321	5,352,722	4,022,130
Net increase (decrease) in net assets from operations	$3,665,539	$6,929,668	$6,068,462

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA3	M97	MD5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,950,126	$411,680	$153,499
Expenses:
Mortality and expense risk charges	(453,357)	(420,035)	(194,345)
Distribution and administration charges	(166,339)	(84,275)	(66,173)
Net investment income (loss)	1,330,430	(92,630)	(107,019)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(472,005)	1,147,415	285,880
Realized gain distributions	-	3,689,439	1,700,991
Net realized gains (losses)	(472,005)	4,836,854	1,986,871
Net change in unrealized appreciation (depreciation)	3,452,945	3,109,153	1,655,050
Net realized and change in unrealized gains (losses)	2,980,940	7,946,007	3,641,921
Net increase (decrease) in net assets from operations	$4,311,370	$7,853,377	$3,534,902

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M98	M93	MD6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$739,811	$1,172,660	$1,812,369
Expenses:
Mortality and expense risk charges	(493,649)	(1,040,293)	(3,824,920)
Distribution and administration charges	(85,986)	(356,848)	(617,061)
Net investment income (loss)	160,176	(224,481)	(2,629,612)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,019,684	8,404,873	29,860,170
Realized gain distributions	1,214,007	2,458,206	24,212,419
Net realized gains (losses)	5,233,691	10,863,079	54,072,589
Net change in unrealized appreciation (depreciation)	3,321,340	6,894,434	47,665,760
Net realized and change in unrealized gains (losses)	8,555,031	17,757,513	101,738,349
Net increase (decrease) in net assets from operations	$8,715,207	$17,533,032	$99,108,737

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB3	MD8	MD9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$116,194	$653,153	$1,885,817
Expenses:
Mortality and expense risk charges	(412,793)	(492,008)	(1,435,340)
Distribution and administration charges	(161,809)	(75,794)	(489,532)
Net investment income (loss)	(458,408)	85,351	(39,055)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,790,692	-	-
Realized gain distributions	2,682,539	-	-
Net realized gains (losses)	5,473,231	-	-
Net change in unrealized appreciation (depreciation)	5,776,033	-	-
Net realized and change in unrealized gains (losses)	11,249,264	-	-
Net increase (decrease) in net assets from operations	$10,790,856	$85,351	$(39,055)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	ME2	ME3	MA5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$282,109	$458,594	$882,689
Expenses:
Mortality and expense risk charges	(229,453)	(482,583)	(305,021)
Distribution and administration charges	(48,884)	(171,876)	(56,829)
Net investment income (loss)	3,772	(195,865)	520,839
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	754,435	1,185,041	(90,709)
Realized gain distributions	806,986	1,595,820	-
Net realized gains (losses)	1,561,421	2,780,861	(90,709)
Net change in unrealized appreciation (depreciation)	2,914,964	6,166,935	1,947,006
Net realized and change in unrealized gains (losses)	4,476,385	8,947,796	1,856,297
Net increase (decrease) in net assets from operations	$4,480,157	$8,751,931	$2,377,136

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA7	ME4	MA2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$131,203	$-	$-
Expenses:
Mortality and expense risk charges	(47,680)	(216,134)	(18,564)
Distribution and administration charges	(16,467)	(46,219)	(7,023)
Net investment income (loss)	67,056	(262,353)	(25,587)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(16,697)	2,574,164	161,599
Realized gain distributions	-	1,828,477	174,983
Net realized gains (losses)	(16,697)	4,402,641	336,582
Net change in unrealized appreciation (depreciation)	321,429	1,059,864	136,559
Net realized and change in unrealized gains (losses)	304,732	5,462,505	473,141
Net increase (decrease) in net assets from operations	$371,788	$5,200,152	$447,554

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MF3	MF5	MF6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$250,443	$9,782,801	$64,718
Expenses:
Mortality and expense risk charges	(668,769)	(5,130,549)	(21,899)
Distribution and administration charges	(228,850)	(1,663,487)	(9,579)
Net investment income (loss)	(647,176)	2,988,765	33,240
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(760,978)	(2,044,458)	79,515
Realized gain distributions	8,750,623	20,396,022	11,386
Net realized gains (losses)	7,989,645	18,351,564	90,901
Net change in unrealized appreciation (depreciation)	4,231,927	35,726,802	265,482
Net realized and change in unrealized gains (losses)	12,221,572	54,078,366	356,383
Net increase (decrease) in net assets from operations	$11,574,396	$57,067,131	$389,623

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MF7	MF9	MG1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,441,983	$6,438,699	$1,671,391
Expenses:
Mortality and expense risk charges	(643,535)	(4,062,700)	(1,465,956)
Distribution and administration charges	(229,425)	(1,304,292)	(477,367)
Net investment income (loss)	569,023	1,071,707	(271,932)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,433,072	2,723,943	(412,851)
Realized gain distributions	278,310	30,022,100	-
Net realized gains (losses)	2,711,382	32,746,043	(412,851)
Net change in unrealized appreciation (depreciation)	7,890,371	37,179,675	8,180,523
Net realized and change in unrealized gains (losses)	10,601,753	69,925,718	7,767,672
Net increase (decrease) in net assets from operations	$11,170,776	$70,997,425	$7,495,740

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MF2	MG2	MG3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,223,853	$2,649,314	$310,503
Expenses:
Mortality and expense risk charges	(2,509,417)	(1,369,294)	(312,533)
Distribution and administration charges	(897,113)	(441,126)	(119,504)
Net investment income (loss)	1,817,323	838,894	(121,534)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,600	70,113	(536,853)
Realized gain distributions	-	-	2,045,216
Net realized gains (losses)	12,600	70,113	1,508,363
Net change in unrealized appreciation (depreciation)	4,852,171	2,583,630	4,830,956
Net realized and change in unrealized gains (losses)	4,864,771	2,653,743	6,339,319
Net increase (decrease) in net assets from operations	$6,682,094	$3,492,637	$6,217,785

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MG4	MG6	MG7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$209,785	$28,981,888	$40,585
Expenses:
Mortality and expense risk charges	(267,594)	(16,137,147)	(95,957)
Distribution and administration charges	(85,124)	(5,218,652)	(31,312)
Net investment income (loss)	(142,933)	7,626,089	(86,684)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(237,998)	18,046,923	(258,308)
Realized gain distributions	1,813,187	89,967,222	1,203,634
Net realized gains (losses)	1,575,189	108,014,145	945,326
Net change in unrealized appreciation (depreciation)	4,031,740	121,640,903	1,230,783
Net realized and change in unrealized gains (losses)	5,606,929	229,655,048	2,176,109
Net increase (decrease) in net assets from operations	$5,463,996	$237,281,137	$2,089,425

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	V44	V43	O19
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-
Expenses:
Mortality and expense risk charges	(143,600)	(94,933)	(170,103)
Distribution and administration charges	(47,842)	(30,536)	(68,729)
Net investment income (loss)	(191,442)	(125,469)	(238,832)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	380,081	697,441	(105,251)
Realized gain distributions	657,213	1,055,600	1,369,098
Net realized gains (losses)	1,037,294	1,753,041	1,263,847
Net change in unrealized appreciation (depreciation)	1,960,842	789,341	2,926,219
Net realized and change in unrealized gains (losses)	2,998,136	2,542,382	4,190,066
Net increase (decrease) in net assets from operations	$2,806,694	$2,416,913	$3,951,234

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	O23	O20	O21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$218,641	$97,675	$1,252,671
Expenses:
Mortality and expense risk charges	(136,686)	(193,820)	(1,948,634)
Distribution and administration charges	(41,190)	(67,741)	(720,533)
Net investment income (loss)	40,765	(163,886)	(1,416,496)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	278,353	247,083	8,338,429
Realized gain distributions	175,774	2,205,847	24,849,733
Net realized gains (losses)	454,127	2,452,930	33,188,162
Net change in unrealized appreciation (depreciation)	1,036,159	1,782,214	7,743,862
Net realized and change in unrealized gains (losses)	1,490,286	4,235,144	40,932,024
Net increase (decrease) in net assets from operations	$1,531,051	$4,071,258	$39,515,528

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	O04	PH2	P08
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$5,661	$491,035
Expenses:
Mortality and expense risk charges	(58,468)	(4,862)	(210,955)
Distribution and administration charges	(24,374)	(1,300)	(72,699)
Net investment income (loss)	(82,842)	(501)	207,381
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(66,782)	(19,837)	(78,054)
Realized gain distributions	450,053	-	-
Net realized gains (losses)	383,271	(19,837)	(78,054)
Net change in unrealized appreciation (depreciation)	712,934	106,721	1,472,575
Net realized and change in unrealized gains (losses)	1,096,205	86,884	1,394,521
Net increase (decrease) in net assets from operations	$1,013,363	$86,383	$1,601,902

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PC0	P70	P10
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$422,029	$10,846	$1,036,804
Expenses:
Mortality and expense risk charges	(182,964)	(2,910)	(287,981)
Distribution and administration charges	(58,384)	(1,085)	(96,064)
Net investment income (loss)	180,681	6,851	652,759
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(169,165)	(28,719)	(1,800,207)
Realized gain distributions	-	-	-
Net realized gains (losses)	(169,165)	(28,719)	(1,800,207)
Net change in unrealized appreciation (depreciation)	1,456,580	47,589	3,255,539
Net realized and change in unrealized gains (losses)	1,287,415	18,870	1,455,332
Net increase (decrease) in net assets from operations	$1,468,096	$25,721	$2,108,091

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PK8	P20	PD6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$352,072	$11,566	$7,963,414
Expenses:
Mortality and expense risk charges	(97,030)	(3,088)	(4,715,103)
Distribution and administration charges	(35,050)	(1,179)	(1,494,404)
Net investment income (loss)	219,992	7,299	1,753,907
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(87,696)	(18,985)	(3,091,629)
Realized gain distributions	-	-	-
Net realized gains (losses)	(87,696)	(18,985)	(3,091,629)
Net change in unrealized appreciation (depreciation)	827,881	48,575	55,980,825
Net realized and change in unrealized gains (losses)	740,185	29,590	52,889,196
Net increase (decrease) in net assets from operations	$960,177	$36,889	$54,643,103

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	P06	P07	P68
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$554,384	$4,142,192	$28
Expenses:
Mortality and expense risk charges	(423,060)	(1,745,987)	(8)
Distribution and administration charges	(144,433)	(605,442)	(3)
Net investment income (loss)	(13,109)	1,790,763	17
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(725,895)	(1,382,694)	(6)
Realized gain distributions	-	-	-
Net realized gains (losses)	(725,895)	(1,382,694)	(6)
Net change in unrealized appreciation (depreciation)	2,901,183	8,406,563	(25)
Net realized and change in unrealized gains (losses)	2,175,288	7,023,869	(31)
Net increase (decrease) in net assets from operations	$2,162,179	$8,814,632	$(14)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PI3	P72	P95
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$274,142	$-
Expenses:
Mortality and expense risk charges	(186,121)	(165,667)	(18)
Distribution and administration charges	(58,708)	(55,865)	(7)
Net investment income (loss)	(244,829)	52,610	(25)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(88,411)	313,106	-
Realized gain distributions	-	1,171,568	-
Net realized gains (losses)	(88,411)	1,484,674	-
Net change in unrealized appreciation (depreciation)	990,098	1,746,855	111
Net realized and change in unrealized gains (losses)	901,687	3,231,529	111
Net increase (decrease) in net assets from operations	$656,858	$3,284,139	$86

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	P79	W41	W42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$191	$94
Expenses:
Mortality and expense risk charges	(58)	(3,289)	(477)
Distribution and administration charges	(23)	(986)	(155)
Net investment income (loss)	(81)	(4,084)	(538)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	29	(13,575)	(799)
Realized gain distributions	-	34,972	6,353
Net realized gains (losses)	29	21,397	5,554
Net change in unrealized appreciation (depreciation)	1,919	42,687	4,003
Net realized and change in unrealized gains (losses)	1,948	64,084	9,557
Net increase (decrease) in net assets from operations	$1,867	$60,000	$9,019

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AL1 Sub-Account		AO5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$258,275	$2,404	$136,198	$(9,555)
Net realized gains (losses)	3,398,243	1,915,154	1,821,117	2,636,100
Net change in unrealized appreciation/(depreciation)	2,188,551	(5,255,416)	7,340,627	(10,100,798)
Increase (decrease) in net assets from operations	5,845,069	(3,337,858)	9,297,942	(7,474,253)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	634,100	394,253	506,046	417,148
Transfers between Sub-Accounts
(including the Fixed Account), net	(656,419)	(1,084,323)	(727,344)	912,942
Withdrawals, surrenders, annuitizations
and contract charges	(5,869,993)	(7,819,516)	(10,597,645)	(13,996,121)
Net accumulation activity	(5,892,312)	(8,509,586)	(10,818,943)	(12,666,031)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(5,892,312)	(8,509,586)	(10,818,943)	(12,666,031)
Total increase (decrease) in net assets	(47,243)	(11,847,444)	(1,521,001)	(20,140,284)
Net assets at beginning of year	37,903,067	49,750,511	73,598,916	93,739,200
Net assets at end of year	$37,855,824	$37,903,067	$72,077,915	$73,598,916

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AM2 Sub-Account		A98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(60,337)	$(61,511)	$(244,132)	$(195,268)
Net realized gains (losses)	260,074	200,642	389,132	1,740,925
Net change in unrealized appreciation/(depreciation)	787,565	(1,113,581)	3,647,301	(9,685,602)
Increase (decrease) in net assets from operations	987,302	(974,450)	3,792,301	(8,139,945)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,456	3,627	473,057	533,024
Transfers between Sub-Accounts
(including the Fixed Account), net	(379,632)	643,064	505,607	4,899,754
Withdrawals, surrenders, annuitizations
and contract charges	(583,324)	(694,194)	(4,220,643)	(6,141,657)
Net accumulation activity	(958,500)	(47,503)	(3,241,979)	(708,879)
Annuitization Activity:
Annuitizations	-	-	-	149,843
Annuity payments and contract charges	-	-	(13,804)	(16,768)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	26	(56)
Net annuitization activity	-	-	(13,778)	133,019
Net increase (decrease) from contract owner transactions	(958,500)	(47,503)	(3,255,757)	(575,860)
Total increase (decrease) in net assets	28,802	(1,021,953)	536,544	(8,715,805)
Net assets at beginning of year	4,303,059	5,325,012	26,841,883	35,557,688
Net assets at end of year	$4,331,861	$4,303,059	$27,378,427	$26,841,883

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AC4 Sub-Account		A74 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(312)	$-	$(168,758)	$(187,386)
Net realized gains (losses)	5,420	-	1,169,478	1,171,525
Net change in unrealized appreciation/(depreciation)	684	-	968,916	(3,063,412)
Increase (decrease) in net assets from operations	5,792	-	1,969,636	(2,079,273)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	71,502	-	198,126	104,597
Transfers between Sub-Accounts
(including the Fixed Account), net	13,263	-	464,916	1,581,249
Withdrawals, surrenders, annuitizations
and contract charges	(236)	-	(1,255,034)	(1,791,077)
Net accumulation activity	84,529	-	(591,992)	(105,231)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(1,692)	(3,683)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	281	2,325
Net annuitization activity	-	-	(1,411)	(1,358)
Net increase (decrease) from contract owner transactions	84,529	-	(593,403)	(106,589)
Total increase (decrease) in net assets	90,321	-	1,376,233	(2,185,862)
Net assets at beginning of year	-	-	11,122,134	13,307,996
Net assets at end of year	$90,321	$-	$12,498,367	$11,122,134

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AP0 Sub-Account		AQ1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(7)	$-	$35	$-
Net realized gains (losses)	562	-	3	-
Net change in unrealized appreciation/(depreciation)	9,414	-	110	-
Increase (decrease) in net assets from operations	9,969	-	148	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	105,899	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	4,357	-	6,961	-
Withdrawals, surrenders, annuitizations
and contract charges	(349)	-	-	-
Net accumulation activity	109,907	-	6,961	-
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	109,907	-	6,961	-
Total increase (decrease) in net assets	119,876	-	7,109	-
Net assets at beginning of year	-	-	-	-
Net assets at end of year	$119,876	$-	$7,109	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AS3 Sub-Account		AQ3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,090	$-	$9	$-
Net realized gains (losses)	181	-	8	-
Net change in unrealized appreciation/(depreciation)	4,019	-	307	-
Increase (decrease) in net assets from operations	5,290	-	324	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	95,000	-	3,500	-
Transfers between Sub-Accounts
(including the Fixed Account), net	13,889	-	(97)	-
Withdrawals, surrenders, annuitizations
and contract charges	-	-	(12)	-
Net accumulation activity	108,889	-	3,391	-
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	108,889	-	3,391	-
Total increase (decrease) in net assets	114,179	-	3,715	-
Net assets at beginning of year	-	-	-	-
Net assets at end of year	$114,179	$-	$3,715	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	B18 Sub-Account		L33 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,651,342)	$(3,767,490)	$(65)	$-
Net realized gains (losses)	15,397,342	22,166,279	210	-
Net change in unrealized appreciation/(depreciation)	44,387,747	(58,588,910)	2,167	-
Increase (decrease) in net assets from operations	58,133,747	(40,190,121)	2,312	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,725,606	2,896,346	25,595	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(9,728,137)	(2,313,350)	(144)	-
Withdrawals, surrenders, annuitizations
and contract charges	(51,694,414)	(66,821,548)	(138)	-
Net accumulation activity	(57,696,945)	(66,238,552)	25,313	-
Annuitization Activity:
Annuitizations	23,549	-	-	-
Annuity payments and contract charges	(13,508)	(10,484)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	10,066	(13,268)	-	-
Net annuitization activity	20,107	(23,752)	-	-
Net increase (decrease) from contract owner transactions	(57,676,838)	(66,262,304)	25,313	-
Total increase (decrease) in net assets	456,909	(106,452,425)	27,625	-
Net assets at beginning of year	390,316,328	496,768,753	-	-
Net assets at end of year	$390,773,237	$390,316,328	$27,625	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C71 Sub-Account		C59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(284)	$(379)	$(971)	$(824)
Net realized gains (losses)	1,266	5,535	2,801	3,850
Net change in unrealized appreciation/(depreciation)	2,515	(9,528)	14,041	(4,782)
Increase (decrease) in net assets from operations	3,497	(4,372)	15,871	(1,756)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	7,917	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	100	(143)	10,574	(1,658)
Withdrawals, surrenders, annuitizations
and contract charges	(875)	(20,429)	(2,207)	(9,260)
Net accumulation activity	(775)	(12,655)	8,367	(10,918)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(775)	(12,655)	8,367	(10,918)
Total increase (decrease) in net assets	2,722	(17,027)	24,238	(12,674)
Net assets at beginning of year	18,507	35,534	41,354	54,028
Net assets at end of year	$21,229	$18,507	$65,592	$41,354

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C60 Sub-Account		C89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(947,184)	$(1,070,789)	$(2,738)	$(1,696)
Net realized gains (losses)	5,523,482	5,693,760	755	12,259
Net change in unrealized appreciation/(depreciation)	11,405,519	(6,709,814)	36,444	(18,210)
Increase (decrease) in net assets from operations	15,981,817	(2,086,843)	34,461	(7,647)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	673,488	827,342	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,722,438)	(2,482,113)	18,106	59,575
Withdrawals, surrenders, annuitizations
and contract charges	(9,223,283)	(11,109,467)	(5,855)	(4,088)
Net accumulation activity	(13,272,233)	(12,764,238)	12,251	55,487
Annuitization Activity:
Annuitizations	29,104	222,363	-	-
Annuity payments and contract charges	(30,229)	(23,985)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,722)	769	-	-
Net annuitization activity	(2,847)	199,147	-	-
Net increase (decrease) from contract owner transactions	(13,275,080)	(12,565,091)	12,251	55,487
Total increase (decrease) in net assets	2,706,737	(14,651,934)	46,712	47,840
Net assets at beginning of year	52,539,863	67,191,797	107,634	59,794
Net assets at end of year	$55,246,600	$52,539,863	$154,346	$107,634

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C90 Sub-Account		C58 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(287,360)	$(316,281)	$5,255	$46,628
Net realized gains (losses)	1,871,889	1,850,963	724,451	156,167
Net change in unrealized appreciation/(depreciation)	2,765,257	(2,073,444)	261,230	(1,206,332)
Increase (decrease) in net assets from operations	4,349,786	(538,762)	990,936	(1,003,537)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	256,324	453,992	87,849	216,779
Transfers between Sub-Accounts
(including the Fixed Account), net	(916,072)	(253,613)	(220,746)	453,173
Withdrawals, surrenders, annuitizations
and contract charges	(3,037,734)	(3,878,020)	(821,832)	(937,360)
Net accumulation activity	(3,697,482)	(3,677,641)	(954,729)	(267,408)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(4,120)	4,736	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	956	(14,183)	-	-
Net annuitization activity	(3,164)	(9,447)	-	-
Net increase (decrease) from contract owner transactions	(3,700,646)	(3,687,088)	(954,729)	(267,408)
Total increase (decrease) in net assets	649,140	(4,225,850)	36,207	(1,270,945)
Net assets at beginning of year	15,948,283	20,174,133	4,605,013	5,875,958
Net assets at end of year	$16,597,423	$15,948,283	$4,641,220	$4,605,013

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C91 Sub-Account		FD7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(181)	$-	$(84,538)	$(382,020)
Net realized gains (losses)	299	-	6,955,620	7,880,821
Net change in unrealized appreciation/(depreciation)	2,852	-	13,264,132	(13,129,382)
Increase (decrease) in net assets from operations	2,970	-	20,135,214	(5,630,581)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	27,143	-	734,476	434,228
Transfers between Sub-Accounts
(including the Fixed Account), net	6,265	-	2,719,256	9,691,693
Withdrawals, surrenders, annuitizations
and contract charges	(162)	-	(14,743,854)	(20,723,390)
Net accumulation activity	33,246	-	(11,290,122)	(10,597,469)
Annuitization Activity:
Annuitizations	-	-	-	187,516
Annuity payments and contract charges	-	-	(89)	(192,435)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	36	(4,065)
Net annuitization activity	-	-	(53)	(8,984)
Net increase (decrease) from contract owner transactions	33,246	-	(11,290,175)	(10,606,453)
Total increase (decrease) in net assets	36,216	-	8,845,039	(16,237,034)
Net assets at beginning of year	-	-	93,952,498	110,189,532
Net assets at end of year	$36,216	$-	$102,797,537	$93,952,498

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F24 Sub-Account		F88 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(2,052,839)	$(1,953,233)	$(1,669)	$(11,391)
Net realized gains (losses)	20,562,445	27,652,052	138,362	117,206
Net change in unrealized appreciation/(depreciation)	17,701,255	(35,950,898)	178,241	(261,342)
Increase (decrease) in net assets from operations	36,210,861	(10,252,079)	314,934	(155,527)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,379,979	1,708,942	3	1,601
Transfers between Sub-Accounts
(including the Fixed Account), net	(8,403,283)	(2,503,995)	212,399	89,345
Withdrawals, surrenders, annuitizations
and contract charges	(20,351,932)	(30,116,013)	(646,449)	(421,565)
Net accumulation activity	(27,375,236)	(30,911,066)	(434,047)	(330,619)
Annuitization Activity:
Annuitizations	72,677	-	-	-
Annuity payments and contract charges	(23,376)	(16,514)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	18,523	(9,293)	-	-
Net annuitization activity	67,824	(25,807)	-	-
Net increase (decrease) from contract owner transactions	(27,307,412)	(30,936,873)	(434,047)	(330,619)
Total increase (decrease) in net assets	8,903,449	(41,188,952)	(119,113)	(486,146)
Net assets at beginning of year	133,455,014	174,643,966	2,352,321	2,838,467
Net assets at end of year	$142,358,463	$133,455,014	$2,233,208	$2,352,321

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FB9 Sub-Account		F15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$8,579	$(50,984)	$19,515	$(95,412)
Net realized gains (losses)	1,070,119	932,416	1,578,724	1,749,406
Net change in unrealized appreciation/(depreciation)	669,304	(1,756,402)	1,527,161	(3,220,009)
Increase (decrease) in net assets from operations	1,748,002	(874,970)	3,125,400	(1,566,015)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	423,578	49,886	91,612	91,187
Transfers between Sub-Accounts
(including the Fixed Account), net	640,884	387,533	(13,515)	235,770
Withdrawals, surrenders, annuitizations
and contract charges	(2,351,876)	(2,255,879)	(2,368,849)	(3,647,535)
Net accumulation activity	(1,287,414)	(1,818,460)	(2,290,752)	(3,320,578)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,287,414)	(1,818,460)	(2,290,752)	(3,320,578)
Total increase (decrease) in net assets	460,588	(2,693,430)	834,648	(4,886,593)
Net assets at beginning of year	11,440,547	14,133,977	18,320,292	23,206,885
Net assets at end of year	$11,901,135	$11,440,547	$19,154,940	$18,320,292

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F41 Sub-Account		FE3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(793,591)	$(1,173,636)	$(2,995,279)	$1,201,147
Net realized gains (losses)	6,754,658	10,675,021	2,123,375	12,481,080
Net change in unrealized appreciation/(depreciation)	9,323,427	(22,903,360)	33,329,453	(45,025,288)
Increase (decrease) in net assets from operations	15,284,494	(13,401,975)	32,457,549	(31,343,061)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,041,115	1,047,954	2,049,780	2,284,518
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,247,656)	2,823,647	(5,245,049)	8,658,751
Withdrawals, surrenders, annuitizations
and contract charges	(14,494,177)	(16,887,452)	(32,806,123)	(42,602,901)
Net accumulation activity	(14,700,718)	(13,015,851)	(36,001,392)	(31,659,632)
Annuitization Activity:
Annuitizations	64,694	16,490	92,008	-
Annuity payments and contract charges	(14,854)	(10,320)	(14,461)	(8,321)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	436	1,136	398	336
Net annuitization activity	50,276	7,306	77,945	(7,985)
Net increase (decrease) from contract owner transactions	(14,650,442)	(13,008,545)	(35,923,447)	(31,667,617)
Total increase (decrease) in net assets	634,052	(26,410,520)	(3,465,898)	(63,010,678)
Net assets at beginning of year	76,689,077	103,099,597	223,656,663	286,667,341
Net assets at end of year	$77,323,129	$76,689,077	$220,190,765	$223,656,663

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	T21 Sub-Account		T20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(148,702)	$(200,711)	$2,242	$775,164
Net realized gains (losses)	739,656	170,496	(438,822)	2,699,112
Net change in unrealized appreciation/(depreciation)	3,955,027	(4,161,988)	8,345,887	(19,157,107)
Increase (decrease) in net assets from operations	4,545,981	(4,192,203)	7,909,307	(15,682,831)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	298,669	487,990	1,178,503	1,873,510
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,025,610)	2,102,873	3,369,456	6,558,623
Withdrawals, surrenders, annuitizations
and contract charges	(3,596,228)	(3,903,559)	(12,423,697)	(15,108,371)
Net accumulation activity	(4,323,169)	(1,312,696)	(7,875,738)	(6,676,238)
Annuitization Activity:
Annuitizations	11,215	7,148	104,714	43,793
Annuity payments and contract charges	(3,961)	(3,948)	(22,863)	(12,748)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	383	440	2,407	(27,867)
Net annuitization activity	7,637	3,640	84,258	3,178
Net increase (decrease) from contract owner transactions	(4,315,532)	(1,309,056)	(7,791,480)	(6,673,060)
Total increase (decrease) in net assets	230,449	(5,501,259)	117,827	(22,355,891)
Net assets at beginning of year	20,434,049	25,935,308	77,842,413	100,198,304
Net assets at end of year	$20,664,498	$20,434,049	$77,960,240	$77,842,413

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FE6 Sub-Account		T59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$496,591	$399,577	$219,033	$(96,658)
Net realized gains (losses)	1,650,573	821,758	(34,844)	(85,699)
Net change in unrealized appreciation/(depreciation)	2,127,360	(4,390,100)	(164,682)	182,229
Increase (decrease) in net assets from operations	4,274,524	(3,168,765)	19,507	(128)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	136,134	147,241	4,145	54,279
Transfers between Sub-Accounts
(including the Fixed Account), net	(164,358)	133,648	138,537	199,573
Withdrawals, surrenders, annuitizations
and contract charges	(2,893,088)	(6,012,819)	(617,690)	(751,110)
Net accumulation activity	(2,921,312)	(5,731,930)	(475,008)	(497,258)
Annuitization Activity:
Annuitizations	-	-	6,742	-
Annuity payments and contract charges	-	-	(1,386)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	540	-
Net annuitization activity	-	-	5,896	-
Net increase (decrease) from contract owner transactions	(2,921,312)	(5,731,930)	(469,112)	(497,258)
Total increase (decrease) in net assets	1,353,212	(8,900,695)	(449,605)	(497,386)
Net assets at beginning of year	24,844,546	33,745,241	4,917,758	5,415,144
Net assets at end of year	$26,197,758	$24,844,546	$4,468,153	$4,917,758

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F56 Sub-Account		F59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$150,897	$46,812	$2,057,991	$2,213,553
Net realized gains (losses)	2,065,772	2,270,011	681,987	737,887
Net change in unrealized appreciation/(depreciation)	(362,298)	(5,135,476)	4,947,386	(6,588,791)
Increase (decrease) in net assets from operations	1,854,371	(2,818,653)	7,687,364	(3,637,351)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	305,174	192,920	489,312	2,366,565
Transfers between Sub-Accounts
(including the Fixed Account), net	395,311	799,010	169,971	(3,524,898)
Withdrawals, surrenders, annuitizations
and contract charges	(2,834,265)	(3,059,834)	(10,178,274)	(14,603,187)
Net accumulation activity	(2,133,780)	(2,067,904)	(9,518,991)	(15,761,520)
Annuitization Activity:
Annuitizations	-	-	9,218	-
Annuity payments and contract charges	(4,606)	(8,184)	(3,285)	(8,550)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	115	601	856	(891)
Net annuitization activity	(4,491)	(7,583)	6,789	(9,441)
Net increase (decrease) from contract owner transactions	(2,138,271)	(2,075,487)	(9,512,202)	(15,770,961)
Total increase (decrease) in net assets	(283,900)	(4,894,140)	(1,824,838)	(19,408,312)
Net assets at beginning of year	14,774,999	19,669,139	57,532,026	76,940,338
Net assets at end of year	$14,491,099	$14,774,999	$55,707,188	$57,532,026

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FF0 Sub-Account		F54 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$55,308	$64,252	$139,656	$863,289
Net realized gains (losses)	42,736	14,293	15,538,672	12,661,277
Net change in unrealized appreciation/(depreciation)	133,681	(191,268)	7,202,452	(27,408,877)
Increase (decrease) in net assets from operations	231,725	(112,723)	22,880,780	(13,884,311)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	14,259	31,589	1,529,139	2,037,336
Transfers between Sub-Accounts
(including the Fixed Account), net	(84,945)	(38,171)	(2,608,790)	414,156
Withdrawals, surrenders, annuitizations
and contract charges	(426,662)	(377,583)	(18,783,857)	(24,997,384)
Net accumulation activity	(497,348)	(384,165)	(19,863,508)	(22,545,892)
Annuitization Activity:
Annuitizations	-	-	92,633	19,811
Annuity payments and contract charges	-	-	(16,051)	(12,377)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	1,415	711
Net annuitization activity	-	-	77,997	8,145
Net increase (decrease) from contract owner transactions	(497,348)	(384,165)	(19,785,511)	(22,537,747)
Total increase (decrease) in net assets	(265,623)	(496,888)	3,095,269	(36,422,058)
Net assets at beginning of year	1,804,932	2,301,820	118,801,510	155,223,568
Net assets at end of year	$1,539,309	$1,804,932	$121,896,779	$118,801,510

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FG8 Sub-Account		F53 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(363)	$2,108	$(142,055)	$(212,968)
Net realized gains (losses)	8,988	10,894	2,318,126	2,838,431
Net change in unrealized appreciation/(depreciation)	38,793	(44,154)	2,835,195	(6,142,082)
Increase (decrease) in net assets from operations	47,418	(31,152)	5,011,266	(3,516,619)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	5,398	598,035	409,382
Transfers between Sub-Accounts
(including the Fixed Account), net	(67,315)	6,227	(1,439,022)	(696,277)
Withdrawals, surrenders, annuitizations
and contract charges	(30,365)	(18,109)	(3,926,163)	(5,132,066)
Net accumulation activity	(97,680)	(6,484)	(4,767,150)	(5,418,961)
Annuitization Activity:
Annuitizations	-	-	6,512	48,554
Annuity payments and contract charges	-	-	(1,438)	(49,808)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	269	(1,025)
Net annuitization activity	-	-	5,343	(2,279)
Net increase (decrease) from contract owner transactions	(97,680)	(6,484)	(4,761,807)	(5,421,240)
Total increase (decrease) in net assets	(50,262)	(37,636)	249,459	(8,937,859)
Net assets at beginning of year	274,591	312,227	22,434,949	31,372,808
Net assets at end of year	$224,329	$274,591	$22,684,408	$22,434,949

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FJ9 Sub-Account		T28 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,790)	$(5,855)	$435,390	$160,235
Net realized gains (losses)	13,848	85,420	(283,096)	(628,160)
Net change in unrealized appreciation/(depreciation)	57,431	(156,357)	632,479	(89,982)
Increase (decrease) in net assets from operations	69,489	(76,792)	784,773	(557,907)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	10,843	317,185	359,177
Transfers between Sub-Accounts
(including the Fixed Account), net	(36,102)	(366,445)	889,681	(256,442)
Withdrawals, surrenders, annuitizations
and contract charges	(172,157)	(66,679)	(2,420,381)	(3,186,450)
Net accumulation activity	(208,259)	(422,281)	(1,213,515)	(3,083,715)
Annuitization Activity:
Annuitizations	-	-	7,102	-
Annuity payments and contract charges	-	-	(1,478)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	593	-
Net annuitization activity	-	-	6,217	-
Net increase (decrease) from contract owner transactions	(208,259)	(422,281)	(1,207,298)	(3,083,715)
Total increase (decrease) in net assets	(138,770)	(499,073)	(422,525)	(3,641,622)
Net assets at beginning of year	400,380	899,453	12,748,164	16,389,786
Net assets at end of year	$261,610	$400,380	$12,325,639	$12,748,164

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FJ0 Sub-Account		G03 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$5,387	$2,408	$293	$-
Net realized gains (losses)	(5,902)	(7,101)	1,277	-
Net change in unrealized appreciation/(depreciation)	12,705	(4,754)	115	-
Increase (decrease) in net assets from operations	12,190	(9,447)	1,685	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	12,856	10,513	35,000	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(7,890)	(425)	(117)	-
Withdrawals, surrenders, annuitizations
and contract charges	(81,874)	(54,362)	(30)	-
Net accumulation activity	(76,908)	(44,274)	34,853	-
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(76,908)	(44,274)	34,853	-
Total increase (decrease) in net assets	(64,718)	(53,721)	36,538	-
Net assets at beginning of year	220,573	274,294	-	-
Net assets at end of year	$155,855	$220,573	$36,538	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	H24 Sub-Account		H32 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$8,987	$22,361	$(16,167)	$(11,047)
Net realized gains (losses)	(22,842)	(28,225)	166,104	(76,028)
Net change in unrealized appreciation/(depreciation)	60,335	(52,687)	64,584	24,748
Increase (decrease) in net assets from operations	46,480	(58,551)	214,521	(62,327)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	9,175	15,963	2,939
Transfers between Sub-Accounts
(including the Fixed Account), net	44,656	(47,101)	(69,240)	(39,531)
Withdrawals, surrenders, annuitizations
and contract charges	(166,443)	(317,234)	(175,512)	(377,501)
Net accumulation activity	(121,787)	(355,160)	(228,789)	(414,093)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(121,787)	(355,160)	(228,789)	(414,093)
Total increase (decrease) in net assets	(75,307)	(413,711)	(14,268)	(476,420)
Net assets at beginning of year	858,394	1,272,105	1,054,406	1,530,826
Net assets at end of year	$783,087	$858,394	$1,040,138	$1,054,406

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V35 Sub-Account		V13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(67,790)	$(96,057)	$(990)	$(88,942)
Net realized gains (losses)	274,654	984,566	2,998,534	3,729,770
Net change in unrealized appreciation/(depreciation)	879,227	(1,608,992)	2,129,231	(7,155,135)
Increase (decrease) in net assets from operations	1,086,091	(720,483)	5,126,775	(3,514,307)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	67,510	186,370	294,127	556,149
Transfers between Sub-Accounts
(including the Fixed Account), net	39,910	(256,641)	(1,186,324)	576,958
Withdrawals, surrenders, annuitizations
and contract charges	(860,092)	(1,753,720)	(2,842,232)	(5,644,991)
Net accumulation activity	(752,672)	(1,823,991)	(3,734,429)	(4,511,884)
Annuitization Activity:
Annuitizations	4,213	-	7,688	-
Annuity payments and contract charges	(262)	-	(1,627)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	108	-	(2)	-
Net annuitization activity	4,059	-	6,059	-
Net increase (decrease) from contract owner transactions	(748,613)	(1,823,991)	(3,728,370)	(4,511,884)
Total increase (decrease) in net assets	337,478	(2,544,474)	1,398,405	(8,026,191)
Net assets at beginning of year	5,050,033	7,594,507	23,624,426	31,650,617
Net assets at end of year	$5,387,511	$5,050,033	$25,022,831	$23,624,426

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V11 Sub-Account		AC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$587,687	$309,880	$(11,552)	$2,113
Net realized gains (losses)	5,300,927	4,794,963	201,446	54,881
Net change in unrealized appreciation/(depreciation)	9,074,976	(15,984,727)	387,748	(546,550)
Increase (decrease) in net assets from operations	14,963,590	(10,879,884)	577,642	(489,556)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	575,447	576,476	73,422	10,272
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,897,632)	3,414,361	(123,396)	280,890
Withdrawals, surrenders, annuitizations
and contract charges	(11,089,887)	(17,872,826)	(580,329)	(391,264)
Net accumulation activity	(13,412,072)	(13,881,989)	(630,303)	(100,102)
Annuitization Activity:
Annuitizations	86,152	183,846	7,878	-
Annuity payments and contract charges	(16,375)	(185,906)	(1,723)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(9,742)	(4,052)	(2)	-
Net annuitization activity	60,035	(6,112)	6,153	-
Net increase (decrease) from contract owner transactions	(13,352,037)	(13,888,101)	(624,150)	(100,102)
Total increase (decrease) in net assets	1,611,553	(24,767,985)	(46,508)	(589,658)
Net assets at beginning of year	87,367,855	112,135,840	2,426,299	3,015,957
Net assets at end of year	$88,979,408	$87,367,855	$2,379,791	$2,426,299

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	J88 Sub-Account		J94 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$301,610	$281,347	$(144,406)	$(141,309)
Net realized gains (losses)	(74,563)	(534,025)	1,480,042	2,339,575
Net change in unrealized appreciation/(depreciation)	2,153,039	(630,145)	2,346,047	(3,296,149)
Increase (decrease) in net assets from operations	2,380,086	(882,823)	3,681,683	(1,097,883)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	391,144	430,685	102,406	130,736
Transfers between Sub-Accounts
(including the Fixed Account), net	4,179,157	(1,357,430)	792,039	2,110,498
Withdrawals, surrenders, annuitizations
and contract charges	(4,728,268)	(6,724,265)	(1,690,614)	(2,018,163)
Net accumulation activity	(157,967)	(7,651,010)	(796,169)	223,071
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(157,967)	(7,651,010)	(796,169)	223,071
Total increase (decrease) in net assets	2,222,119	(8,533,833)	2,885,514	(874,812)
Net assets at beginning of year	38,269,637	46,803,470	12,883,908	13,758,720
Net assets at end of year	$40,491,756	$38,269,637	$15,769,422	$12,883,908

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	L11 Sub-Account		L18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(236,225)	$73,774	$(378,753)	$(415,484)
Net realized gains (losses)	216,081	525,683	1,489,555	4,957,030
Net change in unrealized appreciation/(depreciation)	4,748,459	(8,004,741)	5,293,168	(5,235,369)
Increase (decrease) in net assets from operations	4,728,315	(7,405,284)	6,403,970	(693,823)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	301,330	265,243	351,627	327,111
Transfers between Sub-Accounts
(including the Fixed Account), net	(48,660)	3,466,802	(1,856,636)	(1,355,272)
Withdrawals, surrenders, annuitizations
and contract charges	(4,518,715)	(5,855,814)	(3,518,361)	(4,046,915)
Net accumulation activity	(4,266,045)	(2,123,769)	(5,023,370)	(5,075,076)
Annuitization Activity:
Annuitizations	-	44,912	20,405	756
Annuity payments and contract charges	(4,423)	(5,224)	(3,909)	(671)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	73	(13)	1,172	(12,636)
Net annuitization activity	(4,350)	39,675	17,668	(12,551)
Net increase (decrease) from contract owner transactions	(4,270,395)	(2,084,094)	(5,005,702)	(5,087,627)
Total increase (decrease) in net assets	457,920	(9,489,378)	1,398,268	(5,781,450)
Net assets at beginning of year	30,828,463	40,317,841	20,439,006	26,220,456
Net assets at end of year	$31,286,383	$30,828,463	$21,837,274	$20,439,006

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	L17 Sub-Account		M07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(162,800)	$(105,021)	$2,810,137	$2,496,902
Net realized gains (losses)	(819,895)	4,359,965	11,284,414	18,659,635
Net change in unrealized appreciation/(depreciation)	6,717,165	(7,615,817)	38,023,976	(43,683,554)
Increase (decrease) in net assets from operations	5,734,470	(3,360,873)	52,118,527	(22,527,017)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	591,927	401,780	6,508,994	4,658,650
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,537,767)	(825,257)	4,016	(1,892,802)
Withdrawals, surrenders, annuitizations
and contract charges	(4,404,020)	(5,372,407)	(41,350,526)	(47,828,508)
Net accumulation activity	(5,349,860)	(5,795,884)	(34,837,516)	(45,062,660)
Annuitization Activity:
Annuitizations	-	-	551,723	1,193,472
Annuity payments and contract charges	(457)	(457)	(626,069)	(645,805)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	60	10	(144,403)	(263,368)
Net annuitization activity	(397)	(447)	(218,749)	284,299
Net increase (decrease) from contract owner transactions	(5,350,257)	(5,796,331)	(35,056,265)	(44,778,361)
Total increase (decrease) in net assets	384,213	(9,157,204)	17,062,262	(67,305,378)
Net assets at beginning of year	31,371,127	40,528,331	291,492,108	358,797,486
Net assets at end of year	$31,755,340	$31,371,127	$308,554,370	$291,492,108

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M35 Sub-Account		M31 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,305,357	$935,991	$(2,101,659)	$(1,972,854)
Net realized gains (losses)	11,524,721	19,502,817	25,200,385	19,916,126
Net change in unrealized appreciation/(depreciation)	35,380,547	(44,075,970)	21,375,801	(15,099,024)
Increase (decrease) in net assets from operations	48,210,625	(23,637,162)	44,474,527	2,844,248
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,902,336	5,173,630	2,758,299	2,540,163
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,124,405)	(4,124,441)	(2,446,975)	(231,012)
Withdrawals, surrenders, annuitizations
and contract charges	(47,584,143)	(57,829,987)	(20,744,131)	(17,340,837)
Net accumulation activity	(43,806,212)	(56,780,798)	(20,432,807)	(15,031,686)
Annuitization Activity:
Annuitizations	-	434,860	73,254	66,633
Annuity payments and contract charges	(55,985)	(235,973)	(92,678)	(114,722)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(17,100)	96,366	(34,115)	(77,191)
Net annuitization activity	(73,085)	295,253	(53,539)	(125,280)
Net increase (decrease) from contract owner transactions	(43,879,297)	(56,485,545)	(20,486,346)	(15,156,966)
Total increase (decrease) in net assets	4,331,328	(80,122,707)	23,988,181	(12,312,718)
Net assets at beginning of year	281,998,243	362,120,950	128,977,969	141,290,687
Net assets at end of year	$286,329,571	$281,998,243	$152,966,150	$128,977,969

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M80 Sub-Account		MF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(348,891)	$(353,556)	$(340,028)	$(341,305)
Net realized gains (losses)	3,532,393	3,360,685	4,005,370	5,034,606
Net change in unrealized appreciation/(depreciation)	3,209,092	(2,682,080)	3,422,127	(4,529,576)
Increase (decrease) in net assets from operations	6,392,594	325,049	7,087,469	163,725
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	388,108	236,925	650,560	595,480
Transfers between Sub-Accounts
(including the Fixed Account), net	(259,935)	477,225	(591,038)	282,046
Withdrawals, surrenders, annuitizations
and contract charges	(3,018,934)	(3,622,685)	(3,603,632)	(3,766,172)
Net accumulation activity	(2,890,761)	(2,908,535)	(3,544,110)	(2,888,646)
Annuitization Activity:
Annuitizations	33,548	22,094	87,667	10,336
Annuity payments and contract charges	(6,145)	(4,295)	(29,439)	(24,635)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	965	(2,332)	(2,822)	3,742
Net annuitization activity	28,368	15,467	55,406	(10,557)
Net increase (decrease) from contract owner transactions	(2,862,393)	(2,893,068)	(3,488,704)	(2,899,203)
Total increase (decrease) in net assets	3,530,201	(2,568,019)	3,598,765	(2,735,478)
Net assets at beginning of year	18,852,039	21,420,058	20,181,465	22,916,943
Net assets at end of year	$22,382,240	$18,852,039	$23,780,230	$20,181,465

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M41 Sub-Account		M05 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(424,939)	$(457,701)	$(743,513)	$(767,407)
Net realized gains (losses)	4,365,724	6,351,388	9,575,640	7,340,782
Net change in unrealized appreciation/(depreciation)	3,846,452	(5,411,499)	7,809,540	(7,181,035)
Increase (decrease) in net assets from operations	7,787,237	482,188	16,641,667	(607,660)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	603,043	320,722	1,353,242	1,018,674
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,150,626)	(1,292,063)	(2,139,302)	(1,732,760)
Withdrawals, surrenders, annuitizations
and contract charges	(3,972,744)	(4,851,085)	(7,030,419)	(6,496,373)
Net accumulation activity	(5,520,327)	(5,822,426)	(7,816,479)	(7,210,459)
Annuitization Activity:
Annuitizations	25,225	83,952	48,955	62,768
Annuity payments and contract charges	(12,706)	(10,692)	(32,284)	(53,601)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	191	825	1,560	(23,146)
Net annuitization activity	12,710	74,085	18,231	(13,979)
Net increase (decrease) from contract owner transactions	(5,507,617)	(5,748,341)	(7,798,248)	(7,224,438)
Total increase (decrease) in net assets	2,279,620	(5,266,153)	8,843,419	(7,832,098)
Net assets at beginning of year	23,268,767	28,534,920	44,227,317	52,059,415
Net assets at end of year	$25,548,387	$23,268,767	$53,070,736	$44,227,317

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M42 Sub-Account		M89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(610,750)	$(685,182)	$6,917,120	$6,782,825
Net realized gains (losses)	8,789,298	7,512,818	(1,294,208)	(7,182,359)
Net change in unrealized appreciation/(depreciation)	3,759,741	(6,952,594)	29,519,797	(15,591,399)
Increase (decrease) in net assets from operations	11,938,289	(124,958)	35,142,709	(15,990,933)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	918,968	657,194	3,176,590	2,799,378
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,435,252)	(3,311,837)	19,142,277	(15,237,641)
Withdrawals, surrenders, annuitizations
and contract charges	(6,481,255)	(6,185,942)	(59,270,132)	(83,624,839)
Net accumulation activity	(9,997,539)	(8,840,585)	(36,951,265)	(96,063,102)
Annuitization Activity:
Annuitizations	59,763	1,539	118,557	18,865
Annuity payments and contract charges	(8,115)	(3,166)	(28,095)	(11,629)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,132	(23,375)	2,096	(6,976)
Net annuitization activity	52,780	(25,002)	92,558	260
Net increase (decrease) from contract owner transactions	(9,944,759)	(8,865,587)	(36,858,707)	(96,062,842)
Total increase (decrease) in net assets	1,993,530	(8,990,545)	(1,715,998)	(112,053,775)
Net assets at beginning of year	34,009,316	42,999,861	439,785,816	551,839,591
Net assets at end of year	$36,002,846	$34,009,316	$438,069,818	$439,785,816

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M82 Sub-Account		M44 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,273,960)	$(1,613,578)	$2,521,573	$(352,211)
Net realized gains (losses)	17,084,271	23,766,371	(802,242)	(3,019,469)
Net change in unrealized appreciation/(depreciation)	14,996,133	(28,158,400)	18,956,238	3,060,437
Increase (decrease) in net assets from operations	30,806,444	(6,005,607)	20,675,569	(311,243)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,000,177	1,453,373	1,973,302	1,772,328
Transfers between Sub-Accounts
(including the Fixed Account), net	(7,263,573)	(6,166,091)	(347,853)	(2,235,143)
Withdrawals, surrenders, annuitizations
and contract charges	(16,837,169)	(22,406,738)	(15,962,903)	(14,113,525)
Net accumulation activity	(23,100,565)	(27,119,456)	(14,337,454)	(14,576,340)
Annuitization Activity:
Annuitizations	74,853	-	75,771	112,552
Annuity payments and contract charges	(10,075)	(1,027)	(103,119)	(212,598)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	55	109	20,118	(55,388)
Net annuitization activity	64,833	(918)	(7,230)	(155,434)
Net increase (decrease) from contract owner transactions	(23,035,732)	(27,120,374)	(14,344,684)	(14,731,774)
Total increase (decrease) in net assets	7,770,712	(33,125,981)	6,330,885	(15,043,017)
Net assets at beginning of year	108,924,665	142,050,646	94,027,310	109,070,327
Net assets at end of year	$116,695,377	$108,924,665	$100,358,195	$94,027,310

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M40 Sub-Account		M83 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,019,766	$(463,187)	$1,064,843	$(246,922)
Net realized gains (losses)	1,117,896	(2,474,033)	17,018,729	24,858,858
Net change in unrealized appreciation/(depreciation)	8,116,274	2,663,761	34,673,474	(51,644,195)
Increase (decrease) in net assets from operations	10,253,936	(273,459)	52,757,046	(27,032,259)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	738,857	992,003	3,680,792	4,105,227
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,320,992)	(2,992,318)	(6,971,305)	894,619
Withdrawals, surrenders, annuitizations
and contract charges	(8,081,319)	(10,943,659)	(33,688,999)	(37,090,402)
Net accumulation activity	(9,663,454)	(12,943,974)	(36,979,512)	(32,090,556)
Annuitization Activity:
Annuitizations	5,388	1,723	374,465	371,085
Annuity payments and contract charges	(1,291)	(88)	(234,416)	(310,127)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	543	152	(7,668)	(37,623)
Net annuitization activity	4,640	1,787	132,381	23,335
Net increase (decrease) from contract owner transactions	(9,658,814)	(12,942,187)	(36,847,131)	(32,067,221)
Total increase (decrease) in net assets	595,122	(13,215,646)	15,909,915	(59,099,480)
Net assets at beginning of year	48,720,378	61,936,024	203,900,118	262,999,598
Net assets at end of year	$49,315,500	$48,720,378	$219,810,033	$203,900,118

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M08 Sub-Account		MB6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$217,499	$(450,574)	$123,630	$(208,559)
Net realized gains (losses)	4,804,766	8,396,753	36,384,132	46,980,515
Net change in unrealized appreciation/(depreciation)	20,169,467	(21,674,331)	21,892,323	(68,748,916)
Increase (decrease) in net assets from operations	25,191,732	(13,728,152)	58,400,085	(21,976,960)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,991,718	1,685,593	6,304,159	4,880,058
Transfers between Sub-Accounts
(including the Fixed Account), net	(5,709,666)	1,326,716	(3,897,280)	(2,642,566)
Withdrawals, surrenders, annuitizations
and contract charges	(16,709,517)	(24,191,635)	(36,462,734)	(39,166,033)
Net accumulation activity	(20,427,465)	(21,179,326)	(34,055,855)	(36,928,541)
Annuitization Activity:
Annuitizations	-	376,236	730,512	629,093
Annuity payments and contract charges	(57,015)	(136,097)	(468,340)	(322,696)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	699	106,983	127,532	(123,130)
Net annuitization activity	(56,316)	347,122	389,704	183,267
Net increase (decrease) from contract owner transactions	(20,483,781)	(20,832,204)	(33,666,151)	(36,745,274)
Total increase (decrease) in net assets	4,707,951	(34,560,356)	24,733,934	(58,722,234)
Net assets at beginning of year	99,305,473	133,865,829	226,421,225	285,143,459
Net assets at end of year	$104,013,424	$99,305,473	$251,155,159	$226,421,225

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB7 Sub-Account		MC0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(275,132)	$(394,225)	$1,158,691	$1,252,890
Net realized gains (losses)	8,847,810	13,180,487	(289,863)	(478,229)
Net change in unrealized appreciation/(depreciation)	5,301,682	(18,344,538)	5,159,392	(3,241,544)
Increase (decrease) in net assets from operations	13,874,360	(5,558,276)	6,028,220	(2,466,883)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,141,801	1,441,953	920,502	848,773
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,966,539)	(1,763,627)	876,184	(245,951)
Withdrawals, surrenders, annuitizations
and contract charges	(8,948,781)	(10,583,591)	(7,438,682)	(6,575,847)
Net accumulation activity	(9,773,519)	(10,905,265)	(5,641,996)	(5,973,025)
Annuitization Activity:
Annuitizations	58,286	3,425	84,557	97,056
Annuity payments and contract charges	(26,877)	(20,529)	(86,119)	(76,438)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	4,055	(45,664)	(4,559)	3,293
Net annuitization activity	35,464	(62,768)	(6,121)	23,911
Net increase (decrease) from contract owner transactions	(9,738,055)	(10,968,033)	(5,648,117)	(5,949,114)
Total increase (decrease) in net assets	4,136,305	(16,526,309)	380,103	(8,415,997)
Net assets at beginning of year	55,602,465	72,128,774	48,602,145	57,018,142
Net assets at end of year	$59,738,770	$55,602,465	$48,982,248	$48,602,145

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA0 Sub-Account		MC2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,293,161	$2,569,282	$(621,307)	$(795,753)
Net realized gains (losses)	(438,794)	(2,091,770)	21,108,323	18,091,243
Net change in unrealized appreciation/(depreciation)	12,285,001	(7,571,584)	5,216,051	(21,666,200)
Increase (decrease) in net assets from operations	14,139,368	(7,094,072)	25,703,067	(4,370,710)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,777,130	1,714,930	1,958,287	2,115,489
Transfers between Sub-Accounts
(including the Fixed Account), net	5,713,341	(1,627,731)	(3,280,378)	(1,101,604)
Withdrawals, surrenders, annuitizations
and contract charges	(16,826,655)	(27,291,614)	(12,766,386)	(13,931,442)
Net accumulation activity	(9,336,184)	(27,204,415)	(14,088,477)	(12,917,557)
Annuitization Activity:
Annuitizations	33,441	196,413	92,911	91,184
Annuity payments and contract charges	(15,641)	(64,597)	(117,234)	(119,287)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(12,872)	(1,558)	18,667	(39,368)
Net annuitization activity	4,928	130,258	(5,656)	(67,471)
Net increase (decrease) from contract owner transactions	(9,331,256)	(27,074,157)	(14,094,133)	(12,985,028)
Total increase (decrease) in net assets	4,808,112	(34,168,229)	11,608,934	(17,355,738)
Net assets at beginning of year	114,567,450	148,735,679	87,496,028	104,851,766
Net assets at end of year	$119,375,562	$114,567,450	$99,104,962	$87,496,028

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC1 Sub-Account		MC3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(438,246)	$(490,555)	$(125,824)	$(207,794)
Net realized gains (losses)	6,454,328	6,281,631	667,824	314,353
Net change in unrealized appreciation/(depreciation)	4,325,042	(7,796,386)	2,215,434	(2,950,352)
Increase (decrease) in net assets from operations	10,341,124	(2,005,310)	2,757,434	(2,843,793)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,062,736	590,764	150,435	310,156
Transfers between Sub-Accounts
(including the Fixed Account), net	(500,463)	3,055,795	34,308	16,433
Withdrawals, surrenders, annuitizations
and contract charges	(6,462,132)	(6,633,970)	(1,729,964)	(2,834,742)
Net accumulation activity	(5,899,859)	(2,987,411)	(1,545,221)	(2,508,153)
Annuitization Activity:
Annuitizations	28,759	39,062	10,957	6,740
Annuity payments and contract charges	(28,944)	(25,581)	(22,815)	(38,976)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	9,410	(674)	1,669	(606)
Net annuitization activity	9,225	12,807	(10,189)	(32,842)
Net increase (decrease) from contract owner transactions	(5,890,634)	(2,974,604)	(1,555,410)	(2,540,995)
Total increase (decrease) in net assets	4,450,490	(4,979,914)	1,202,024	(5,384,788)
Net assets at beginning of year	35,718,016	40,697,930	15,397,927	20,782,715
Net assets at end of year	$40,168,506	$35,718,016	$16,599,951	$15,397,927

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA1 Sub-Account		MC4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(200,474)	$(292,446)	$93,544	$(47,189)
Net realized gains (losses)	1,098,129	885,555	(70,361)	(105,550)
Net change in unrealized appreciation/(depreciation)	1,821,414	(3,542,009)	389,041	(107,108)
Increase (decrease) in net assets from operations	2,719,069	(2,948,900)	412,224	(259,847)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	131,373	117,887	63,618	168,067
Transfers between Sub-Accounts
(including the Fixed Account), net	(574,962)	1,143,659	809,924	(49,587)
Withdrawals, surrenders, annuitizations
and contract charges	(2,456,171)	(3,216,388)	(910,700)	(1,399,312)
Net accumulation activity	(2,899,760)	(1,954,842)	(37,158)	(1,280,832)
Annuitization Activity:
Annuitizations	-	1,469	30,644	12,592
Annuity payments and contract charges	(78)	(76)	(8,153)	(3,153)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	29	(739)	27,746	963
Net annuitization activity	(49)	654	50,237	10,402
Net increase (decrease) from contract owner transactions	(2,899,809)	(1,954,188)	13,079	(1,270,430)
Total increase (decrease) in net assets	(180,740)	(4,903,088)	425,303	(1,530,277)
Net assets at beginning of year	15,818,098	20,721,186	8,788,957	10,319,234
Net assets at end of year	$15,637,358	$15,818,098	$9,214,260	$8,788,957

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC5 Sub-Account		MC6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$3,803	$(9,471)	$(393,912)	$(460,791)
Net realized gains (losses)	1,636	(4,347)	9,508,610	7,432,469
Net change in unrealized appreciation/(depreciation)	24,296	(13,916)	4,100,002	(9,595,343)
Increase (decrease) in net assets from operations	29,735	(27,734)	13,214,700	(2,623,665)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	360	34,227	1,547,806	950,242
Transfers between Sub-Accounts
(including the Fixed Account), net	77,739	(51,716)	(1,694,111)	(97,250)
Withdrawals, surrenders, annuitizations
and contract charges	(126,411)	(162,411)	(6,410,296)	(8,148,077)
Net accumulation activity	(48,312)	(179,900)	(6,556,601)	(7,295,085)
Annuitization Activity:
Annuitizations	-	-	139,111	41,396
Annuity payments and contract charges	-	-	(94,675)	(55,787)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	(649)	11,710	(54,594)
Net annuitization activity	-	(649)	56,146	(68,985)
Net increase (decrease) from contract owner transactions	(48,312)	(180,549)	(6,500,455)	(7,364,070)
Total increase (decrease) in net assets	(18,577)	(208,283)	6,714,245	(9,987,735)
Net assets at beginning of year	822,077	1,030,360	41,358,792	51,346,527
Net assets at end of year	$803,500	$822,077	$48,073,037	$41,358,792

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC7 Sub-Account		MC8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(25,769)	$(32,988)	$(286,056)	$(374,582)
Net realized gains (losses)	319,870	310,129	14,108,455	12,625,683
Net change in unrealized appreciation/(depreciation)	258,452	(377,842)	7,052,565	(20,365,369)
Increase (decrease) in net assets from operations	552,553	(100,701)	20,874,964	(8,114,268)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	65,239	9,891	1,038,573	1,406,635
Transfers between Sub-Accounts
(including the Fixed Account), net	(29,158)	(425,058)	(1,489,416)	(806,848)
Withdrawals, surrenders, annuitizations
and contract charges	(237,130)	(230,506)	(10,910,669)	(12,439,064)
Net accumulation activity	(201,049)	(645,673)	(11,361,512)	(11,839,277)
Annuitization Activity:
Annuitizations	-	-	105,014	77,704
Annuity payments and contract charges	-	-	(417,982)	(95,584)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	7,337	(76,276)
Net annuitization activity	-	-	(305,631)	(94,156)
Net increase (decrease) from contract owner transactions	(201,049)	(645,673)	(11,667,143)	(11,933,433)
Total increase (decrease) in net assets	351,504	(746,374)	9,207,821	(20,047,701)
Net assets at beginning of year	1,746,938	2,493,312	73,514,254	93,561,955
Net assets at end of year	$2,098,442	$1,746,938	$82,722,075	$73,514,254

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC9 Sub-Account		MD0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(39,942)	$(48,509)	$554,241	$(297,441)
Net realized gains (losses)	802,000	983,797	2,141,813	2,750,518
Net change in unrealized appreciation/(depreciation)	489,821	(1,450,844)	2,378,266	(5,168,279)
Increase (decrease) in net assets from operations	1,251,879	(515,556)	5,074,320	(2,715,202)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	216,974	178,206	453,118	627,924
Transfers between Sub-Accounts
(including the Fixed Account), net	(290,318)	50,622	(742,813)	(399,574)
Withdrawals, surrenders, annuitizations
and contract charges	(876,806)	(1,353,039)	(5,167,777)	(5,241,983)
Net accumulation activity	(950,150)	(1,124,211)	(5,457,472)	(5,013,633)
Annuitization Activity:
Annuitizations	38,826	-	140,834	49,775
Annuity payments and contract charges	(1,409)	-	(119,160)	(46,516)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(4)	-	(16,043)	554
Net annuitization activity	37,413	-	5,631	3,813
Net increase (decrease) from contract owner transactions	(912,737)	(1,124,211)	(5,451,841)	(5,009,820)
Total increase (decrease) in net assets	339,142	(1,639,767)	(377,521)	(7,725,022)
Net assets at beginning of year	4,525,231	6,164,998	41,494,783	49,219,805
Net assets at end of year	$4,864,373	$4,525,231	$41,117,262	$41,494,783

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M92 Sub-Account		M96 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$5,026,342	$(6,440,405)	$1,162,218	$1,421,881
Net realized gains (losses)	18,376,812	35,283,647	(1,278,668)	(1,918,056)
Net change in unrealized appreciation/(depreciation)	38,714,473	(66,609,072)	3,781,989	(451,011)
Increase (decrease) in net assets from operations	62,117,627	(37,765,830)	3,665,539	(947,186)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,081,466	3,992,372	2,041,727	2,137,998
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,847,344)	(7,673,837)	3,388,225	951,512
Withdrawals, surrenders, annuitizations
and contract charges	(65,743,594)	(96,296,080)	(12,238,158)	(13,164,918)
Net accumulation activity	(67,509,472)	(99,977,545)	(6,808,206)	(10,075,408)
Annuitization Activity:
Annuitizations	121,530	-	78,337	46,175
Annuity payments and contract charges	(17,621)	(7,628)	(82,626)	(71,594)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	337	115	46,030	26,896
Net annuitization activity	104,246	(7,513)	41,741	1,477
Net increase (decrease) from contract owner transactions	(67,405,226)	(99,985,058)	(6,766,465)	(10,073,931)
Total increase (decrease) in net assets	(5,287,599)	(137,750,888)	(3,100,926)	(11,021,117)
Net assets at beginning of year	522,436,665	660,187,553	75,920,316	86,941,433
Net assets at end of year	$517,149,066	$522,436,665	$72,819,390	$75,920,316

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD2 Sub-Account		MA6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,576,946	$2,200,283	$2,046,332	$2,181,887
Net realized gains (losses)	(1,178,920)	(5,130,701)	(635,045)	(550,790)
Net change in unrealized appreciation/(depreciation)	6,531,642	(161,208)	4,657,175	(3,971,491)
Increase (decrease) in net assets from operations	6,929,668	(3,091,626)	6,068,462	(2,340,394)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,760,978	2,104,664	965,401	1,759,113
Transfers between Sub-Accounts
(including the Fixed Account), net	9,244,724	(5,562,489)	1,116,129	(738,549)
Withdrawals, surrenders, annuitizations
and contract charges	(24,454,893)	(30,603,443)	(8,102,654)	(7,536,181)
Net accumulation activity	(13,449,191)	(34,061,268)	(6,021,124)	(6,515,617)
Annuitization Activity:
Annuitizations	104,374	60,348	46,838	235,677
Annuity payments and contract charges	(111,326)	(49,346)	(80,699)	(111,129)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	3,474	299	8,739	(26,139)
Net annuitization activity	(3,478)	11,301	(25,122)	98,409
Net increase (decrease) from contract owner transactions	(13,452,669)	(34,049,967)	(6,046,246)	(6,417,208)
Total increase (decrease) in net assets	(6,523,001)	(37,141,593)	22,216	(8,757,602)
Net assets at beginning of year	154,081,038	191,222,631	47,713,973	56,471,575
Net assets at end of year	$147,558,037	$154,081,038	$47,736,189	$47,713,973

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA3 Sub-Account		M97 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,330,430	$1,528,962	$(92,630)	$(180,896)
Net realized gains (losses)	(472,005)	(807,134)	4,836,854	4,636,941
Net change in unrealized appreciation/(depreciation)	3,452,945	(2,722,844)	3,109,153	(8,360,437)
Increase (decrease) in net assets from operations	4,311,370	(2,001,016)	7,853,377	(3,904,392)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,012,677	769,728	652,098	1,113,343
Transfers between Sub-Accounts
(including the Fixed Account), net	574,823	(948,043)	(911,078)	832,320
Withdrawals, surrenders, annuitizations
and contract charges	(6,654,915)	(8,101,451)	(6,066,394)	(5,918,736)
Net accumulation activity	(5,067,415)	(8,279,766)	(6,325,374)	(3,973,073)
Annuitization Activity:
Annuitizations	52,178	59,682	102,177	141,615
Annuity payments and contract charges	(20,597)	(32,258)	(63,507)	(76,936)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,878	(100)	(108)	437
Net annuitization activity	33,459	27,324	38,562	65,116
Net increase (decrease) from contract owner transactions	(5,033,956)	(8,252,442)	(6,286,812)	(3,907,957)
Total increase (decrease) in net assets	(722,586)	(10,253,458)	1,566,565	(7,812,349)
Net assets at beginning of year	36,323,910	46,577,368	33,622,626	41,434,975
Net assets at end of year	$35,601,324	$36,323,910	$35,189,191	$33,622,626

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD5 Sub-Account		M98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(107,019)	$(148,554)	$160,176	$(154,878)
Net realized gains (losses)	1,986,871	2,203,551	5,233,691	3,776,239
Net change in unrealized appreciation/(depreciation)	1,655,050	(3,909,472)	3,321,340	(8,408,466)
Increase (decrease) in net assets from operations	3,534,902	(1,854,475)	8,715,207	(4,787,105)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	733,208	223,055	958,498	590,056
Transfers between Sub-Accounts
(including the Fixed Account), net	(139,043)	810,036	(744,117)	(203,658)
Withdrawals, surrenders, annuitizations
and contract charges	(3,355,412)	(3,186,881)	(5,975,245)	(5,388,453)
Net accumulation activity	(2,761,247)	(2,153,790)	(5,760,864)	(5,002,055)
Annuitization Activity:
Annuitizations	1,527	113,254	132,072	13,722
Annuity payments and contract charges	(13,103)	(12,739)	(34,729)	(25,998)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	360	(1,823)	2,847	(245)
Net annuitization activity	(11,216)	98,692	100,190	(12,521)
Net increase (decrease) from contract owner transactions	(2,772,463)	(2,055,098)	(5,660,674)	(5,014,576)
Total increase (decrease) in net assets	762,439	(3,909,573)	3,054,533	(9,801,681)
Net assets at beginning of year	15,071,974	18,981,547	38,478,624	48,280,305
Net assets at end of year	$15,834,413	$15,071,974	$41,533,157	$38,478,624

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M93 Sub-Account		MD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(224,481)	$(770,299)	$(2,629,612)	$(2,691,088)
Net realized gains (losses)	10,863,079	10,085,206	54,072,589	43,456,731
Net change in unrealized appreciation/(depreciation)	6,894,434	(19,715,838)	47,665,760	(40,256,429)
Increase (decrease) in net assets from operations	17,533,032	(10,400,931)	99,108,737	509,214
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,258,769	945,791	7,373,231	5,980,877
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,607,176)	3,847,794	(5,751,466)	(4,804,151)
Withdrawals, surrenders, annuitizations
and contract charges	(14,321,450)	(16,686,793)	(47,896,543)	(43,724,030)
Net accumulation activity	(17,669,857)	(11,893,208)	(46,274,778)	(42,547,304)
Annuitization Activity:
Annuitizations	92,177	30,760	1,218,448	510,394
Annuity payments and contract charges	(24,994)	(18,556)	(727,280)	(458,906)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	216	2,061	193,957	(49,327)
Net annuitization activity	67,399	14,265	685,125	2,161
Net increase (decrease) from contract owner transactions	(17,602,458)	(11,878,943)	(45,589,653)	(42,545,143)
Total increase (decrease) in net assets	(69,426)	(22,279,874)	53,519,084	(42,035,929)
Net assets at beginning of year	81,180,035	103,459,909	276,836,568	318,872,497
Net assets at end of year	$81,110,609	$81,180,035	$330,355,652	$276,836,568

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB3 Sub-Account		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(458,408)	$(481,640)	$85,351	$(82,676)
Net realized gains (losses)	5,473,231	4,921,484	-	-
Net change in unrealized appreciation/(depreciation)	5,776,033	(4,468,638)	-	1
Increase (decrease) in net assets from operations	10,790,856	(28,794)	85,351	(82,675)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	932,822	618,923	4,810,684	3,654,292
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,354,184)	(1,544,843)	6,761,791	6,937,355
Withdrawals, surrenders, annuitizations
and contract charges	(5,050,090)	(5,446,561)	(15,797,473)	(17,416,173)
Net accumulation activity	(5,471,452)	(6,372,481)	(4,224,998)	(6,824,526)
Annuitization Activity:
Annuitizations	28,328	18,245	13,325	(138,342)
Annuity payments and contract charges	(18,881)	(16,743)	(74,023)	(51,963)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	3,105	(532)	5,610	(10,445)
Net annuitization activity	12,552	970	(55,088)	(200,750)
Net increase (decrease) from contract owner transactions	(5,458,900)	(6,371,511)	(4,280,086)	(7,025,276)
Total increase (decrease) in net assets	5,331,956	(6,400,305)	(4,194,735)	(7,107,951)
Net assets at beginning of year	30,935,440	37,335,745	42,172,705	49,280,656
Net assets at end of year	$36,267,396	$30,935,440	$37,977,970	$42,172,705

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD9 Sub-Account		ME2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(39,055)	$(546,982)	$3,772	$1,543
Net realized gains (losses)	-	(2)	1,561,421	888,401
Net change in unrealized appreciation/(depreciation)	-	1	2,914,964	(4,195,304)
Increase (decrease) in net assets from operations	(39,055)	(546,983)	4,480,157	(3,305,360)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,067,406	2,473,627	430,114	414,900
Transfers between Sub-Accounts
(including the Fixed Account), net	30,175,124	34,874,529	(324,005)	(93,566)
Withdrawals, surrenders, annuitizations
and contract charges	(47,357,837)	(52,556,996)	(2,324,795)	(2,381,207)
Net accumulation activity	(13,115,307)	(15,208,840)	(2,218,686)	(2,059,873)
Annuitization Activity:
Annuitizations	102,412	6,916	6,814	-
Annuity payments and contract charges	(33,094)	(27,000)	(4,901)	(4,171)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	796	179	(378)	(8,784)
Net annuitization activity	70,114	(19,905)	1,535	(12,955)
Net increase (decrease) from contract owner transactions	(13,045,193)	(15,228,745)	(2,217,151)	(2,072,828)
Total increase (decrease) in net assets	(13,084,248)	(15,775,728)	2,263,006	(5,378,188)
Net assets at beginning of year	120,800,340	136,576,068	17,993,248	23,371,436
Net assets at end of year	$107,716,092	$120,800,340	$20,256,254	$17,993,248

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	ME3 Sub-Account		MA5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(195,865)	$(244,468)	$520,839	$641,767
Net realized gains (losses)	2,780,861	3,293,176	(90,709)	(253,269)
Net change in unrealized appreciation/(depreciation)	6,166,935	(9,986,514)	1,947,006	(1,298,972)
Increase (decrease) in net assets from operations	8,751,931	(6,937,806)	2,377,136	(910,474)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	380,690	714,536	615,549	413,038
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,004,424)	2,577,530	1,357,412	979,144
Withdrawals, surrenders, annuitizations
and contract charges	(5,750,705)	(7,988,802)	(3,307,518)	(3,349,239)
Net accumulation activity	(7,374,439)	(4,696,736)	(1,334,557)	(1,957,057)
Annuitization Activity:
Annuitizations	17,442	17,857	-	46,742
Annuity payments and contract charges	(5,272)	(3,170)	(24,925)	(55,330)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,056	(17,146)	(5,432)	(7,313)
Net annuitization activity	13,226	(2,459)	(30,357)	(15,901)
Net increase (decrease) from contract owner transactions	(7,361,213)	(4,699,195)	(1,364,914)	(1,972,958)
Total increase (decrease) in net assets	1,390,718	(11,637,001)	1,012,222	(2,883,432)
Net assets at beginning of year	37,158,328	48,795,329	24,401,310	27,284,742
Net assets at end of year	$38,549,046	$37,158,328	$25,413,532	$24,401,310

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA7 Sub-Account		ME4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$67,056	$91,786	$(262,353)	$(288,837)
Net realized gains (losses)	(16,697)	(33,190)	4,402,641	3,534,311
Net change in unrealized appreciation/(depreciation)	321,429	(236,898)	1,059,864	(2,904,627)
Increase (decrease) in net assets from operations	371,788	(178,302)	5,200,152	340,847
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	33,094	129,311	66,025	462,245
Transfers between Sub-Accounts
(including the Fixed Account), net	127,608	(162,323)	(782,602)	(381,645)
Withdrawals, surrenders, annuitizations
and contract charges	(685,596)	(628,764)	(2,895,455)	(2,544,186)
Net accumulation activity	(524,894)	(661,776)	(3,612,032)	(2,463,586)
Annuitization Activity:
Annuitizations	-	41,770	-	15,644
Annuity payments and contract charges	(6,568)	(6,234)	(27,784)	(22,484)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	724	(210)	2,362	(466)
Net annuitization activity	(5,844)	35,326	(25,422)	(7,306)
Net increase (decrease) from contract owner transactions	(530,738)	(626,450)	(3,637,454)	(2,470,892)
Total increase (decrease) in net assets	(158,950)	(804,752)	1,562,698	(2,130,045)
Net assets at beginning of year	4,209,261	5,014,013	16,422,089	18,552,134
Net assets at end of year	$4,050,311	$4,209,261	$17,984,787	$16,422,089

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA2 Sub-Account		MF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(25,587)	$(32,519)	$(647,176)	$(687,155)
Net realized gains (losses)	336,582	520,071	7,989,645	4,794,415
Net change in unrealized appreciation/(depreciation)	136,559	(429,480)	4,231,927	(6,526,352)
Increase (decrease) in net assets from operations	447,554	58,072	11,574,396	(2,419,092)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	90,940	47,590	952,420	790,778
Transfers between Sub-Accounts
(including the Fixed Account), net	(106,299)	(164,955)	(1,465,202)	(3,768,957)
Withdrawals, surrenders, annuitizations
and contract charges	(144,089)	(463,477)	(9,256,127)	(10,878,234)
Net accumulation activity	(159,448)	(580,842)	(9,768,909)	(13,856,413)
Annuitization Activity:
Annuitizations	-	-	41,725	150,886
Annuity payments and contract charges	-	-	(27,520)	(24,149)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	614	1,434
Net annuitization activity	-	-	14,819	128,171
Net increase (decrease) from contract owner transactions	(159,448)	(580,842)	(9,754,090)	(13,728,242)
Total increase (decrease) in net assets	288,106	(522,770)	1,820,306	(16,147,334)
Net assets at beginning of year	1,370,549	1,893,319	50,559,537	66,706,871
Net assets at end of year	$1,658,655	$1,370,549	$52,379,843	$50,559,537

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF5 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,988,765	$1,242,727	$33,240	$45,572
Net realized gains (losses)	18,351,564	16,949,532	90,901	124,693
Net change in unrealized appreciation/(depreciation)	35,726,802	(38,053,127)	265,482	(249,752)
Increase (decrease) in net assets from operations	57,067,131	(19,860,868)	389,623	(79,487)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,559,376	2,988,398	68,125	24,404
Transfers between Sub-Accounts
(including the Fixed Account), net	7,672,634	(943,151)	(25,702)	(209,176)
Withdrawals, surrenders, annuitizations
and contract charges	(76,823,412)	(86,630,923)	(332,173)	(214,603)
Net accumulation activity	(65,591,402)	(84,585,676)	(289,750)	(399,375)
Annuitization Activity:
Annuitizations	63,196	-	-	20,820
Annuity payments and contract charges	(49,952)	(47,997)	(449)	(22,346)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,821)	916	81	(405)
Net annuitization activity	10,423	(47,081)	(368)	(1,931)
Net increase (decrease) from contract owner transactions	(65,580,979)	(84,632,757)	(290,118)	(401,306)
Total increase (decrease) in net assets	(8,513,848)	(104,493,625)	99,505	(480,793)
Net assets at beginning of year	414,465,602	518,959,227	1,644,682	2,125,475
Net assets at end of year	$405,951,754	$414,465,602	$1,744,187	$1,644,682

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF7 Sub-Account		MF9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$569,023	$845,467	$1,071,707	$(445,376)
Net realized gains (losses)	2,711,382	4,926,484	32,746,043	30,502,722
Net change in unrealized appreciation/(depreciation)	7,890,371	(8,367,087)	37,179,675	(52,263,773)
Increase (decrease) in net assets from operations	11,170,776	(2,595,136)	70,997,425	(22,206,427)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	721,572	976,962	2,667,103	1,838,912
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,783,332)	(3,882,639)	(7,887,201)	(133,135)
Withdrawals, surrenders, annuitizations
and contract charges	(7,835,137)	(11,142,616)	(46,455,295)	(60,125,613)
Net accumulation activity	(8,896,897)	(14,048,293)	(51,675,393)	(58,419,836)
Annuitization Activity:
Annuitizations	27,861	66,403	-	1,614
Annuity payments and contract charges	(14,978)	(11,244)	(91)	(83)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	530	(11,654)	40	138
Net annuitization activity	13,413	43,505	(51)	1,669
Net increase (decrease) from contract owner transactions	(8,883,484)	(14,004,788)	(51,675,444)	(58,418,167)
Total increase (decrease) in net assets	2,287,292	(16,599,924)	19,321,981	(80,624,594)
Net assets at beginning of year	48,236,259	64,836,183	306,459,709	387,084,303
Net assets at end of year	$50,523,551	$48,236,259	$325,781,690	$306,459,709

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG1 Sub-Account		MF2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(271,932)	$(294,055)	$1,817,323	$594,615
Net realized gains (losses)	(412,851)	(2,844,445)	12,600	(781,904)
Net change in unrealized appreciation/(depreciation)	8,180,523	(5,945,327)	4,852,171	(1,035,946)
Increase (decrease) in net assets from operations	7,495,740	(9,083,827)	6,682,094	(1,223,235)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,049,811	1,324,312	3,578,626	3,810,791
Transfers between Sub-Accounts
(including the Fixed Account), net	4,481,478	277,391	14,014,632	(9,800,389)
Withdrawals, surrenders, annuitizations
and contract charges	(18,567,225)	(24,199,221)	(35,035,305)	(40,310,509)
Net accumulation activity	(13,035,936)	(22,597,518)	(17,442,047)	(46,300,107)
Annuitization Activity:
Annuitizations	64,899	4,791	360,285	112,619
Annuity payments and contract charges	(44,599)	(7,408)	(83,110)	(48,024)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,643)	1,109	3,464	5,195
Net annuitization activity	17,657	(1,508)	280,639	69,790
Net increase (decrease) from contract owner transactions	(13,018,279)	(22,599,026)	(17,161,408)	(46,230,317)
Total increase (decrease) in net assets	(5,522,539)	(31,682,853)	(10,479,314)	(47,453,552)
Net assets at beginning of year	122,512,404	154,195,257	203,393,960	250,847,512
Net assets at end of year	$116,989,865	$122,512,404	$192,914,646	$203,393,960

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$838,894	$90,855	$(121,534)	$(249,421)
Net realized gains (losses)	70,113	(492,960)	1,508,363	1,474,002
Net change in unrealized appreciation/(depreciation)	2,583,630	(479,827)	4,830,956	(4,612,691)
Increase (decrease) in net assets from operations	3,492,637	(881,932)	6,217,785	(3,388,110)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,378,440	878,858	470,601	525,266
Transfers between Sub-Accounts
(including the Fixed Account), net	8,879,074	(1,820,563)	(1,319,690)	298,936
Withdrawals, surrenders, annuitizations
and contract charges	(14,098,530)	(20,943,488)	(3,999,846)	(4,646,012)
Net accumulation activity	(3,841,016)	(21,885,193)	(4,848,935)	(3,821,810)
Annuitization Activity:
Annuitizations	9,118	-	3,765	43,835
Annuity payments and contract charges	(1,546)	(1,770)	(5,378)	(4,909)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	247	872	320	(11,758)
Net annuitization activity	7,819	(898)	(1,293)	27,168
Net increase (decrease) from contract owner transactions	(3,833,197)	(21,886,091)	(4,850,228)	(3,794,642)
Total increase (decrease) in net assets	(340,560)	(22,768,023)	1,367,557	(7,182,752)
Net assets at beginning of year	109,785,950	132,553,973	23,170,786	30,353,538
Net assets at end of year	$109,445,390	$109,785,950	$24,538,343	$23,170,786

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG4 Sub-Account		MG6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(142,933)	$(246,530)	$7,626,089	$2,835,220
Net realized gains (losses)	1,575,189	1,221,931	108,014,145	97,587,976
Net change in unrealized appreciation/(depreciation)	4,031,740	(3,934,613)	121,640,903	(174,910,427)
Increase (decrease) in net assets from operations	5,463,996	(2,959,212)	237,281,137	(74,487,231)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	136,486	253,805	11,953,200	14,418,888
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,440,755)	(211,073)	(10,777,670)	714,091
Withdrawals, surrenders, annuitizations
and contract charges	(3,544,128)	(5,449,557)	(192,422,803)	(239,069,385)
Net accumulation activity	(4,848,397)	(5,406,825)	(191,247,273)	(223,936,406)
Annuitization Activity:
Annuitizations	4,426	-	665,748	-
Annuity payments and contract charges	(277)	-	(30,874)	(144,951)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	114	-	(53,159)	123,493
Net annuitization activity	4,263	-	581,715	(21,458)
Net increase (decrease) from contract owner transactions	(4,844,134)	(5,406,825)	(190,665,558)	(223,957,864)
Total increase (decrease) in net assets	619,862	(8,366,037)	46,615,579	(298,445,095)
Net assets at beginning of year	20,713,591	29,079,628	1,255,969,013	1,554,414,108
Net assets at end of year	$21,333,453	$20,713,591	$1,302,584,592	$1,255,969,013

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG7 Sub-Account		V44 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(86,684)	$(125,917)	$(191,442)	$(169,475)
Net realized gains (losses)	945,326	1,480,850	1,037,294	2,699,341
Net change in unrealized appreciation/(depreciation)	1,230,783	(2,281,768)	1,960,842	(1,986,910)
Increase (decrease) in net assets from operations	2,089,425	(926,835)	2,806,694	542,956
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	73,855	97,720	311,599	267,843
Transfers between Sub-Accounts
(including the Fixed Account), net	(812,312)	(63,135)	453,357	2,517,213
Withdrawals, surrenders, annuitizations
and contract charges	(1,024,134)	(1,602,767)	(2,049,615)	(2,492,168)
Net accumulation activity	(1,762,591)	(1,568,182)	(1,284,659)	292,888
Annuitization Activity:
Annuitizations	4,356	-	-	1,548
Annuity payments and contract charges	(276)	-	(88)	(80)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	115	-	44	130
Net annuitization activity	4,195	-	(44)	1,598
Net increase (decrease) from contract owner transactions	(1,758,396)	(1,568,182)	(1,284,703)	294,486
Total increase (decrease) in net assets	331,029	(2,495,017)	1,521,991	837,442
Net assets at beginning of year	7,295,067	9,790,084	9,712,851	8,875,409
Net assets at end of year	$7,626,096	$7,295,067	$11,234,842	$9,712,851

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V43 Sub-Account		O19 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(125,469)	$(114,330)	$(238,832)	$(258,238)
Net realized gains (losses)	1,753,041	1,911,195	1,263,847	1,004,567
Net change in unrealized appreciation/(depreciation)	789,341	(1,092,481)	2,926,219	(1,648,774)
Increase (decrease) in net assets from operations	2,416,913	704,384	3,951,234	(902,445)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	42,333	198,185	388,220	235,610
Transfers between Sub-Accounts
(including the Fixed Account), net	(144,257)	338,264	(837,964)	329,120
Withdrawals, surrenders, annuitizations
and contract charges	(938,162)	(1,602,340)	(2,309,048)	(2,931,831)
Net accumulation activity	(1,040,086)	(1,065,891)	(2,758,792)	(2,367,101)
Annuitization Activity:
Annuitizations	4,607	-	43,566	6,813
Annuity payments and contract charges	(278)	-	(3,303)	(2,940)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	106	-	543	(6)
Net annuitization activity	4,435	-	40,806	3,867
Net increase (decrease) from contract owner transactions	(1,035,651)	(1,065,891)	(2,717,986)	(2,363,234)
Total increase (decrease) in net assets	1,381,262	(361,507)	1,233,248	(3,265,679)
Net assets at beginning of year	6,474,748	6,836,255	12,674,828	15,940,507
Net assets at end of year	$7,856,010	$6,474,748	$13,908,076	$12,674,828

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	O23 Sub-Account		O20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$40,765	$11,691	$(163,886)	$(171,036)
Net realized gains (losses)	454,127	605,046	2,452,930	2,260,258
Net change in unrealized appreciation/(depreciation)	1,036,159	(1,416,845)	1,782,214	(4,600,790)
Increase (decrease) in net assets from operations	1,531,051	(800,108)	4,071,258	(2,511,568)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	18,019	23,308	139,824	303,997
Transfers between Sub-Accounts
(including the Fixed Account), net	42,090	63,821	(1,283,873)	1,423,490
Withdrawals, surrenders, annuitizations
and contract charges	(912,015)	(987,227)	(2,531,357)	(4,321,877)
Net accumulation activity	(851,906)	(900,098)	(3,675,406)	(2,594,390)
Annuitization Activity:
Annuitizations	-	-	3,609	1,487
Annuity payments and contract charges	-	-	(226)	(77)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	415	125
Net annuitization activity	-	-	3,798	1,535
Net increase (decrease) from contract owner transactions	(851,906)	(900,098)	(3,671,608)	(2,592,855)
Total increase (decrease) in net assets	679,145	(1,700,206)	399,650	(5,104,423)
Net assets at beginning of year	10,331,463	12,031,669	15,149,305	20,253,728
Net assets at end of year	$11,010,608	$10,331,463	$15,548,955	$15,149,305

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	O21 Sub-Account		O04 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,416,496)	$(1,447,783)	$(82,842)	$(97,877)
Net realized gains (losses)	33,188,162	32,978,412	383,271	898,069
Net change in unrealized appreciation/(depreciation)	7,743,862	(46,742,368)	712,934	(1,361,863)
Increase (decrease) in net assets from operations	39,515,528	(15,211,739)	1,013,363	(561,671)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,365,549	3,154,271	101,580	252,734
Transfers between Sub-Accounts
(including the Fixed Account), net	(9,953,076)	(2,412,025)	(225,878)	(173,868)
Withdrawals, surrenders, annuitizations
and contract charges	(25,593,737)	(29,668,893)	(681,265)	(1,299,780)
Net accumulation activity	(33,181,264)	(28,926,647)	(805,563)	(1,220,914)
Annuitization Activity:
Annuitizations	208,125	49,875	24,042	-
Annuity payments and contract charges	(51,387)	(30,654)	(880)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	4,106	(55,277)	(2)	-
Net annuitization activity	160,844	(36,056)	23,160	-
Net increase (decrease) from contract owner transactions	(33,020,420)	(28,962,703)	(782,403)	(1,220,914)
Total increase (decrease) in net assets	6,495,108	(44,174,442)	230,960	(1,782,585)
Net assets at beginning of year	145,625,526	189,799,968	4,562,326	6,344,911
Net assets at end of year	$152,120,634	$145,625,526	$4,793,286	$4,562,326

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	PH2 Sub-Account		P08 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(501)	$(534)	$207,381	$258,016
Net realized gains (losses)	(19,837)	53,650	(78,054)	(140,462)
Net change in unrealized appreciation/(depreciation)	106,721	(105,149)	1,472,575	(1,418,065)
Increase (decrease) in net assets from operations	86,383	(52,033)	1,601,902	(1,300,511)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	487,763	103,255
Transfers between Sub-Accounts
(including the Fixed Account), net	(16,814)	(32,214)	830,190	(657,106)
Withdrawals, surrenders, annuitizations
and contract charges	(60,358)	(100,508)	(2,417,966)	(2,760,347)
Net accumulation activity	(77,172)	(132,722)	(1,100,013)	(3,314,198)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(77,172)	(132,722)	(1,100,013)	(3,314,198)
Total increase (decrease) in net assets	9,211	(184,755)	501,889	(4,614,709)
Net assets at beginning of year	367,455	552,210	16,485,880	21,100,589
Net assets at end of year	$376,666	$367,455	$16,987,769	$16,485,880

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	PC0 Sub-Account		P70 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$180,681	$248,205	$6,851	$1,397
Net realized gains (losses)	(169,165)	(205,493)	(28,719)	(29,631)
Net change in unrealized appreciation/(depreciation)	1,456,580	(1,304,321)	47,589	(22,724)
Increase (decrease) in net assets from operations	1,468,096	(1,261,609)	25,721	(50,958)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	25,122	70,367	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	318,496	(374,351)	7,283	125
Withdrawals, surrenders, annuitizations
and contract charges	(2,787,144)	(2,741,140)	(57,784)	(19,294)
Net accumulation activity	(2,443,526)	(3,045,124)	(50,501)	(19,169)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(2,443,526)	(3,045,124)	(50,501)	(19,169)
Total increase (decrease) in net assets	(975,430)	(4,306,733)	(24,780)	(70,127)
Net assets at beginning of year	15,777,531	20,084,264	280,406	350,533
Net assets at end of year	$14,802,101	$15,777,531	$255,626	$280,406

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P10 Sub-Account		PK8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$652,759	$119,523	$219,992	$230,141
Net realized gains (losses)	(1,800,207)	(4,215,017)	(87,696)	(495,524)
Net change in unrealized appreciation/(depreciation)	3,255,539	(124,679)	827,881	(369,777)
Increase (decrease) in net assets from operations	2,108,091	(4,220,173)	960,177	(635,160)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	291,679	339,488	108,177	113,360
Transfers between Sub-Accounts
(including the Fixed Account), net	1,830,018	(306,040)	161,243	(100,961)
Withdrawals, surrenders, annuitizations
and contract charges	(3,551,389)	(4,946,357)	(1,030,625)	(2,177,283)
Net accumulation activity	(1,429,692)	(4,912,909)	(761,205)	(2,164,884)
Annuitization Activity:
Annuitizations	22,327	93,477	4,539	-
Annuity payments and contract charges	(12,123)	(10,785)	(1,681)	(2,653)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	134	109	266	1,682
Net annuitization activity	10,338	82,801	3,124	(971)
Net increase (decrease) from contract owner transactions	(1,419,354)	(4,830,108)	(758,081)	(2,165,855)
Total increase (decrease) in net assets	688,737	(9,050,281)	202,096	(2,801,015)
Net assets at beginning of year	22,324,165	31,374,446	7,700,705	10,501,720
Net assets at end of year	$23,012,902	$22,324,165	$7,902,801	$7,700,705

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P20 Sub-Account		PD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$7,299	$11,677	$1,753,907	$(44,260)
Net realized gains (losses)	(18,985)	(10,855)	(3,091,629)	31,903,014
Net change in unrealized appreciation/(depreciation)	48,575	(33,408)	55,980,825	(61,692,049)
Increase (decrease) in net assets from operations	36,889	(32,586)	54,643,103	(29,833,295)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	54	10,702	1,935,269	2,279,834
Transfers between Sub-Accounts
(including the Fixed Account), net	54,654	(2,752)	(5,098,717)	(3,134,058)
Withdrawals, surrenders, annuitizations
and contract charges	(303,188)	(77,582)	(50,239,343)	(67,876,727)
Net accumulation activity	(248,480)	(69,632)	(53,402,791)	(68,730,951)
Annuitization Activity:
Annuitizations	-	-	35,037	-
Annuity payments and contract charges	-	-	(8,830)	(10,487)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	5,993	(4,969)
Net annuitization activity	-	-	32,200	(15,456)
Net increase (decrease) from contract owner transactions	(248,480)	(69,632)	(53,370,591)	(68,746,407)
Total increase (decrease) in net assets	(211,591)	(102,218)	1,272,512	(98,579,702)
Net assets at beginning of year	422,826	525,044	380,593,252	479,172,954
Net assets at end of year	$211,235	$422,826	$381,865,764	$380,593,252

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P06 Sub-Account		P07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(13,109)	$309,757	$1,790,763	$1,296,639
Net realized gains (losses)	(725,895)	(2,033,268)	(1,382,694)	(1,319,823)
Net change in unrealized appreciation/(depreciation)	2,901,183	185,992	8,406,563	(3,937,414)
Increase (decrease) in net assets from operations	2,162,179	(1,537,519)	8,814,632	(3,960,598)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	617,630	467,193	2,524,505	2,700,980
Transfers between Sub-Accounts
(including the Fixed Account), net	1,354,818	(939,489)	6,824,739	(4,717,636)
Withdrawals, surrenders, annuitizations
and contract charges	(5,220,116)	(7,261,832)	(24,322,817)	(28,536,400)
Net accumulation activity	(3,247,668)	(7,734,128)	(14,973,573)	(30,553,056)
Annuitization Activity:
Annuitizations	-	84,107	80,648	148,343
Annuity payments and contract charges	(37,713)	(73,847)	(123,533)	(98,188)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(183)	(1,291)	31,041	(9,951)
Net annuitization activity	(37,896)	8,969	(11,844)	40,204
Net increase (decrease) from contract owner transactions	(3,285,564)	(7,725,159)	(14,985,417)	(30,512,852)
Total increase (decrease) in net assets	(1,123,385)	(9,262,678)	(6,170,785)	(34,473,450)
Net assets at beginning of year	33,513,529	42,776,207	139,502,056	173,975,506
Net assets at end of year	$32,390,144	$33,513,529	$133,331,271	$139,502,056

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P68 Sub-Account		PI3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$17	$-	$(244,829)	$(220,925)
Net realized gains (losses)	(6)	-	(88,411)	574,464
Net change in unrealized appreciation/(depreciation)	(25)	-	990,098	(2,039,809)
Increase (decrease) in net assets from operations	(14)	-	656,858	(1,686,270)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	13,516	-	87,000	35,327
Transfers between Sub-Accounts
(including the Fixed Account), net	6,922	-	402,091	(329,434)
Withdrawals, surrenders, annuitizations
and contract charges	-	-	(1,718,387)	(3,497,291)
Net accumulation activity	20,438	-	(1,229,296)	(3,791,398)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	20,438	-	(1,229,296)	(3,791,398)
Total increase (decrease) in net assets	20,424	-	(572,438)	(5,477,668)
Net assets at beginning of year	-	-	15,177,351	20,655,019
Net assets at end of year	$20,424	$-	$14,604,913	$15,177,351

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P72 Sub-Account		P95 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$52,610	$(130,263)	$(25)	$-
Net realized gains (losses)	1,484,674	1,276,193	-	-
Net change in unrealized appreciation/(depreciation)	1,746,855	(2,419,747)	111	-
Increase (decrease) in net assets from operations	3,284,139	(1,273,817)	86	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	148,716	205,600	7,000	-
Transfers between Sub-Accounts
(including the Fixed Account), net	191,954	1,200,905	289	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,846,560)	(2,668,458)	(24)	-
Net accumulation activity	(1,505,890)	(1,261,953)	7,265	-
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,505,890)	(1,261,953)	7,265	-
Total increase (decrease) in net assets	1,778,249	(2,535,770)	7,351	-
Net assets at beginning of year	12,064,141	14,599,911	-	-
Net assets at end of year	$13,842,390	$12,064,141	$7,351	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P79 Sub-Account		W41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(81)	$-	$(4,084)	$(4,097)
Net realized gains (losses)	29	-	21,397	10,307
Net change in unrealized appreciation/(depreciation)	1,919	-	42,687	(38,996)
Increase (decrease) in net assets from operations	1,867	-	60,000	(32,786)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	15,406	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(312)	-	(10,586)	(4,884)
Withdrawals, surrenders, annuitizations
and contract charges	(54)	-	(28,856)	(29,338)
Net accumulation activity	15,040	-	(39,442)	(34,222)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	15,040	-	(39,442)	(34,222)
Total increase (decrease) in net assets	16,907	-	20,558	(67,008)
Net assets at beginning of year	-	-	236,808	303,816
Net assets at end of year	$16,907	$-	$257,366	$236,808

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	W42 Sub-Account
	December 31,	December 31,
	2019	2018
Operations:
Net investment income (loss)	$(538)	$(924)
Net realized gains (losses)	5,554	523
Net change in unrealized appreciation/(depreciation)	4,003	432
Increase (decrease) in net assets from operations	9,019	31
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	7,585
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,274)	(1,043)
Withdrawals, surrenders, annuitizations
and contract charges	(408)	(28,099)
Net accumulation activity	(2,682)	(21,557)
Annuitization Activity:
Annuitizations	-	-
Annuity payments and contract charges	-	-
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	-	-
Net increase (decrease) from contract owner transactions	(2,682)	(21,557)
Total increase (decrease) in net assets	6,337	(21,526)
Net assets at beginning of year	31,384	52,910
Net assets at end of year	$37,721	$31,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the "Variable Account") is a separate account of Delaware Life Insurance Company (the "Sponsor"). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts, Masters Prime contracts (collectively the "Contracts"), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into "Sub-Accounts". Each Sub-Account is invested in shares of a specific mutual fund (collectively the "Funds"), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-
Account	Previous Name	Effective Date
V43	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II	April 30, 2019
FE6	Franklin Templeton Founding Funds Allocation VIP Fund Class 2	May 1, 2019
C91	Columbia Variable Portfolio Select Large-Cap Value- Class 2	May 1, 2019
O19	Oppenheimer Capital Appreciation Fund/VA (Service Shares)	May 24, 2019
O23	Oppenheimer Conservative Balanced Fund/VA (Service Shares)	May 24, 2019
O20	Oppenheimer Global Fund/VA (Service Shares)	May 24, 2019
O04	Oppenheimer Main Street Small Cap Fund/VA (Service Shares)	May 24, 2019
O21	Oppenheimer Main Street Fund/VA (Service Shares)	May 24, 2019
M93	MFS VIT II International Value Portfolio S Class	June 1, 2019
M98	MFS VIT II International Value Portfolio I Class	June 1, 2019
PD6	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class	October 1, 2019

There were no liquidated, merged, or commenced Sub-Accounts during the current year.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C59, C60, C58, C89, C90	April 29, 2016
AC4, C91, G03, P68, P95, P79, AP0, AQ1, AS3, AQ3, L33	October 3, 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the Sponsor's management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2019. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub- Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the "Fixed Account". The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner's account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Annuitization

On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the "Code"). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management's estimates.

Subsequent events

The Sponsor's management has evaluated events subsequent to December 31, 2019 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

The spread of COVID-19 is worldwide, dislocating the capital markets and affecting every industry. There is considerable uncertainty around both the severity and the duration of the COVID-19 outbreak, and for that reason the future financial and other impacts of the pandemic on the Variable Account's net assets cannot reasonably be estimated at this time.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts' investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, "Fair Value Measurements and Disclosures", establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds' closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2019, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2019. There were no transfers between levels during the year ended December 31, 2019.

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2019, the deduction is at an effective annual rate as follows:

	Level	Level	Level	Level	Level	Level	Level	Level	Level
	1	2	3	4	5	6	7	8	9
Regatta	1.40%	-	-	-	-	-	-	-	-
Regatta Gold	1.25%	-	-	-	-	-	-	-	-
Regatta Classic	1.00%	-	-	-	-	-	-	-	-
Regatta Platinum	1.25%	-	-	-	-	-	-	-	-
Regatta Extra	1.30%	1.45%	1.55%	1.70%	-	-	-	-	-
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-	-
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-	-
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-	-
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	-
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	-	-
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	-
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	-
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-	-
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	-
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	-
Masters Extra II	1.40%	1.80%	-	-	-	-	-	-	-
Masters Choice II	1.05%	1.30%	1.45%	-	-	-	-	-	-
Masters Flex II	1.30%	1.70%	-	-	-	-	-	-	-
Masters I Share	0.50%	-	-	-	-	-	-	-	-
Masters Prime	0.85%

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex, Masters Flex II and Masters Prime. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, Masters Choice II and Masters Prime contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee ("Account Fee"). Distribution and administrative expense charges are reflected in the Statements of Operations.

Administration charges ("Account Fee")

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant's account value in the case of Regatta Gold, $30 in cash Masters Prime, $35 in the case of Regatta Extra and Regatta Platinum contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statements of Changes in Net Assets as part of "Withdrawals, surrenders, annuitizations, and contract charges" line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item "Annuity payments and contract charges" in the Statements of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, Masters VII, and Masters Prime; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line on the Statements of Changes in Net Assets.

Optional living benefit rider charges ("Benefit Fee")

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly	Joint Life Quarterly	Single Life Annual	Joint Life Annual
Secured Returns	Charge	Charge	Charge	Charge
	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges ("Benefit Fee") (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line on the Statements of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1,

2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 were as follows:

AL1	Purchases	Sales
	$6,115,503	$7,133,986
AO5	2,482,603	13,083,345
AM2	225,775	1,136,486
A98	1,785,509	5,285,714
AC4	98,405	8,205
A74	2,880,583	2,257,166
AP0	116,519	6,619
AQ1	10,483	3,487
AS3	117,133	7,154
AQ3	3,522	122
B18	25,214,324	69,376,778
L33	25,943	503
C71	2,527	1,783
C59	14,830	7,434
C60	1,162,162	15,383,096
C89	18,107	8,594
C90	1,039,955	5,028,969
C58	940,958	1,228,355
C91	37,527	4,463
FD7	13,676,770	20,114,318
F24	21,824,037	33,909,331
F88	571,032	900,855
FB9	2,328,540	2,746,704
F15	1,843,797	3,053,634
F41	13,301,632	19,462,801
FE3	11,792,783	43,350,404
T21	906,815	5,371,472
T20	9,147,982	16,132,254
FE6	2,980,097	3,701,618
T59	942,916	1,193,633
F56	4,472,133	3,716,308
F59	6,169,418	12,718,948
FF0	177,722	595,052
F54	17,049,859	25,012,952
FG8	27,315	104,450
F53	5,341,479	6,389,646
FJ9	73,450	220,142
T28	2,063,996	2,836,515
FJ0	27,481	99,002
G03	36,626	215
H24	71,847	184,647
H32	264,501	301,036
V35	1,104,082	1,527,043

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

V13	Purchases	Sales
	$5,103,715	$5,681,072
V11	10,669,727	17,081,138
AC1	375,100	858,637
J88	6,549,121	6,405,955
J94	3,581,725	3,493,628
L11	2,347,786	6,854,682
L18	3,086,013	6,490,233
L17	2,356,033	7,086,109
M07	22,057,527	46,055,327
M35	21,577,629	56,403,168
M31	15,448,018	25,342,816
M80	4,374,807	5,709,167
MF1	4,472,940	5,324,535
M41	4,994,901	7,501,241
M05	10,863,386	10,278,692
M42	8,133,512	11,774,022
M89	42,852,517	72,790,035
M82	14,089,877	26,495,586
M44	7,021,758	18,578,433
M40	4,029,545	12,523,818
M83	19,132,773	45,345,598
M08	9,486,281	25,069,211
MB6	27,492,918	43,058,600
MB7	7,199,401	12,773,859
MC0	4,998,149	9,496,347
MA0	16,882,558	23,910,003
MC2	15,685,500	18,022,014
MC1	8,970,646	10,227,024
MC3	1,387,787	2,560,624
MA1	1,870,086	4,465,705
MC4	1,501,872	1,423,109
MC5	102,864	147,380
MC6	6,905,081	8,956,746
MC7	271,178	289,458
MC8	8,472,332	13,702,007
MC9	797,997	1,351,409
MD0	2,990,558	6,968,598
M92	29,244,084	79,611,331
M96	8,235,505	13,890,774
MD2	16,724,783	28,604,967
MA6	5,305,966	9,324,139
MA3	3,697,649	7,403,140
M97	5,232,518	7,924,426
MD5	3,348,996	4,527,490
M98	3,551,043	7,843,481
M93	5,975,896	21,345,052
MD6	34,082,065	58,315,754
MB3	4,519,764	7,757,495
MD8	14,671,823	18,869,537

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

MD9	Purchases	Sales
	$48,627,939	$61,713,051
ME2	1,745,531	3,135,793
ME3	3,055,779	9,018,134
MA5	3,158,622	3,970,887
MA7	452,920	917,329
ME4	2,397,402	4,471,233
MA2	439,351	449,403
MF3	12,489,194	14,140,664
MF5	44,589,854	86,788,019
MF6	194,997	440,570
MF7	3,320,008	11,356,867
MF9	40,979,553	61,561,931
MG1	10,299,814	23,588,986
MF2	23,189,549	38,540,104
MG2	14,696,799	17,691,528
MG3	3,038,090	5,964,958
MG4	2,869,973	6,044,154
MG6	134,146,830	227,187,330
MG7	1,674,182	2,315,857
V44	3,126,424	3,945,495
V43	2,928,961	3,034,651
O19	2,173,071	3,761,390
O23	698,907	1,334,274
O20	2,813,885	4,444,050
O21	28,086,090	37,677,519
O04	680,303	1,095,493
PH2	7,014	84,687
P08	1,835,230	2,727,903
PC0	1,050,807	3,313,652
P70	26,976	70,626
P10	3,421,368	4,188,308
PK8	750,796	1,289,375
P20	67,201	308,382
PD6	13,715,206	65,338,259
P06	2,973,949	6,272,682
P07	14,482,799	27,711,143
P68	23,927	3,472
PI3	1,086,831	2,561,487
P72	3,211,249	3,493,316
P95	7,264	24
P79	15,434	475
W41	38,870	47,424
W42	6,635	3,502

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units	Units	Net Increase
AL1	Issued	Redeemed	(Decrease)
	83,787	467,198	(383,411)
AO5	176,999	1,054,756	(877,757)
AM2	12,539	114,893	(102,354)
A98	267,289	723,032	(455,743)
AC4	9,075	1,318	7,757
A74	84,446	105,745	(21,299)
AP0	11,864	1,002	10,862
AQ1	1,311	657	654
AS3	11,769	1,298	10,471
AQ3	333	10	323
B18	740,242	4,234,323	(3,494,081)
L33	2,577	40	2,537
C71	32	67	(35)
C59	1,029	419	610
C60	118,952	1,015,518	(896,566)
C89	1,270	374	896
C90	79,944	317,979	(238,035)
C58	27,610	111,712	(84,102)
C91	4,177	755	3,422
FD7	492,904	1,079,189	(586,285)
F24	289,968	1,567,565	(1,277,597)
F88	33,101	59,340	(26,239)
FB9	82,471	157,307	(74,836)
F15	30,189	161,034	(130,845)
F41	260,490	994,191	(733,701)
FE3	483,427	2,892,933	(2,409,506)
T21	75,211	355,796	(280,585)
T20	450,912	864,252	(413,340)
FE6	50,998	247,751	(196,753)
T59	74,720	118,673	(43,953)
F56	82,790	180,873	(98,083)
F59	203,302	827,988	(624,686)
FF0	6,047	39,301	(33,254)
F54	196,456	999,092	(802,636)
FG8	161	5,635	(5,474)
F53	45,769	174,660	(128,891)
FJ9	328	10,693	(10,365)
T28	117,401	201,333	(83,932)
FJ0	1,759	8,216	(6,457)
G03	3,537	15	3,522
H24	3,783	12,501	(8,718)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
H32	Issued	Redeemed	(Decrease)
	4,205	17,303	(13,098)
V35	40,986	81,073	(40,087)
V13	106,837	320,561	(213,724)
V11	207,244	937,160	(729,916)
AC1	14,801	57,611	(42,810)
J88	640,150	652,394	(12,244)
J94	111,541	143,871	(32,330)
L11	265,931	690,651	(424,720)
L18	48,322	217,590	(169,268)
L17	64,969	271,409	(206,440)
M07	1,027,266	3,547,464	(2,520,198)
M35	935,045	4,193,323	(3,258,278)
M31	161,948	737,262	(575,314)
M80	66,913	136,389	(69,476)
MF1	161,184	416,324	(255,140)
M41	71,771	239,110	(167,339)
M05	159,217	649,708	(490,491)
M42	99,148	609,045	(509,897)
M89	3,219,579	6,485,565	(3,265,986)
M82	117,300	1,239,211	(1,121,911)
M44	382,679	1,579,231	(1,196,552)
M40	226,734	1,051,318	(824,584)
M83	668,932	2,797,655	(2,128,723)
M08	224,789	1,347,128	(1,122,339)
MB6	447,455	1,433,080	(985,625)
MB7	103,461	427,058	(323,597)
MC0	167,522	403,489	(235,967)
MA0	805,221	1,290,464	(485,243)
MC2	125,837	560,511	(434,674)
MC1	185,019	434,894	(249,875)
MC3	39,571	89,932	(50,361)
MA1	88,756	262,007	(173,251)
MC4	82,226	85,393	(3,167)
MC5	5,918	9,175	(3,257)
MC6	76,512	237,867	(161,355)
MC7	6,380	10,875	(4,495)
MC8	74,011	457,612	(383,601)
MC9	16,708	57,901	(41,193)
MD0	52,649	237,907	(185,258)
M92	848,204	5,885,296	(5,037,092)
M96	421,864	755,470	(333,606)
MD2	1,209,196	2,231,702	(1,022,506)
MA6	138,094	349,447	(211,353)
MA3	136,514	376,595	(240,081)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
M97	Issued	Redeemed	(Decrease)
	74,111	314,822	(240,711)
MD5	119,764	273,625	(153,861)
M98	62,786	203,003	(140,217)
M93	246,767	1,221,829	(975,062)
MD6	662,674	2,433,309	(1,770,635)
MB3	71,447	265,135	(193,688)
MD8	1,397,857	1,762,463	(364,606)
MD9	6,051,856	7,526,615	(1,474,759)
ME2	53,234	163,598	(110,364)
ME3	68,827	385,220	(316,393)
MA5	138,876	203,970	(65,094)
MA7	17,680	46,786	(29,106)
ME4	46,000	268,136	(222,136)
MA2	14,218	11,317	2,901
MF3	219,376	684,198	(464,822)
MF5	1,279,358	5,147,877	(3,868,519)
MF6	4,278	13,666	(9,388)
MF7	120,320	545,010	(424,690)
MF9	283,585	2,418,989	(2,135,404)
MG1	870,910	1,945,575	(1,074,665)
MF2	2,307,410	3,986,883	(1,679,473)
MG2	1,556,616	1,935,082	(378,466)
MG3	54,681	275,658	(220,977)
MG4	53,330	277,459	(224,129)
MG6	1,477,254	10,682,819	(9,205,565)
MG7	20,639	84,642	(64,003)
V44	101,435	142,062	(40,627)
V43	73,947	111,349	(37,402)
O19	32,890	125,555	(92,665)
O23	35,468	114,641	(79,173)
O20	25,922	160,831	(134,909)
O21	181,495	1,311,461	(1,129,966)
O04	8,609	29,131	(20,522)
PH2	105	5,360	(5,255)
P08	113,365	189,473	(76,108)
PC0	67,754	270,653	(202,899)
P70	3,522	14,155	(10,633)
P10	512,152	778,471	(266,319)
PK8	17,773	41,910	(24,137)
P20	7,934	28,357	(20,423)
PD6	711,571	4,842,844	(4,131,273)
P06	186,368	392,546	(206,178)
P07	778,815	1,661,803	(882,988)
P68	2,533	638	1,895
PI3	137,373	254,022	(116,649)
P72	92,641	154,034	(61,393)
P95	667	3	664
P79	1,527	37	1,490
W41	149	1,669	(1,520)
W42	7	99	(92)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2018 were as follows:

	Units	Units	Net Increase
AL1	Issued	Redeemed	(Decrease)
	134,287	701,601	(567,314)
AO5	407,618	1,441,950	(1,034,332)
AM2	128,144	129,296	(1,152)
A98	871,819	884,210	(12,391)
A74	149,898	147,574	2,324
B18	1,231,342	5,269,642	(4,038,300)
C71	416	968	(552)
C59	114	891	(777)
C60	454,897	1,327,459	(872,562)
C89	8,527	4,624	3,903
C90	156,981	412,517	(255,536)
C58	76,713	97,028	(20,315)
FD7	982,399	1,562,785	(580,386)
F24	895,837	2,376,468	(1,480,631)
F88	7,867	28,681	(20,814)
FB9	43,351	153,012	(109,661)
F15	63,035	260,091	(197,056)
F41	626,702	1,178,590	(551,888)
FE3	1,472,322	3,556,874	(2,084,552)
T21	299,988	374,858	(74,870)
T20	563,052	868,538	(305,486)
FE6	72,570	460,642	(388,072)
T59	94,388	142,878	(48,490)
F56	71,322	154,939	(83,617)
F59	346,073	1,412,978	(1,066,905)
FF0	5,565	31,892	(26,327)
F54	329,682	1,238,796	(909,114)
FG8	1,135	1,419	(284)
F53	91,852	226,966	(135,114)
FJ9	2,748	22,566	(19,818)
T28	79,559	299,161	(219,602)
FJ0	1,357	5,240	(3,883)
H24	4,487	29,419	(24,932)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
H32	Issued	Redeemed	(Decrease)
	8,613	30,835	(22,222)
V35	58,249	147,202	(88,953)
V13	300,263	535,750	(235,487)
V11	670,395	1,410,942	(740,547)
AC1	36,589	43,536	(6,947)
J88	528,835	1,278,284	(749,449)
J94	191,191	180,266	10,925
L11	796,474	953,662	(157,188)
L18	73,517	259,662	(186,145)
L17	116,136	341,307	(225,171)
M07	1,017,977	4,394,642	(3,376,665)
M35	938,732	5,323,146	(4,384,414)
M31	273,952	747,122	(473,170)
M80	114,199	210,953	(96,754)
MF1	167,684	410,754	(243,070)
M41	156,462	352,700	(196,238)
M05	252,884	748,984	(496,100)
M42	317,335	795,571	(478,236)
M89	2,731,278	11,728,186	(8,996,908)
M82	369,532	1,772,430	(1,402,898)
M44	412,623	1,784,249	(1,371,626)
M40	414,598	1,640,484	(1,225,886)
M83	983,703	2,942,816	(1,959,113)
M08	721,408	1,911,360	(1,189,952)
MB6	386,031	1,483,882	(1,097,851)
MB7	153,914	522,021	(368,107)
MC0	129,282	391,368	(262,086)
MA0	952,795	2,486,450	(1,533,655)
MC2	164,101	607,307	(443,206)
MC1	408,647	542,129	(133,482)
MC3	47,432	127,574	(80,142)
MA1	246,139	357,663	(111,524)
MC4	27,201	96,068	(68,867)
MC5	10,836	23,469	(12,633)
MC6	61,221	271,361	(210,140)
MC7	9,837	29,634	(19,797)
MC8	132,346	581,321	(448,975)
MC9	24,493	73,970	(49,477)
MD0	71,539	239,434	(167,895)
M92	1,462,806	9,163,496	(7,700,690)
M96	407,761	924,658	(516,897)
MD2	1,069,015	3,758,310	(2,689,295)
MA6	224,162	462,718	(238,556)
MA3	143,235	541,740	(398,505)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
M97	Issued	Redeemed	(Decrease)
	133,066	281,803	(148,737)
MD5	202,504	318,935	(116,431)
M98	60,374	184,248	(123,874)
M93	440,732	1,111,294	(670,562)
MD6	2,075,854	3,958,183	(1,882,329)
MB3	59,492	304,184	(244,692)
MD8	1,757,546	2,374,027	(616,481)
MD9	6,585,723	8,239,542	(1,653,819)
ME2	47,370	146,234	(98,864)
ME3	250,936	442,784	(191,848)
MA5	124,684	223,983	(99,299)
MA7	16,025	51,680	(35,655)
ME4	115,844	280,690	(164,846)
MA2	11,323	30,964	(19,641)
MF3	339,420	976,609	(637,189)
MF5	892,881	6,128,409	(5,235,528)
MF6	5,085	19,378	(14,293)
MF7	310,004	1,049,062	(739,058)
MF9	796,483	3,343,563	(2,547,080)
MG1	1,225,399	3,112,952	(1,887,553)
MF2	1,232,615	5,867,500	(4,634,885)
MG2	1,208,275	3,433,369	(2,225,094)
MG3	124,496	297,934	(173,438)
MG4	151,319	399,938	(248,619)
MG6	2,597,158	13,982,208	(11,385,050)
MG7	66,290	120,707	(54,417)
V44	187,047	172,320	14,727
V43	140,270	186,545	(46,275)
O19	78,257	161,542	(83,285)
O23	66,883	152,836	(85,953)
O20	137,929	227,565	(89,636)
O21	361,949	1,397,427	(1,035,478)
O04	18,757	48,665	(29,908)
PH2	3,094	12,204	(9,110)
P08	124,585	345,680	(221,095)
PC0	88,861	346,030	(257,169)
P70	5,848	9,368	(3,520)
P10	527,137	1,360,136	(832,999)
PK8	47,732	121,934	(74,202)
P20	2,445	8,408	(5,963)
PD6	963,822	6,407,267	(5,443,445)
P06	175,093	676,852	(501,759)
P07	809,097	2,685,153	(1,876,056)
PI3	146,684	501,848	(355,164)
P72	143,060	194,936	(51,876)
W41	1,378	2,474	(1,096)
W42	307	1,173	(866)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Expense Ratio
	Units	lowest to highest4			Assets	Ratio1	lowest to highest2			Total Return3
AL1
2019	2,340,904	$18.0438	to $	15.0135	$37,855,824	2.30%	0.65%	to	2.25%	17.43%	to	15.56%
2018	2,724,315	15.3649	to	12.9921	37,903,067	1.65	0.65	to	2.25	(7.02)	to	(8.51)
2017	3,291,629	16.5251	to	14.2013	49,750,511	1.79	0.65	to	2.25	14.87	to	13.04
2016	3,865,256	14.3855	to	12.5630	51,387,951	1.79	0.65	to	2.25	3.76	to	2.09
2015	4,512,477	13.8637	to	12.3054	58,432,090	1.78	0.65	to	2.25	0.64	to	(0.99)
AO5
2019	5,551,012	14.0887	to	12.4059	72,077,915	1.77	0.65	to	2.10	14.49	to	12.83
2018	6,428,769	12.3054	to	10.6142	73,598,916	1.58	0.65	to	2.55	(7.95)	to	(9.71)
2017	7,463,101	13.3685	to	11.7555	93,739,200	1.77	0.65	to	2.55	13.58	to	11.43
2016	8,585,060	11.7699	to	10.5496	95,788,842	0.56	0.65	to	2.55	2.69	to	0.73
2015	9,592,149	11.4611	to	10.4731	105,174,303	0.59	0.65	to	2.55	(1.94)	to	(3.82)
AM2
2019	421,037	10.6537	to	9.6780	4,331,861	0.28	1.35	to	2.15	25.52	to	24.51
2018	523,391	8.4878	to	7.7730	4,303,059	0.42	1.35	to	2.15	(18.72)	to	(19.38)
2017	524,543	10.4423	to	9.6410	5,325,012	0.90	1.35	to	2.15	32.83	to	31.76
2016	713,443	7.8616	to	7.3171	5,466,235	-	1.35	to	2.15	(8.32)	to	(9.07)
2015	774,917	8.5754	to	8.0468	6,494,198	0.06	1.35	to	2.15	(3.50)	to	(4.28)
A98
2019	3,626,556	7.8914	to	7.1689	27,378,427	0.79	1.30	to	2.10	15.28	to	14.35
2018	4,082,299	6.8457	to	6.2693	26,841,883	1.07	1.30	to	2.10	(23.98)	to	(24.60)
2017	4,094,690	9.0054	to	8.1495	35,557,688	1.85	1.30	to	2.10	23.48	to	22.24
2016	5,133,617	7.2932	to	6.6668	36,247,936	1.05	1.30	to	2.30	(2.09)	to	(3.08)
2015	5,778,249	7.4488	to	6.8786	41,831,964	2.01	1.30	to	2.30	1.07	to	0.05
AC4
2019	7,757	11.6441			90,321	-	1.20			32.76
A74
2019	576,830	23.9137	to	20.8218	12,498,367	0.33	0.65	to	2.30	19.12	to	17.16
2018	598,129	20.0747	to	17.7721	11,122,134	0.22	0.65	to	2.30	(15.85)	to	(17.24)
2017	595,805	23.8553	to	21.4756	13,307,996	0.27	0.65	to	2.30	12.12	to	10.27
2016	523,358	21.2769	to	19.4750	10,562,629	0.42	0.65	to	2.30	23.98	to	21.92
2015	437,564	17.1614	to	15.9732	7,178,377	0.50	0.65	to	2.30	(6.31)	to	(7.86)
AP0
2019	10,862	11.0364			119,876	1.17	1.20			28.88
AQ1
2019	654	10.8711			7,109	7.73	1.20			24.35
AS3
2019	10,471	10.9039			114,179	6.29	1.20			19.48
AQ3
2019	323	11.4968			3,715	2.05	1.20			27.27
B18
2019	22,286,973	15.3292	to	16.1552	390,773,237	1.22	0.65	to	2.35	16.99	to	15.01
2018	25,781,054	13.1029	to	14.0473	390,316,328	0.81	0.65	to	2.35	(8.18)	to	(9.75)
2017	29,819,354	14.2705	to	15.5648	496,768,753	1.22	0.65	to	2.35	12.97	to	11.06
2016	35,145,601	12.6320	to	14.0152	523,480,827	1.15	0.65	to	2.35	3.13	to	1.37
2015	40,093,659	12.2486	to	13.8264	584,729,720	0.98	0.65	to	2.35	(1.64)	to	(3.33)
L33
2019	2,537	10.8900			27,625	0.71	1.20			31.06
C655
2016	-	9.8054	to	12.3340	-	0.80	1.30	to	2.10	(4.24)	to	(4.49)
2015	513,806	10.2392	to	12.9140	6,857,974	0.28	1.30	to	2.10	(1.33)	to	(2.13)
C616
2016	-	17.1122	to	16.0816	-	-	1.35	to	1.90	(6.80)	to	(6.97)
2015	3,018	17.9633	to	17.7677	53,720	-	1.55	to	1.65	(3.28)	to	(13.42)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
C627
2016	-	$15.5095	to $	11.8811	$-	-%	0.65%	to	2.30%	(6.66%)	to	(7.17%)
2015	5,635,627	16.6154	to	12.7981	76,304,541	-	0.65	to	2.30	0.60	to	(1.07)
C648
2016	-	17.4651	to	14.6266	-	0.19	0.65	to	2.25	(0.66)	to	(1.19)
2015	1,572,715	17.5816	to	14.7239	24,527,188	-	0.65	to	2.30	1.22	to	(0.54)
C71
2019	944	22.5273	to	22.1927	21,229	0.27	1.65	to	1.75	18.99	to	18.88
2018	979	18.9315	to	18.4082	18,507	0.20	1.65	to	1.85	(19.52)	to	(19.69)
2017	1,531	23.8314	to	22.9200	35,534	0.33	1.65	to	1.85	12.23	to	11.89
2016	2,366	21.2353	to	20.4850	49,461	0.39	1.55	to	1.85	30.68	to	30.29
2015	2,127	16.2493	to	15.7231	34,255	0.56	1.55	to	1.85	(7.77)	to	(8.05)
C59
2019	3,939	16.8147	to	16.5058	65,592	-	1.35	to	1.85	34.07	to	33.40
2018	3,329	12.4742	to	12.3734	41,354	-	1.55	to	1.85	(5.43)	to	(5.72)
2017	4,106	13.2350	to	13.1127	54,028	-	1.55	to	1.85	26.41	to	25.72
2016	47,225	10.4695	to	10.5251	493,355	-	1.35	to	2.10	4.70	to	5.25
C60
2019	3,355,394	17.1081	to	16.2133	55,246,600	-	0.65	to	2.10	34.65	to	32.70
2018	4,251,960	12.7053	to	12.2179	52,539,863	-	0.65	to	2.10	(4.76)	to	(6.15)
2017	5,124,522	13.3407	to	12.9747	67,191,797	-	0.65	to	2.10	27.01	to	24.92
2016	6,524,247	10.5036	to	10.3862	68,050,656	-	0.65	to	2.30	5.04	to	3.86
C89
2019	9,175	16.9851	to	16.7973	154,346	-	1.65	to	1.95	29.59	to	29.20
2018	8,279	13.2139	to	13.0013	107,634	-	1.35	to	1.95	(3.72)	to	(4.30)
2017	4,376	13.7243	to	13.6550	59,794	-	1.35	to	1.65	31.24	to	30.85
2016	7,157	10.4571	to	10.4571	74,841	-	1.35	to	1.35	4.57	to	4.57
C90
2019	987,736	17.4648	to	16.5514	16,597,423	-	0.65	to	2.10	30.58	to	28.69
2018	1,225,771	13.3747	to	12.8616	15,948,283	-	0.65	to	2.10	(3.29)	to	(4.70)
2017	1,481,307	13.8294	to	13.4615	20,174,133	-	0.65	to	2.10	31.83	to	29.72
2016	2,020,327	10.4906	to	10.3770	21,055,048	-	0.65	to	2.25	4.91	to	3.77
C58
2019	380,321	12.3754	to	12.0129	4,641,220	1.80	1.30	to	2.10	23.53	to	22.53
2018	464,423	10.0185	to	9.8039	4,605,013	2.57	1.30	to	2.10	(17.90)	to	(18.56)
2017	484,738	12.2025	to	12.0386	5,875,958	1.89	1.30	to	2.10	25.54	to	24.53
2016	615,937	9.8447	to	9.6674	5,971,463	1.10	1.30	to	2.10	(1.55)	to	(3.33)
C91
2019	3,422	10.5818			36,216	-		1.20		24.91
FD7
2019	5,062,414	21.7589	to	18.6826	102,797,537	1.53	0.65	to	2.25	23.31	to	21.34
2018	5,648,699	17.6458	to	15.3970	93,952,498	1.26	0.65	to	2.25	(5.06)	to	(6.59)
2017	6,229,085	18.5872	to	16.4832	110,189,532	1.29	0.65	to	2.25	15.36	to	13.52
2016	6,637,474	16.1118	to	14.5197	102,788,152	1.13	0.65	to	2.25	6.28	to	4.57
2015	7,553,495	15.1593	to	14.3059	111,120,652	1.25	0.65	to	2.30	(0.29)	to	1.48
F24
2019	6,086,530	27.5338	to	21.4915	142,358,463	0.21	0.65	to	2.35	30.42	to	28.21
2018	7,364,127	21.1113	to	16.7628	133,455,014	0.43	0.65	to	2.35	(7.25)	to	(8.83)
2017	8,844,758	22.7613	to	18.3870	174,643,966	0.75	0.65	to	2.35	20.80	to	18.75
2016	11,005,874	18.8423	to	15.4835	181,782,257	0.58	0.65	to	2.35	7.03	to	5.20
2015	12,707,426	17.6047	to	14.7183	198,122,776	0.77	0.65	to	2.35	(0.24)	to	(1.94)
F88
2019	129,978	18.1424	to	16.2854	2,233,208	1.67	1.35	to	2.10	14.19	to	13.33
2018	156,217	15.8877	to	14.3697	2,352,321	1.34	1.35	to	2.10	(5.56)	to	(6.27)
2017	177,031	16.8227	to	15.3314	2,838,467	1.24	1.35	to	2.10	11.28	to	10.44
2016	207,643	15.1173	to	13.8816	3,001,549	1.27	1.35	to	2.10	3.81	to	3.02
2015	215,408	14.5625	to	13.4747	3,006,722	1.46	1.35	to	2.10	(1.87)	to	(2.62)
FB9
2019	657,257	19.0399	to	17.0910	11,901,135	1.76	1.35	to	2.10	16.38	to	15.51
2018	732,093	16.4691	to	14.5012	11,440,547	1.33	1.30	to	2.25	(6.52)	to	(7.41)
2017	841,754	17.6171	to	15.6620	14,133,977	1.18	1.30	to	2.25	13.31	to	12.24
2016	1,020,459	15.5472	to	13.9546	15,173,885	1.17	1.30	to	2.25	4.20	to	3.20
2015	1,266,991	14.9198	to	13.5217	18,207,001	1.50	1.30	to	2.25	(1.80)	to	(2.75)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
F15
2019	1,025,139	$19.6253	to $	16.9923	$19,154,940	1.75%	1.30%	to	2.30%	18.32%	to	17.14%
2018	1,155,984	16.5860	to	14.5061	18,320,292	1.21	1.30	to	2.30	(7.30)	to	(8.24)
2017	1,353,040	17.8926	to	15.8083	23,206,885	1.20	1.30	to	2.30	14.76	to	13.61
2016	1,691,367	15.5919	to	13.9150	25,385,912	1.20	1.30	to	2.30	4.43	to	3.37
2015	2,026,917	14.9308	to	13.4614	29,229,313	1.53	1.30	to	2.30	(1.75)	to	(2.75)
F41
2019	3,638,561	20.8766	to	19.6798	77,323,129	0.66	0.65	to	2.25	22.37	to	20.42
2018	4,372,262	17.0599	to	16.3429	76,689,077	0.41	0.65	to	2.25	(15.33)	to	(16.69)
2017	4,924,150	20.1484	to	19.6170	103,099,597	0.48	0.65	to	2.25	19.76	to	17.85
2016	6,007,337	16.8246	to	15.6761	106,126,074	0.28	0.65	to	2.30	11.20	to	3.49
2015	7,301,226	15.1306	to	15.1469	117,171,457	0.24	0.65	to	2.30	(2.27)	to	(3.89)
FE3
2019	13,956,758	15.5308	to	14.3662	220,190,765	0.30	0.65	to	2.35	16.62	to	14.64
2018	16,366,264	13.3179	to	12.2318	223,656,663	2.11	0.65	to	2.55	(11.13)	to	(12.83)
2017	18,450,816	14.9865	to	14.0320	286,667,341	0.99	0.65	to	2.55	13.83	to	11.68
2016	22,736,161	13.1653	to	12.5649	313,290,374	0.53	0.65	to	2.55	4.49	to	2.49
2015	25,596,651	12.6001	to	12.2598	340,985,348	0.60	0.65	to	2.55	1.18	to	(0.76)
T21
2019	1,213,365	18.0670	to	15.7564	20,664,498	0.99	1.30	to	2.25	25.05	to	23.86
2018	1,493,950	14.4474	to	12.6351	20,434,049	0.86	1.30	to	2.30	(16.89)	to	(17.73)
2017	1,568,820	17.3842	to	15.3587	25,935,308	0.99	1.30	to	2.30	38.59	to	37.20
2016	2,224,462	12.5433	to	11.1941	26,654,823	0.83	1.30	to	2.30	15.92	to	14.74
2015	2,802,285	10.8211	to	9.7559	29,094,768	2.00	1.30	to	2.30	(20.65)	to	(21.45)
T20
2019	3,970,974	16.8684	to	17.5788	77,960,240	1.75	1.30	to	2.50	11.07	to	9.73
2018	4,384,314	15.1872	to	16.0195	77,842,413	2.62	1.30	to	2.50	(16.54)	to	(17.56)
2017	4,689,800	18.1981	to	19.4305	100,198,304	2.57	1.30	to	2.50	15.18	to	13.80
2016	5,668,828	15.7992	to	17.0744	105,713,504	2.01	1.30	to	2.50	5.78	to	4.50
2015	6,850,839	14.9357	to	18.1124	121,352,263	3.09	1.30	to	2.55	(7.71)	to	1.67
FE6
2019	1,669,351	16.2337	to	14.5715	26,197,758	3.54	1.35	to	2.25	18.25	to	17.18
2018	1,866,104	13.7288	to	12.0292	24,844,546	2.98	1.35	to	2.55	(10.87)	to	(11.95)
2017	2,254,176	15.4036	to	13.6620	33,745,241	2.69	1.35	to	2.55	10.47	to	9.15
2016	2,475,754	13.9431	to	12.5173	33,663,567	3.95	1.35	to	2.55	11.65	to	10.29
2015	3,088,382	12.4880	to	11.3489	37,738,539	2.79	1.35	to	2.55	(7.48)	to	(8.61)
T59
2019	427,256	11.4894	to	10.0037	4,468,153	6.55	0.65	to	2.30	1.20	to	(0.47)
2018	471,209	11.3537	to	9.8660	4,917,758	-	0.65	to	2.55	1.23	to	(0.70)
2017	519,699	11.2156	to	9.9355	5,415,144	-	0.65	to	2.55	1.10	to	(0.81)
2016	531,876	11.0934	to	10.0171	5,559,572	-	0.65	to	2.55	2.20	to	0.25
2015	620,029	10.8545	to	9.9925	6,420,065	7.82	0.65	to	2.55	(5.01)	to	(6.83)
F56
2019	642,518	17.7181	to	20.6892	14,491,099	2.71	1.30	to	2.25	13.66	to	12.58
2018	740,601	15.5885	to	18.3774	14,774,999	1.96	1.30	to	2.25	(15.96)	to	(16.77)
2017	824,218	18.5490	to	22.0791	19,669,139	1.63	1.30	to	2.25	16.97	to	15.85
2016	1,040,279	15.8582	to	19.0576	21,317,014	2.04	1.30	to	2.25	8.19	to	7.15
2015	1,224,047	14.6571	to	17.3044	23,282,566	2.58	1.30	to	2.25	(7.70)	to	(11.06)
F59
2019	3,499,450	17.2950	to	14.6110	55,707,188	5.27	0.65	to	2.30	15.31	to	13.40
2018	4,124,136	14.9993	to	12.8840	57,532,026	4.88	0.65	to	2.30	(4.93)	to	(6.51)
2017	5,191,041	15.7769	to	13.7804	76,940,338	4.16	0.65	to	2.30	8.96	to	7.17
2016	6,181,841	14.4793	to	12.8587	84,955,589	4.95	0.65	to	2.30	13.28	to	11.40
2015	7,202,924	12.7816	to	11.5427	88,276,667	4.65	0.65	to	2.30	(7.66)	to	(9.19)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
FF0
2019	97,632	$15.9829	to $	15.0064	$1,539,309	4.92%	1.35%	to	2.10%	14.49%	to	13.62%
2018	130,886	13.9607	to	13.2072	1,804,932	4.63	1.35	to	2.10	(5.71)	to	(6.42)
2017	157,213	14.8062	to	14.1139	2,301,820	3.85	1.35	to	2.10	8.08	to	7.26
2016	174,678	13.6995	to	13.1580	2,367,221	4.61	1.35	to	2.10	12.33	to	11.48
2015	221,349	12.1956	to	11.8032	2,675,685	4.38	1.35	to	2.10	(8.40)	to	(9.10)
F54
2019	4,608,107	20.5707	to	23.7028	121,896,779	1.78	0.65	to	2.30	21.78	to	19.77
2018	5,410,743	16.8922	to	18.0108	118,801,510	2.29	0.65	to	2.55	(9.66)	to	(11.38)
2017	6,319,857	18.6985	to	20.3246	155,223,568	2.18	0.65	to	2.55	7.65	to	5.61
2016	7,296,500	17.3704	to	19.2457	168,372,832	1.98	0.65	to	2.55	15.30	to	13.10
2015	9,046,135	15.0650	to	17.0167	183,026,033	2.98	0.65	to	2.55	(5.55)	to	(7.36)
FG8
2019	11,683	19.6320	to	18.5107	224,329	1.45	1.35	to	2.05	20.79	to	19.94
2018	17,157	16.2532	to	15.4333	274,591	2.27	1.35	to	2.05	(10.39)	to	(11.02)
2017	17,441	18.1374	to	17.3450	312,227	2.13	1.35	to	2.05	6.80	to	6.05
2016	17,750	16.9831	to	16.3559	298,131	1.91	1.35	to	2.05	14.38	to	13.56
2015	19,752	14.8484	to	14.4022	290,680	2.95	1.35	to	2.05	(6.33)	to	(7.00)
F53
2019	564,908	24.7045	to	36.2616	22,684,408	1.05	0.65	to	2.30	25.53	to	23.46
2018	693,799	19.6805	to	26.3599	22,434,949	0.90	0.65	to	2.55	(13.45)	to	(15.10)
2017	828,913	22.7376	to	31.0472	31,372,808	0.52	0.65	to	2.55	9.93	to	7.85
2016	975,482	20.6828	to	28.7869	33,974,255	0.83	0.65	to	2.55	29.34	to	26.87
2015	1,241,308	15.9909	to	22.6902	33,770,572	0.63	0.65	to	2.55	(7.99)	to	(9.75)
FJ9
2019	11,424	23.3463	to	22.0128	261,610	1.07	1.35	to	2.05	24.53	to	23.66
2018	21,789	18.7476	to	17.8018	400,380	0.79	1.35	to	2.05	(14.19)	to	(14.79)
2017	41,607	21.8470	to	20.8925	899,453	0.44	1.35	to	2.05	9.08	to	8.31
2016	44,227	20.0288	to	19.2891	877,516	0.65	1.35	to	2.05	28.36	to	27.45
2015	52,597	15.6030	to	15.1342	813,592	0.53	1.35	to	2.05	(8.77)	to	(9.42)
T28
2019	846,888	13.1901	to	13.5381	12,325,639	5.06	0.65	to	2.25	7.35	to	5.64
2018	930,820	12.2867	to	12.8155	12,748,164	2.76	0.65	to	2.25	(2.77)	to	(4.34)
2017	1,150,422	12.6373	to	13.3963	16,389,786	2.97	0.65	to	2.25	3.88	to	2.22
2016	1,385,829	12.1651	to	13.1050	19,230,035	3.46	0.65	to	2.25	7.24	to	5.51
2015	1,632,712	11.3441	to	12.4205	21,339,869	6.56	0.65	to	2.25	(4.49)	to	(6.03)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
FJ0
2019	12,959	$12.1933	to $	11.4969	$155,855	4.56%	1.35%	to	2.05%	6.48%	to	5.73%
2018	19,416	11.4511	to	10.8734	220,573	2.44	1.35	to	2.05	(3.56)	to	(4.24)
2017	23,299	11.8738	to	11.3549	274,294	2.49	1.35	to	2.05	3.06	to	2.33
2016	28,744	11.5214	to	11.0959	329,206	3.06	1.35	to	2.05	6.41	to	5.65
2015	33,869	11.3392	to	10.5022	364,463	5.99	0.65	to	2.05	(3.07)	to	(5.94)
G03
2019	3,522	10.3727			36,538	6.25	1.20			23.43
H24
2019	55,201	14.4934	to	13.5511	783,087	2.65	1.35	to	1.90	5.85	to	5.27
2018	63,919	13.6922	to	12.8733	858,394	3.63	1.35	to	1.90	(5.86)	to	(6.39)
2017	88,851	14.5448	to	13.7514	1,272,105	3.12	1.35	to	1.90	(2.91)	to	(3.45)
2016	103,249	14.9810	to	14.2426	1,527,346	4.49	1.35	to	1.90	5.52	to	4.94
2015	135,046	14.1967	to	13.5725	1,892,317	3.96	1.35	to	1.90	(4.37)	to	(4.90)
H279
2015	-	9.6560	to	9.1381	-	1.75	1.35	to	2.10	3.03	to	2.89
H32
2019	55,082	19.2814	to	17.5910	1,040,138	-	1.35	to	2.10	22.33	to	21.41
2018	68,180	15.7616	to	14.4888	1,054,406	0.66	1.35	to	2.10	(8.44)	to	(9.13)
2017	90,402	17.2141	to	15.9449	1,530,826	0.52	1.35	to	2.10	15.94	to	15.07
2016	122,712	14.8475	to	13.8570	1,796,035	0.62	1.35	to	2.10	9.51	to	8.67
2015	157,815	13.5587	to	12.7511	2,112,682	0.52	1.35	to	2.10	(8.42)	to	(9.12)
V35
2019	271,291	20.6752	to	18.8957	5,387,511	0.41	1.35	to	2.10	23.03	to	22.10
2018	311,378	16.8049	to	15.4750	5,050,033	0.18	1.35	to	2.10	(14.05)	to	(14.70)
2017	400,331	19.5512	to	18.1415	7,594,507	0.58	1.35	to	2.10	8.21	to	7.39
2016	523,944	18.0681	to	15.3400	9,219,910	0.11	1.35	to	2.10	13.66	to	12.80
2015	658,892	15.8962	to	14.9758	10,234,351	0.01	1.35	to	2.10	(10.58)	to	(11.26)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
V13
2019	1,331,139	$24.9503	to $	17.7062	$25,022,831	1.67%	0.65%	to	2.10%	24.13%	to	22.33%
2018	1,544,863	20.1003	to	13.7074	23,624,426	1.36	0.65	to	2.55	(12.94)	to	(14.60)
2017	1,780,350	23.0876	to	16.0509	31,650,617	1.95	0.65	to	2.55	16.81	to	14.60
2016	2,109,158	19.7645	to	14.0059	32,417,640	1.29	0.65	to	2.55	16.23	to	14.00
2015	2,533,709	17.0051	to	12.2855	33,829,593	1.58	0.65	to	2.55	(6.80)	to	(8.59)
V11
2019	4,591,136	20.2592	to	18.2691	88,979,408	2.26	0.65	to	2.10	19.23	to	17.50
2018	5,321,052	16.9917	to	15.5479	87,367,855	1.92	0.65	to	2.10	(10.32)	to	(11.62)
2017	6,061,599	18.9464	to	17.5930	112,135,840	1.47	0.65	to	2.10	10.06	to	8.47
2016	6,225,472	17.2143	to	16.2194	105,689,244	1.61	0.65	to	2.10	14.09	to	12.42
2015	7,299,418	15.0885	to	14.4270	109,646,517	2.17	0.65	to	2.10	(3.22)	to	(4.63)
AC1
2019	151,039	16.2221	to	15.2308	2,379,791	1.23	1.35	to	2.10	26.51	to	25.56
2018	193,849	12.8226	to	12.1304	2,426,299	1.77	1.35	to	2.10	(16.35)	to	(16.99)
2017	200,796	15.3295	to	14.6127	3,015,957	1.22	1.35	to	2.10	21.08	to	20.17
2016	210,017	12.6609	to	12.1604	2,613,067	1.15	1.35	to	2.10	(2.04)	to	(2.78)
2015	243,180	12.9242	to	12.5084	3,100,461	1.41	1.35	to	2.10	(3.93)	to	(4.66)
J88
2019	3,728,909	11.7765	to	10.4285	40,491,756	2.38	0.65	to	2.10	7.17	to	5.61
2018	3,741,153	10.9890	to	9.8743	38,269,637	2.30	0.65	to	2.10	(0.88)	to	(2.32)
2017	4,490,602	11.0863	to	9.9802	46,803,470	2.39	0.65	to	2.10	2.63	to	0.94
2016	4,467,729	10.8018	to	9.8869	45,830,587	2.50	0.65	to	2.30	1.17	to	(0.51)
2015	3,583,990	10.6765	to	10.0247	36,693,573	3.11	0.65	to	2.10	0.21	to	(1.25)
J94
2019	574,362	29.7517	to	26.3469	15,769,422	0.62	0.65	to	2.10	30.59	to	28.69
2018	606,692	22.7832	to	20.4724	12,883,908	0.62	0.65	to	2.10	(7.03)	to	(8.39)
2017	595,767	24.5064	to	22.3467	13,758,720	0.69	0.65	to	2.10	21.25	to	19.50
2016	610,046	20.2108	to	18.7003	11,727,631	0.71	0.65	to	2.10	9.97	to	8.37
2015	613,320	18.3776	to	17.2559	10,824,807	0.91	0.65	to	2.10	(0.06)	to	(1.52)
L11
2019	2,926,589	10.7242	to	9.8276	31,286,383	0.88	0.65	to	2.35	17.37	to	15.38
2018	3,351,309	9.1367	to	8.5174	30,828,463	1.85	0.65	to	2.35	(19.09)	to	(20.47)
2017	3,508,497	11.2922	to	10.7098	40,317,841	1.68	0.65	to	2.35	27.00	to	24.85
2016	4,251,904	8.8917	to	8.5784	38,857,707	1.00	0.65	to	2.35	19.99	to	17.94
2015	5,273,665	7.4101	to	7.2733	40,573,672	1.13	0.65	to	2.35	(20.58)	to	(21.94)
L18
2019	665,279	27.3000	to	29.6554	21,837,274	-	0.65	to	2.35	35.48	to	33.18
2018	834,547	20.1504	to	21.7574	20,439,006	-	0.65	to	2.50	(3.52)	to	(5.32)
2017	1,020,692	20.8862	to	22.9788	26,220,456	-	0.65	to	2.50	22.11	to	19.86
2016	1,243,093	17.1039	to	19.1710	26,470,868	-	0.65	to	2.50	0.58	to	(1.30)
2015	1,472,427	17.0061	to	19.4230	31,539,261	-	0.65	to	2.50	2.06	to	0.15
L17
2019	1,152,329	22.3933	to	25.2104	31,755,340	1.20	0.65	to	2.25	20.73	to	18.80
2018	1,358,769	18.5489	to	21.0581	31,371,127	1.43	0.65	to	2.30	(8.76)	to	(10.27)
2017	1,583,940	20.3289	to	23.4681	40,528,331	1.01	0.65	to	2.30	11.85	to	10.00
2016	1,720,494	18.1758	to	21.3338	39,783,024	1.08	0.65	to	2.30	14.99	to	13.08
2015	2,037,566	15.8061	to	18.8657	41,432,558	1.08	0.65	to	2.30	(4.07)	to	(5.66)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
M07
2019	20,851,912	$15.0746	to $	14.3983	$308,554,370	2.32%	1.15%	to	1.85%	19.01%	to	18.17%
2018	23,372,110	12.6662	to	12.1847	291,492,108	2.16	1.15	to	1.85	(6.69)	to	(7.36)
2017	26,748,775	13.5747	to	13.1528	358,797,486	2.33	1.15	to	1.85	11.02	to	10.23
2016	29,910,041	12.2267	to	11.9316	362,343,544	2.88	1.15	to	1.85	7.85	to	7.08
2015	33,503,120	11.3363	to	11.1431	377,393,483	2.58	1.15	to	1.85	(1.50)	to	(2.21)
M35
2019	19,920,899	15.3152	to	13.7245	286,329,571	2.10	0.65	to	2.35	19.34	to	17.31
2018	23,179,177	12.8336	to	11.5711	281,998,243	1.94	0.65	to	2.55	(6.49)	to	(8.27)
2017	27,563,591	13.7237	to	12.6143	362,120,950	2.12	0.65	to	2.55	11.30	to	9.19
2016	32,522,599	12.3304	to	11.5526	387,743,049	2.61	0.65	to	2.55	8.11	to	6.04
2015	38,061,626	11.4057	to	10.8944	423,982,545	2.32	0.65	to	2.55	(1.23)	to	(3.11)
M31
2019	3,740,843	21.0558	to	19.9683	152,966,150	-	1.00	to	1.85	36.77	to	35.60
2018	4,316,157	15.3951	to	14.7254	128,977,969	0.09	1.00	to	1.85	1.64	to	0.77
2017	4,789,327	15.1470	to	14.6133	141,290,687	0.10	1.00	to	1.85	30.10	to	28.99
2016	5,426,005	11.6429	to	11.3291	123,629,170	0.04	1.00	to	1.85	1.42	to	0.55
2015	6,024,171	11.4800	to	11.2673	136,388,570	0.15	1.00	to	1.85	6.48	to	5.57
M80
2019	512,464	33.4741	to	51.7228	22,382,240	-	0.65	to	2.25	36.88	to	34.70
2018	581,940	24.4544	to	38.3992	18,852,039	-	0.65	to	2.25	1.74	to	0.11
2017	678,694	24.0356	to	38.3580	21,420,058	-	0.65	to	2.25	30.24	to	28.16
2016	863,914	18.4555	to	28.9819	21,240,396	-	0.65	to	2.30	1.51	to	(2.62)
2015	851,571	18.1802	to	29.7614	20,421,532	-	0.65	to	2.30	6.60	to	4.83
MF1
2019	1,585,873	15.9313	to	13.8562	23,780,230	-	1.15	to	1.85	37.08	to	36.11
2018	1,841,013	11.6216	to	10.1803	20,181,465	-	1.15	to	1.85	0.08	to	(0.64)
2017	2,084,083	11.6128	to	10.2460	22,916,943	0.12	1.15	to	1.85	25.56	to	24.66
2016	2,360,839	9.2491	to	8.2190	20,746,816	-	1.15	to	1.85	3.72	to	2.97
2015	2,692,372	8.9176	to	7.9820	22,872,751	-	1.15	to	1.85	3.42	to	2.68
M41
2019	788,367	28.6884	to	33.6261	25,548,387	-	0.65	to	2.30	37.38	to	35.12
2018	955,706	20.8824	to	24.8865	23,268,767	-	0.65	to	2.30	0.29	to	(1.37)
2017	1,151,944	15.3076	to	22.9447	28,534,920	-	1.15	to	2.30	25.23	to	23.72
2016	1,460,801	12.2240	to	18.5451	29,172,668	-	1.15	to	2.35	3.41	to	2.16
2015	1,724,133	11.8206	to	18.1534	33,576,678	-	1.15	to	2.35	3.23	to	1.98
M05
2019	2,988,255	18.1945	to	17.3698	53,070,736	-	1.00	to	1.85	40.29	to	39.09
2018	3,478,746	12.9696	to	12.4881	44,227,317	-	1.00	to	1.85	(2.47)	to	(3.30)
2017	3,974,846	13.2975	to	12.9145	52,059,415	-	1.00	to	1.85	25.39	to	24.33
2016	4,550,411	10.6045	to	10.3875	47,735,809	-	1.00	to	1.85	7.96	to	7.03
2015	5,274,363	9.8226	to	9.7048	51,473,702	-	1.00	to	1.85	(2.87)	to	(3.70)
M42
2019	1,693,473	24.6879	to	21.8430	36,002,846	-	0.65	to	2.35	40.36	to	37.98
2018	2,203,370	17.5893	to	15.6340	34,009,316	-	0.65	to	2.55	(2.36)	to	(4.22)
2017	2,681,606	18.0142	to	16.3232	42,999,861	-	0.65	to	2.55	25.51	to	23.14
2016	3,472,298	14.3524	to	13.2562	45,183,766	-	0.65	to	2.55	8.09	to	6.02
2015	4,234,433	13.2781	to	12.5030	51,679,700	-	0.65	to	2.55	(2.78)	to	(4.64)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
M89
2019	37,989,667	$12.4721	to $	10.8599	$438,069,818	3.15%	0.65%	to	2.30%	9.21%	to	7.41%
2018	41,255,653	11.4207	to	9.9244	439,785,816	2.95	0.65	to	2.55	(1.97)	to	(3.84)
2017	50,252,561	11.6505	to	10.3209	551,839,591	3.10	0.65	to	2.55	3.51	to	1.55
2016	54,097,481	11.2556	to	10.1637	579,337,780	3.20	0.65	to	2.55	3.33	to	1.36
2015	58,329,019	10.8924	to	10.0275	610,129,654	2.99	0.65	to	2.55	(1.23)	to	(3.12)
M82
2019	5,170,576	24.2777	to	21.8715	116,695,377	0.58	0.65	to	2.10	31.74	to	29.83
2018	6,292,487	18.4283	to	16.8461	108,924,665	0.44	0.65	to	2.10	(5.25)	to	(6.63)
2017	7,695,385	19.4490	to	18.0426	142,050,646	1.09	0.65	to	2.10	22.27	to	20.50
2016	9,907,870	15.9063	to	14.6264	151,167,809	0.51	0.65	to	2.30	7.78	to	4.42
2015	11,612,965	14.7576	to	14.0971	166,083,179	0.45	0.65	to	2.10	(0.12)	to	(1.58)
M44
2019	7,697,178	13.2329	to	12.7289	100,358,195	3.96	1.15	to	1.85	23.64	to	22.76
2018	8,893,730	10.7023	to	10.3685	94,027,310	1.09	1.15	to	1.85	(0.10)	to	(0.81)
2017	10,265,356	10.7128	to	10.4535	109,070,327	4.23	1.15	to	1.85	13.53	to	12.72
2016	11,888,231	9.4362	to	9.2738	111,519,024	3.84	1.15	to	1.85	10.20	to	9.41
2015	13,586,264	8.5625	to	8.4762	115,876,289	4.13	1.15	to	1.85	(15.49)	to	(16.10)
M40
2019	3,882,378	13.1581	to	12.2558	49,315,500	3.71	1.00	to	2.30	23.56	to	21.95
2018	4,706,962	10.6496	to	10.0500	48,720,378	0.83	1.00	to	2.30	(0.20)	to	(1.51)
2017	5,932,848	10.6711	to	10.2037	61,936,024	3.99	1.00	to	2.30	13.35	to	11.88
2016	7,287,818	9.4141	to	9.1202	67,546,731	3.56	1.00	to	2.30	10.12	to	8.68
2015	8,723,614	8.5486	to	8.3920	73,904,560	3.83	1.00	to	2.30	(15.61)	to	(16.72)
M83
2019	11,986,049	15.7464	to	20.1686	219,810,033	2.10	1.15	to	2.50	28.32	to	26.58
2018	14,114,772	12.2708	to	15.9337	203,900,118	1.52	1.15	to	2.50	(11.12)	to	(12.33)
2017	16,073,885	13.7996	to	18.1754	262,999,598	1.90	1.15	to	2.50	16.30	to	14.73
2016	19,203,768	11.8689	to	15.8414	272,478,586	2.08	1.15	to	2.50	12.79	to	11.24
2015	22,857,789	10.5228	to	14.8028	291,415,553	2.19	1.15	to	2.55	(1.87)	to	0.71
M08
2019	5,322,655	22.6372	to	20.1014	104,013,424	1.87	0.65	to	2.30	28.66	to	26.55
2018	6,444,994	17.5939	to	15.8843	99,305,473	1.29	0.65	to	2.30	(10.94)	to	(12.42)
2017	7,634,946	19.7556	to	18.0898	133,865,829	1.70	0.65	to	2.30	16.59	to	14.61
2016	9,064,489	16.9448	to	14.9209	137,624,810	1.86	0.65	to	2.50	13.04	to	5.53
2015	10,766,656	14.9906	to	14.1384	146,351,882	2.02	0.65	to	2.50	(1.58)	to	(3.41)
MB6
2019	6,487,980	42.3746	to	22.5117	251,155,159	1.47	1.15	to	1.85	27.70	to	26.80
2018	7,473,605	19.5217	to	17.7543	226,421,225	1.35	1.15	to	1.85	(8.80)	to	(9.45)
2017	8,571,456	21.1244	to	19.6069	285,143,459	1.49	1.15	to	1.85	19.38	to	18.54
2016	9,827,330	30.4722	to	16.5398	274,414,193	1.43	1.15	to	1.85	7.21	to	6.44
2015	11,089,198	28.4221	to	15.5391	290,589,545	1.57	1.15	to	1.85	(0.02)	to	(0.74)
MB7
2019	1,845,504	29.2725	to	28.4960	59,738,770	1.24	1.00	to	2.50	27.59	to	25.67
2018	2,169,101	22.9432	to	22.6747	55,602,465	1.12	1.00	to	2.50	(8.91)	to	(10.29)
2017	2,537,208	25.1886	to	25.2752	72,128,774	1.29	1.00	to	2.50	19.27	to	17.48
2016	3,165,481	21.1190	to	21.5140	76,171,922	1.25	1.00	to	2.50	7.09	to	5.47
2015	3,811,047	19.7201	to	21.0114	86,489,467	1.25	1.00	to	2.55	(0.14)	to	1.91
MC0
2019	1,943,211	26.9909	to	22.9516	48,982,248	3.78	1.15	to	1.85	13.35	to	12.54
2018	2,179,178	23.8130	to	20.3944	48,602,145	3.83	1.15	to	1.85	(4.11)	to	(4.80)
2017	2,441,264	23.6529	to	21.4218	57,018,142	3.71	1.15	to	1.85	5.17	to	4.43
2016	2,639,684	23.6109	to	20.5132	58,807,589	4.07	1.15	to	1.85	5.08	to	4.32
2015	2,988,943	22.4704	to	19.6641	63,529,911	3.96	1.15	to	1.85	(1.45)	to	(2.16)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
MA0
2019	6,042,604	$14.2930	to $	15.7393	$119,375,562	3.56%	0.65%	to	2.30%	13.71%	to	11.84%
2018	6,527,847	12.5691	to	14.0727	114,567,450	3.56	0.65	to	2.30	(3.94)	to	(5.53)
2017	8,061,502	13.0848	to	14.8968	148,735,679	3.48	0.65	to	2.30	5.42	to	3.69
2016	8,446,444	12.4116	to	14.0494	149,405,681	3.90	0.65	to	2.50	5.29	to	3.91
2015	9,138,528	11.7876	to	13.5201	155,094,085	3.78	0.65	to	2.50	(1.23)	to	(3.07)
MC2
2019	2,842,931	45.1674	to	28.3230	99,104,962	0.80	1.15	to	1.85	31.68	to	30.74
2018	3,277,605	34.3018	to	21.6637	87,496,028	0.67	1.15	to	1.85	(4.93)	to	(5.61)
2017	3,720,811	36.0812	to	22.9519	104,851,766	0.94	1.15	to	1.85	23.41	to	22.53
2016	4,258,493	29.2369	to	18.7314	97,617,989	0.76	1.15	to	1.85	10.11	to	9.32
2015	4,776,662	26.5525	to	17.1351	99,683,494	0.55	1.15	to	1.85	(1.34)	to	(2.05)
MC1
2019	1,523,361	30.8774	to	23.4566	40,168,506	0.55	0.65	to	2.25	32.01	to	29.90
2018	1,773,236	23.3905	to	18.0574	35,718,016	0.44	0.65	to	2.25	(4.69)	to	(6.23)
2017	1,906,718	24.5425	to	19.2561	40,697,930	0.69	0.65	to	2.25	23.70	to	21.73
2016	2,161,230	19.8405	to	15.8192	37,582,688	0.45	0.65	to	2.25	10.35	to	8.57
2015	2,594,573	17.9804	to	14.5707	41,219,748	0.30	0.65	to	2.25	(1.05)	to	(2.65)
MC3
2019	504,336	33.5786	to	28.4361	16,599,951	0.66	1.00	to	1.85	19.31	to	18.30
2018	554,697	28.1431	to	24.0378	15,397,927	0.34	1.00	to	1.85	(14.80)	to	(15.53)
2017	634,839	33.0334	to	28.4588	20,782,715	1.07	1.00	to	1.85	36.58	to	35.42
2016	699,804	24.1864	to	21.0156	16,866,599	0.62	1.00	to	1.85	8.27	to	7.34
2015	796,990	22.3385	to	19.5780	17,765,433	0.94	1.00	to	1.85	(13.76)	to	(14.51)
MA1
2019	858,553	11.3658	to	15.1481	15,637,358	0.39	0.65	to	2.30	19.40	to	17.43
2018	1,031,804	9.5190	to	12.4719	15,818,098	0.11	0.65	to	2.55	(14.69)	to	(16.32)
2017	1,143,328	11.1584	to	14.9044	20,721,186	0.87	0.65	to	2.55	36.77	to	34.18
2016	1,403,830	8.1584	to	11.1075	18,711,593	0.37	0.65	to	2.55	8.33	to	6.26
2015	1,637,155	7.5307	to	10.4527	20,171,751	0.58	0.65	to	2.55	(13.65)	to	(15.30)
MC4
2019	488,093	17.9328	to	15.2520	9,214,260	2.47	1.00	to	1.85	5.02	to	4.12
2018	491,260	17.0758	to	14.6479	8,788,957	0.96	1.00	to	1.85	(2.10)	to	(2.94)
2017	560,127	17.4420	to	15.0913	10,319,234	-	1.00	to	1.85	5.93	to	5.02
2016	640,441	16.4663	to	14.3695	11,249,055	-	1.00	to	1.85	(0.70)	to	(1.55)
2015	689,912	16.5821	to	14.5958	12,301,550	2.44	1.00	to	1.85	(4.62)	to	(5.44)
MC5
2019	54,156	16.2674	to	14.2806	803,500	2.12	1.15	to	1.85	4.58	to	3.84
2018	57,413	15.5555	to	13.7522	822,077	0.59	1.15	to	1.85	(2.46)	to	(3.15)
2017	70,046	15.9475	to	14.1990	1,030,360	-	1.15	to	1.85	5.49	to	4.75
2016	111,398	15.1182	to	13.5556	1,568,339	-	1.15	to	1.85	(1.15)	to	(1.85)
2015	110,442	15.2941	to	15.0234	1,583,099	2.55	1.15	to	2.05	(4.96)	to	(0.34)
MC6
2019	1,046,941	52.8547	to	22.7764	48,073,037	0.56	1.15	to	1.85	34.46	to	33.50
2018	1,208,296	39.3087	to	17.0605	41,358,792	0.50	1.15	to	1.85	(5.92)	to	(6.59)
2017	1,418,436	41.7825	to	18.2650	51,346,527	1.08	1.15	to	1.85	30.64	to	29.71
2016	1,566,590	31.9832	to	14.0815	43,506,302	0.58	1.15	to	1.85	4.86	to	4.11
2015	1,741,127	30.4997	to	13.5259	46,420,205	0.95	1.15	to	1.85	(2.66)	to	(3.36)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
MC7
2019	62,083	$33.5290	to $	36.4438	$2,098,442	0.26%	1.15%	to	2.10%	34.10%	to	32.83%
2018	66,578	25.0026	to	24.3194	1,746,938	0.18	1.15	to	2.55	(6.16)	to	(7.48)
2017	86,375	26.6434	to	26.2859	2,493,312	0.82	1.15	to	2.55	30.26	to	28.44
2016	104,234	20.4535	to	20.4656	2,325,270	0.35	1.15	to	2.55	4.63	to	3.15
2015	96,438	19.5480	to	19.8404	1,996,561	0.62	1.15	to	2.55	(2.95)	to	(4.33)
MC8
2019	2,503,331	32.1194	to	15.9005	82,722,075	1.05	1.15	to	1.85	30.46	to	29.53
2018	2,886,932	24.6202	to	12.2754	73,514,254	0.98	1.15	to	1.85	(9.87)	to	(10.52)
2017	3,335,907	27.3168	to	13.7182	93,561,955	1.55	1.15	to	1.85	24.09	to	23.21
2016	3,836,452	22.0136	to	11.1342	86,911,841	1.12	1.15	to	1.85	4.24	to	3.49
2015	4,325,426	21.1183	to	10.7590	93,596,211	1.26	1.15	to	1.85	(1.94)	to	(2.65)
MC9
2019	196,208	23.0220	to	26.1665	4,864,373	0.75	1.10	to	2.10	30.17	to	28.87
2018	237,401	17.6857	to	20.3047	4,525,231	0.69	1.10	to	2.10	(10.07)	to	(10.97)
2017	286,878	19.6652	to	24.0412	6,164,998	1.31	1.10	to	2.10	23.80	to	22.38
2016	369,037	15.8845	to	19.6450	6,490,047	0.81	1.10	to	2.25	4.05	to	2.84
2015	422,318	15.2657	to	19.1018	7,232,070	0.96	1.10	to	2.25	(2.18)	to	(3.32)
MD0
2019	1,307,551	33.6202	to	20.8714	41,117,262	2.76	1.15	to	1.85	13.28	to	12.47
2018	1,492,809	29.6796	to	18.5572	41,494,783	0.78	1.15	to	1.85	(5.60)	to	(6.27)
2017	1,660,704	31.4392	to	19.7991	49,219,805	3.09	1.15	to	1.85	9.57	to	8.79
2016	1,899,277	28.6923	to	18.1988	51,409,257	0.00	1.15	to	1.85	5.03	to	4.27
2015	2,118,016	27.3178	to	17.4528	54,757,714	5.17	1.15	to	1.85	(3.34)	to	(4.04)
M92
2019	36,890,746	14.7155	to	13.2480	517,149,066	2.53	0.65	to	2.10	13.56	to	11.91
2018	41,927,838	12.9584	to	11.3564	522,436,665	0.50	0.65	to	2.55	(5.42)	to	(7.23)
2017	49,628,528	13.7016	to	12.2413	660,187,553	2.90	0.65	to	2.55	9.87	to	7.79
2016	56,171,972	12.4709	to	11.3569	686,213,466	0.00	0.65	to	2.55	5.29	to	3.28
2015	61,825,683	11.8441	to	10.9963	724,423,931	4.89	0.65	to	2.55	(3.12)	to	(4.98)
M96
2019	3,639,440	20.9862	to	15.8911	72,819,390	2.99	1.15	to	1.85	5.31	to	4.56
2018	3,973,046	19.9272	to	15.1974	75,920,316	3.21	1.15	to	1.85	(0.68)	to	(1.39)
2017	4,489,943	17.2070	to	15.4120	86,941,433	3.10	1.15	to	1.85	1.05	to	0.34
2016	4,799,909	19.8527	to	15.3592	92,685,337	2.68	1.15	to	1.85	(0.11)	to	(0.83)
2015	5,257,120	19.8742	to	15.4874	102,055,769	2.73	1.15	to	1.85	(0.67)	to	(1.39)
MD2
2019	11,100,477	11.2446	to	11.0487	147,558,037	2.69	0.65	to	2.50	5.66	to	3.71
2018	12,122,983	10.6424	to	10.6537	154,081,038	2.92	0.65	to	2.50	(0.48)	to	(2.33)
2017	14,812,278	10.6942	to	10.9081	191,222,631	2.80	0.65	to	2.50	1.37	to	(0.51)
2016	16,682,003	10.5502	to	10.9635	214,602,842	2.37	0.65	to	2.50	0.02	to	(1.84)
2015	18,001,929	10.5479	to	11.2494	233,787,906	2.39	0.65	to	2.55	(0.40)	to	(0.96)
MA6
2019	1,688,655	25.1272	to	21.3330	47,736,189	5.60	1.00	to	1.85	13.66	to	12.69
2018	1,900,008	22.1072	to	18.9302	47,713,973	5.56	1.00	to	1.85	(4.05)	to	(4.87)
2017	2,138,564	23.0408	to	19.9002	56,471,575	6.41	1.00	to	1.85	5.62	to	4.73
2016	2,350,891	21.8140	to	19.0023	59,541,819	6.62	1.00	to	1.85	12.69	to	11.72
2015	2,734,375	19.3581	to	17.0090	61,795,969	6.84	1.00	to	1.85	(5.18)	to	(5.99)
MA3
2019	1,558,342	13.5966	to	18.2086	35,601,324	5.36	0.65	to	2.50	13.69	to	11.59
2018	1,798,423	11.9591	to	16.3168	36,323,910	5.31	0.65	to	2.50	(3.87)	to	(5.66)
2017	2,196,928	12.4407	to	17.2951	46,577,368	6.18	0.65	to	2.50	5.62	to	3.67
2016	2,592,985	11.7787	to	16.6825	52,755,833	6.38	0.65	to	2.50	12.91	to	10.80
2015	3,167,879	10.4323	to	15.9129	57,755,878	6.36	0.65	to	2.55	(5.04)	to	(0.91)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
M97
2019	1,237,228	$27.1338	to $	23.4630	$35,189,191	1.19%	1.00%	to	1.85%	26.03%	to	24.95%
2018	1,477,939	21.5299	to	18.7772	33,622,626	1.00	1.00	to	1.85	(9.93)	to	(10.71)
2017	1,626,676	23.9046	to	21.0285	41,434,975	1.35	1.00	to	1.85	31.32	to	30.20
2016	1,863,912	18.2037	to	16.1509	36,365,158	1.15	1.00	to	1.85	1.47	to	0.60
2015	2,078,687	17.9405	to	16.0552	40,049,140	1.55	1.00	to	1.85	(0.68)	to	(1.54)
MD5
2019	808,213	17.7677	to	15.4613	15,834,413	0.97	0.65	to	2.10	26.29	to	24.46
2018	962,074	14.0694	to	12.4231	15,071,974	0.80	0.65	to	2.10	(9.89)	to	(11.21)
2017	1,078,505	15.6143	to	13.9913	18,981,547	1.11	0.65	to	2.10	31.49	to	29.59
2016	1,260,948	11.8749	to	10.7967	16,974,565	0.88	0.65	to	2.10	1.49	to	0.01
2015	1,348,083	11.7007	to	10.7959	18,095,128	1.28	0.65	to	2.10	(0.55)	to	(2.00)
M98
2019	934,776	56.3598	to	33.4739	41,533,157	1.83	1.15	to	1.85	24.51	to	23.62
2018	1,074,993	45.2653	to	27.0771	38,478,624	1.09	1.15	to	1.85	(10.53)	to	(11.17)
2017	1,198,867	50.5904	to	30.4809	48,280,305	1.46	1.15	to	1.85	25.70	to	24.81
2016	1,344,992	40.2464	to	24.4224	43,324,841	1.33	1.15	to	1.85	2.87	to	2.13
2015	1,495,078	39.1244	to	23.9140	46,933,339	1.92	1.15	to	1.85	5.44	to	4.68
M93
2019	4,106,841	22.9326	to	17.9314	81,110,609	1.43	0.65	to	2.25	24.84	to	22.84
2018	5,081,903	18.3700	to	14.5970	81,180,035	0.89	0.65	to	2.25	(10.31)	to	(11.76)
2017	5,752,465	20.4825	to	16.5415	103,459,909	1.25	0.65	to	2.25	26.00	to	23.99
2016	7,480,028	16.2563	to	13.3412	107,609,241	1.11	0.65	to	2.25	3.17	to	1.51
2015	8,395,446	15.7574	to	13.1434	118,129,065	1.68	0.65	to	2.25	5.63	to	3.93
MD6
2019	11,233,612	21.6551	to	19.8213	330,355,652	0.58	1.00	to	1.85	38.56	to	37.38
2018	13,004,247	15.6292	to	14.4286	276,836,568	0.57	1.00	to	1.85	(0.20)	to	(1.06)
2017	14,886,576	15.6611	to	14.5830	318,872,497	0.64	1.00	to	1.85	27.15	to	26.06
2016	16,970,462	12.3173	to	11.5679	287,428,792	0.59	1.00	to	1.85	5.01	to	4.11
2015	19,246,726	11.7292	to	11.1109	311,395,276	0.49	1.00	to	1.85	(1.11)	to	(1.96)
MB3
2019	1,119,963	31.2923	to	33.1589	36,267,396	0.34	1.00	to	2.30	38.19	to	36.39
2018	1,313,651	22.6443	to	24.3110	30,935,440	0.33	1.00	to	2.30	(0.43)	to	(1.74)
2017	1,558,343	22.7430	to	24.5561	37,335,745	0.41	1.00	to	2.30	26.82	to	25.11
2016	1,833,885	17.9326	to	19.3889	34,998,962	0.37	1.00	to	2.50	4.78	to	4.10
2015	2,067,810	17.1139	to	18.6244	37,896,204	0.44	1.00	to	2.50	(1.33)	to	(2.83)
MD8
2019	3,364,994	11.9190	to	9.1323	37,977,970	1.63	1.15	to	1.85	0.48	to	(0.24)
2018	3,729,600	11.8621	to	9.1539	42,172,705	1.24	1.15	to	1.85	0.10	to	(0.62)
2017	4,346,081	11.8502	to	9.2106	49,280,656	0.29	1.15	to	1.85	(0.84)	to	(1.55)
2016	4,698,353	11.9508	to	9.3554	54,106,028	0.01	1.15	to	1.85	(1.13)	to	(1.84)
2015	5,440,048	12.0872	to	9.5310	63,450,866	-	1.15	to	1.85	(1.14)	to	(1.85)
MD9
2019	12,065,194	9.8538	to	7.7712	107,716,092	1.63	0.65	to	2.50	0.98	to	(0.89)
2018	13,539,953	9.7586	to	7.7780	120,800,340	1.24	0.65	to	2.55	0.60	to	(1.32)
2017	15,193,772	9.7005	to	7.8820	136,576,068	0.27	0.65	to	2.55	(0.36)	to	(2.25)
2016	18,785,298	9.7360	to	8.0637	170,982,388	0.01	0.65	to	2.55	(0.64)	to	(2.54)
2015	18,207,733	9.7989	to	8.3576	168,401,641	-	0.65	to	2.55	(0.65)	to	(1.57)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
ME2
2019	932,101	$32.3022	to $	16.8736	$20,256,254	1.46%	1.15%	to	1.85%	26.59%	to	25.69%
2018	1,042,465	25.5179	to	13.4252	17,993,248	1.45	1.15	to	1.85	(15.11)	to	(15.72)
2017	1,141,329	17.4281	to	15.9287	23,371,436	1.86	1.15	to	1.85	26.82	to	25.93
2016	1,315,665	23.6996	to	12.6486	21,301,442	1.57	1.15	to	1.85	(1.83)	to	(2.54)
2015	1,495,623	24.1416	to	12.9781	24,634,929	1.93	1.15	to	1.85	(3.08)	to	(3.78)
ME3
2019	1,520,079	15.2365	to	22.3803	38,549,046	1.19	0.65	to	2.30	26.84	to	24.75
2018	1,836,472	18.4314	to	17.9397	37,158,328	1.16	1.15	to	2.30	(15.31)	to	(16.29)
2017	2,028,320	21.7632	to	22.3708	48,795,329	1.56	1.15	to	2.30	26.44	to	24.98
2016	2,632,854	17.2127	to	16.9084	50,418,946	1.34	1.15	to	2.50	(2.05)	to	(2.03)
2015	2,946,172	17.5735	to	17.2595	57,887,140	1.69	1.15	to	2.50	(3.32)	to	(4.64)
MA5
2019	1,166,830	23.3272	to	19.9843	25,413,532	3.51	1.15	to	1.85	10.33	to	9.55
2018	1,231,924	21.1430	to	18.2429	24,401,310	3.97	1.15	to	1.85	(3.11)	to	(3.80)
2017	1,331,223	21.8216	to	18.9642	27,284,742	4.59	1.15	to	1.85	5.03	to	4.28
2016	1,449,592	20.7762	to	18.1852	28,360,544	3.06	1.15	to	1.85	7.01	to	6.24
2015	1,688,630	19.4153	to	17.1175	30,929,998	5.58	1.15	to	1.85	(2.97)	to	(3.67)
MA7
2019	208,505	21.1297	to	17.4621	4,050,311	3.24	1.15	to	2.10	10.01	to	8.97
2018	237,611	19.2064	to	16.0251	4,209,261	3.62	1.15	to	2.10	(3.24)	to	(4.16)
2017	273,266	19.8489	to	16.7212	5,014,013	4.47	1.15	to	2.10	4.67	to	3.68
2016	369,423	18.9631	to	16.1284	6,463,203	2.85	1.15	to	2.10	6.76	to	5.73
2015	378,492	17.7625	to	15.2539	6,242,579	5.56	1.15	to	2.10	(3.19)	to	(4.12)
ME4
2019	998,683	20.0112	to	16.2986	17,984,787	-	1.15	to	1.85	34.59	to	33.65
2018	1,220,819	13.9374	to	12.1950	16,422,089	-	1.15	to	1.85	0.57	to	(0.15)
2017	1,385,665	14.7855	to	12.2136	18,552,134	-	1.15	to	1.85	37.41	to	36.45
2016	1,549,172	10.7600	to	8.9511	15,195,193	-	1.15	to	1.85	7.46	to	6.68
2015	1,705,852	10.0145	to	8.3903	15,593,420	-	1.15	to	1.85	9.49	to	8.70
MA2
2019	49,526	39.6947	to	37.4828	1,658,655	-	1.15	to	2.05	34.32	to	33.11
2018	46,625	29.5533	to	28.1602	1,370,549	-	1.15	to	2.05	0.35	to	(0.56)
2017	66,266	29.4506	to	28.3191	1,893,319	-	1.15	to	2.05	37.06	to	35.83
2016	69,292	21.4868	to	20.8489	1,456,202	-	1.15	to	2.05	7.14	to	6.16
2015	75,216	20.0550	to	19.6383	1,480,354	-	1.15	to	2.05	9.26	to	8.27

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
MF3
2019	2,340,999	$28.2240	to $	20.6585	$52,379,843	0.47%	0.65%	to	2.30%	25.54%	to	23.47%
2018	2,805,821	22.4828	to	16.7318	50,559,537	0.58	0.65	to	2.30	(5.97)	to	(7.53)
2017	3,443,010	23.9106	to	18.0944	66,706,871	0.61	0.65	to	2.30	13.95	to	12.08
2016	4,055,584	20.9829	to	16.1445	69,692,673	0.92	0.65	to	2.30	19.80	to	17.81
2015	5,343,286	17.5150	to	13.7037	77,471,696	0.32	0.65	to	2.30	(5.00)	to	(6.58)
MF5
2019	22,941,913	15.8017	to	16.7750	405,951,754	2.34	0.65	to	2.10	15.72	to	14.04
2018	26,810,432	13.6551	to	14.0355	414,465,602	1.89	0.65	to	2.55	(3.56)	to	(5.40)
2017	32,045,960	14.1589	to	14.8364	518,959,227	1.86	0.65	to	2.55	10.52	to	8.42
2016	38,928,761	12.8118	to	13.6840	575,990,066	2.42	0.65	to	2.55	4.05	to	2.06
2015	45,325,104	12.3135	to	13.4082	650,867,979	2.85	0.65	to	2.55	(1.14)	to	(3.03)
MF6
2019	52,821	35.2256	to	31.4072	1,744,187	3.63	1.35	to	2.30	25.17	to	23.97
2018	62,209	28.1431	to	21.0070	1,644,682	4.07	1.35	to	2.55	(4.34)	to	(5.50)
2017	76,502	29.4215	to	22.2303	2,125,475	4.14	1.35	to	2.55	11.81	to	10.46
2016	90,462	26.3141	to	20.1245	2,257,599	2.55	1.35	to	2.55	6.48	to	5.19
2015	112,828	24.7122	to	19.1320	2,640,528	3.97	1.35	to	2.55	(0.62)	to	(1.82)
MF7
2019	2,253,830	20.4845	to	20.2009	50,523,551	2.83	0.65	to	2.35	25.85	to	23.72
2018	2,678,520	16.2765	to	15.9585	48,236,259	3.15	0.65	to	2.50	(3.97)	to	(5.75)
2017	3,417,578	16.9486	to	16.9319	64,836,183	3.34	0.65	to	2.50	12.33	to	10.26
2016	4,098,331	15.0877	to	15.3561	69,972,782	1.97	0.65	to	2.50	7.00	to	5.01
2015	4,791,411	14.1003	to	14.6231	77,277,420	3.27	0.65	to	2.50	(0.18)	to	(2.04)
MF9
2019	12,493,257	21.2067	to	24.2321	325,781,690	1.98	0.65	to	2.30	25.84	to	23.77
2018	14,628,661	16.8520	to	19.5785	306,459,709	1.53	0.65	to	2.30	(6.08)	to	(7.63)
2017	17,175,741	17.9426	to	21.1967	387,084,303	1.58	0.65	to	2.30	18.74	to	16.78
2016	20,358,832	15.1113	to	18.1505	390,486,019	2.45	0.65	to	2.30	6.24	to	4.48
2015	23,810,696	14.2233	to	17.3724	434,272,098	4.01	0.65	to	2.30	(0.35)	to	(2.01)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
MG1
2019	9,471,698	$11.5440	to $	11.4256	$ 116,989,865	1.39%	0.65%	to	2.30%	7.35%	to	5.58%
2018	10,546,363	10.7537	to	10.8217	122,512,404	1.41	0.65	to	2.30	(5.32)	to	(6.89)
2017	12,433,916	11.3584	to	11.6227	154,195,257	-	0.65	to	2.30	7.29	to	5.52
2016	13,465,623	10.5868	to	11.0145	157,145,585	-	0.65	to	2.30	1.72	to	0.03
2015	14,182,033	10.4082	to	11.0116	164,263,639	0.40	0.65	to	2.30	(5.88)	to	(7.45)
MF2
2019	18,692,242	10.8479	to	9.3915	192,914,646	2.64	1.30	to	2.50	3.82	to	2.57
2018	20,371,715	10.4484	to	9.1557	203,393,960	1.99	1.30	to	2.50	(0.04)	to	(1.25)
2017	25,006,600	10.4531	to	9.2719	250,847,512	1.58	1.30	to	2.50	0.41	to	(0.79)
2016	27,490,632	10.4101	to	9.3462	275,872,908	1.35	1.30	to	2.50	0.36	to	(0.86)
2015	30,382,434	10.3725	to	9.4944	305,073,432	1.30	1.30	to	2.55	(0.83)	to	(0.99)
MG2
2019	10,825,862	10.5709	to	9.5576	109,445,390	2.39	0.65	to	2.10	4.21	to	2.70
2018	11,204,328	10.1434	to	9.3060	109,785,950	1.72	0.65	to	2.10	0.33	to	(1.13)
2017	13,429,422	10.1103	to	9.4127	132,553,973	1.32	0.65	to	2.10	0.79	to	(0.67)
2016	14,365,301	10.0311	to	9.4762	142,051,166	1.05	0.65	to	2.10	0.82	to	(0.65)
2015	16,047,854	9.9493	to	9.5382	158,937,215	1.04	0.65	to	2.10	(0.37)	to	(1.83)
MG3
2019	1,024,055	25.3101	to	22.4470	24,538,343	1.27	1.30	to	2.30	29.42	to	28.12
2018	1,245,032	19.5567	to	17.5199	23,170,786	0.87	1.30	to	2.30	(12.60)	to	(13.49)
2017	1,418,470	22.3771	to	20.2510	30,353,538	1.23	1.30	to	2.30	12.20	to	11.08
2016	1,665,751	19.9432	to	18.2309	31,932,872	0.86	1.30	to	2.30	14.47	to	13.31
2015	2,078,651	17.4222	to	16.0893	34,980,102	0.93	1.30	to	2.30	(3.60)	to	(4.57)
MG4
2019	902,847	27.1282	to	22.3061	21,333,453	0.97	0.65	to	2.10	29.86	to	27.98
2018	1,126,976	20.8908	to	17.4300	20,713,591	0.66	0.65	to	2.10	(12.19)	to	(13.47)
2017	1,375,595	23.7913	to	20.1438	29,079,628	1.03	0.65	to	2.10	12.67	to	11.04
2016	1,552,431	21.1154	to	16.1967	29,418,427	0.67	0.65	to	2.15	15.01	to	1.59
2015	1,911,690	18.3596	to	15.9433	31,822,181	0.69	0.65	to	2.15	(3.29)	to	(4.75)
MG6
2019	59,093,135	18.5528	to	20.9032	1,302,584,592	2.21	0.65	to	2.10	21.11	to	19.35
2018	68,298,700	15.3192	to	17.5137	1,255,969,013	1.83	0.65	to	2.10	(4.75)	to	(6.14)
2017	79,683,750	16.0837	to	18.3989	1,554,414,108	1.78	0.65	to	2.10	14.49	to	12.66
2016	92,397,930	14.0486	to	16.3314	1,590,095,837	2.53	0.65	to	2.25	5.18	to	3.48
2015	102,938,721	13.3571	to	15.7817	1,700,470,142	3.65	0.65	to	2.25	(0.52)	to	(2.12)
MG7
2019	251,133	26.4623	to	28.9714	7,626,096	0.53	0.65	to	2.10	32.56	to	30.64
2018	315,136	19.9625	to	22.1766	7,295,067	0.25	0.65	to	2.10	(11.58)	to	(12.87)
2017	369,553	22.5770	to	25.4523	9,790,084	0.77	0.65	to	2.10	14.27	to	12.61
2016	320,776	19.7581	to	20.1485	7,536,524	0.64	0.65	to	2.25	25.91	to	11.84
2015	402,041	15.6921	to	18.2161	7,573,913	0.31	0.65	to	2.10	(3.53)	to	(4.94)
V44
2019	353,950	34.6435	to	30.6790	11,234,842	-	0.65	to	2.10	30.61	to	28.72
2018	394,577	26.5236	to	23.8336	9,712,851	-	0.65	to	2.10	6.60	to	5.04
2017	379,850	24.8821	to	22.4004	8,875,409	-	0.65	to	2.10	41.90	to	39.56
2016	337,618	17.5355	to	16.0506	5,605,835	-	0.65	to	2.30	(2.56)	to	(4.18)
2015	207,421	17.9962	to	16.7505	3,575,777	-	0.65	to	2.30	11.24	to	9.39

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
V43
2019	278,593	$27.0537	to $	26.6870	$7,856,010	-%	0.65%	to	2.10%	39.06%	to	37.04%
2018	315,995	19.4551	to	19.4736	6,474,748	-	0.65	to	2.10	9.81	to	8.20
2017	362,270	19.3957	to	17.9971	6,836,255	-	1.35	to	2.10	36.74	to	35.71
2016	468,136	14.1847	to	13.2616	6,469,819	-	1.35	to	2.10	(10.07)	to	(10.76)
2015	479,964	15.7736	to	14.8601	7,397,574	-	1.35	to	2.10	(7.26)	to	(7.96)
O19
2019	420,729	27.3210	to	27.4130	13,908,076	-	1.30	to	2.30	34.08	to	32.74
2018	513,394	20.3759	to	19.4884	12,674,828	-	1.30	to	2.35	(7.18)	to	(8.16)
2017	596,679	22.1306	to	21.2210	15,940,507	0.01	1.30	to	2.35	25.68	to	23.55
2016	778,076	16.9815	to	17.1754	16,765,951	0.12	0.65	to	2.35	(6.51)	to	(4.72)
2015	911,851	18.1646	to	18.0266	20,459,674	-	0.65	to	2.35	2.60	to	0.84
O23
2019	967,190	11.8170	to	10.7166	11,010,608	2.02	1.35	to	2.10	15.64	to	14.77
2018	1,046,363	10.2190	to	9.3377	10,331,463	1.76	1.35	to	2.10	(6.81)	to	(7.52)
2017	1,132,316	11.0263	to	10.0966	12,031,669	1.73	1.30	to	2.10	7.54	to	6.68
2016	1,113,958	10.3640	to	9.4228	11,018,271	2.12	1.30	to	2.10	4.72	to	2.76
2015	1,051,993	9.8973	to	9.1845	10,095,675	2.01	1.30	to	2.10	(0.74)	to	(1.55)
O20
2019	518,280	23.1704	to	27.2588	15,548,955	0.62	0.65	to	2.25	30.60	to	28.51
2018	653,189	17.7414	to	21.2107	15,149,305	0.76	0.65	to	2.25	(13.96)	to	(15.34)
2017	742,825	20.6196	to	25.0546	20,253,728	0.70	0.65	to	2.25	35.44	to	33.28
2016	917,004	15.2246	to	18.7989	18,640,711	0.79	0.65	to	2.25	(0.81)	to	(2.40)
2015	1,162,408	15.3483	to	18.6697	24,056,298	1.06	0.65	to	2.25	3.00	to	(1.78)
O21
2019	4,719,995	28.7756	to	26.6808	152,120,634	0.82	1.30	to	2.50	30.03	to	28.47
2018	5,849,961	22.1301	to	20.7688	145,625,526	0.91	1.30	to	2.50	(9.30)	to	(10.39)
2017	6,885,439	24.3981	to	23.1777	189,799,968	1.04	1.30	to	2.50	15.13	to	13.74
2016	8,523,438	21.1924	to	20.3773	205,092,333	0.86	1.30	to	2.50	9.85	to	8.52
2015	10,443,174	19.2919	to	18.9782	229,753,746	0.65	1.30	to	2.55	1.77	to	3.14
O04
2019	112,700	45.8637	to	39.1083	4,793,286	-	1.35	to	2.25	24.44	to	23.31
2018	133,222	36.8575	to	31.7147	4,562,326	0.06	1.35	to	2.25	(11.75)	to	(12.55)
2017	163,130	30.7748	to	36.2667	6,344,911	0.64	1.35	to	2.25	12.44	to	11.37
2016	204,714	27.3709	to	29.8788	7,092,483	0.25	1.30	to	2.25	16.14	to	15.02
2015	208,260	23.5667	to	28.3115	6,257,962	0.64	1.30	to	2.25	(7.31)	to	(7.24)
PH2
2019	23,358	16.4478	to	15.9711	376,666	1.47	1.35	to	1.70	25.81	to	25.36
2018	28,613	13.0736	to	12.5993	367,455	1.48	1.35	to	1.85	(11.95)	to	(12.40)
2017	37,723	14.8480	to	14.3363	552,210	3.35	1.35	to	1.85	21.34	to	20.67
2016	25,868	12.2369	to	11.4183	313,754	4.98	1.35	to	2.10	6.29	to	2.48
2015	17,585	11.5124	to	11.1420	200,218	5.36	1.35	to	2.10	(10.25)	to	8.04
P08
2019	1,102,174	16.1693	to	14.2034	16,987,769	2.93	1.35	to	2.25	10.39	to	9.39
2018	1,178,282	14.6475	to	12.9838	16,485,880	3.10	1.35	to	2.25	(6.69)	to	(7.53)
2017	1,399,377	15.6974	to	14.0418	21,100,589	4.65	1.35	to	2.25	12.02	to	11.01
2016	1,425,955	14.0135	to	12.6495	19,285,931	2.56	1.35	to	2.25	11.41	to	10.39
2015	1,618,473	12.5788	to	11.4590	19,696,479	2.92	1.35	to	2.25	(10.22)	to	(11.04)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
PC0
2019	1,187,243	$13.4796	to $	11.9366	$14,802,101	2.77%	0.65%	to	2.10%	11.02%	to	9.41%
2018	1,390,142	12.1418	to	10.9101	15,777,531	2.96	0.65	to	2.10	(6.06)	to	(7.43)
2017	1,647,311	12.9256	to	11.7862	20,084,264	4.59	0.65	to	2.10	12.64	to	11.01
2016	1,573,134	11.4748	to	10.6169	17,175,088	2.42	0.65	to	2.10	12.17	to	10.53
2015	1,909,115	10.2297	to	9.6051	18,751,715	2.84	0.65	to	2.10	(9.78)	to	(11.10)
P70
2019	52,264	5.2614	to	4.6785	255,626	4.19	0.65	to	2.05	10.63	to	9.08
2018	62,897	4.7559	to	4.2891	280,406	1.97	0.65	to	2.05	(14.76)	to	(15.96)
2017	66,417	5.5796	to	5.1038	350,533	10.69	0.65	to	2.05	1.39	to	(0.03)
2016	71,096	5.5293	to	5.1053	373,905	0.96	0.65	to	2.05	14.13	to	12.52
2015	95,997	4.8221	to	4.5374	446,503	4.02	0.65	to	2.05	(26.15)	to	(27.19)
P10
2019	4,210,677	5.8610	to	4.9443	23,012,902	4.48	0.65	to	2.35	10.71	to	8.83
2018	4,476,996	5.2941	to	4.5432	22,324,165	2.10	0.65	to	2.35	(14.69)	to	(16.15)
2017	5,309,995	6.2059	to	5.4182	31,374,446	11.24	0.65	to	2.35	1.49	to	(0.23)
2016	5,613,985	6.1148	to	5.4308	33,027,779	1.09	0.65	to	2.35	14.41	to	12.45
2015	7,094,528	5.3448	to	4.8295	36,847,209	4.54	0.65	to	2.35	(26.19)	to	(27.45)
PK8
2019	254,755	14.3682	to	29.1500	7,902,801	4.42	0.65	to	2.30	14.05	to	12.17
2018	278,892	12.5980	to	17.7675	7,700,705	4.12	0.65	to	2.55	(5.36)	to	(7.16)
2017	353,094	13.3109	to	19.1381	10,501,720	5.08	0.65	to	2.55	9.18	to	7.11
2016	419,882	12.1916	to	17.8672	11,618,444	5.26	0.65	to	2.55	12.61	to	10.45
2015	514,828	10.8266	to	16.1760	12,770,747	5.18	0.65	to	2.55	(2.88)	to	(4.74)
P20
2019	16,181	13.3032	to	12.4903	211,235	4.37	1.35	to	2.10	13.14	to	12.29
2018	36,604	11.7584	to	11.1236	422,826	4.02	1.35	to	2.10	(6.12)	to	(6.83)
2017	42,567	12.5246	to	11.9389	525,044	4.96	1.35	to	2.10	8.31	to	7.49
2016	32,472	11.5638	to	11.1066	370,047	5.17	1.35	to	2.10	11.70	to	10.85
2015	35,308	10.3522	to	10.0190	361,335	5.19	1.35	to	2.10	(3.66)	to	(4.40)
PD6
2019	28,128,118	12.8916	to	12.6752	381,865,764	2.05	0.65	to	2.25	16.20	to	14.35
2018	32,259,391	11.0943	to	11.0850	380,593,252	1.59	0.65	to	2.25	(6.23)	to	(7.73)
2017	37,702,836	11.8310	to	12.0142	479,172,954	2.10	0.65	to	2.25	13.26	to	11.45
2016	43,988,744	10.4463	to	10.7801	498,296,480	2.31	0.65	to	2.25	3.24	to	1.58
2015	49,587,168	10.1180	to	10.6122	549,137,374	1.58	0.65	to	2.25	(0.91)	to	(2.50)
P06
2019	2,006,490	14.6435	to	14.5293	32,390,144	1.66	1.30	to	2.30	7.04	to	5.97
2018	2,212,668	13.6804	to	13.7114	33,513,529	2.50	1.30	to	2.30	(3.48)	to	(4.45)
2017	2,714,427	14.1736	to	14.3506	42,776,207	2.37	1.30	to	2.30	2.32	to	1.29
2016	2,992,479	13.8527	to	14.0798	46,282,276	2.24	1.30	to	2.30	3.83	to	2.78
2015	3,448,066	13.3416	to	13.6990	51,516,094	3.70	1.30	to	2.30	(3.97)	to	(4.94)
P07
2019	7,707,882	16.9212	to	14.4783	133,331,271	3.01	1.30	to	2.35	6.97	to	5.84
2018	8,590,870	15.8193	to	13.2477	139,502,056	2.53	1.30	to	2.55	(1.83)	to	(3.06)
2017	10,466,926	16.1136	to	13.6664	173,975,506	2.02	1.30	to	2.55	3.56	to	2.26
2016	11,732,629	15.5594	to	13.3638	189,260,806	2.06	1.30	to	2.55	1.35	to	0.06
2015	12,782,699	15.3525	to	13.3552	204,323,414	4.63	1.30	to	2.55	(0.86)	to	(2.11)
P68
2019	1,895	10.7788			20,424	2.82	1.20				6.97

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
PI3
2019	1,404,143	$11.2727	to $	9.9824	$14,604,913	-%	0.65%	to	2.10%	5.23%	to	3.70%
2018	1,520,792	10.7129	to	9.6262	15,177,351	0.40	0.65	to	2.10	(8.44)	to	(9.77)
2017	1,875,956	11.7004	to	10.6690	20,655,019	-	0.65	to	2.10	6.29	to	4.75
2016	2,003,188	10.6047	to	10.1855	20,961,119	3.83	1.35	to	2.10	(0.66)	to	(1.42)
2015	2,146,145	10.6752	to	10.3318	22,655,392	0.09	1.35	to	2.10	(1.88)	to	(2.63)
P72
2019	532,161	28.3544	to	24.7945	13,842,390	2.04	0.65	to	2.25	29.56	to	27.49
2018	593,554	21.8856	to	19.0187	12,064,141	0.71	0.65	to	2.55	(9.09)	to	(10.82)
2017	645,430	24.0728	to	21.3263	14,599,911	1.74	0.65	to	2.55	18.00	to	15.77
2016	734,547	20.4002	to	18.4216	14,212,210	1.82	0.65	to	2.55	12.90	to	10.75
2015	915,560	17.5294	to	16.6341	15,831,203	1.42	1.35	to	2.55	(4.35)	to	(5.52)
P95
2019	664	11.0626			7,351	-	1.20			10.55
P79
2019	1,490	11.3433			16,907	-	1.20			31.64
W41
2019	9,137	29.5462	to	26.5978	257,366	0.07	1.35	to	2.05	27.56	to	26.66
2018	10,657	23.1626	to	20.9987	236,808	0.16	1.35	to	2.05	(13.60)	to	(14.21)
2017	11,753	26.8083	to	24.4767	303,816	0.16	1.35	to	2.05	24.97	to	24.09
2016	15,020	21.4519	to	19.7246	310,731	0.16	1.35	to	2.05	11.83	to	11.04
2015	17,210	19.1829	to	17.7642	319,237	0.01	1.35	to	2.05	(1.10)	to	(1.81)
W42
2019	1,276	29.8943	to	28.1496	37,721	0.26	1.65	to	2.05	28.95	to	28.43
2018	1,368	23.1836	to	21.9184	31,384	0.07	1.65	to	2.05	(3.09)	to	(3.48)
2017	2,234	23.9234	to	22.7093	52,910	-	1.65	to	2.05	17.62	to	17.15
2016	2,292	20.3397	to	15.6813	46,189	-	1.65	to	2.05	11.81	to	11.36
2015	4,229	18.1909	to	17.4081	75,099	-	1.65	to	2.05	(2.25)	to	(2.65)
W4610
2016	-	11.5298	to	10.4698	-	0.48	0.65	to	2.55	2.57	to	1.93
2015	3,851,623	11.2410	to	10.2720	41,497,667	1.24	0.65	to	2.55	(0.52)	to	(2.42)

1Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

4The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level's commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

5Columbia Variable Portfolio - International Opportunities Fund - Class 2 Sub-Account (C65) merged into fund C58 on April 29, 2016.

6Columbia Variable Portfolio - Large Cap Growth Fund II Class 1 Sub-Account (C61) merged into fund C59 on April 29, 2016.

7Columbia Variable Portfolio - Large Cap Growth Fund II - Class 2 Sub-Account (C62) merged into fund C60 on April 29, 2016.

8Columbia Variable Portfolio- Loomis Sayles Growth Fund II Class 2 Sub-Account (C64) merged into fund C90 on April 29, 2016.

9Huntington VA International Equity Sub-Account (H27) merged into fund MD9 on March 6, 2015.

10Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46) merged into fund MD9 on April 29, 2016.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2019 and 2018 and for the Years

Ended December 31, 2019, 2018 and 2017

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

____________________________________________________________________________

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2019, 2018 and 2017.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404
T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us 1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the years ended December 31, 2019, 2018 and 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019, 2018 and 2017, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP Hartford, Connecticut

April 27, 2020

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS AS OF DECEMBER 31, 2019 AND 2018 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

______________________________________________________________________________________________________

ADMITTED ASSETS	2019	2018
GENERAL ACCOUNT ASSETS
Bonds	$10,918,153	$10,497,705
Preferred stocks	769,767	566,677
Common stocks	779,463	592,218
Mortgage loans on real estate	606,383	544,207
Cash, cash equivalents and short-term investments	1,480,742	982,422
Contract loans	400,939	405,685
Derivatives	335,701	250,525
Other invested assets	878,847	451,955
Mortgage escrow funds	2,827	3,430
Receivables for securities	36,500	4,970
Investment income due and accrued	153,301	105,522
Amounts recoverable from reinsurers	9,549	17,199
Other amounts receivable under reinsurance contracts	4,049	5,435
Current federal and foreign income tax recoverable	49,947	23,865
Net deferred tax asset	79,469	83,265
Electronic data processing equipment and software	469	837
Receivables from parent, subsidiaries and affiliates	103,360	12,864
Reinsurance deposit asset	371,013	1,051,960
Other assets	17,793	73,989
Total general account assets	16,998,272	15,674,730
SEPARATE ACCOUNT ASSETS	20,832,308	21,177,841
TOTAL ADMITTED ASSETS	$37,830,580	$36,852,571
See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS AS OF DECEMBER 31, 2019 AND 2018 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

______________________________________________________________________________________________________

LIABILITIES, CAPITAL STOCK AND SURPLUS	2019	2018
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$13,486,913	$12,168,958
Aggregate reserve for accident and health contracts	679	—
Liability for deposit-type contracts	671,845	475,872
Contract claims	33,937	31,574
Other amounts payable on reinsurance	16,698	13,315
Interest maintenance reserve	39,563	14,497
Commissions to agents due or accrued	20,383	15,770
General expenses due or accrued	18,677	61,193
Transfers from Separate Accounts due or accrued (net)	(233,009)	(252,664)
Remittances and items not allocated	17,405	38,084
Asset valuation reserve	250,890	71,674
Payable for securities	191,881	65,607
Payable to parent and affiliates	15,095	—
Reinsurance in unauthorized and certified companies	585	—
Funds held under reinsurance treaties with unauthorized and certified reinsurers	245,590	246,959
Funds held under coinsurance	371,889	1,052,175
Derivatives	117,942	77,319
Other liabilities	147,998	39,114
Total general account liabilities	15,414,961	14,119,447
SEPARATE ACCOUNT LIABILITIES	20,832,306	21,177,839
Total liabilities	36,247,267	35,297,286
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares
authorized; 6,437 shares issued and outstanding	6,437	6,437
Surplus notes	565,000	565,000
Gross paid in and contributed surplus	770,439	653,698
Unassigned funds	241,437	330,150
Total surplus	1,576,876	1,548,848
Total capital stock and surplus	1,583,313	1,555,285
TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,830,580	$36,852,571
See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
INCOME:
Premiums and annuity considerations	$2,412,284	$(10,314,071)	$2,033,394
Considerations for supplementary contracts with life contingencies	42,186	41,368	31,253
Net investment income	426,912	719,167	204,701
Amortization of interest maintenance reserve	9,296	12,414	20,548
Commissions and expense allowances on reinsurance ceded	113,811	243,365	2,288
Reserve adjustments on reinsurance ceded	(1,652,188)	10,705,103	—
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	346,576	375,076	421,373
Change in cash value of company owned life insurance	—	3,513	6,877
Investment (loss) income on reinsurance deposit asset	(116,980)	19,592	(262,531)
Reinsurance experience refund	120,973	129,967	—
Other income	54,015	57,899	65,750
Total Income	1,756,885	1,993,393	2,523,653
BENEFITS AND EXPENSES:
Death benefits	97,356	123,612	132,771
Annuity benefits	315,500	267,802	588,661
Health benefits	666	—	—
Surrender benefits and withdrawals for life contracts	1,275,361	1,009,649	2,206,148
Interest and adjustments on contract or deposit-type contract funds	8,163	22,140	23,571
Payments on supplementary contracts with life contingencies	44,396	41,136	36,609
Increase in aggregate reserves for life and accident and health contracts	1,318,634	2,081,112	1,277,372
Total Benefits	3,060,076	3,545,451	4,265,132
Commissions on premiums, annuity considerations and deposit-type
contract funds (direct business only)	186,775	152,103	133,038
Commissions and expense allowances on reinsurance assumed	119	123	112
General insurance expenses	223,389	219,357	236,239
Insurance taxes, licenses and fees, excluding federal income taxes	5,466	5,103	3,737
Net transfers from Separate Accounts net of reinsurance	(1,613,693)	(2,270,518)	(2,020,178)
Investment (income) expense on funds held	(349,816)	135,750	(288,371)
Other (benefits) deductions	(25)	222	2,021
Total Benefits and Expenses	1,512,291	1,787,591	2,331,730
Net income from operations before federal income tax benefit
and net realized capital gains (losses)	244,594	205,802	191,923
Federal income tax benefit, excluding tax on capital gains (losses)	(21,279)	(3,553)	(65,461)
Net income from operations after federal income taxes
and before net realized capital gains	265,873	209,355	257,384
Net realized capital gains (losses) less capital gains tax and transfers to
the interest maintenance reserve	4,540	(10,566)	24,045
NET INCOME	$270,413	$198,789	$281,429
See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,555,285	$1,463,390	$1,635,897
Net income	270,413	198,789	281,429
Change in net unrealized capital gains (losses), net of deferred income tax	345,580	(105,877)	(95,725)
Change in net unrealized foreign exchange capital gains (losses)	10,982	(3,123)	(15,426)
Change in net deferred income tax	(56,342)	27,017	(89,076)
Change in nonadmitted assets	(37,743)	(16,961)	(3,784)
Change in liability for reinsurance in unauthorized and certified companies	(585)	—	—
Change in asset valuation reserve	(179,216)	22,080	22,072
Surplus paid in	116,741	—	—
Dividends to stockholder	(200,000)	(157,384)	(235,358)
Investment (expense) income on funds held - unrealized	(241,802)	127,354	(36,639)
CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,583,313	$1,555,285	$1,463,390
See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,610,423	$2,735,182	$2,064,646
Net investment income	745,774	593,150	522,677
Miscellaneous income	402,030	433,475	489,411
Total receipts	3,758,227	3,761,807	3,076,734
Benefits and loss related payments	(3,301,972)	(3,146,388)	(2,997,833)
Net transfers from Separate Accounts	1,570,877	2,083,619	2,221,156
Commissions, expenses paid and aggregate write-ins for deductions	(462,727)	(377,617)	(387,448)
Federal and foreign income taxes recovered (paid)	(15,165)	33,867	11,280
Total payments	(2,208,987)	(1,406,519)	(1,152,845)
Net cash from operations	1,549,240	2,355,288	1,923,889
CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	6,370,188	3,963,764	7,792,594
Stocks	84,610	151,520	46,290
Mortgage loans	244,684	80,758	114,292
Other Invested Assets	78,173	60,752	3,587
Net gains or (losses) on cash, cash equivalents and short-term	—	1,079	(1,388)
investments
Miscellaneous proceeds	94,743	51,913	—
Total investment proceeds	6,872,398	4,309,786	7,955,375
Cost of investments acquired (long-term only):
Bonds	(6,726,353)	(6,155,024)	(8,581,956)
Stocks	(460,624)	(349,366)	(208,860)
Mortgage loans	(247,625)	(131,649)	(229,405)
Other Invested Assets	(287,682)	(10,965)	(113,041)
Miscellaneous applications	(258,454)	(36,335)	(522,792)
Total investments acquired	(7,980,738)	(6,683,339)	(9,656,054)
Net decrease (increase) in contract loans and premium notes	4,652	23,436	23,591
Net cash from investments	(1,103,688)	(2,350,117)	(1,677,088)
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	195,974	11,471	(2,899)
Dividends to stockholders	(200,000)	(157,384)	(235,358)
Other cash (used) provided	56,794	17,133	14,763
Net cash from financing and miscellaneous sources	52,768	(128,780)	(223,494)
Net change in cash, cash equivalents and short-term investments	498,320	(123,609)	23,307
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	982,422	1,106,031	1,082,724
End of year	$1,480,742	$982,422	$1,106,031

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES
	2019	2018	2017
Exchanges of bonds	$346,653	$342,445	$191,862
Exchanges of stocks	20,000	—	—
Capital Contribution - interest in limited partnership	16,741	—	—
Transfer of other invested assets to bonds	—	—	134,445
Transfer of other invested assets to common stock	—	—	40
Modified coinsurance reserve adjustment - net (including premium,	1,652,188	10,705,103	—
miscellaneous income and benefits)
Exchange of PPVUL policies for funding agreements	—	255,773	—
Transfer of other invested assets to preferred stocks	—	255,000	—
Transfer of bonds to preferred stocks	—	14,344	—
Transfer preferred stocks to bonds	—	18,620	—
Exchange of policy loans for bonds	—	166,220	—
Transfer of non-insulated separate account bonds to general account	11,652	99,864	—
Transfer of non-insulated separate account mortgages to general account	50,819	—	—
Capital contributions of options to subsidiary	176,418	—	—
Surplus note transfer from bonds to other invested assets	6,423	—	—
DLRC dividend received - invested assets and related accrued interest	2,333	—	—
DLRC return of capital - invested assets and related accrued interest	24,618	—	—
Capital Contribution - SSAP 72	100,000	—	—

See notes to statutory financial statements.

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

1.DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES GENERAL

Delaware Life Insurance Company (the "Company"), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC , (the "Parent"), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly- owned subsidiary, Delaware Life Insurance Company of New York ("DLNY"), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION - ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the "Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware's insurance laws. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company's net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles ("SSAP") No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies ("LLCs") and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company's net investment income. Goodwill includes direct costs of the acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP, and is amortized to expense.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 15. An asset valuation reserve ("AVR") and interest maintenance

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

reserve ("IMR") are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets ("DTAs") under statutory accounting principles. Certain contracts with a market value adjustment ("MVA") feature are classified within the Company's General Account under GAAP, but are classified within the Company's non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder's equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are recognized when written. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance, accident and health, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments ("OTTI") of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company's cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities ("MBS"), and asset-backed securities ("ABS") are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") are determined by comparing the insurer's carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities - Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office ("SVO") assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLCs. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company's Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan's trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company's Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan's effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. Third-party pricing services are used to determine the fair value of surplus debentures.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company's overall risk management strategy, the Company uses over-the-counter ("OTC") and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company's variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity ("FIA") contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC ("DLIH 2016"). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

Pharmaceutical rebate receivables

Receivables for pharmacy rebates are estimated from information provided by the Company's pharmacy benefit manager based on factors including utilization of drugs subject to rebate and contractual provisions with the pharmacy benefit manager. Any variance between actual rebate receipts and estimated amounts is recognized in the period that the Company becomes aware of the difference. Pharmacy rebates receivables are recorded as nonadmitted assets if they do not meet admissibility requirements.

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Premium deficiency reserves for MedicareAdvantage business are recognized when it is probable that the expected future benefit expenses, claim adjustment expenses, direct administration costs and indirect administration costs under a group of contracts will exceed anticipated future premiums over the remaining lives of the contracts and are recorded as aggregate health policy reserves. Indirect administration costs are considered in the development of the premium deficiency reserves. The methods for making such estimates and establishing such reserves are periodically reviewed and updated, and any adjustments are reflected as an increase or decrease in the reserves in the period in which the change in estimate is identified. Investment income is not considered in the calculation of the premium deficiency reserve.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities ("DTLs") is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company's assessment of the realization of such DTAs. Refer to Note 15 for further discussion of the Company's income taxes.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Beginning in 2019, the Company entered into contracts with the Centers for Medicare and Medicaid Services ("CMS") to provide Medicare Advantage products resulting in approximately $0.5 million of premium written in 2019. Health insurance premiums are recognized when written. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company's Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non- insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company's financial statements as follows:

•The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit is reflected in the Company's financial statements.

•Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•The dividends-received-deduction ("DRD"), which is included in the Company's income tax expense, is calculated based upon the variable Separate Accounts' assets held in connection with variable contracts.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

The Company did not have any new accounting pronouncement changes during 2019.

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange-traded bond funds ("ETFs"). The Company has elected to use a documented systematic value measurement method for ETFs. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on how to determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the accounting for certain common stocks. In the prior periods impacted, net income was overstated and the change in unrealized capital gains (losses) was understated by $23.2 million. The correction of this error in the current year, net of tax, had no net impact on surplus. The Company did not have any corrections of errors during 2018.

2. RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.

The Company paid dividends to the Parent and received capital contributions from the Parent as described further in Note 16. The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Below are details of investments in subsidiaries and significant transactions with affiliates and other related parties.

Investments in Subsidiaries - Common Stocks

(In Thousands)
		Carrying Value
Entity	Type of Subsidiary	December 31,
		2019	2018
DLNY	Insurance	$398,539	$366,354
Lackawanna Casualty Company	Insurance	186,890	—
DL Reinsurance Company ("DLRC")	Insurance	3,371	32,357
Delaware Life Reinsurance (U.S.) Corp.	Insurance	21,342	21,557
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454
Total		$611,596	$421,722

OnApril 1, 2019, the Company acquired Lackawanna Casualty Company "LCC", a Pennsylvania domiciled worker's compensation insurance company, and its subsidiaries, Lackawanna American Insurance Company and Lackawanna National Insurance Company for a total cost of $171.7 million. The difference between the cost and the statutory value of the group purchased was recorded as goodwill totaling $61.2 million. At December 31, 2019, the admitted amount of unamortized goodwill was $56.6 million. The Company also contributed $2.5 million of additional capital to LCC in October 2019.

The Company values Clarendon Insurance Agency, Inc. ("Clarendon") as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2019 and 2018, the admitted amount was $1,454.0 thousand. The Company's Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates - Preferred Interests

In September 2018, DL Investment Holdings 2015-1, LLC ("DLIH 2015"), an affiliate and formerly a wholly-owned subsidiary, distributed $15.0 million of capital back to the Company. On December 28, 2018, DLIH 2015 amended and restated its Limited Liability CompanyAgreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC ("DLHP"), as a party to the agreement. As part of the restructuring, the Company received 255,000 Series A Preferred Units (non-voting interests) with a value of $255.0 million in exchange for the equity of DLIH 2015 that was held by the Company prior to the restructuring. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million in 2018. On December 31, 2019, the Company received a $15.8 million preferred dividend from DLIH 2015.

Investments in Affiliates - Other Invested Assets

The Company owns controlling membership interests in the following limited liability companies: DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DLService Holdings, LLC; DLPrivate Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC ("CSPCH"), Clear Spring Health Holdings, LLC ("CSHH"), Ellendale Insurance Agency, LLC ("Ellendale"); DLIH 2016; and DL Investment Holdings 2016-2, LLC. The values of certain of these limited liability companies without audited financial statements were non- admitted as of December 31, 2019 and December 31, 2018.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Effective January 1, 2019, the Company and its subsidiary, DLIH 2016, initiated a hedging program arrangement related to the Company's FIA products. Under this arrangement, the Company transferred equity options to DLIH 2016 at fair value on January 1 and April 1, 2019, totaling $113.4 million and $63.0 million, respectively, in the form of capital contributions. The Company realized net losses of $7.8 million and $0.3 million on these transfers, respectively. During 2019, on behalf of DLIH 2016, the Company began purchasing and immediately transferring new FIA equity options to DLIH 2016 on an ongoing basis. $37.6 million of such purchases were transferred at fair value and were subsequently reimbursed by DLIH 2016. The Company reported no gains or losses on these transactions. All economic rights and responsibilities of the equity options transferred during 2019 belong to DLIH 2016. Additionally, DLIH 2016 began purchasing equity futures in 2019 as part of the FIA hedging program. The Company also contributed $10.0 million to DLIH 2016 in 2017.

During 2017, the Company purchased an 80% controlling interest in Clear Spring Property and Casualty Company (formerly SeaBright Insurance Company) ("CSP&C") through its indirect wholly-owned subsidiary, Clear Spring PCAcquisition Corp. CSP&C is a Texas domestic property and casualty insurance company. The Company invested a total of $48.8 million for the acquisition of CSP&C and for additional capital contributions during 2017. At December 31, 2019 and 2018, $2.7 million and $3.0 million of unamortized goodwill related to the purchase was reflected in the Company's carrying value of CSPCH.

During 2019, 2018 and 2017, the Company contributed $87.2 million, $8.5 million, and $2.0 million to its subsidiary health holding company, CSHH, of which $14.5 million was used by CSHH to purchase Clear Spring Health Insurance Company (formerly Corvesta Life Insurance Company) ("CSHIC") in April 2019, $2.0 million was used to purchase Community Care Alliance of Illinois, Inc. (formerly Community Care Alliance of Illinois, NFP) ("CCAI") in May 2019, and $3.5 million was used to purchase Eon Health Plan, LLC ("EHP") and its subsidiaries, Eon Health, Inc. (South Carolina) ("Eon SC") and Eon Health, Inc. (Georgia) ("Eon GA") in June 2018. The difference between the cost of these entities paid by CSHH and their statutory book values at the date of purchase resulted in goodwill. At December 31, 2019 and 2018, $20.6 million and $4.8 million of unamortized goodwill was reflected in the Company's carrying value of CSHH in schedule BA. During 2019 and 2018, CSHH contributed additional capital to its direct and indirect subsidiaries as follows:

(In Thousands)
Entity	2019	2018
Clear Spring Health of Illinois, Inc	$6,200	$—
Clear Spring Health (CO), Inc.	6,000	—
Clear Spring Health (VA), Inc.	6,500	—
Clear Spring Health (IL), Inc.	2,000	—
CSHIC	2,500	—
CCAI	24,100	—
Eon SC	3,402	3,000
Eon GA	7,298	2,000
Total	$58,000	$5,000

The Company values its investments in CSPCH and CSHH using the look-through approach described in SSAP No. 97 because CSPCH and CSHH are unaudited non-insurance holding companies. The Company calculates the value of its ownership interest in CSPCH and CSHH using the audited statutory value of their downstream insurance subsidiaries plus adjustments required by SSAP No. 97, such as unamortized goodwill. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

in the determination of the carrying values. The carrying values of CSPCH and CSHH were $36.0 million and $66.1 million, respectively at December 31, 2019, and $44.8 million and ($2.3) million, respectively, at December 31, 2018.

Dividends/Distributions

During 2019 and 2018, the Company received or accrued the following amounts from subsidiaries:

(In Thousands)
Date	Entity	Amount	Form	Asset Description
May 3, 2019	DLIH 2016	$25,000	Distribution	Cash
August 7, 2019	DLIH 2016	$5,000	Distribution	Cash
September 18, 2019	DLRC	$2,357	Ordinary dividend	Invested assets and cash
December 13, 2019	DLRC	$1,335	Extraordinary dividend	Cash
December 17, 2019	DLRC	$27,307	Return of capital	Invested assets and cash
December 31, 2019	DLIH 2016	$7,000	Distribution	Accrual
October 3, 2018	DLRC	$2,878	Ordinary dividend	Cash
December 10, 2018	Ellendale	$20,000	Distribution	Cash
December 18, 2018	DLNY	$20,312	Ordinary dividend	Cash
December 22, 2017	DLNY	$40,436	Ordinary dividend	Cash

Reinsurance-Related Agreements

During 2018, the Company had two reinsurance agreements with DLRC. Under one agreement, the Company cedes certain risks associated with the Company's variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the "VA Treaty"). Under the second agreement, the Company cedes a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the "FIA Treaty"). The VA Treaty and the FIA Treaty transferred hedging risks to DLRC, but did not transfer insurance risks. Both treaties were accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are accounted for as investment income (loss) on reinsurance deposit asset. The Company made changes in the hedging strategy during 2018 and certain hedges were excluded from or added to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

During 2019, the Company recaptured the FIA Treaty but maintained the VA Treaty as described above. DLRC, as reinsurer, consented to the recapture as required by the treaty. The recapture decreased both the reinsurance deposit asset and funds held under coinsurance associated with the FIA treaty by $724.4 million but had no effect on the surplus of the Company.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. "Investment expense (income) on funds held" represents amounts paid or received on hedging instruments that were ceded under the treaties, and for 2017 and 2016, ceded realized gains and losses on dispositions of hedging instruments. Beginning in 2018, the ceded realized gains and losses were reported in "Net realized capital gains (losses)".

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

"Investment income (expense) on funds held - unrealized" represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. "Investment income (loss) on reinsurance deposit asset" represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company's Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)			Treaty
			Impacts
		2019	2018	2017
Statements of Operations
Investment Income (Loss) on Reinsurance Deposit Asset		$(116,980)	$19,592	$(262,531)
Total Revenue		(116,980)	19,592	(262,531)
Investment Expense (Income) on Funds Held		(358,699)	123,723	(299,170)
Total Policyholder Benefits and Expenses		(358,699)	123,723	(299,170)
Net Realized Capital Gains (Losses)		83	(23,223)	—
Net (loss) income		241,802	(127,354)	36,639
Statements of Changes in Capital Stock and Surplus
Investment Income (Expense) on Funds Held - Unrealized		(241,802)	127,354	(36,639)
Net Change in Capital Stock and Surplus from
VA and FIA Treaties (excluding reinsurance fee)	$	— $	— $	—

In addition, the Company recognized a reinsurance deposit accounting asset of $371.0 million and $1,052.0 million at December 31, 2019 and 2018, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. ("Barbco"), an affiliate, under which it cedes risks associated with certain of the Company's in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company's in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2017, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. ("DLIAC") entered into a $40.0 million demand promissory note (the "DLIAC Note") with the Company. DLIAC's borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLIAC Note. In June 2019, the DLIAC Note was replaced with a new demand promissory note with the same terms and no commitment fee. There were no outstanding borrowings as of December 31, 2019 and 2018.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the "DLNY Note") with the Company. DLNY's borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. There were no outstanding borrowings as of December 31, 2019 and 2018.

As of December 31, 2019 and 2018, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas ("DBTCA"), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2019 and 2018 (the "Noteholders").

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2019, the Noteholders were as follows: Eisenhower LLC, EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Guggenheim Life and Annuity Company, Heritage Life Insurance Company, Midland National Life Insurance Company, Naismith LLC, North American Company for Life and Health Insurance, and Security Benefit Life Insurance Company.

The details of outstanding surplus notes at December 31, 2019 and 2018 were as follows (amounts in thousands):

						Interest Paid
					Principal/	Years Ended
Issue Date	Type	Rate	Maturity	Face Amount		December 31,
					Carrying Value	2019 and 2018
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563
				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder's ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company incurred $43.3 million of interest on the surplus notes for the years ended December 31, 2019, 2018 and 2017, respectively. Total interest paid from inception through December 31, 2019 was approximately $992.7 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest payments and the related accrual in the amount of $4.3 million at December 31, 2019 and 2018.

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Administrative Services Agreements

The Company has entered into various related-party agreements. The following agreements were in effect at December 31, 2019 and 2018:

The Company participates in the Group 1001 401(k) Savings Plan (the "401(k) Plan") (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualified under Section 401(k) of the Internal Revenue Code (the "IRC") and includes a retirement investment account feature (the "RIA") that qualifies under Section 401(a) of the IRC. The plan name change was effective January 1, 2019 when the sponsor was changed to Group 1001 Resources, LLC ("GOTO Resources") from Delaware Life Insurance Company. Expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.2 million, $2.3 million, and $2.1 million, respectively, for the years ended December 31, 2019, 2018 and 2017, of which $0.1 million was allocated to DLNY each of those years.

The Company has a management services agreement with DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $7.8 million, $9.4 million, and $8.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.4 million, and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon's business of supporting the wholesale distribution of the Company's variable insurance and annuity products. The Company also has a principal underwriter's agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.4 million, and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated under this agreement amounted to approximately $0.2 million for the years ended December 31, 2019, 2018 and 2017.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement were $0.6 million for each of the years ended December 31, 2019, 2018 and 2017.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies that includes DLNY, as described in Note 15.

The Company has an administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. ("DLOK"), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2019, 2018 and 2017.

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company has a services and resource sharing agreement between the Company and EHP, pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment, administrative, information technology and other support functions. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC ("GOTO Advisory"), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and CSHH pursuant to which the Company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a facilities use agreement between the Company and GOTO Resources dated January 1, 2019, pursuant to which the Company provides use of certain of its facilities to GOTO Resources. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and GOTO Resources, dated January 1, 2019, pursuant to which GOTO Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $85.4 million for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and Clear Spring Health Management Services, LLC ("CSHMS"), dated January 1, 2019, pursuant to which CSHMS provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $4.3 million for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and CSHMS, dated January 1, 2019, pursuant to which the Company provides certain services and resources to CSHMS, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has an administrative services agreement between the Company and Delaware Life Marketing, LLC ("DLM"), dated January 1, 2019, pursuant to which the Company agrees to provide certain services and use of facilities to DLM. The services relate to the business of DLM. The primary business of DLM is the distribution of the Company's annuity products and related activities. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has an amended and restated master agency agreement between the Company and DLM, dated January 1, 2019, pursuant to which DLM provides certain distribution and agent management services to the Company. Amounts allocated under this agreement amounted to approximately $11.8 million for the year ended December 31, 2019 and is included in commission expense in the Statutory Statement of Operations.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the "Sale Transaction"). In connection with the Sale Transaction, the Company's controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC ("GC") or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management,

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

LLC ("GPIM"), whereby GPIM provides investment management services for certain of the Company's investments. Expenses incurred under this agreement amounted to approximately $7.8 million, $5.8 million, and $4.2 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company had an investment services agreement with GPIM, which last payment for services was July 2018, whereby GPIM provided services to the Company with respect to certain General Account assets that GPIM did not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.2 million, and $2.9 million for the years ended, December 31, 2018 and 2017, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC ("GCREF"), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No expenses related to this agreement were incurred during 2019, 2018, or 2017.

The Company has a services agreement with Guggenheim Insurance Services, LLC ("GIS"), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $57.1 million, $65.5 million, and $58.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has a master agency agreement between the Company and Dunbarre Insurance Agency, LLC ("Dunbarre"), together with a related commission payment facility agreement and an assignment and assumption agreement, under which the Company authorized Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses incurred under this agreement amounted to approximately $11.1 million, $15.5 million, and $16.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has a limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC ("GIA"), pursuant to which GIA provides investment advisory services to the Company. Expenses incurred under this agreement amounted to $0.1 million the year ended December 31, 2019. The Company did not incur expenses under this agreement for the year end December 31, 2018.

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2019, 2018 and 2017.

The Company had $103.4 million and $12.9 million due from affiliates, $15.1 and $0 due to affiliates, and $1.9 million and $19.0 million included in general expenses due or accrued to other related parties as of December 31, 2019 and 2018, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis. The $103.4 million includes a $100.0 million capital contribution receivable from its Parent described in Note 21.

Other

As of December 31, 2019, the Company held two short-term investments from affiliates, Armstrong STF IV, LLC ("Armstrong") and Wright STF III, LLC ("Wright"), totaling $200.0 million. The Company recorded $0.6 million of investment income in 2019 related to these investments, and the average yield was 5.7%. During 2018, the Company held other affiliated short-term investments purchased in 2017 from Armstrong and Wright as well as Marcy STF I, LLC and DLM (formerly Redfield STF II, LLC) that matured in 2018 resulting in no gain. The Company recorded $9.1 million and $15.5 million of investment income on these investments in 2018 and 2017, respectively, and the average yields were 7.4% and 7.35% in 2018 and 2017, respectively.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

During 2018, the Company purchased a short-term investment from an affiliate, WPH Holdings II Parent LLC ("WPH") totaling $256.0 million, and disposed of $171.0 million and $85.0 million of this investment in 2019 and 2018, respectively, resulting in no gain. $10.0 million of the $85.0 million 2018 disposal was sold to Aureum Reinsurance Company, Ltd. ("ARC") as part of a related-party transaction. During 2019, the Company acquired a short-term investment from WPH totaling $202.5 million that matured in 2019 resulting in no gain. The Company recorded $23.3 million and $13.8 million of investment income related to these short-term investments in 2019 and 2018, respectively, and the average yields were 8.0% in both 2019 and 2018.

The Company acquired $93.6 million of bonds and $9.8 million of mortgages from affiliates in 2019, including the invested assets received from DLRC capital transactions noted above, and received proceeds of $71.1 million from affiliates. During 2018, the Company received bond proceeds of $2.5 million from affiliates. Gains recognized on the transactions in 2019 and 2018 were immaterial.

The Company purchased $17.2 million and $7.7 million of bonds and received proceeds of $5 million and $721.4 million from bond sales from parties related to or managed by GC in 2019 and 2018, respectively. No gains and losses were recognized by the Company on these transactions in 2019, but $13.3 million of gains were recognized in 2018.

At December 31, 2019 and 2018, the Company had investments in affiliates and parties related to or managed by Guggenheim Capital, LLC, Inc. as follows:

Affiliated Investments excluding Investments in Subsidiaries:
		December 31,
(In Thousands)	2019		2018

Short-Term Investments		$200,000	$171,000
Bonds		67,000	59,766
Preferred Stocks		255,000	255,000
Commercial Mortgage Loans		8,831	—
Total		$530,831	$485,766

Non - Affiliated Related Parties and Guggenheim Managed Investments:
(In Thousands)		December 31,
	2019		2018
Bonds		$879,267	$817,359
Commercial Mortgages Loans		—	2,534
Common Stocks		44,333	54,773
Other Invested Assets		22,580	43,495
Total		946,180	918,161

During 2018 and 2017, the Company's wholly-owned subsidiary, DL Service Holdings, LLC, held company-owned life insurance ("COLI") policies on the lives of key executives of the Company issued by EquiTrust Life Insurance Company ("ELIC"), a former related party. These policies were surrendered during 2018, and the Company received cash equal to the net cash surrender value of $78.3 million.

In 2014, the Company issued private placement variable universal life ("PPVUL") policies to ELIC through a subsidiary single member limited liability company, IDF IX, LLC. During 2018, ELIC surrendered the policies with a total value of $255.8 million, and the Company demanded repayment of $182.4 million of related policy loans,

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

including capitalized interest. In December 2018, prior to the settlement of the surrender and related policy loans, ELIC sold its rights to the cash surrender value of the PPVUL policies and its obligations of the related policy loans to an external party. As a result of the sale and subsequent settlement transactions, the Company exchanged the PPVUL policies for funding agreements at the same total value and received $166.2 million of corporate term loans and $16.2 million of cash to extinguish the policy loan debt assumed by the external party.

Guarantees

The Company, as successor to Keyport Life Insurance Company ("Keyport"), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company ("KBL") arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company's wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2019 and December 31, 2018 was approximately $193.0 million, and $207.9 million, respectively. At December 31, 2019 and 2018, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts ("MVA Contracts") issued by DLNY which include the option to earn a guaranteed fixed return for specified periods ("Guarantee Period"). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the "SEC"). Under the SEC's rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company's guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.3 million and $6.8 million at December 31, 2019 and 2018, respectively. There is no liability accrued for this guaranty.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. ("ML Pro") and certain affiliates of ML Pro (collectively, the "Guaranteed Parties") by certain subsidiaries of the Company that may be added to the guaranty (collectively, the "ML Customers"), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires February 2021. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $0.2 million as of December 31, 2019.

Pursuant to a Letter of Credit Facility Agreement between the Company and CSP&C, the Company was issued a $12.0 million irrevocable letter of credit effective September 30, 2019 by the Federal Home Loan Bank of Indianapolis (the "FHLB") on behalf of an unrelated party, and CSP&C pays the Company a facility fee.

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

3.BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company's bonds and preferred stocks were as follows:

December 31, 2019

(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
Bonds:	Value	Gains	Losses	Fair Value

U.S. Governments	$525,871	$999	$(77)	$526,793
All Other Governments	11,434	505	(46)	11,893
U.S. States, Territories and	4,581	105	(15)	4,671
Possessions (Direct and Guaranteed)
U.S. Special Revenue and Special Assessment
Obligations and all Non-Guaranteed Obligations
of Agencies and Authorities of Governments	679,789	17,299	(1,886)	695,202
and Their Political Subdivisions
Industrial and Miscellaneous (Unaffiliated)	9,456,225	189,308	(81,190)	9,564,343
Hybrid Securities	171,443	11,366	(516)	182,293
Bond - Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	39	(20)	1,829
Total Bonds	$10,918,153	$219,621	$(83,750)	$11,054,024

Preferred Stocks	$769,767	$5,487	$(350)	$774,904

		December 31, 2018
(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$265,444	$163	$(1,577)	$264,030
All Other Governments	12,905	34	(260)	12,679
U.S. States, Territories and	3,732	35	(5)	3,762
Possessions (Direct and Guaranteed)
U.S. Special Revenue and Special
Assessment Obligations and all Non-
Guaranteed Obligations of Agencies and
Authorities of Governments and Their Political	254,762	5,096	(2,165)	257,693
Subdivisions
Industrial and Miscellaneous (Unaffiliated)	9,384,291	43,610	(355,599)	9,072,302
Hybrid Securities	167,960	1,432	(9,172)	160,220
SVO Identified Exchange Traded Funds	408,611	—	(31,727)	376,884
Total Bonds	$10,497,705	$50,370	$(400,505)	$10,147,570

Preferred Stocks	$566,677	$3,061	$(938)	$568,800

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2019
(In Thousands)	Statement	Estimated
	Value	Fair Value
Due in one year or less	$142,075	$142,771
Due after one year through five years	2,275,165	2,307,066
Due after five years through ten years	2,735,234	2,781,359
Due after ten years	2,218,025	2,286,797
SVO Identified Exchange Traded Funds	1,810	1,830
Total before asset and mortgage-backed securities	7,372,309	7,519,823
Asset and mortgage-backed securities	3,545,844	3,534,201
Total	$10,918,153	$11,054,024

Proceeds from sales and maturities of investments in bonds and preferred stock during 2019, 2018 and 2017, were $6.7 billion, $4.4 billion, and $8.0 billion, including non-cash transactions of $366.7 million, $375.4 million, and $195.8 million, respectively; gross gains were $66.4 million, $41.4 million, and $63.6 million respectively; and gross losses were $34.8 million, $77.2 million, and $22.9 million, respectively.

The Company had unfunded commitments for future fixed income fundings of $1,134.9 million and $1,083.7 million as of December 31, 2019 and 2018 respectively.

Bonds included above with a statement value of approximately $5.2 million for the years ended December 31, 2019 and 2018 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 96.7% and 97.8% of the Company's total bonds as of December 31, 2019, and 2018, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. Aportion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company's preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities ("LBSS") in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2019, 2018 and 2017 on LBSS held as of December 31, 2019, 2018 and 2017, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer's ability to meet current and future interest and principal payments, an evaluation of the issuer's financial position and its near-term recovery prospects, difficulties being experienced by an issuer's parent or affiliate, and management's assessment of the outlook for the issuer's sector. In making these evaluations, the asset valuation committee exercises considerable judgment. Based on the Asset Valuation Committee's evaluation, issues or issuers are considered for inclusion on one of the Company's following credit lists:

"Monitor List" - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

"Watch List" - There is a preponderance of likelihood that either interest or principal will not be received according to the committee's expectations and may result in an impairment or write-offs.

"Impaired List" - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company's Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2019, 2018 and 2017, the Company incurred write-downs of bonds totaling $0, $5.8 million, and $27.9 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management's evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer's financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management's evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31,

2019 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more				Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
Bonds:	#	Value	Losses	#	Value	Losses	#	Value	Losses

U.S. Governments	3	$405,016	$(77)	—	$—	$—	3	$405,016	$(77)
All Other Governments	1	102	(1)	1	4,218	(45)	2	4,320	(46)
U.S. States, Territories and
Possessions (Direct and	2	2,985	(15)	—	—	—	2	2,985	(15)
Guaranteed)
U.S. Special Revenue and
Special Assessment Obligations
and all Non-Guaranteed
Obligations of Agencies and
Authorities of Governments and	29	220,710	(1,881)	3	389	(6)	32	221,099	(1,887)
Their Political Subdivisions
Industrial and Miscellaneous	111	1,399,329	(19,048)	86	971,377	(62,141)	197	2,370,706	(81,189)
(Unaffiliated)
Hybrid Securities	2	5,418	(313)	2	5,259	(203)	4	10,677	(516)
SVO Identified Exchange Traded	—	—	—	1	827	(20)	1	827	(20)
Funds
Total Bonds	148	$2,033,560	$(21,335)	93	$982,070	$(62,415)	241	$3,015,630	$(83,750)

Preferred Stocks	3	$99,616	$(350)	—	$—	$—	3	$99,616	$(350)

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31,

2018 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more				Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
Bonds:	#	Value	Losses	#	Value	Losses	#	Value	Losses

U.S. Governments	2	$4,891	$(82)	3	$256,308	$(1,495)	5	$261,199	$(1,577)
All Other Governments	2	250	(3)	3	10,906	(257)	5	11,156	(260)
U.S. States, Territories and
Possessions (Direct and	2	2,251	(5)	—	—	—	2	2,251	(5)
Guaranteed)
U.S. Special Revenue and
Special Assessment Obligations
and all Non-Guaranteed
Obligations of Agencies and
Authorities of Governments and	20	22,053	(436)	24	67,120	(1,729)	44	89,173	(2,165)
Their Political Subdivisions
Industrial and Miscellaneous	894	4,194,663	(167,435)	218	1,587,043	(188,163)	1,112	5,781,706	(355,598)
(Unaffiliated)
Hybrid Securities	28	91,258	(6,000)	5	36,135	(3,173)	33	127,393	(9,173)
SVO Identified Exchange Traded	—	—	—	3	376,884	(31,727)	3	376,884	(31,727)
Funds
Total Bonds	948	$4,315,366	$(173,961)	256	$2,334,396	$(226,544)	1,204	$6,649,762	$(400,505)

Preferred Stocks	3	$40,000	$(938)	—	$—	$—	3	$40,000	$(938)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.0 million as of December 31, 2019. This amount represented approximately one-tenth of a percent of the Company's total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company's overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value	Fair Value
		(excluding interest)
Residential Mortgage Backed Securities $	952	$952	$1,003
	$952	$952	$1,003

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.4 million as of December 31, 2018. This amount represented approximately one-tenth of a percent of the Company's total invested assets. The Company's overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value	Fair Value
		(excluding interest)
Residential Mortgage Backed Securities $	864	$864	$915
Structured Securities	500	500	504
	$1,364	$1,364	$1,419

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

5 GI Securities

The Company's overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

	Number of 5 GI Securities		Aggregate Book Adjusted		Aggregate Fair Value
Carry Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	—	1	$	— $	1	$	— $	2
Preferred	1	—		$255,000	$—		$255,000	$—
Stock
Total	1	1		$255,000	$1		$255,000	$2

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management's judgment, the mortgage loan's value is impaired, appropriate losses are recorded.

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table shows the geographical distribution of the statement value of the Company's mortgage loan portfolio as of December 31, 2019 and 2018 (in thousands):

	2019	2018
Alabama	$3,143	$3,331
Arizona	9,854	2,352
California	132,444	73,401
Colorado	16,515	17,187
Connecticut	10,925	10,925
Florida	21,016	130
Georgia	10,927	10,813
Idaho	963	1,438
Illinois	25,000	48,523
Kansas	8,050	13,300
Kentucky	1,652	1,744
Louisiana	400	577
Maine	—	2,534
Massachusetts	5,684	979
Michigan	7,669	7,669
Minnesota	—	4,322
Missouri	493	—
Mississippi	—	2,567
New Jersey	3,690	5,426
New Mexico	3,849	4,125
New York	220,294	291,638
North Carolina	45,480	6,972
Nevada	15,610	—
Ohio	3,024	4,148
Oregon	5,872	5,202
Pennsylvania	5,478	3,011
South Carolina	20,010	1,535
Texas	8,010	7,323
Utah	3,133	3,549
Virginia	1,731	1,252
Washington	2,947	1,656
Wisconsin	2,923	43
Great Britain	12,057	8,995
General allowance for loan loss	(2,460)	(2,460)
Total Mortgage Loans on Real Estate	$606,383	$544,207

The Company had $91.6 million and $79.8 million of outstanding mortgage loan commitments on real estate as of December 31, 2019 and December 31, 2018 respectively.

The Company originated 59 mortgage loans and made additional investments after acquisition with a total cost of $299.5 million during the year ended December 31, 2019 with rates ranging from 4.59% to 7.18%. The Company originated nine mortgage loans and made four additional investments after acquisition with a total cost of $131.7 million during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%, and eighteen mortgage

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%. During the years ended December 31, 2019, 2018 and 2017, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property's value at the time the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan's effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan's effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2019 and 2018. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2019 and 2018. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2019 and 2018, the Company individually and collectively evaluated loans with a gross carrying value of $608.8 million and $546.7 million, respectively.

As of December 31, 2019 and 2018, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2019 and 2018.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2019
Recorded Investment
Current	$—	$—	$—	$—	$ 608,843	$—	$ 608,843
December 31, 2018
Recorded Investment
Current	$—	$—	$—	$—	$ 546,667	$—	$ 546,667

The Company did not have any mortgages accruing interest more than 90 days past due or with reduced interest during 2019 or 2018.

The Company did not have any investments in impaired loans during 2019 or 2018.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Allowance for Credit Losses:

(In Thousands)

Balance at Beginning of Period

Additions Charged to Operations

Recoveries of Amounts Previously Charged Off  Balance at End of Period

2019           2018

$2,460      $ 2,460

——

——

$2,460      $ 2,460

The following table provides an aging of commercial mortgage loans as of December 31, 2019 and 2018, based on the recorded investment net of allowances for credit losses:

(In Thousands)
	2019		2018
Current		$608,843	$546,667
Total Allowance for Loan Loss		(2,460)	(2,460)
Total Mortgage Loans on Real Estate		$606,383	$544,207

The credit quality of the Company's mortgage loans is assessed by the debt service coverage ratio ("DSC") and loan to value ratio ('LTV"). The following table shows the recorded gross investment of the Company's mortgage loans aggregated by LTV and DSC as of December 31, 2019 and 2018.

		2019
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$147,090	$197,269	$60,425	$ 404,784
60%-69.99%	33,050	11,569	37,700	82,319
70%-79.99%	1,265	95,262	25,213	121,740
80% or greater	—	—	—	—
Total	$181,405	$304,100	$123,338	$ 608,843

		2018
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$188,015	$106,091	$87,531	$ 381,637
60%-69.99%	41,239	17,669	32,500	91,408
70%-79.99%	—	—	73,622	73,622
80% or greater	—	—	—	—
Total	$229,254	$123,760	$193,653	$ 546,667

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

5.REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONSACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company's internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company's other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)Type of Repurchase Trades Used

		1	2	3	4
		FIRST	SECOND	THIRD	FOURTH
a.	Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b.	Tri-Party (YES/NO)	No	No	No	No

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(3) Original (Flow) & Residual Maturity

(In Thousands)		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Open - No Maturity	$25,000	$25,000	$25,000	$25,000
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	—	—	—	—
5.	> 1 Month to 3 Months	—	—	—	—
6.	> 3 Months to 1 Year	—	—	—	—
7.	> 1 Year	—	—	—	—
b. Ending Balance
1.	Open - No Maturity	$25,000	$25,000	$25,000	$25,000
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	—	—	—	—
5.	> 1 Month to 3 Months	—	—	—	—
6.	> 3 Months to 1 Year	—	—	—	—
7.	> 1 Year	—	—	—	—

(4)Counter Party, Jurisdiction and Fair Value (FV) Not applicable

(5)Securities "Sold" Under Repurchase - Secured Borrowing

(In Thousands)			FIRST		SECOND		THIRD		FOURTH
			QUARTER		QUARTER		QUARTER		QUARTER
a. Maximum Amount
1.	BACV		XXX		XXX		XXX		XXX
2.	Nonadmitted -		XXX		XXX		XXX		XXX
	Subset of BACV
		$		$		$		$
3.	Fair Value		26,745		27,667		26,314		25,425
b. Ending Balance
1.	BACV		$26,726		$26,731		$25,788		$25,086
2.	Nonadmitted -		XXX		XXX		XXX		XXX
	Subset of BACV
3.	Fair Value		26,745		27,667		26,314		25,425

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(6)Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)		NONE	NAIC 1	NAIC 2		NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$	— $	21,829	$3,257	$	— $	— $	— $	— $	—
Bonds - FV		—	22,114	3,311		—	—	—	—	—
LB & SS - BACV		—	—	—		—	—	—	—	—
LB & SS - FV		—	—	—		—	—	—	—	—
Preferred Stock - BACV		—	—	—		—	—	—	—	—
Preferred Stock - FV		—	—	—		—	—	—	—	—
Common Stock		—	—	—		—	—	—	—	—
Total Assets - BACV		—	21,829	3,257		—	—	—	—	—
Total Assets - FV		—	22,114	3,311		—	—	—	—	—

(7)Collateral Received - Secured Borrowing

(In Thousands)			FIRST	SECOND	THIRD	FOURTH
			QUARTER	QUARTER	QUARTER	QUARTER
Maximum Amount
1.	Cash	$	— $	— $	— $	—
2.	Securities (FV)		26,745	27,667	26,314	25,425
Ending Balance
1.	Cash	$	— $	— $	— $	—
2.	Securities (FV)		26,745	27,667	26,314	25,425

(8)Cash & Non Cash Collateral Received - Secured Borrowing by NAIC Designation

	(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash		$ — $	— $	— $	— $	— $	— $	— $	—
b. Bonds - FV		—	25,425	—	—	—	—	—	—
c. LB & SS - FV		—	—	—	—	—	—	—	—
d. Preferred Stock - FV		—	—	—	—	—	—	—	—
e. Common Stock		—	—	—	—	—	—	—	—
f.	Mortgage Loans - FV	—	—	—	—	—	—	—	—
g.	Real Estate - FV	—	—	—	—	—	—	—	—
h.	Derivatives - FV	—	—	—	—	—	—	—	—
i.	Other Invested Assets - FV	—	—	—	—	—	—	—	—
j.	Total Collateral Assets - FV	—	25,425	—	—	—	—	—	—
(Sum of a through i)

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(9)Allocation of Aggregate Collateral by Remaining Contractual Maturity

	(in Thousands)	FAIR
VALUE
a.	Overnight and Continuous	$—
b.	30 Days or Less	—
c.	31 to 90 Days	—
d.	> 90 Days	25,425

(10)Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity Not applicable

(11)Liability to Return Collateral - Secured Borrowing (Total) Not applicable

REVERSE REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company's decision to do so will be dependent on the Company's liquidity needs and their assessment of the counterparty and collateral's performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company's discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

(2) Type of Repurchase Trades Used

		1	2	3	4
		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a.	Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b.	Tri-Party (Yes/No)	No	No	No	No

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

3) Original (Flow) & Residual Maturity

(In Thousands)		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Open - No Maturity	$—	$—	$—	$—
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	34,000	10,599	7,670	—
5.	> 1 Month to 3 Months	11,175	20,014	18,844	7,074
6.	> 3 Months to 1 Year	334,909	309,909	299,909	334,909
7.	> 1 Year	25,000	25,000	25,000	—
b. Ending Balance
1.	Open - No Maturity	$—	$—	$—	$—
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	34,000	9,434	7,670	—
5.	> 1 Month to 3 Months	11,175	10,000	—	5,880
6.	> 3 Months to 1 Year	300,909	299,909	201,909	334,909
7.	> 1 Year	—	25,000	25,000	—

(4)Counter Party, Jurisdiction and Fair Value (FV) Not applicable

(5)Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

(In Thousands)	FIRST	SECOND	THIRD	FOURTH
	QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum	$428,269	$425,911	$424,095	$421,503
Amount
b. Ending	426,630	424,453	287,249	420,011
Balance

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(6) Securities Acquired Under Repurchase - Secured Borrowing by NAIC Designation

	1	2	3	4	5	6	7	8
(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	NONADMITTED
Bonds - FV	$394,736	$25,275	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets -	—	—	—	—	—	—	—	—
FV
Total Assets	$394,736	$25,275	$—	$—	$—	$—	$—	$—

(7)Collateral Pledged - Secured Borrowing Not applicable

(8)Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity Not applicable

(9)Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity Not applicable

(10)Recognized Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

6.INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

		Years Ended December 31,
	2019		2018	2017
(In Thousands)
Realized Gains (Losses):
Bonds		$31,542	$(41,605)	$12,901
Preferred Stocks		8	23	(46)
Common Stocks		3,530	566	—
Mortgage Loans		48	374	(57)
Cash, Cash Equivalents and Short-term Investments		—	—	155
Other Invested Assets		4,154	(54,476)	(590)
Other Hedging Investments		—	—	—
Derivative Instruments		88,153	16,576	27,896
Reinsurance Realized Gains (Losses)		83	(23,223)	—
Realized Capital Gains/(Losses) - other		(78,176)	—	—
Subtotal		49,342	(101,765)	40,259
Capital Gains Tax Expense		10,362	—	8,105
Net Realized Gains (Losses)		38,980	(101,765)	32,154
Losses (Gains) Transferred to IMR (Net of Taxes)		$(34,440)	$91,199	$(8,109)
Total		$4,540	$(10,566)	$24,045

	Years Ended December 31,
	2019	2018	2017
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses)
Net of Deferred Income Tax:
Bonds	$(163)	$(38)	$(77)
Common Stocks of Non-affiliates	(7,791)	(2,144)	(1,473)
Common Stocks of Affiliates	45,453	(14,004)	(33,845)
Preferred Stocks	(41)	77,368	—
Derivative Instruments	101,770	(72,222)	26,171
Other Hedging Investments	67,196	(26,744)	7,694
Other Invested Assets	60,980	(68,093)	(115,335)
Unrealized Capital Gains/(Losses) - Other	78,176	—	—
Tax Rate change impact	—	—	21,140
Total	$345,580	$(105,877)	$(95,725)

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The deferred tax (benefit) reflected in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($41.5) million, $26.6 million, and ($21.6) million at December 31, 2019, 2018 and 2017, respectively.

In 2015, the Company implemented a public bond trading strategy which resulted in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7 million, respectively, for the year ended December 31, 2018, and $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017. The public bond strategy was discontinued and no related transactions occurred during 2019. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.3 million and $9.0 million for the years ended 2018 and 2017, respectively.

7. NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Bonds (Unaffiliated)	$577,949	$426,102	$359,474
Bonds (Affiliated)	2,634	—	—
Preferred Stocks (Unaffiliated)	46,447	21,777	14,351
Preferred stocks (affiliated)	15,826	—	—
Common Stocks (Unaffiliated)	10,307	13,033	23,086
Common Stocks (Affiliated)	3,693	23,190	40,436
Mortgage Loans	40,928	36,349	27,277
Contract Loans	17,535	28,459	29,563
Cash, Cash Equivalents and Short-term Investments	72,290	65,998	47,434
Derivative Instruments	(348,490)	133,172	(285,985)
Other Invested Assets	58,573	43,933	27,054
Other Investment Income	3,726	—	—
Gross Investment Income	501,418	792,013	282,690
Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(31,246)	(29,586)	(34,729)
Net Investment Income	$426,912	$719,167	$204,701

The Company's policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2019 and 2018.

8.DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company's fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities,

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

as well as the guaranteed minimum death and living benefit features of the Company's variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange ("FX") rates.

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new FIA products with OTC options utilizing the Cash Return on Capital Invested, Sector III, and MAA indices. Fair value change in the options embedded within the policies are recorded in income. The OTC options were designated as fair value hedges with changes in fair value also recorded in income through September 30, 2018. On October 1, 2018, the Company elected to discontinue hedge accounting and de-designate the options and offsetting liabilities as hedge pairs. As a result, changes in the fair value of these options from October 1, 2018 to December 31, 2018 were recorded as unrealized losses in surplus. As described further in Note 2, in January 2019, the Company transferred equity options related to the FIA hedging program to DLIH 2016.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2019 and 2018, the Company pledged $150.9 million and $208.1 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2019 and 2018, counterparties pledged to the Company $234.2 million and $144.4 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows:

		Outstanding at
		December 31, 2019
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$5,842,202	$219,118	$—	$219,118
Currency Swaps	9,459	892	—	892
FX Forwards	29,900	90	—	90
Payor Swaptions	800,000	55	7,890	(7,835)
Total	$6,681,561	$220,155	$7,890	$212,265

		Outstanding at
		December 31, 2018
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$4,478,512	$9,315	$—	$9,315
Currency Swaps	152,157	25,594	—	25,594
Credit Default Swaps	30,500	1,420	1,622	(202)
FX Forwards	4,216	91	—	91
Payor Swaptions	800,000	863	7,890	(7,027)
Equity Index Options	1,699,337	147,679	84,957	62,722
Total	$7,164,722	$184,962	$94,469	$90,493

At December 31, 2019 and 2018, open futures contracts had a notional value of $1,621.8 million and $2,232.6 million and a fair value of ($2.4) million and ($11.8) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions ("RSATs") which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2019 or 2018.

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $245.6 million and $247.0 million at December 31, 2019 and 2018, respectively.

The Company ceded certain risks during 2019 and 2018 to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company's individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2019, premiums ceded under the treaty were $156.0 million, and benefits ceded (including policy surrenders) were $1.6 billion. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $1.9 billion.

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Premiums and Annuity Considerations:
Direct	$2,616,422	$2,735,942	$2,079,789
Ceded - Affiliated	(28,989)	(22,573)	(29,101)
Ceded - Non-affiliated	(175,149)	(13,027,440)	(17,295)
Net Premiums and Annuity Considerations	$2,412,284	$(10,314,071)	$2,033,393
Insurance and Other Individual Policy Benefits and Claims:

Direct	890,010	862,511	806,146
Assumed - Non-affiliated	6,584	4,214	4,182
Ceded - Affiliated	(29,416)	(22,493)	(26,772)
Ceded - Non-affiliated	(409,260)	(411,682)	(25,515)
Net Policy Benefits and Claims	$457,918	$432,550	$758,041

10. RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2019 and 2018, the Company had $9.5 million and $10.9 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.0 million and $3.1 million as of December 31, 2019 and 2018, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, there were no significant reserve changes as of December 31, 2019 and 2018.

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

11.WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2019

A. INDIVIDUAL ANNUITIES

		Separate	Separate
	General	Account		Total
(In Thousands)		with	Account		% of Total
	Account	Guarantees	Nonguaranteed	12/31/2019

1Subject to Discretionary Withdrawal:

	a	With Market Value	$9,647,895	$269,928	$—	$9,917,823	76.244%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	946,115	—	—	946,115	7.273%
		More
	d	At Fair Value	—	—	746,664	746,664	5.740%
	d	Total with Adjustment or at	10,594,010	269,928	746,664	11,610,602	89.257%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	1,092,112	—	—	1,092,112	8.396%
		Adjustment)
2	Not Subject to Discretionary		272,214	—	33,079	305,293	2.347%
	Withdrawal
3	Total (Gross: Direct and Assumed)		11,958,336	269,928	779,743	13,008,007	100.000%
4	Reinsurance Ceded		42,837	—	—	42,837
5	Total (Net)		$11,915,499	$269,928	$779,743	$12,965,170
	Amount included in A(1)b above that

	will move to A(1)e in the year after
6	the statement date.		$2,055	$—	$—	$2,055

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

B. GROUP ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2019
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$151,300	$—	$151,300	1.446%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1	—	—	1	—%
		More
	c	At Fair Value	—	—	10,029,726	10,029,726	95.887%
	d	Total with Adjustment or at	$1	$151,300	$10,029,726	$10,181,027	97.333%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	39,702	—	—	39,702	0.380%
		Adjustment)
2	Not Subject to Discretionary		239,236	—	—	239,236	2.287%
	Withdrawal
3	Total (Gross: Direct and		$278,939	$151,300	$10,029,726	$10,459,965	100.000%
	Assumed)
4	Reinsurance Ceded		—	—	—	—
5	Total (Net)		$278,939	$151,300	$10,029,726	$10,459,965
	Amount included in B(1)b above
	that will move to B(1)e in the
6	year after the statement date.		$—	$—	$—	$—

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

C. DEPOSIT-TYPE CONTRACTS

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2019
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$—	$—	$—	—%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	—	—	—	—	—%
		More
	c	At Fair Value	—	—	288,617	288,617	30.039%
	d	Total with Adjustment or at	$—	$—	$288,617	$288,617	30.039%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	—	—	—	—	—%
		Adjustment)
2	Not Subject to Discretionary		672,205	—	—	672,205	69.961%
	Withdrawal
3	Total (Gross: Direct and Assumed)		$672,205	$—	$288,617	$960,822	100.000%
4	Reinsurance Ceded		360	—	—	360
5	Total (Net)		$671,845	$—	$288,617	$960,462
	Amount included in C(1)b above
	that will move to C(1)e in the year
6	after the statement date.		$—	$—	$—	$—

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

December 31, 2018

A. INDIVIDUAL ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$8,024,252	$326,391	$—	$8,350,643	71.995%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1,052,278	—	—	1,052,278	9.072%
		More
	c	At Fair Value	—	—	675,896	675,896	5.827%
	d	Total with Adjustment or at	9,076,530	326,391	675,896	10,078,817	86.894%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	1,227,772	—	—	1,227,772	10.585%
		Adjustment)
2	Not Subject to Discretionary		268,068	—	24,345	292,413	2.521%
	Withdrawal
3	Total (Gross: Direct +Assumed)		10,572,370	326,391	700,241	11,599,002	100.000%
4	Reinsurance Ceded		36,258	—	—	36,258
5	Total (Net)		$10,536,112	$326,391	$700,241	$11,562,744
	Amount included in A(1)b above
	that will move to A(1)e in the year
6	after the statement date.		$4,275	$—	$—	$4,275

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

B. GROUP ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$140,925	$—	$140,925	1.388%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1	—	—	1	—%
		More
	c	At Fair Value	—	—	9,717,079	9,717,079	95.696%
	e	Total with Adjustment or at	1	140,925	9,717,079	9,858,005	97.084%
		Market Value
		At Book Value Without
		Adjustment
		(Minimal or no Charge or	40,923	—	—	40,923	0.403%
		Adjustment)
2	Not Subject to Discretionary		255,126	—	—	255,126	2.513%
	Withdrawal
3	Total (Gross: Direct +Assumed)		296,050	140,925	9,717,079	10,154,054	100.000%
4	Reinsurance Ceded		—	—	—	—
5	Total (Net)		$296,050	$140,925	$9,717,079	$10,154,054
	Amount included in B(1)b above
6	that will move to B(1)e in the		$—	$—	$—	$—
	year after the statement date.

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

C. DEPOSIT-TYPE CONTRACTS

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$—	$—	$—	—%
		Adjustment
		At Book Value Less Current
		Surrender Charge of 5% or	—	—	—	—	—%
	b More
	c	At Fair Value	—	—	278,290	278,290	36.882%
	d	Total with Adjustment or at	—	—	278,290	278,290	36.882%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	—	—	—	—	—%
		Adjustment)
2	Not Subject to Discretionary		476,260	—	—	476,260	63.118%
	Withdrawal
3	Total (Gross: Direct +Assumed)		476,260	—	278,290	754,550	100.000%
4	Reinsurance Ceded		388	—	—	388
5	Total (Net)		$475,872	$—	$278,290	$754,162
	Amount included in C(1)b above
6	that will move to C(1)e in the		$—	$—	$—	$—
	year after the statement date.

12. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products were as follows:

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

December 31, 2019				General Account		Separate Account - Guaranteed and
							Nonguaranteed
	(In Thousands)		Account	Cash Value	Reserve	Account Value	Cash Value	Reserve
			Value
	Subject to discretionary withdrawal,
A. surrender values, or policy loans:
	(1)	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	(2)	Universal Life	45,937	45,989	47,443	—	—	—
	(3)	Universal Life with Secondary	—	—	—	—	—	—
		Guarantees
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with	—	—	—	—	—	—
		Secondary Guarantees
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value	—	—	—	—	—	—
		Life Insurance
	(8)	Variable Life	16,884	16,884	16,884	43,974	44,596	44,596
	(9)	Variable Universal Life	406,603	414,076	413,560	7,555,852	7,555,852	7,551,874
	(10)	Miscellaneous Reserves	794,871	794,602	796,015	—	—	—
B.	Not subject to discretionary withdrawal or
	not cash values
	(1)	Term Policies with Cash Value	XXX	XXX	282	XXX	XXX	—
	(2)	Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
	(3)	Disability - Active Lives	XXX	XXX	8	XXX	XXX	—
	(4)	Disability - Disabled Lives	XXX	XXX	467	XXX	XXX	—
	(5)	Miscellaneous Reserves	XXX	XXX	19,403	XXX	XXX	—
C. Total (gross: direct + assumed)			1,264,295	1,271,551	1,294,063	7,599,826	7,600,448	7,596,470
D. Reinsurance Ceded			285,848	287,986	309,869	—	—	—
E.	Total (net) (C)- (D)		$978,447	$983,565	$984,194	$7,599,826	$7,600,448	$7,596,470

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

December 31, 2018				General Account		Separate Account - Guaranteed and
							Nonguaranteed
	(In Thousands)		Account	Cash Value	Reserve	Account Value	Cash Value	Reserve
			Value
	Subject to discretionary withdrawal,
A. surrender values, or policy loans:
	(1)	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	(2)	Universal Life	48,304	48,361	49,841	—	—	—
	(3)	Universal Life with Secondary	—	—	—	—	—	—
		Guarantees
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with	—	—	—	—	—	—
		Secondary Guarantees
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value	—	—	—	—	—	—
		Life Insurance
	(8)	Variable Life	17,589	17,589	17,589	37,632	37,632	37,632
	(9)	Variable Universal Life	417,685	429,022	432,347	7,343,456	7,343,456	7,338,105
	(10)	Miscellaneous Reserves	826,921	826,267	827,789	—	—	—
B.	Not subject to discretionary withdrawal or
	not cash values
	(1)	Term Policies with Cash Value	XXX	XXX	260	XXX	XXX	—
	(2)	Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
	(3)	Disability - Active Lives	XXX	XXX	3	XXX	XXX	—
	(4)	Disability - Disabled Lives	XXX	XXX	508	XXX	XXX	—
	(5)	Miscellaneous Reserves	XXX	XXX	22,691	XXX	XXX	—
C. Total (gross: direct + assumed)			1,310,499	1,321,239	1,351,029	7,381,088	7,381,088	7,375,737
D. Reinsurance Ceded			287,165	291,420	313,064	—	—	—
E.	Total (net) (C)- (D)		$1,023,334	$1,029,819	$1,037,965	$7,381,088	$7,381,088	$7,375,737

13. SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in "Aggregate reserve for the life contracts" in the Company's Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company's Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•Variable Life

•Variable Annuity

•MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company's General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of "legally insulated" vs. "not legally insulated" is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $20,832.3 million and $21,177.8 million as of December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, the Company's Separate Account statements, included legally insulated assets of $20,321.9 million and $20,542.8 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2019 were attributed to the following products:

Product	Legally Insulated	Not - Legally	Total
	Assets	Insulated Assets
(In Thousands)
Variable Life	$9,103,259	$—	$9,103,259
Variable Annuity	11,218,651	—	11,218,651
MVA Annuity	—	510,398	510,398
Total	$20,321,910	$510,398	$20,832,308

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of "Net transfers (from) or to Separate Accounts net of reinsurance." The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $18,694.6 million and $18,071.3 million of non-guaranteed Separate Account reserves and $421.2 million and $467.3 million of guaranteed Separate Account reserves as of December 31, 2019 and 2018, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $171.8 million, $179.3 million, and $206.1 million were received by the General Account from the Separate Accounts during the years ended December 31, 2019, 2018 and 2017, respectively.

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

For the years ended December 31, 2019, 2018 and 2017, the Company's General Account paid $69.8 million, $62.9 million, and $84.0 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2019 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguarantee
	Less than/	Separate
	Equal to 4%	Accounts	Total
Premiums, Considerations or
Deposits for Year Ended 12/31/2019	$26,357	$190,962	$217,319
Reserves at 12/31/2019
For Accounts with Assets at:
Fair Value	156,589	18,694,557	18,851,146
Amortized Cost	264,640	—	264,640
Total Reserves	$421,229	$18,694,557	$19,115,786
By Withdrawal Characteristics:

With Market Value Adjustment	$421,229	$—	$421,229
At Fair Value	—	18,661,478	18,661,478
Subtotal	421,229	18,661,478	19,082,707
Not Subject to Discretionary	—	33,079	33,079
Withdrawal
Total	$421,229	$18,694,557	$19,115,786

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

An analysis of the Separate Account reserves as of December 31, 2018 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, Considerations or
Deposits for Year Ended 12/31/2018	$11,608	$186,607	$198,215
Reserves at 12/31/2018
For Accounts with Assets at:
Fair Value	147,437	18,071,347	18,218,784
Amortized Cost	319,879	—	319,879
Total Reserves	$467,316	$18,071,347	$18,538,663
By Withdrawal Characteristics:

With Market Value Adjustment	$467,316	$—	$467,316
At Fair Value	—	18,047,002	18,047,002
Subtotal	467,316	18,047,002	18,514,318
Not Subject to Discretionary	—	24,345	24,345
Withdrawal
Total	$467,316	$18,071,347	$18,538,663

Below is the reconciliation of "Net Transfers (from) or to Separate Accounts net of reinsurance" in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Transfers to Separate Accounts	$217,318	$198,215	$152,254
Transfers (from) Separate Accounts	(1,831,011)	(2,468,733)	(2,172,432)
Net Transfers (from) Separate Accounts
net of reinsurance in the Statement of	$(1,613,693)	$(2,270,518)	$(2,020,178)
Operations

14. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Financial assets and liabilities recorded at fair value in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•Quoted prices for similar assets or liabilities in active markets,

•Quoted prices for identical or similar assets or liabilities in non-active markets,

•Inputs other than quoted market prices that are observable, and

•Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's assets and liabilities measured at fair value were classified by these levels as of December 31,

2019 as follows:

(In Thousands)

Description for Each Class of Asset or				Net Asset
	Level 1	Level 2	Level 3	Value	Total
Liability				("NAV")
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,654	$166,214	$—	$167,868
Bonds - Unaffiliated (b)					—
Asset-backed Securities	—	—	862	—	862
Industrial and Miscellaneous	—	1	—	—	1
Derivative Assets (d)					—
Interest Rate Contracts	229,582	94,771	—	—	324,353
Equity Contracts	779		—	—	779
Foreign Exchange Contracts	—	982	—	—	982
Separate Accounts Assets (c) (e)	12,672,123	6,338,379	274,378	181,390	19,466,270
Total Assets at Fair Value	$12,902,484	$6,435,787	$441,454	$181,390	$19,961,115
Liabilities at Fair Value:

Separate Accounts (c)	$—	$—	$—	$—	$—
Derivative Liabilities (d)
Interest Rate Contracts	(104,066)	—	—	—	(104,066)
Equity Contracts	(1,767)	—	—	—	(1,767)
Foreign Exchange Contracts	(1,414)	—	—	—	(1,414)
Total Liabilities at Fair Value	$(107,247)	$—	$—	$—	$(107,247)

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's assets and liabilities measured at fair value were classified by these levels as of December 31,

2018 as follows:

(In Thousands)

Description for each class of asset or	Level 1	Level 2	Level 3	NAV	Total
liability
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,856	$168,640	$—	$170,496
Bonds - Unaffiliated (b)
Asset-backed Securities	—	—	1,068	—	1,068
Derivative Assets (d)					—
Interest Rate Contracts	45,885	21,247	—	—	67,132
Equity Contracts	93	147,679	—	—	147,772
Foreign Exchange Contracts	—	25,684	—	—	25,684
Separate Accounts Assets (c) (e)	12,356,549	5,656,089	323,517	179,611	18,515,766
Total Assets at Fair Value	$12,402,527	$5,852,555	$493,225	$179,611	$18,927,918
Liabilities at Fair Value:

Separate Accounts (c) (e)	$—	$(28,142)	$—	$—	(28,142)
Derivative Liabilities (d)
Interest Rate Contracts	(23,242)	(30,029)	—	—	(53,271)
Equity Contracts	(10,227)	—	—	—	(10,227)
Foreign Exchange Contracts	(1,622)	—	—	—	(1,622)
Total Liabilities at Fair Value	$(35,091)	$(58,171)	$—	$—	$(93,262)

(a)Common stocks are carried at fair value.

(b)Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.

(c)Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $948.2 million and $2,233.1 million of investment income and receivables due at December 31, 2019 and 2018, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)The derivatives included in the leveling descriptions are carried at fair value.

(e)Includes assets with a fair value of $181.4 million and $179.6 million at December 31, 2019 and 2018 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2019 or 2018, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed).

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company's assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2019 and December 31, 2018.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2019:

				Total Gains	Total
	Beginning		Transfers	and	Gains and					Ending
		Transfers		(Losses)	(Losses)
(In Thousands)	Balance at		Out of	Included in	Included in	Purchases	Issuances	Sales	Settlements	Balance at
	01/01/2019	Into Level 3	Level 3	Net Income	Surplus					12/31/2019
Assets:
Common Stock	$168,640	$—	$(19,948)	$3,601	$15,451	$101,376	$—	$(72,445)	$(30,461)	$166,214
Unaffiliated
Bonds - Unaffiliated:
Asset-backed	1,068	—	—	—	(206)	—	—	—	—	862
Securities
Separate Accounts	323,517	951	(261,568)	(127)	14,380	377,709	—	(145,390)	(35,094)	274,378
Assets
Total Assets	$493,225	$951	$(281,516)	$3,474	$29,625	$479,085	$—	$(217,835)	$(65,555)	$441,454

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2018:

				Total Gains	Total
	Beginning		Transfers	and	Gains and					Ending
		Transfers		(Losses)	(Losses)
(In Thousands)	Balance at		Out of	Included in	Included in	Purchases	Issuances	Sales	Settlements	Balance at
	01/01/2018	Into Level 3	Level 3	Net Income	Surplus					12/31/2018
Assets:
Common Stock	$125,472	$—	$—	$—	$(13,956)	$70,470	$—	$(13,308)	$(38)	$168,640
Unaffiliated
Bonds -
Unaffiliated:
Asset-backed	1,118	—	—	—	(50)	—	—	—	—	1,068
Securities
Separate Accounts	653,171	27,077	(409,933)	236	(19,364)	117,200	16	(19,163)	(25,723)	323,517
Assets
Total Assets	$779,761	$27,077	$(409,933)	$236	$(33,370)	$187,670	$16	$(32,471)	$(25,761)	$493,225

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2019:

	Valuation	Significant			Weighted
		Unobservable	Fair Value	Range
	Techniques	Inputs			Average
(In Thousands)
Bonds - Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$862	21	21
Common Stocks	Matrix Pricing	Spreads	166,214	1-249	60
Separate Accounts Assets	Matrix Pricing	Spreads	18,123	46-112	103
	Market Pricing	Quoted Prices	1,014	101	101
	Matrix Pricing	Spreads	232,897	1-100	94
	Market Pricing	Quoted Prices	21,808	100-101	100
Total Assets			$440,918

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2018:

	Valuation	Significant			Weighted
		Unobservable	Fair Value	Range
	Techniques	Inputs			Average
(In Thousands)
Bonds - Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,068	25	25
Common Stocks	Market Pricing	Spreads	168,640	1-216	46
Separate Accounts assets	Market Pricing	Spreads	228,664	1-100	92
	Matrix Pricing	Spreads	7,359	94-103	100
	Market Pricing	Quoted Prices	20,156	40-106	100
	Market Pricing	Quoted Prices	34,492	91-104	98
Total assets			$460,379

There were no significant changes made in valuation techniques during 2019 and 2018.

Derivative values in the above tables are presented on a gross basis.

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company's financial instruments as of December 31, 2019:

(In Thousands)

								Not
	Aggregate	Statement						Practicable
Type of Financial Instrument			Level 1	Level 2		Level 3	NAV	(Carrying
	Fair Value	Value						Value)
Cash, Cash Equivalents and
Short-term Investments	$ 1,480,738	$ 1,480,742	$744,699	$ 736,039	$	— $	—	$—
Bonds	11,054,022	10,918,153	517,928	10,020,471		515,623	—	—
Preferred Stocks	774,903	769,767	—	394,415		380,488	—	—
Common Stocks	167,867	167,867	—	1,654		166,213	—	—
Mortgages Loans on Real Estate	612,899	606,383	—	—		612,899	—	—
Derivatives – Options and Swaptions	55	55	—	55		—		—
Derivatives – Swaps and Forwards	315,265	334,861	219,567	95,698		—	—	—
Derivatives - Futures	785	785	785	—		—	—	—
Contract Loans	470,431	400,939	—	—		470,431	—	—
Other Invested Assets (a)	542,208	544,323	—	7,028		474,967	60,213	—
Separate Account Assets	19,899,455	19,884,097	12,737,725	6,689,797		290,543	181,390	—
Contractholder Deposit Funds and	(736,725)	(671,845)	—	—		(736,725)	—	—
Other Policyholder Liabilities
Derivatives – Swaps and Forwards	(122,497)	(114,761)	(104,065)	(18,432)		—	—	—
Derivatives - Futures	(3,181)	(3,181)	(3,181)	—		—	—	—
Separate Account Liabilities	(288,617)	(288,617)	—	—		(288,617)	—	—

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table presents the estimated fair value and carrying amounts of the Company's financial instruments as of December 31, 2018:

(In Thousands)

							Not
	Aggregate	Statement					Practicable
Type of Financial Instrument			Level 1	Level 2	Level 3	NAV	(Carrying
	Fair Value	Value					Value)
Cash, Cash Equivalents and
Short-term Investments	$ 982,420	$ 982,422	$261,757	$ 720,663	$—	—	—
Bonds	10,147,570	10,497,705	255,301	8,810,613	1,081,656	—	—
Preferred Stocks	569,036	566,677	—	459,536	109,500	—	—
Common Stocks	170,496	170,496	—	1,856	168,640	—	—
Mortgages Loans on Real Estate	556,226	544,207	—	—	556,226	—	—
Derivatives – Options and Swaptions	148,542	148,542	—	148,542	—	—	—
Derivatives – Swaps and Forwards	95,083	101,890	49,015	46,068	—	—	—
Derivatives - Futures	93	93	93	—	—	—	—
Contract Loans	418,546	405,685	—	—	418,546	—	—
Other Invested Assets (a)	378,388	399,350	—	6	272,592	105,790	—
Separate Account Assets	18,912,208	18,944,772	12,363,762	6,005,960	362,875	179,611	—
Contractholder Deposit Funds and	(490,792)	(475,872)	—	—	(490,792)	—	—
Other Policyholder Liabilities
Derivatives – Swaps and Forwards	(68,674)	(65,470)	(23,242)	(45,431)	—	—	—
Derivatives - Futures	(11,849)	(11,849)	(11,849)	—	—	—	—
Separate Account Liabilities	(306,432)	(306,432)	—	(28,142)	(278,290)	—	—

(a)- Other invested assets include assets with a fair value of $60.2 million and $105.8 million at December 31, 2019 and 2018, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2019 and 2018, there were $126.1 million and $112.9 million of unfunded commitments for limited partnership investments, respectively.The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short- term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company's ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company's equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits ("LIHTCs"), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 13. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds - The fair values of the Company's General Account liabilities under investment- type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

15. FEDERAL INCOME TAXES

The application of SSAP No.101, "Income Taxes," requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2019 and December 31, 2018.

The components of the Company's DTAs and DTLs as of December 31, 2019 and December 31, 2018 were as follows:

(In Thousands)	December 31, 2019			December 31, 2018				Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax	$162,404	$55,355	$217,759	$172,389	$—	$172,389	$(9,985)	$55,355	$45,370
Assets
Statutory Valuation	—	—	—	—	—	—	—	—	—
Allowance Adjustments
Adjusted Gross	162,404	55,355	217,759	172,389	—	172,389	(9,985)	55,355	45,370
Deferred Tax Assets
Deferred Tax Assets	—	—	—	10,997	—	10,997	(10,997)	—	(10,997)
Nonadmitted
Subtotal Net Admitted	162,404	55,355	217,759	161,392	—	161,392	1,012	55,355	56,367
Deferred Tax Assets
Deferred Tax Liabilities	112,773	25,517	138,290	78,127	—	78,127	34,646	25,517	60,163
Net Admitted Deferred
Tax Assets / (Net	$49,631	$29,838	$79,469	$83,265	$—	$83,265	$(33,634)	$29,838	$(3,796)
Deferred Tax Liabilities)

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table provides component amounts of the Company's calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)		December 31, 2019			December 31, 2018			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101

(a)Federal Income Taxes Paid in Prior Years Recoverable Through

Loss Carrybacks	$	— $	—	$—	$	— $	—	$— $	— $	—	$—
(b) Adjusted Gross
Deferred Tax Assets
Expected to Be Realized
(Excluding the amount of
Deferred Tax Assets
From 2(a) above) After
Application of the
Threshold Limitation.
(The Lesser of 2(b)1 and		57,163	30,719	87,882		83,265	—	83,265	(26,102)	30,719	4,617
2(b)2 Below)
1. Adjusted Gross
Deferred Tax Assets
Expected to be Realized
Following the Balance
Sheet Date.		57,163	30,719	87,882		83,265	—	83,265	(26,102)	30,719	4,617

2. Adjusted Gross
Deferred Tax Assets
Allowed per Limitation
Threshold.		XXX	XXX	225,506		XXX	XXX	214,328	XXX	XXX	11,178

(c) Adjusted Gross
Deferred Tax Assets
(Excluding the Amount
Of Deferred Tax Assets
From 2(a) and 2(b)
above) Offset by Gross		105,241	24,636	129,877		78,127	—	78,127	27,114	24,636	51,750
Deferred Tax Liabilities.
(d) Deferred Tax Assets
Admitted as the result of
application of SSAP No.
101.		$162,404	55,355	$217,759		$161,392	—	$161,392	$1,012	55,355	$56,367
Total (2(a) + 2(b) + 2(c))

								2019		2018
Ratio Percentage Used To Determine Recovery Period And Threshold								994%		923%
Limitation Amount
Amount Of Adjusted Capital And Surplus Used To Determine Recovery								$1,503,375		$1,472,020
Period And Threshold Limitation Above (In Thousands)

68

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company's SSAP No. 101 calculation.

	December 31, 2019		December 31, 2018		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross
Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by
Tax Character as a Percentage.
Adjusted Gross Deferred Tax	$162,404	55,355	$172,389	—	$(9,985)	55,355
Assets
Percentage of Adjusted Gross
Deferred Tax Assets by Tax
Character Attributable to the	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Impact of Tax Planning Strategies
Net Admitted Adjusted Gross	$162,404	55,355	$161,392	—	$1,012	55,355
Deferred Tax Assets
Percentage of Net Admitted
Adjusted Gross Deferred Tax
Assets by Tax Character Because
of the Impact of Tax Planning	0.00%	0.00%	26.06%	0.00%	(26.06)%	0.00%
Strategies

The Company's tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company's main components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31,	December 31,	December 31,
	2019	2018	2017
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(21,279)	$(3,553)	$(65,461)
Federal Income Tax Expense on Net Capital Gains	10,362	—	8,105
Current Income Tax (Benefit) Expense	$(10,917)	$(3,553)	$(57,356)

69

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The main components of the Company's DTAs and DTLs as of December 31, 2019 and 2018 were as follows:

(In Thousands)	December 31,	December 31,	Change
	2019	2018
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$89,538	$97,382	$(7,844)
Investments	2,389	23,255	(20,866)
Deferred Acquisition Costs	28,246	22,997	5,249
Fixed assets	1,018	—	1,018
Compensation and benefits accrual	1,581	—	1,581
Receivables-nonadmitted	4,172	—	4,172
Net Operating Loss carry-forward	—	—	—
Tax credit carry-forward	33,288	—	33,288
Other (Including Items <5% of Total Ordinary Tax Assets)	2,172	28,755	(26,583)
Total Ordinary Deferred Tax Assets	$162,404	$172,389	$(9,985)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	10,997	(10,997)
Admitted Ordinary Deferred Tax Assets	$162,404	$161,392	$1,012
Capital:
Investments	55,355	—	55,355
Net Capital Loss Carry forward	—	—	—
Subtotal	55,355	—	55,355
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—
Admitted Capital Deferred Tax Assets	55,355	—	55,355
Admitted Deferred Tax Assets	$217,759	$161,392	$56,367
Deferred Tax Liabilities:
Ordinary
Investments	$61,445	$26,602	$34,843
Policyholder Reserves	51,328	51,525	(197)
Subtotal	$112,773	$78,127	$34,646
Capital:
Investments	25,517	—	25,517
Subtotal	25,517	—	25,517
Deferred Tax Liabilities	$138,290	$78,127	$60,163

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$83,265	$(3,796)

70

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The change in net deferred income taxes was comprised of the following:

(In Thousands)
Description	December 31, 2019	December 31, 2018	Change
Total Deferred Tax Assets	$217,759	$172,389	$45,370
Total Deferred Tax Liabilities	138,290	78,127	60,163
Net Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$94,262	$(14,793)
Statutory Valuation Allowance	—	—	—
Net Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$94,262	$(14,793)
Tax Effect of Unrealized (Gains)/Losses			41,549
Change in Net Deferred Income Tax			$(56,342)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2019, 2018 and 2017 were as follows:

(In Thousands)	December 31, 2019			December 31, 2018			December 31, 2017
		Tax	Effective		Tax Effect	Effective		Tax	Effective
Description	Amount	Effect @		Amount			Amount	Effect @
		21%	Tax Rate		@ 21%	Tax Rate		35%	Tax Rate
Net Income Before Taxes	$244,594	$51,365	17.5%	$205,802	$43,218	41.5%	$191,923	$67,173	28.9%
Pre-tax Capital Gains - Pre	49,342	10,362	3.5%	(101,765)	(21,370)	(20.5)%	40,259	14,091	6.1%
IMR
Dividends Received		(3,970)	(1.4)%		(16,026)	(15.4)%		(25,309)	(10.9)%
Deduction
Exhibit 5a adjustment		(1,352)	(0.5)%		—	— %		—	— %
Non-deductible Expenses		—	— %		60	0.1%		61	— %
Reversal of IMR		(1,670)	(0.6)%		(3,179)	(3.1)%		(8,981)	(3.9)%
Change in Non-admitted		(10,236)	(3.5)%		(2,576)	(2.5)%		881	0.4%
assets
Prior Year Over/Under		(492)	(0.2)%		2,083	2.0%		(8,058)	(3.5)%
Accrual
Tax Credit Adjustment		(15,369)	(5.2)%		—	— %		83,440	35.9%

Tax Differences in Wholly		16,694	5.7%		(32,785)	(31.5)%		(91,695)	(39.5)%
Owned Subsidiaries
Other		93	0.2%		5	— %		117	0.2%
Total Statutory Income Taxes		$45,425	15.5%		$(30,570)	(29.4)%		$31,720	13.7%
Federal Income Taxes
		$(10,917)	(3.7)%		$(3,553)	(3.4)%		$(57,356)	(24.7)%
Incurred
Change in Net Deferred		56,342	19.2%		(27,017)	(26.0)%		89,076	38.4%
Income Taxes
Total Statutory Income Taxes		$45,425	15.5%		$(30,570)	(29.4)%		$31,720	13.7%

At December 31, 2019, the Company had no net operating loss or capital loss carry forwards. At December 31, 2019, the Company had $19.5 million of foreign tax credit carry forward, which will begin to expire, if not utilized, in 2020. At December 31, 2019, the Company had $13.8 million of general business credit carry forwards, which will begin to expire, if not utilized, in 2029.

71

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

As of December 31, 2019, the Company had no capital income tax expense in the preceding years that will be available for recoupment in the event of future losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

The Tax Cuts and Jobs Act ("the Act") repealed the corporate Alternative Minimum Tax (and its related credit) for tax years beginning after December 31, 2017. To the extent the Company possesses an AMT credit carryover as of that date, the Company is generally permitted to utilize the credit to the extent of the Company's regular tax liability for the year. In addition, for tax years 2018, 2019, and 2020, to the extent the Company's AMT credit carryover exceeds the Company's regular tax liability, 50% of the excess AMT credit carryover is refundable. Any remaining AMT credit carryover becomes completely refundable in 2021.

Below is a summary of the Company's 2019 activity related to its AMT credit carryover:

(In Thousands)

(1)Gross AMT Credit Recognized as:

	a. Current year recoverable	$1,683
	b. Deferred tax asset (DTA)	—
(2)	Beginning Balance of AMT Credit Carry forward	1,683
(3)	Amounts Recovered	—
(4)	Adjustments	—
(5)	Ending Balance of AMT Credit Carry forward (5=2-3-4)	1,683
(6)	Reduction for Sequestration	—
(7)	Nonadmitted by Reporting Entity	—
(8)	Reporting Entity Balance (8=5-6-7)	$1,683

Tax years prior to 2016 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service ( the "IRS") held open conference for tax years 2014 and 2015. The audit was closed in 2019 with no material changes. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits ("UTBs") as of December 31, 2019 and 2018. As of December 31, 2019, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2019 and December 31, 2018. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2019, 2018 and 2017. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2019 tax year with its wholly- owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

72

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

16.CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company's ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve- month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of:

(i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company's total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2019, April 2018, October 2017 and April 2017, the Company paid an ordinary dividend $200.0 million, $157.4 million, $100.0 million and $135.4 million, respectively, to the Parent. In October 2019, the Parent contributed $16.9 million to the Company in the form of an other invested asset which was nonadmitted at December 31, 2019. The Company received a capital contribution from the Parent during the first quarter of 2020 in the amount of $100.0 million, as described in Note 21.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $560.0 million and $256.0 million at December 31, 2019 and 2018, respectively.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2019 and 2018.

17.COMMITMENTS AND CONTINGENT LIABILITIES Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $128.0 million and $112.9 million as of December 31, 2019 and December 31, 2018, respectively.

In December 2018, the Company committed to pay $19.4 million of capital contributions to CSHH which were paid in the first quarter of 2019 and were included in the amounts disclosed in Note 2.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

73

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.1 million and $3.2 million for guaranty fund assessments as of December 31, 2019 and 2018, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2019 and 2018, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF's affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2019 and reported in the current financial statements:

•Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•Certain FHLB capital stock.

•Certain bonds on deposit with governmental authorities as required by law.

•Certain cash deposits held in a mortgage escrow account (see "Other restricted assets" below).

•Derivative cash collateral which was reported as cash equivalents (see "Assets pledged as collateral not captured in other categories" below).

•Certain cash collateral for brokerage margin.

•Cash held in a tax escrow account.

74

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following were restricted assets (including pledged assets):

(In Thousands)
			Current Year							Percentage
			Total					Total	Total		Admitted
	Total	G/A	Separate	S/A Assets						Gross
			Account			Total		Current	Current		Restricted
Restricted Asset	General	Supporting	(S/A)	Supporting			Increase/	Year Non	Year	Restricted	to Total
	Account	S/A	Restricted	G/A	Total	From		Admitted	Admitted	Total	Admitted
Category	(G/A)	Activity	Assets	Activity		Prior Year	(Decrease)	Restricted	Restricted	Assets	Assets
Subject to
Repurchase	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.07%	0.07%
Agreements
Subject to Reverse
Repurchase	340,789	—	—	—	340,789	347,813	(7,024)	—	340,789	0.9%	0.9%
Agreements
FHLB Capital Stock	30,690	—	—	—	30,690	16,425	14,265	—	30,690	0.08%	0.08%
On Deposit with	5,214	—	—	—	5,214	5,193	21	—	5,214	0.01%	0.01%
States
Pledged as Collateral
to FHLB (Including
Securities and
Commercial	610,287	—	—	—	610,287	603,517	6,770	—	610,287	1.61%	1.61%
Mortgage Loans)
Other Restricted	52,817	—	—	—	52,817	139,833	(87,016)	—	52,817	0.14%	0.14%
Assets
Total Restricted	$1,064,797	$—	$—	$—	$1,064,797	$1,137,781	$(72,984)	$—	$1,064,797	2.81%	2.81%
Assets

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

			Gross Restricted
(In Thousands)			Current Year						Percentage
			Total					Total		Admitted
	Total	G/A	Separate	S/A Assets					Gross
			Account			Total		Current		Restricted
Description of	General	Supporting	(S/A)	Supporting			Increase/	Year	Restricted	to Total
	Account	S/A	Restricted	G/A	Total	From		Admitted	Total	Admitted
Assets	(G/A)	Activity	Assets	Activity		Prior Year	(Decrease)	Restricted	Assets	Assets
Mortgage Escrow	$2,827	$—	$—	$—	$2,827	$3,430	$(603)	$2,827	0.01%	0.01%
Restricted Cash - Tax	—	—	—	—	—	11,280	(11,280)	—
Escrow									—	—
Restricted Cash -	49,990	—	—	—	49,990	125,123	(75,133)	49,990	0.13%	0.13%
Derivative Collateral
Total	$52,817	$—	$—	$—	$52,817	$139,833	$(87,016)	$52,817	0.14%	0.14%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2019, 2018 and 2017 were $2.4 million, $2.4 million, and $2.3 million, respectively, under this lease.

75

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office. This lease expires on December 31, 2024. Rental expenses for 2019, 2018 and 2017 were $0.2 million under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2019, 2018 and 2017 were $0.4 million under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for a Chicago, Illinois office which expired July 29, 2018. The Company entered into a new sublease effective August 1, 2018 which expired on August 31, 2019. Effective September 1, 2019 , the Company entered into a thirteen-month lease agreement that expires on September 30, 2020. Rental expenses for 2019, 2018 and 2017 were $0.3 million under this sublease. A portion of these rental expenses are reimbursed by CSP&C.

Effective December 20, 2018, the Company entered into a lease agreement for a Chicago office that expires on May 31, 2025. Rental expense for 2019 was $83.0 thousand. Rental expense for 2018 was $0 due to the abatement of the first five months of rent. Effective January 2020, the Company entered into a lease agreement for additional space in this Chicago office that also expires on May 31, 2025. The rental expenses are reimbursed by CSHMS.

Effective June 1, 2019, the Company entered into a six-month lease agreement for a Chicago office that expired on November 30, 2019. The term was extended on a month-to-month basis after November 30, 2019 and the agreement was terminated in January 2020. Rental expenses for 2019 were $0.2 million. These rental expenses are reimbursed by CSHMS.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional four months with a monthly rental expense of approximately $18.8 thousand. Effective April 1, 2019, the Company renewed the lease for an additional 12 months with a monthly rental expense of approximately $17.9 thousand. Effective September 1, 2019, the Company assigned the lease to an affiliate, Gainbridge Insurance Agency, LLC.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York. The monthly rental expense is approximately $3.9 thousand. The lease expired February 28, 2019.

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on June 30, 2024. Rental payments commenced once the Company took possession of the space which was on March 6, 2019. The first three months of rent in 2019 were abated. Rental expense for 2019 was $0.1 million. These rental expenses are reimbursed by CSHMS.

Effective February 7, 2019 the Company entered into a lease agreement for a second office in Miramar, Florida that terminated on March 31, 2019. The rental expense for 2019 was $33.2 thousand and was reimbursed by

CSHMS.

Effective December 20, 2019 the Company entered into a one-year lease agreement for an office in Columbia, South Carolina with rent payments beginning in January 2020. These rental expenses will be reimbursed by

CSHMS.

76

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

a.At December 31, 2019, future minimum aggregate rental commitments were as follows:

Year Ending	(In Thousands)
December 31,	Operating Leases
2020	$3,193
2021	3,076
2022	3,220
2023	1,831
2024	1,044
Aggregate Total All Future	$1,006
Years

18. DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the "Facility") with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. The Facility terminated on December 12, 2019. Borrowings under the Facility were available for general corporate purposes. Borrowings bore interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility had a 270 days rolling margin commitment. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2019, 2018, and 2017 were approximately $0.9 million, $0.9 million, and $1.7 million, respectively. There were no outstanding borrowings as of December 31, 2019 and 2018.

19. FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in the Company's general operations would be accounted for as borrowed money. As indicated in Note 2, the FHLB also issued a $12.0 million letter of credit to the Company on behalf of an unrelated party effective September 30, 2019 with an initial expiration date of August 15, 2020. Collateral related to the letter of credit is included in the disclosures below. As of December 31, 2019 and 2018, respectively, there was $565.0 million and $365.0 million outstanding to the FHLB.

77

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

FHLB Capital Stock
Aggregate Totals
						General		Separate
Year Ended 2019 (In Thousands)				Total		Account		Accounts
Membership Stock – Class A					$—	$	—	$—
Membership Stock – Class B					2,949		2,949	—
Activity Stock					23,016		23,016	—
Excess Stock					4,725		4,725	—
Aggregate Total					$30,690	$	30,690	$—
Actual or Estimated Borrowing Capacity as
					$747,256		XXX	XXX
Determined by the Insurer
Year Ended 2018 (In Thousands)
Membership Stock – Class A					$—	$	—	$—
Membership Stock – Class B					2,587		2,587	—
Activity Stock					13,838		13,838	—
Excess Stock					—		—	—
Aggregate Total					$16,425	$	16,425	$—
Actual or Estimated Borrowing Capacity as
					$471,449		XXX	XXX
Determined by the Insurer
Membership Stock (Class A and B) Eligible for Redemption
(In Thousands)
Membership	Current Year		Not Eligible		6 months to		1 to Less
			for			Less Than 6 Less Than 1		3 to 5 Years
stock	Total		Redemption	Months		Year	Than 3 Years
Class A	$	— $	— $		— $	— $	— $	—
Class B	2,949		2,949		—	—	—	—
Collateral Pledged to FHLB
Amount Pledged as of Reporting Date
							Carrying	Aggregate
(In Thousands)					Fair Value			Total
							Value	Borrowing
Current Year General Account Total Collateral Pledged						$868,893	$849,372	$565,000
Current Year Separate Accounts Total Collateral Pledged						—	—	—
Current Year Total General and Separate Accounts Total Collateral						868,893	$849,372	$565,000
Pledged					$

Prior Year End Total General and Separate Accounts Total Collateral						607,674	$603,518	$365,000
Pledged					$

78

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Maximum Amount Pledged During Reporting Period
			Carrying	Aggregate
(In Thousands)		Fair Value		Total
			Value	Borrowing
Current Year General Account Maximum Collateral Pledged		$922,781	$897,192	$565,000
Current Year Separate Accounts Maximum Collateral Pledged		91,551	90,924	—
Current Year Total General and Separate Accounts Maximum		$1,014,332	$988,116	$565,000
Collateral Pledged
Prior Year End Total General and Separate Accounts Total Collateral
		$644,799	$641,248	$365,000
Pledged
Borrowing from FHLB

Amount as of Reporting Date
Current Year (In Thousands)	Total	General	Separate	Funding
				Agreements
		Account	Accounts	Reserves
				Established
Debt	$—	$—	$—	XXX
Funding Agreements	565,000	565,000	—	508,480
Other	—	—	—	XXX
Aggregate Total	$565,000	$565,000	$—	$508,480

Prior Year (In Thousands)	Total	General	Separate	Funding
				Agreements
		Account	Accounts	Reserves
				Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	320,507
Other	—	—	—	XXX
Aggregate Total	$365,000	$365,000	$—	$320,507

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General	Separate
		Account	Accounts
Debt	$—	$—	$—
Funding Agreements	565,000	565,000	—
Other	—	—	—
Aggregate Total	$565,000	$565,000	$—

79

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

FHLB - Prepayment Obligations

Does the Company have prepayment
Obligations under the following arrangements
(YES/NO)
Debt	NO
Funding Agreements	YES
Other	NO

20. Health Business

Beginning in 2019, the Company issued Medicare Advantage products in the states of Colorado, North Carolina and Virginia, resulting in approximately $0.5 million of premium written in 2019. There was no premium written in 2018 or 2017.

Retrospectively-Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospective premium adjustments for the Medicare Part D business in accordance with CMS regulations and using CMS formulas. Accrued retrospective premiums are recorded through written premium. The Company has Medicare Part D risk-corridor amounts related to Part D premiums. The amount of Medicare Part D direct premiums written subject to this retrospectively rated feature was $28.5 thousand for 2019 representing 6.0% of total direct health premiums written for 2019.

The Company has risk-adjustment amounts from CMS from Medicare Part C and Part D premiums. Medicare Part D premiums include payments from CMS for risk-sharing adjustments which are estimated quarterly based on claim experience, with final revenue adjustment determined and settlement with CMS in the year following the contract. The Company's Medicare Part C and Part D premiums are subject to redetermination by CMS based on risk factor scores of each member. The Company estimates premium adjustments for changes to health scores based on past experience. The Company recognizes periodic changes to risk-adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. All of the Company's direct health premiums written are subject to this redetermination feature.

The Company's actual loss ratios on the Medicare line of business were in excess of the minimum requirements and as a result no minimum medical loss ratio rebate was required to be established.

The Company did not write accident and health premiums in 2019 or 2018 subject to the risk-sharing provisions of the Affordable Care Act ("ACA").

Change in Incurred Losses and Loss Adjustment Expenses

There were no changes in methodologies or assumptions used in calculating the liability for unpaid losses and loss adjustment expenses. The Company did not write any health insurance business in 2018 or 2017 and therefore had no prior year development.

80

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

The following table discloses paid claims, incurred claims, claims unpaid, aggregate health claim reserves, and health care receivables for the year ended December 31, 2019.

In thousands		2019
	Current Year	Prior Year	Total
Beginning of year claim reserve	Incurred	Incurred
	$—	$—	$—
Paid claims - net of health care	555	—	555
receivable
End of year claim reserve	131	—	131
Incurred claims excluding the	686	—	686
change in health care receivable
Beginning of year health care	—	—	—
receivable
End of year health care receivable	20	—	20
Total incurred claims	$666	$—	$666

Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

The Company incurred claims adjustment expenses ("CAE") of $65.3 thousand in 2019. The Company did not incur or pay claim adjustment expenses in the current year that was attributable to prior years.

Premium Deficiency Reserves

		In thousands
1.	Liability carried for premium deficiency reserves		$679
2.	Date of the most recent evaluation of this liability		2/18/2020
3.	Was anticipated investment income utilized in the	Yes [	] No [ X ]
	calculation?

21. SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2020 to April 27, 2020, the date the financial statements were issued.

Type I - Recognized Subsequent Events:

During the first quarter of 2020, the Company received $100.0 million in cash contributions from its Parent. As these contributions were received prior to the filing of the annual statement, and the contributions were approved by the State of Delaware Department of Insurance, the contributions were recorded as of December 31, 2019. The corresponding receivable from Parent was considered an admitted asset as prescribed by SSAP No. 72 "Surplus and Quasi-Reorganizations."

Type II - Nonrecognized Subsequent Events:

During 2020, the Company borrowed $320.0 million from the FHLB by entering into short term advance agreements, of which $250.0 million has been repaid. Also during 2020, the Company entered into additional funding agreements with the FHLB for $248.0 million.

81

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Subsequent to December 31, 2019, on March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, "the CARES ACT", was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. The Company is required to recognize the effect on the financial statements in the period the law was enacted, which is 2020. At this time, for 2018 and 2019, the Company does not expect the impact of the CARES ACT on the Company's financial position or results of operations to be material.

The spread of COVID-19 is worldwide, dislocating the capital markets and affecting every industry. As of April 27, 2020, the Company has taken steps to protect its employees and seek to maintain business continuity. The Company further believes that its capital and liquidity positions enable it to weather current market volatilities and business disruptions related to the pandemic. However, there is considerable uncertainty around both the severity and the duration of the COVID-19 outbreak, and for that reason the future financial and other impacts of the pandemic cannot reasonably be estimated at this time.

On April 23, 2020, the Company declared an ordinary dividend of $65.0 million to the Parent to be paid on or after April 24, 2020.

82

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

	C.	Financial Statements of the Registrant (Part B)

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)

Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997); Exhibit (1)

(2)	Not Applicable;

(3)(a)

Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(a)

(3)(b)(i)

Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009); Exhibit (3)(b)(1)

(3)(b)(ii)

Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009); Exhibit (3)(b)(2)

(3)(b)(iii)

Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010); Exhibit (3)(b)(iii)

(3)(b)(iv)

Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010); Exhibit (3)(b)(iv)

(3)(c)(i)

Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);  Exhibit (3)(c)(1)

(3)(c)(ii)

Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(ii)

(3)(c)(iii)

General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(iii)

(4)(a)

Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002); Exhibit (4)(a)

(4)(b)

Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002); Exhibit (4)(b)

(4)(c)

Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002); Exhibit (4)(c)

(4)(d)	Secured Returns 2 Rider to Certificate filed as Exhibit (4)(b) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004); Exhibit (4(d)

(4)(e)

Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004); Exhibit (4)(e)

(4)(f)

Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005); Exhibit (4)(f)

(4)(g)

Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006); Exhibit (4)(g)

(4)(h)

Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006); Exhibit (4)(h)

(4)(i)

Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006); Exhibit (4)(i)

(4)(j)

Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008); Exhibit (4)(j)

(4)(k)

Income ON Demand Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008); Exhibit (4)(k)

(4)(l)

Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008); Exhibit (4)(l)

(4)(m)

Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008); Exhibit (4) (m)

(4)(n)

Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008); Exhibit (4)(n)

(4)(o)

Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008); Exhibit (4)(o)

(4)(p)

Income ON Demand III Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009); Exhibit (4)(p)

(4)(q)

Sun Income Riser Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009); Exhibit (4)(q)

(5)(a)

Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002); Exhibit (5)(a)

(5)(b)

Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-7444, filed on February 14, 2002); Exhibit (5(b)

(6)(a)

Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (6(a)

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (6)(b)

(7)

Amended and Restated Reinsurance Agreement between Delaware Life Insurance Company and Hannover Life Reassurance Company of America (Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2019); Exhibit (7)

(8)(a)

Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 23, 1999); Exhibit (8)(a)

(8)(b)

Participation Agreement, dated September 27, 2018, by and among Goldman Sachs Variable Insurance Trust and Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(b)

(8)(c)

Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018): Exhibit (8)(c)

(8)(d)

Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001); Exhibit (8)(d)

(8)(e)

Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of on Form N-4, File No. 333-83516, filed on April 28, 2005); Exhibit (8)(e)

(8)(f)

Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(f)

(8)(g)

Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(g)

(8)(h)

Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-102278, filed on December 31, 2002); Exhibit (8)(h)

(8)(i)

Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(i)

(8)(j)

Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005); Exhibit (8)(j)

(8)(k)

Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(k)

(8)(l)

Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(l)

(8)(m)

Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008); Exhibit (8)(m)

(8)(n)

Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on April 29, 2005);  Exhibit (8)(n)

(8)(o)

Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007); Exhibit (8)(o)

(8)(p)

Participation Agreement, dated August 1, 2011, as amended through May 16, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(p)

(8)(q)

Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011); Exhibit (8)(q)

(8)(r)

Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011); Exhibit (8)(r)

(8)(s)

Participation Agreement, dated April 24, 2009, as amended through May 29, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, JPMorgan Insurance Trust and J. P. Morgan Investment Management Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(s)

(8)(t)

Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(t)

(8)(u)

Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013); Exhibit (8)(u)

(8)(v)

Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(v)

(8)(w)

Participation Agreement, dated April 29, 2011, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, RiverSource Variable Series Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013); Exhibit (8)(w)

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)

Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998); Exhibit (13)

(14)(a)	Powers of Attorney (Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-225901, filed on December 30, 2019); Exhibit (14)(a)

(14)(b)	Resolution of the Board of Directors of the depositor dated April 23, 2020, authorizing the use of powers of attorney for Officer signatures;*

(15)	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC; * and

(16)

Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015.) Exhibit (16)

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is filed herewith as Exhibit 15. None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 2, 2020, there were 3,175 qualified and 2,177 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*The principal business address of all directors and officers of the principal underwriter is, 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, llc at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 27th day of April, 2020.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*	Chairman and Director	April 27, 2020
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Daniel J. Towriss*	Chief Executive Officer and President and Director	April 27, 2020
Daniel J. Towriss	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	April 27, 2020
Michael K. Moran	Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

/s/ Dennis A. Cullen*	Director	April 27, 2020
Dennis A. Cullen

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 27, 2020
Kenneth N. Crowley	Dennis A. Cullen, Director
David E. Sams, Jr., Chairman and Director
Daniel J. Towriss, Chief Executive Officer, President, and Director;
Michael K. Moran, Senior Vice President, Chief Accounting Officer, and Treasurer

*Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-225901, filed on December 30, 2019. Resolution of the Board of Directors is included herein as Exhibit 14(b).

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(b)	Resolution of the Board of Directors

(15)	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC